                                  STATEMENT OF
                             ADDITIONAL INFORMATION

                         AIM SPECIAL OPPORTUNITIES FUNDS
                                11 GREENWAY PLAZA
                                    SUITE 100
                            HOUSTON, TEXAS 77046-1173
                                 (713) 626-1919

                                -----------------

THIS STATEMENT OF ADDITIONAL INFORMATION RELATES TO THE CLASS A, CLASS B AND CLASS C SHARES OF EACH PORTFOLIO (EACH A "FUND," COLLECTIVELY THE "FUNDS") OF AIM SPECIAL OPPORTUNITIES FUNDS LISTED BELOW. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS, AND IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUSES FOR THE FUNDS LISTED BELOW. YOU MAY OBTAIN A COPY OF ANY PROSPECTUS FOR ANY FUND LISTED BELOW FROM AN AUTHORIZED DEALER OR BY WRITING TO:

                          AIM INVESTMENT SERVICES, INC.
                                  P.O. BOX 4739
                            HOUSTON, TEXAS 77210-4739
                          OR BY CALLING (800) 959-4246

                                -----------------

THIS STATEMENT OF ADDITIONAL INFORMATION, DATED FEBRUARY 28, 2005, AS REVISED APRIL 8, 2005, RELATES TO THE FOLLOWING PROSPECTUSES:

       FUND                                            DATED
--------------------------                       -----------------
AIM OPPORTUNITIES I FUND                         FEBRUARY 28, 2005
AIM OPPORTUNITIES II FUND                        FEBRUARY 28, 2005
AIM OPPORTUNITIES III FUND                       FEBRUARY 28, 2005

                         AIM SPECIAL OPPORTUNITIES FUNDS
                       STATEMENT OF ADDITIONAL INFORMATION

                                TABLE OF CONTENTS

                                                                                                       PAGE
GENERAL INFORMATION ABOUT THE TRUST...................................................................   1
         Fund History.................................................................................   1
         Shares of Beneficial Interest................................................................   1
         Policies and Procedures for Disclosure of Fund Holdings......................................   2

DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS..............................................   5
         Classification...............................................................................   5
         Investment Strategies and Risks..............................................................   5
                  Equity Investments..................................................................   8
                  Foreign Investments.................................................................   8
                  Debt Investments for Equity Funds...................................................  10
                  Other Investments...................................................................  10
                  Investment Techniques...............................................................  11
                  Derivatives.........................................................................  16
                  Additional Securities or Investment Techniques......................................  23
         Fund Policies................................................................................  23
         Temporary Defensive Positions................................................................  25
         Portfolio Turnover...........................................................................  25

MANAGEMENT OF THE TRUST...............................................................................  25
         Board of Trustees............................................................................  25
         Management Information.......................................................................  25
                  Trustee Ownership of Fund Shares....................................................  27
                  Factors Considered in Approving the Investment Advisory Agreement...................  27
         Compensation.................................................................................  30
                  Retirement Plan For Trustees........................................................  30
                  Deferred Compensation Agreements....................................................  30
                  Purchase of Class A Shares of the Funds at Net Asset Value..........................  31
         Codes of Ethics..............................................................................  31
         Proxy Voting Policies........................................................................  31

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES...................................................  31

INVESTMENT ADVISORY AND OTHER SERVICES................................................................  31
         Investment Advisor...........................................................................  31
         Portfolio Managers...........................................................................  35
         Service Agreements...........................................................................  36
         Other Service Providers......................................................................  36

BROKERAGE ALLOCATION AND OTHER PRACTICES..............................................................  37
         Brokerage Transactions.......................................................................  37
         Commissions..................................................................................  37
         Brokerage Selection..........................................................................  37
         Directed Brokerage (Research Services).......................................................  38
         Regular Brokers or Dealers...................................................................  39
         Allocation of Portfolio Transactions.........................................................  39
         Allocation of Initial Public Offering ("IPO") Transactions...................................  39

PURCHASE, REDEMPTION AND PRICING OF SHARES............................................................  39
         Purchase and Redemption of Shares............................................................  39
         Offering Price...............................................................................  58
         Redemption In Kind...........................................................................  60
         Backup Withholding...........................................................................  60

DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS..............................................................  61
         Dividends and Distributions..................................................................  61
         Tax Matters..................................................................................  61

DISTRIBUTION OF SECURITIES............................................................................  69
         Distribution Plans...........................................................................  69
         Distributor..................................................................................  71

CALCULATION OF PERFORMANCE DATA.......................................................................  72

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING...............................  77

REGULATORY INQUIRIES AND PENDING LITIGATION...........................................................  78

APPENDICES:

RATINGS OF DEBT SECURITIES............................................................................  A-1

TRUSTEES AND OFFICERS.................................................................................  B-1

TRUSTEE COMPENSATION TABLE............................................................................  C-1

PROXY VOTING POLICIES.................................................................................  D-1

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES...................................................  E-1

MANAGEMENT FEES.......................................................................................  F-1

PORTFOLIO MANAGERS....................................................................................  G-1

ADMINISTRATIVE SERVICES FEES..........................................................................  H-1

BROKERAGE COMMISSIONS.................................................................................  I-1

DIRECTED BROKERAGE (RESEARCH SERVICES) AND PURCHASES OF SECURITIES OF REGULAR BROKERS OR DEALERS......  J-1

AMOUNTS PAID TO A I M DISTRIBUTORS, INC. PURSUANT TO DISTRIBUTION PLANS...............................  K-1

ALLOCATION OF ACTUAL FEES PAID PURSUANT TO DISTRIBUTION PLANS.........................................  L-1

TOTAL SALES CHARGES...................................................................................  M-1

PERFORMANCE DATA......................................................................................  N-1

PENDING LITIGATION....................................................................................  O-1

FINANCIAL STATEMENTS..................................................................................  FS

                       GENERAL INFORMATION ABOUT THE TRUST

FUND HISTORY

      AIM Special Opportunities Funds (the "Trust") is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company. The Trust currently consists of three separate portfolios: AIM Opportunities I Fund ("Opportunities I"), AIM Opportunities II Fund ("Opportunities II") and AIM Opportunities III Fund ("Opportunities III") (each a "Fund" and collectively, the "Funds"). Under the Amended and Restated Agreement and Declaration of Trust, dated May 15, 2002, as amended (the "Trust Agreement"), the Board of Trustees of the Trust (the "Board") is authorized to create new series of shares without the necessity of a vote of shareholders of the Trust. The Trust was organized as a Delaware business trust on March 13, 1998. Prior to July 1, 2002, AIM Opportunities I Fund, AIM Opportunities II Fund, and AIM Opportunities III Fund were known as AIM Small Cap Opportunities Fund, AIM Mid Cap Opportunities Fund and AIM Large Cap Opportunities Fund, respectively.

SHARES OF BENEFICIAL INTEREST

      Shares of beneficial interest of the Trust are redeemable at their net asset value (subject, in certain circumstances, to a contingent deferred sales charge or redemption fee) at the option of the shareholder or at the option of the Trust in certain circumstances.

      The Trust allocates moneys and other property it receives from the issue or sale of shares of each of its series of shares, and all income, earnings and profits from such issuance and sales, subject only to the rights of creditors, to the appropriate Fund. These assets constitute the underlying assets of each Fund, are segregated on the Trust's books of account, and are charged with the expenses of such Fund and its respective classes. The Trust allocates any general expenses of the Trust not readily identifiable as belonging to a particular Fund by or under the direction of the Board, primarily on the basis of relative net assets, or other relevant factors.

      Each share of each Fund represents an equal proportionate interest in that Fund with each other share and is entitled to such dividends and distributions out of the income belonging to such Fund as are declared by the Board. Each Fund offers three separate classes of shares: Class A shares, Class B shares and Class C shares.

      Each class of shares represents interests in the same portfolio of investments. Differing sales charges and expenses will result in differing net asset values and dividends and distributions. Upon any liquidation of the Trust, shareholders of each class are entitled to share pro rata in the net assets belonging to the applicable Fund allocable to such class available for distribution after satisfaction of outstanding liabilities of the Fund allocable to such class.

      Each share of a Fund has generally the same voting, dividend, liquidation and other rights; however, each class of shares of a Fund is subject to different sales loads, conversion features, exchange privileges and class-specific expenses. Only shareholders of a specific class may vote on matters relating to that class' distribution plan.

      Because Class B shares automatically convert to Class A shares, or AIM Cash Reserve shares with respect to AIM Money Market Fund, at month-end eight years after the date of purchase, the Fund's distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act requires that Class B shareholders must also approve any material increase in distribution fees submitted to Class A shareholders of that Fund. A pro rata portion of shares from reinvested dividends and distributions convert along with the Class B shares.

      Except as specifically noted above, shareholders of each Fund are entitled to one vote per share (with proportionate voting for fractional shares), irrespective of the relative net asset value of the shares of a Fund. However, on matters affecting an individual Fund or class of shares, a separate vote of shareholders of that Fund or class is required. Shareholders of a Fund or class are not entitled to vote on any matter which does not affect that Fund or class but that requires a separate vote of another Fund or class. An example of a matter that would be voted on separately by shareholders of each Fund is the approval of the advisory agreement with A I M Advisors, Inc. ("AIM"), and an example of a matter that would be voted on separately by shareholders of each class of shares is approval of the distribution plans. When issued, shares of each Fund are fully paid and nonassessable, have no preemptive or subscription rights, and are freely transferable. Other than the automatic conversion of Class B shares to Class A shares, there are no conversion rights. Shares do not have cumulative voting rights, which means that in situations in which shareholders elect trustees, holders of more than 50% of the shares voting for the election of trustees can elect all of the trustees of the Trust, and the holders of less than 50% of the shares voting for the election of trustees will not be able to elect any trustees.

      Under Delaware law, shareholders of a Delaware statutory trust shall be entitled to the same limitations of liability extended to shareholders of private for-profit corporations. There is a remote possibility, however, that shareholders could, under certain circumstances, be held liable for the obligations of the Trust to the extent the courts of another state which does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations. The Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees to all parties, and each party thereto must expressly waive all rights of action directly against shareholders of the Trust. The Trust Agreement provides for indemnification out of the property of a Fund for all losses and expenses of any shareholder of such Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which a Fund is unable to meet its obligations and the complaining party is not held to be bound by the disclaimer.

      The trustees and officers of the Trust will not be liable for any act, omission or obligation of the Trust or any trustee or officer; however, a trustee or officer is not protected against any liability to the Trust or to the shareholders to which a trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office with the Trust ("Disabling Conduct"). The Trust Agreement provides for indemnification by the Trust of the trustees, the officers and employees or agents of the Trust, provided that such persons have not engaged in Disabling Conduct. The Trust Agreement also authorizes the purchase of liability insurance on behalf of trustees and officers. The Trust's Bylaws provide for the advancement of payments to current and former trustees, officers and employees or agents of the Trust, or anyone serving at their request, in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding, expenses for which such person would be entitled to indemnification; provided that any advancement of payments would be reimbursed if it is ultimately determined that such person is not entitled to indemnification for such expenses.

SHARE CERTIFICATES. Shareholders of the Funds do not have the right to demand or require the Trust to issue share certificates.

POLICIES AND PROCEDURES FOR DISCLOSURE OF FUND HOLDINGS

      The Board has adopted policies and procedures with respect to the disclosure of the Funds' portfolio holdings (the "Holdings Disclosure Policy"). AIM and the Board may amend the Holdings Disclosure Policy at any time without prior notice. Details of the Holdings Disclosure Policy and a description of the basis on which employees of AIM and its affiliates may release information about portfolio securities in certain contexts are provided below.

      PUBLIC RELEASE OF PORTFOLIO HOLDINGS. The Funds disclose the following portfolio holdings information on www.aiminvestments.com:

      - calendar quarter-end portfolio holdings are posted by the 30th day after each calendar quarter-end;

      - fiscal quarter-end portfolio holdings are posted by the 70th day after each fiscal quarter-end; and

      - the largest ten holdings are posted by the 15th day after each month-end.

These holdings are listed along with the percentage of the Fund's net assets they represent. The calendar and fiscal quarter-end portfolio holdings will remain on the website for one year. The top-ten list is replaced each month. Generally, employees of AIM and its affiliates may not disclose such portfolio holdings until one day after they have been posted on www.aiminvestments.com. The Funds also disclose select holdings as part of their quarterly Fund Performance Updates and quarterly Performance and Commentaries on www.aiminvestments.com by the 29th day after each calendar quarter. These quarterly Fund Performance Updates and quarterly Performance and Commentaries are replaced each quarter. You may also obtain the publicly available portfolio holdings information described above by contacting us at 1-800-959-4246.

      SELECTIVE DISCLOSURE OF PORTFOLIO HOLDINGS PURSUANT TO NON-DISCLOSURE AGREEMENT. Employees of AIM and its affiliates will disclose non-public full portfolio holdings on a selective basis only if the Executive Committee (the "Executive Committee") of A I M Management Group Inc. ("AIM Management") approves the parties to whom disclosure of non-public full portfolio holdings will be made. The Executive Committee must determine that the proposed selective disclosure will be made for legitimate business purposes of the applicable Fund and address any perceived conflicts of interest between shareholders of such Fund and AIM or its affiliates as part of granting its approval. The Executive Committee may delegate its approval responsibilities to the Internal Compliance Controls Committee of AIM Management. Pursuant to the Holdings Disclosure Policy, the Board reviews the types of situations in which AIM provides such selective disclosure and approves situations involving perceived conflicts of interest between shareholders of the applicable Fund and AIM or its affiliates brought to the Board's attention by AIM.

      AIM discloses non-public full portfolio holdings information to the following persons in connection with the day-to-day operations and management of the Funds:

      -     Attorneys and accountants;

      -     Securities lending agents;

      -     Lenders to the Funds;

      -     Rating and rankings agencies;

      -     Persons assisting in the voting of proxies;

      -     Fund custodians;

      -     Fund transfer agent(s) (in the event of a redemption in kind);

      - Pricing services, market makers, or other persons who provide systems or software support in connection with Fund operations (to determine the price of securities held by a Fund);

      -     Financial printers;

      - Brokers identified by a Fund's portfolio management team who provide execution and research services to the team; and

      - Analysts hired to perform research and analysis to the Fund's portfolio management team.

In these situations, AIM has entered into non-disclosure agreements which provide that the recipient of the portfolio holdings will maintain the confidentiality of such portfolio holdings and will not trade on such information ("Non-disclosure Agreements"). In many cases, AIM will disclose current portfolio holdings on a daily basis to these persons. AIM will also disclose non-public portfolio holdings information in the event that such disclosure is required by applicable laws, rules or regulations, or by regulatory authorities having jurisdiction over AIM and its affiliates or the Funds.

      AIM will not request, receive or accept any compensation (including compensation in the form of the maintenance of assets in any Fund or other mutual fund or account managed by AIM or one of its affiliates) for the selective disclosure of portfolio holdings information.

      DISCLOSURE OF CERTAIN PORTFOLIO HOLDINGS AND RELATED INFORMATION WITHOUT NON-DISCLOSURE AGREEMENT. From time to time, employees of AIM and its affiliates may express their views orally or in writing on one or more of the Funds' portfolio securities or may state that a Fund has recently purchased or sold, or continues to own, one or more securities. The securities subject to these views and statements may be ones that were purchased or sold since a Fund's most recent quarter-end and therefore may not be reflected on the list of the Fund's most recent quarter-end portfolio holdings disclosed on the website. Such views and statements may be made to various persons, including members of the press, brokers and other financial intermediaries that sell shares of the Funds, shareholders in the applicable Fund, persons considering investing in the applicable Fund or representatives of such shareholders or potential shareholders, such as fiduciaries of a 401(k) plan or a trust and their advisers, and other entities for which AIM or its affiliates provides or may provide investment advisory services. The nature and content of the views and statements provided to each of these persons may differ.

      From time to time, employees of AIM and its affiliates also may provide oral or written information ("portfolio commentary") about a Fund, including, but not limited to, how the Fund's investments are divided among various sectors, industries, countries, investment styles and capitalization sizes, and among stocks, bonds, currencies and cash, security types, bond maturities, bond coupons and bond credit quality ratings. This portfolio commentary may also include information on how these various weightings and factors contributed to Fund performance. AIM may also provide oral or written information ("statistical information") about various financial characteristics of a Fund or its underlying portfolio securities including, but not limited to, alpha, beta, R-squared, coefficient of determination, duration, maturity, information ratio, sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, standard deviation, tracking error, weighted average quality, market capitalization, percent debt to equity, price to cash flow, dividend yield or growth, default rate, portfolio turnover, and risk and style characteristics. This portfolio commentary and statistical information about a Fund may be based on the Fund's portfolio as of the most recent quarter-end or the end of some other interim period, such as month-end. The portfolio commentary and statistical information may be provided to various persons, including those described in the preceding paragraph. The nature and content of the information provided to each of these persons may differ.

      DISCLOSURE OF PORTFOLIO HOLDINGS BY TRADERS. Additionally, employees of AIM and its affiliates may disclose one or more of the portfolio securities of a Fund when purchasing and selling securities through broker-dealers, requesting bids on securities, obtaining price quotations on securities, or in connection with litigation involving the Funds' portfolio securities. AIM does not enter into formal Non-disclosure Agreements in connection with these situations; however, the Funds would not continue to conduct business with a person who AIM believed was misusing the disclosed information.

      DISCLOSURE OF PORTFOLIO HOLDINGS OF OTHER AIM-MANAGED PRODUCTS. AIM and its affiliates manage products sponsored by companies other than AIM, including investment companies, offshore funds, and separate accounts. In many cases, these other products are managed in a similar fashion to certain AIM Funds (as defined herein) and thus have similar portfolio holdings. The sponsors of these other products managed by AIM and its affiliates may disclose the portfolio holdings of their products at different times than AIM discloses portfolio holdings for the AIM Funds.

      AIM provides portfolio holdings information for portfolios of AIM Variable Insurance Funds (the "Insurance Funds") to insurance companies whose variable annuity and variable life insurance accounts invest in the Insurance Funds ("Insurance Companies"). AIM may disclose portfolio holdings information for the Insurance Funds to Insurance Companies with which AIM has entered into Non-disclosure Agreements up to five days prior to the scheduled dates for AIM's disclosure of similar portfolio holdings information for other AIM Funds on www.aiminvestments.com. AIM provides portfolio holdings information for the Insurance Funds to such Insurance Companies to allow them to disclose this information on their websites at approximately the same time that AIM discloses portfolio holdings information for the other AIM Funds on its website. AIM manages the Insurance Funds in a similar fashion to certain other AIM Funds and thus the Insurance Funds and such other AIM Funds have similar portfolio holdings. AIM does not disclose the portfolio holdings information for the Insurance Funds on its website, and not all Insurance Companies disclose this information on their websites.

            DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS

CLASSIFICATION

      The Trust is an open-end management investment company. Each of the Funds is "non-diversified" for purposes of the 1940 Act.

INVESTMENT STRATEGIES AND RISKS

      The table on the following pages identifies various securities and investment techniques used by AIM in managing The AIM Family of Funds(R). The table has been marked to indicate those securities and investment techniques that AIM may use to manage a Fund. A Fund may not use all of these techniques at any one time. A Fund's transactions in a particular security or use of a particular technique is subject to limitations imposed by a Fund's investment objective, policies and restrictions described in that Fund's Prospectus and/or this Statement of Additional Information, as well as federal securities laws. The Funds' investment objectives, policies, strategies and practices are non-fundamental unless otherwise indicated. A more detailed description of the securities and investment techniques, as well as the risks associated with those securities and investment techniques that the Funds utilize, follows the table. The descriptions of the securities and investment techniques in this section supplement the discussion of principal investment strategies contained in each Fund's Prospectus; where a particular type of security or investment technique is not discussed in a Fund's Prospectus, that security or investment technique is not a principal investment strategy.

                         AIM SPECIAL OPPORTUNITIES FUNDS

                 SUMMARY OF SECURITIES AND INVESTMENT TECHNIQUES

       FUND                      AIM               AIM                    AIM
     SECURITY/               OPPORTUNITIES I   OPPORTUNITIES II   OPPORTUNITIES III
INVESTMENT TECHNIQUE             FUND               FUND                FUND
--------------------         -------------     ----------------   -----------------
                               EQUITY INVESTMENTS
Common Stock                       X                 X                    X
Preferred Stock                    X                 X                    X
Convertible Securities             X                 X                    X
Alternative Entity                 X                 X                    X
Securities
                               FOREIGN INVESTMENTS
Foreign Securities                 X                 X                    X
Foreign Government
Obligations
Foreign Exchange                   X                 X                    X
Transactions
                        DEBT INVESTMENTS FOR EQUITY FUNDS
U.S. Government                    X                 X                    X
Obligations
Investment Grade                   X                 X                    X
Corporate Debt
Obligations
Liquid Assets                      X                 X                    X
Junk Bonds
                                OTHER INVESTMENTS
REITs                              X                 X                    X
Other Investment                   X                 X                    X
Companies
Defaulted Securities
Municipal Forward
Contracts
Variable or Floating
Rate Instruments
Indexed Securities
Zero-Coupon and
Pay-in-Kind Securities
Synthetic Municipal
Instruments
                              INVESTMENT TECHNIQUES
Delayed Delivery                   X                 X                    X
Transactions
When-Issued Securities             X                 X                    X
Short Sales                        X                 X                    X
Margin Transactions                X                 X                    X
Swap Agreements                    X                 X                    X
Interfund Loans                    X                 X                    X
Borrowing and Leverage             X                 X                    X

                        AIM SPECIAL OPPORTUNITIES FUNDS

                SUMMARY OF SECURITIES AND INVESTMENT TECHNIQUES

       FUND                      AIM               AIM                    AIM
     SECURITY/               OPPORTUNITIES I   OPPORTUNITIES II   OPPORTUNITIES III
INVESTMENT TECHNIQUE             FUND               FUND                FUND
--------------------         -------------     ----------------   -----------------

Lending Portfolio                  X                 X                    X
Securities
Repurchase Agreements              X                 X                    X
Reverse Repurchase                 X                 X                    X
Agreements
Dollar Rolls
Illiquid Securities                X                 X                    X
Rule 144A Securities               X                 X                    X
Unseasoned Issuers                 X                 X                    X
Portfolio Transactions
Sale of Money Market
Securities
Standby Commitments
                                   DERIVATIVES
Equity-Linked                      X                 X                    X
Derivatives
Put Options                        X                 X                    X
Call Options                       X                 X                    X
Straddles                          X                 X                    X
Warrants                           X                 X                    X
Futures Contracts and              X                 X                    X
Options on Futures
Contracts
Forward Currency                   X                 X                    X
Contracts

Cover                              X                 X                    X
                 ADDITIONAL SECURITIES OR INVESTMENT TECHNIQUES
Special Situations                 X                 X                    X

Equity Investments

      COMMON STOCK. Common stock is issued by companies principally to raise cash for business purposes and represents a residual interest in the issuing company. A Fund participates in the success or failure of any company in which it holds stock. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

      PREFERRED STOCK. Preferred stock, unlike common stock, often offers a stated dividend rate payable from a corporation's earnings. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer's common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. In some cases an issuer may offer auction rate preferred stock, which means that the interest to be paid is set by auction and will often be reset at stated intervals. The rights of preferred stocks on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

      CONVERTIBLE SECURITIES. Each Fund may invest up to 25% of its total assets in convertible securities. Convertible securities include bonds, debentures, notes, preferred stocks and other securities that may be converted into a prescribed amount of common stock or other equity securities at a specified price and time. The holder of convertible securities is entitled to receive interest paid or accrued on debt, or dividends paid or accrued on preferred stock, until the security matures or is converted.

      The value of a convertible security depends on interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer's capital structure. Convertible securities may be illiquid, and may be required to convert at a time and at a price that is unfavorable to a Fund.

      ALTERNATIVE ENTITY SECURITIES. Companies that are formed as limited partnerships, limited liability companies, business trusts or other non-corporate entities may issue equity securities that are similar to common or preferred stock of corporations.

Foreign Investments

      FOREIGN SECURITIES. Foreign securities are equity or debt securities issued by issuers outside the United States, and include securities in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), or other securities representing underlying securities of foreign issuers. Depository Receipts are typically issued by a bank or trust company and evidence ownership of underlying securities issued by foreign corporations.

      Each Fund may invest up to 25% of its total assets in foreign securities.

      Investments by a Fund in foreign securities, whether denominated in U.S. dollars or foreign currencies, may entail all of the risks set forth below. Investments by a Fund in ADRs, EDRs or similar securities also may entail some or all of the risks described below.

      Currency Risk. The value of the Funds' foreign investments will be affected by changes in currency exchange rates. The U.S. dollar value of a foreign security decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and increases when the value of the U.S. dollar falls against such currency.

      Political and Economic Risk. The economies of many of the countries in which the Funds may invest may not be as developed as the United States' economy and may be subject to significantly different forces. Political or social instability, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets could also adversely affect the value of the Funds' investments.

      Regulatory Risk. Foreign companies are not registered with the Securities and Exchange Commission ("SEC") and are generally not subject to the regulatory controls imposed on United States issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, corporate governance practices and requirements comparable to those applicable to domestic companies. Income from foreign securities owned by the Funds may be reduced by a withholding tax at the source, which tax would reduce dividend income payable to the Funds' shareholders.

      Market Risk. The securities markets in many of the countries in which the Funds invest will have substantially less trading volume than the major United States markets. As a result, the securities of some foreign companies may be less liquid and experience more price volatility than comparable domestic securities. Increased custodian costs as well as administrative costs (such as the need to use foreign custodians) may be associated with the maintenance of assets in foreign jurisdictions. There is generally less government regulation and supervision of foreign stock exchanges, brokers and issuers which may make it difficult to enforce contractual obligations. In addition, transaction costs in foreign securities markets are likely to be higher, since brokerage commission rates in foreign countries are likely to be higher than in the United States.

      Risks of Developing Countries. Opportunities I, Opportunities II and Opportunities III each may invest up to 5% of their total assets in securities of companies located in developing countries. Developing countries are those countries which are not included in the MSCI World Index. The Funds consider various factors when determining whether a company is in a developing country, including whether (1) it is organized under the laws of a developing country;
(2) it has a principal office in a developing country; (3) it derives 50% or more of its total revenues from business in a developing country; or (4) its securities are traded principally on a stock exchange, or in an over-the-counter market, in a developing country. Investments in developing countries present risks greater than, and in addition to, those presented by investments in foreign issuers in general. A number of developing countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur subsequent to investments in these currencies by the Funds. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries. Many of the developing securities markets are relatively small or less diverse, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on the Fund's investments.

      FOREIGN EXCHANGE TRANSACTIONS. Foreign exchange transactions include direct purchases of futures contracts with respect to foreign currency, and contractual agreements to purchase or sell a specified currency at a specified future date (up to one year) at a price set at the time of the contract. Such contractual commitments may be forward contracts entered into directly with another party or exchange traded futures contracts.

      Each Fund has authority to deal in foreign exchange between currencies of the different countries in which it will invest as a hedge against possible variations in the foreign exchange rates between those currencies. A Fund may commit the same percentage of its total assets to foreign exchange hedges as it can invest in foreign securities.

      The Funds may utilize either specific transactions ("transaction hedging") or portfolio positions ("position hedging") to hedge foreign currency exposure through foreign exchange transactions. Transaction hedging is the purchase or sale of foreign currency with respect to specific receivables or payables of a Fund accruing in connection with the purchase or sale of its portfolio securities, the sale and redemption of shares of the Fund, or the payment of dividends and distributions by the Fund. Position hedging is the purchase or sale of foreign currency with respect to portfolio security positions (or underlying portfolio security positions, such as in an ADR) denominated or quoted in a foreign currency. Additionally, foreign exchange transactions may involve some of the risks of investments in foreign securities.

Debt Investments for Equity Funds

      U.S. GOVERNMENT OBLIGATIONS. Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities include bills, notes and bonds issued by the U.S. Treasury, as well as "stripped" or "zero coupon" U.S. Treasury obligations representing future interest or principal payments on U.S. Treasury notes or bonds. Stripped securities are sold at a discount to their "face value," and may exhibit greater price volatility than interest-bearing securities since investors receive no payment until maturity. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Student Loan Marketing Association ("SLMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, though issued by an instrumentality chartered by the U.S. Government, like the Federal Farm Credit Bureau ("FFCB"), are supported only by the credit of the instrumentality. The U.S. Government may choose not to provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer were to default, the Funds holding securities of such issuer might not be able to receive their investment from the U.S. Government.

      INVESTMENT GRADE CORPORATE DEBT OBLIGATIONS. Each Fund may invest in U.S. dollar-denominated debt obligations issued or guaranteed by U.S. corporations or U.S. commercial banks, U.S. dollar-denominated obligations of foreign issuers and debt obligations of foreign issuers denominated in foreign currencies. Such debt obligations include, among others, bonds, notes, debentures and variable rate demand notes. In choosing corporate debt securities on behalf of a Fund, its investment adviser may consider (i) general economic and financial conditions; (ii) the specific issuer's (a) business and management, (b) cash flow, (c) earnings coverage of interest and dividends, (d) ability to operate under adverse economic conditions, (e) fair market value of assets, and (f) in the case of foreign issuers, unique political, economic or social conditions applicable to such issuer's country; and (iii) other considerations deemed appropriate.

      LIQUID ASSETS. Cash equivalents include money market instruments (such as certificates of deposit, time deposits, bankers' acceptances from U.S. or foreign banks, and repurchase agreements), shares of affiliated money market funds or high-quality debt obligations (such as U.S. Government obligations, commercial paper, master notes and other short-term corporate instruments and municipal obligations).

      Descriptions of debt securities ratings are found in Appendix A.

Other Investments

      REAL ESTATE INVESTMENT TRUSTS ("REITS"). REITs are trusts that sell equity or debt securities to investors and use the proceeds to invest in real estate or interests therein. A REIT may focus on particular projects, such as apartment complexes, or geographic regions, such as the southeastern United States, or both.

      To the extent consistent with their respective investment objectives and policies, each Fund may invest up to 15% of its total assets in equity and/or debt securities issued by REITs.

      To the extent that a Fund has the ability to invest in REITs, the Fund could conceivably own real estate directly as a result of a default on the securities it owns. A Fund, therefore, may be subject to certain risks associated with the direct ownership of real estate including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates.

      In addition to the risks described above, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified, and are therefore subject to the risk of financing single or a limited number of projects. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to maintain an exemption from the 1940 Act. Changes in interest rates may also affect the value of debt securities held by a Fund. By investing in REITs indirectly through a Fund, a shareholder will bear not only his/her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.

      OTHER INVESTMENT COMPANIES. With respect to a Fund's purchase of shares of another investment company, including Affiliated Money Market Funds (defined below), the Fund will indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company. The Funds have obtained an exemptive order from the SEC allowing them to invest in money market funds that have AIM or an affiliate of AIM as an investment advisor (the "Affiliated Money Market Funds"), provided that investments in Affiliated Money Market Funds do not exceed 25% of the total assets of the investing Fund.

      The following restrictions apply to investments in other investment companies other than Affiliated Money Market Funds: (i) a Fund may not purchase more than 3% of the total outstanding voting stock of another investment company; (ii) a Fund may not invest more than 5% of its total assets in securities issued by another investment company; and (iii) a Fund may not invest more than 10% of its total assets in securities issued by other investment companies.

      The funds may sell shares in other investment companies short.

Investment Techniques

      DELAYED DELIVERY TRANSACTIONS. Delayed delivery transactions, also referred to as forward commitments, involve commitments by a Fund to dealers or issuers to acquire or sell securities at a specified future date beyond the customary settlement for such securities. These commitments may fix the payment price and interest rate to be received or paid on the investment. A Fund may purchase securities on a delayed delivery basis to the extent it can anticipate having available cash on settlement date.

      Investment in securities on a delayed delivery basis may increase a Fund's exposure to market fluctuation and may increase the possibility that the Fund will incur short-term gains subject to federal taxation or short-term losses if the Fund must engage in portfolio transactions in order to honor a delayed delivery commitment. Until the settlement date, a Fund will segregate liquid assets of a dollar value sufficient at all times to make payment for the delayed delivery transactions. Such segregated liquid assets will be marked-to-market daily, and the amount segregated will be increased if necessary to maintain adequate coverage of the delayed delivery commitments. No additional delayed delivery agreements or when-issued commitments (as described below) will be made by a Fund if, as a result, more than 25% of the Fund's total assets would become so committed.

      The delayed delivery securities, which will not begin to accrue interest or dividends until the settlement date, will be recorded as an asset of a Fund and will be subject to the risk of market fluctuation. The purchase price of the delayed delivery securities is a liability of a Fund until settlement. Absent extraordinary circumstances, a Fund will not sell or otherwise transfer the delayed delivery basis securities prior to settlement.

      A fund may enter into buy/sell back transactions (a form of delayed delivery agreement). In a buy/sell back transaction, a Fund enters a trade to sell securities at one price and simultaneously enters a trade to buy the same securities at another price for settlement at a future date.

      WHEN-ISSUED SECURITIES. Purchasing securities on a "when-issued" basis means that the date for delivery of and payment for the securities is not fixed at the date of purchase, but is set after the securities are issued. The payment obligation and, if applicable, the interest rate that will be received on the securities are fixed at the time the buyer enters into the commitment. A Fund will only make commitments to purchase such securities with the intention of actually acquiring such securities, but the Fund may sell these securities before the settlement date if it is deemed advisable.

      Securities purchased on a when-issued basis and the securities held in a Fund's portfolio are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and, if applicable, changes in the level of interest rates. Therefore, if a Fund is to remain substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a possibility that the market value of the Fund's assets will fluctuate to a greater degree. Furthermore, when the time comes for the Fund to meet its obligations under when-issued commitments, the Fund will do so by using then available cash flow, by sale of the segregated liquid assets, by sale of other securities or, although it would not normally expect to do so, by directing the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation).

      Investment in securities on a when-issued basis may increase a Fund's exposure to market fluctuation and may increase the possibility that the Fund will incur short-term gains subject to federal taxation or short-term losses if the Fund must sell another security in order to honor a when-issued commitment. If a Fund purchases a when-issued security, the Fund will segregate liquid assets in an amount equal to the when-issued commitment. If the market value of such segregated assets declines, additional liquid assets will be segregated on a daily basis so that the market value of the segregated assets will equal the amount of the Fund's when-issued commitments. No additional delayed delivery agreements (as described above) or when-issued commitments will be made by a Fund if, as a result, more than 25% of the Fund's total assets would become so committed.

      SHORT SALES. The Funds intend from time to time to sell securities short. A short sale is effected when it is believed that the price of a particular security will decline, and involves the sale of a security which the Funds do not own in the hope of purchasing the same security at a later date at a lower price. To make delivery to the buyer, the Funds must borrow the security from a broker-dealer through which the short sale is executed, and the broker-dealer delivers such securities, on behalf of the Funds, to the buyer. The broker-dealer is entitled to retain the proceeds from the short sale until the Fund delivers to such broker-dealer the securities sold short. In addition, the Funds are required to pay to the broker-dealer the amount of any dividends paid on shares sold short.

      To secure their obligation to deliver to such broker-dealer the securities sold short, the Funds must segregate an amount of cash or liquid securities equal to the difference between the market value of the securities sold short at the time they were sold short and any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Furthermore, until the Funds replace the borrowed security, they must maintain daily the segregated assets at a level so that (1) the amount segregated plus the amount deposited with the broker (not including the proceeds from the short sale) will equal the current market value of the securities sold short, and (2) the amount segregated plus the amount deposited with the broker (not including the proceeds from the short sale) will not be less than the market value of the securities at the time they were sold short. As a result of these requirements, the Funds will not gain any leverage merely by selling short, except to the extent that they earn interest on the immobilized cash or liquid securities while also being subject to the possibility of gain or loss from the securities sold short.

      The Funds are said to have a short position in the securities sold until they deliver to the broker-dealer the securities sold, at which time the Funds receive the proceeds of the sale. The Funds will normally close out a short position by purchasing on the open market and delivering to the broker-dealer an equal amount of the securities sold short.

      The amount of each Fund's net assets that will at any time be deposited with the broker or segregated as described above will not exceed 25%. These deposits do not have the effect of limiting the amount of money that the Funds may lose on a short sale, as the Funds' possible losses may exceed the total amount of deposits.

      The Funds will realize a gain if the price of a security declines between the date of the short sale and the date on which the Funds purchase a security to replace the borrowed security. On the other hand, the Funds will incur a loss if the price of the security increases between those dates. The amount of any gain will be decreased and the amount of any loss increased by any premium or interest that the Funds may be required to pay in connection with a short sale. It should be noted that possible losses from short sales differ from those that could arise from a cash investment in a security in that losses from a short sale may be limitless, while the losses from a cash investment in a security cannot exceed the total amount of the Funds' investment in the security. For example, if a Fund purchases a $10 security, potential loss is limited to $10; however, if a Fund sells a $10 security short, it may have to purchase the security for return to the broker-dealer when the market value of that security is $50, thereby incurring a loss of $40.

      The Funds may also make short sales "against the box", meaning that at all times when a short position is open the Funds own an equal amount of such securities or securities convertible into or exchangeable, without payment of further consideration, for securities of the same issue as, and in an amount equal to, the securities sold short. Such short sales will also be subject to the limitations on short sale transactions referred to above. Short sales "against the box" result in a "constructive sale" and require the Funds to recognize any taxable gain unless an exception to the constructive sale rule applies.

      In addition to enabling the Funds to hedge against market risk, short sales may afford the Funds an opportunity to earn additional current income to the extent the Funds are able to enter into arrangements with broker-dealers through which the short sales are executed to receive income with respect to the proceeds of the short sales during the period the Funds' short positions remain open. The Funds believe that many broker-dealers will be willing to enter into such arrangements, but there is no assurance that the Funds will be able to enter into such arrangements to the desired degree.

      MARGIN TRANSACTIONS. The Funds may purchase securities on margin, and each Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities. The payment by a Fund of initial or variation margin in connection with futures or related options transactions will not be considered the purchase of a security on margin.

      SWAP AGREEMENTS. Each Fund may enter into interest rate, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if it had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Commonly used swap agreements include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

      The "notional amount" of the swap agreement is only a fictitious basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. Most swap agreements entered into by a Fund would calculate the obligations on a "net basis." Consequently, a Fund's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). Obligations under a swap agreement will be accrued daily (offset against amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating liquid assets to avoid any potential leveraging of the Fund. A Fund will not enter into a swap agreement with any single party if the net amount owed to or to be received under existing contracts with that party would exceed 5% of the Fund's total assets. For a discussion of the tax considerations relating to swap agreements, see "Dividends, Distributions and Tax Matters - Swap Agreements."

      INTERFUND LOANS. Each Fund may lend uninvested cash up to 15% of its net assets to other Funds advised by AIM (the "AIM Funds") and each Fund may borrow from other AIM Funds to the extent permitted under such Fund's investment restrictions. During temporary or emergency periods, the percentage of a Fund's net assets that may be loaned to other AIM Funds may be increased as permitted by the SEC. If any interfund borrowings are outstanding, a Fund cannot make any additional investments. If a Fund has borrowed from other AIM Funds and has aggregate borrowings from all sources that exceed 10% of such Fund's total assets, such Fund will secure all of its loans from other AIM Funds. The ability of a Fund to lend its securities to other AIM Funds is subject to certain other terms and conditions.

      BORROWING AND LEVERAGE. The Funds may borrow money from banks (including the Funds' custodian bank), subject to the limitations under the 1940 Act.

      The Funds may employ "leverage" by borrowing money and using it to purchase additional securities. Leverage increases both investment opportunity and investment risk. If the investment gains on the securities purchased with borrowed money exceed the interest paid on the borrowing, the net asset value of the Funds' shares will rise faster than would otherwise be the case. On the other hand, if the investment gains fail to cover the cost (including interest on borrowings), or if there are losses, the net asset value of the Funds' shares will decrease faster than would otherwise be the case. The Funds will maintain asset coverage of at least 300% for all such borrowings, and should such asset coverage at any time fall below 300%, the Funds will be required to reduce their borrowings within three days to the extent necessary to satisfy this requirement. To reduce their borrowings, the Funds might be required to sell securities at a disadvantageous time. Interest on money borrowed is an expense the Funds would not otherwise incur, and the Funds may therefore have little or no investment income during periods of substantial borrowings.

      LENDING PORTFOLIO SECURITIES. The Funds may each lend their portfolio securities (principally to broker-dealers) where such loans are callable at any time and are continuously secured by segregated collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash, letters of credit, or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Each Fund may lend portfolio securities to the extent of one-third of its total assets.

      The Fund would continue to receive the income on loaned securities and would, at the same time, earn interest on the loan collateral or on the investment of any cash collateral. A Fund will not have the right to vote securities while they are being lent, but it can call a loan in anticipation of an important vote. Any cash collateral pursuant to these loans would be invested in short-term money market instruments or Affiliated Money Market Funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned increases and the collateral is not increased accordingly or in the event of default by the borrower. The Fund could also experience delays and costs in gaining access to the collateral.

      REPURCHASE AGREEMENTS. Repurchase agreements are agreements under which a Fund acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which is higher than the purchase price), thereby determining the yield during a Fund's holding period. A Fund may, however, enter into a "continuing contract" or "open" repurchase agreement under which the seller is under a continuing obligation to repurchase the underlying obligation from the Fund on demand and the effective interest rate is negotiated on a daily basis. Each of the Funds may engage in repurchase agreement transactions involving the types of securities in which it is permitted to invest.

      If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, a Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income. The securities underlying a repurchase agreement will be marked-to-market every business day so that the value of such securities is at least equal to the investment value of the repurchase agreement, including any accrued interest thereon.

      The Funds may invest their cash balances in joint accounts with other AIM Funds for the purpose of investing in repurchase agreements with maturities not to exceed 60 days, and in certain other money market instruments with remaining maturities not to exceed 90 days. Repurchase agreements are considered loans by a Fund under the 1940 Act.

      REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements are agreements that involve the sale of securities held by a Fund to financial institutions such as banks and broker-dealers, with an agreement that the Fund will repurchase the securities at an agreed upon price and date. A Fund may employ reverse repurchase agreements (i) for temporary emergency purposes, such as to meet unanticipated net redemptions so as to avoid liquidating other portfolio securities during unfavorable market conditions; (ii) to cover short-term cash requirements resulting from the timing of trade settlements; or
(iii) to take advantage of market situations where the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. At the time it enters into a reverse repurchase agreement, a Fund will segregate liquid assets having a dollar value equal to the repurchase price, and will subsequently continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements involve the risk that the market value of securities to be purchased by the Fund may decline below the price at which it is obligated to repurchase the securities, or that the other party may default on its obligation, so that the Fund is delayed or prevented from completing the transaction. Reverse repurchase agreements are considered borrowings by a Fund under the 1940 Act.

      ILLIQUID SECURITIES. Illiquid securities are securities that cannot be disposed of within seven days in the normal course of business at the price at which they are valued. Illiquid securities may include securities that are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "1933 Act"). Restricted securities may, in certain circumstances, be resold pursuant to Rule 144A under the 1933 Act, and thus may or may not constitute illiquid securities.

      Each Fund may invest up to 15% of its net assets in securities that are illiquid. Limitations on the resale of restricted securities may have an adverse effect on their marketability, which may prevent a Fund from disposing of them promptly at reasonable prices. A Fund may have to bear the expense of registering such securities for resale, and the risk of substantial delays in effecting such registrations.

      RULE 144A SECURITIES. Rule 144A securities are securities which, while privately placed, are eligible for purchase and resale pursuant to Rule 144A under the 1933 Act. This Rule permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities even though such securities are not registered under the 1933 Act. AIM, under the supervision of the Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Funds' restriction on investment in illiquid securities. Determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination AIM will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, AIM could consider the (i) frequency of trades and quotes; (ii) number of dealers and potential purchasers; (iii) dealer undertakings to make a market; and (iv) nature of the security and of market place trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). AIM will also monitor the liquidity of Rule 144A securities and, if as a result of changed conditions, AIM determines that a Rule 144A security is no longer liquid, AIM will review a Fund's holdings of illiquid securities to determine what, if any, action is required to assure that such Fund complies with its restriction on investment in illiquid securities. Investing in Rule 144A securities could increase the amount of each Fund's investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

      UNSEASONED ISSUERS. Investments in the equity securities of companies having less than three years' continuous operations (including operations of any predecessor) involve more risk than investments in the securities of more established companies because unseasoned issuers have only a brief operating history and may have more limited markets and financial resources. As a result, securities of unseasoned issuers tend to be more volatile than securities of more established companies.

Derivatives

      The Funds may each invest in forward currency contracts, futures contracts, options on securities, options on indices, options on currencies, and options on futures contracts to attempt to hedge against the overall level of investment and currency risk normally associated with each Fund's investments and to increase the Funds' return. The Funds may also invest in equity-linked derivative products designed to replicate the composition and performance of particular indices. These instruments are often referred to as "derivatives," which may be defined as financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities).

      EQUITY-LINKED DERIVATIVES. Equity-Linked Derivatives are interests in a securities portfolio designed to replicate the composition and performance of a particular index. Equity-Linked Derivatives are exchange traded. The performance results of Equity-Linked Derivatives will not replicate exactly the performance of the pertinent index due to transaction and other expenses, including fees to service providers, borne by the Equity-Linked Derivatives. Examples of such products include S&P Depositary Receipts ("SPDRs"), World Equity Benchmark Series ("WEBs"), NASDAQ 100 tracking shares ("QQQs"), Dow Jones Industrial Average Instruments ("DIAMONDS") and Optimised Portfolios As Listed Securities ("OPALS"). Investments in Equity-Linked Derivatives involve the same risks associated with a direct investment in the types of securities included in the indices such products are designed to track. There can be no assurance that the trading price of the Equity-Linked Derivatives will equal the underlying value of the basket of securities purchased to replicate a particular index or that such basket will replicate the index. Investments in Equity-Linked Derivatives may constitute investments in other investment companies and, therefore, a Fund may be subject to the same investment restrictions with Equity-Linked Derivatives as with other investment companies. See "Other Investment Companies."

      PUT AND CALL OPTIONS. A call option gives the purchaser the right to buy the underlying security, contract or foreign currency at the stated exercise price at any time prior to the expiration of the option (or on a specified date if the option is a European style option), regardless of the market price or exchange rate of the security, contract or foreign currency, as the case may be at the time of exercise. If the purchaser exercises the call option, the writer of a call option is obligated to sell the underlying security, contract or foreign currency. A put option gives the purchaser the right to sell the underlying security, contract or foreign currency at the stated exercise price at any time prior to the expiration date of the option (or on a specified date if the option is a European style option), regardless of the market price or exchange rate of the security, contract or foreign currency, as the case may be at the time of exercise. If the purchaser exercises the put option, the writer of a put option is obligated to buy the underlying security, contract or foreign currency. The premium paid to the writer is consideration for undertaking the obligations under the option contract. Until an option expires or is offset, the option is said to be "open." When an option expires or is offset, the option is said to be "closed."

      A Fund will not purchase options if, at the time of the investment, the aggregate premiums paid for outstanding options will exceed 25% of the Fund's total assets. Each Fund may use up to 10% of its total assets to purchase put and call options on foreign currencies.

      Pursuant to federal securities rules and regulations, if a Fund writes options it may be required to set aside assets to reduce the risks associated with writing those options. This process is described in more detail below in the section "Cover."

      Writing "Covered" Options. A Fund may write "covered" put and call options in an attempt to realize, through the receipt of premiums, a greater current return than would be realized on the underlying security, contract, or foreign currency alone. In return for the premium received for writing a call option, the Fund foregoes the opportunity for profit from a price increase in the underlying security, contract, or foreign currency above the exercise price so long as the option remains open, but retains the risk of loss should the price of the security, contract, or foreign currency decline. In return for the premium received for writing a put option, the Fund assumes the risk that the price of the underlying security, contract, or foreign currency will decline below the exercise price, in which case the put would be exercised and the Fund would suffer a loss.

      If a call option that a Fund has written expires, it will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security, contract or currency during the option period. If the call option is exercised, a Fund will realize a gain or loss from the sale of the underlying security, contract or currency, which will be increased or offset by the premium received. A Fund would write a put option at an exercise price that, reduced by the premium received on the option, reflects the price it is willing to pay for the underlying security, contract or currency. The obligation imposed upon the writer of an option is terminated upon the expiration of the option, or such earlier time at which a Fund effects a closing purchase transaction by purchasing an option (put or call as the case may be) identical to that previously sold.

      Writing call options can serve as a limited hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. Closing transactions may be effected in order to realize a profit on an outstanding call option, to prevent an underlying security, contract or currency from being called or to permit the sale of the underlying security, contract or currency. Furthermore, effecting a closing transaction will permit a Fund to write another call option on the underlying security, contract or currency with either a different exercise price or expiration date, or both.

      Purchasing Options. A Fund may purchase a call option for the purpose of acquiring the underlying security, contract or currency for its portfolio. Utilized in this fashion, the purchase of call options would enable a Fund to acquire the security, contract or currency at the exercise price of the call option plus the premium paid. So long as it holds such a call option, rather than the underlying security or currency itself, the Fund is partially protected from any unexpected increase in the market price of the underlying security, contract or currency. If the market price does not exceed the exercise price, the Fund could purchase the security on the open market and could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option. Each of the Funds may also purchase call options on underlying securities, contracts or currencies against which it has written other call options. For example, where a Fund has written a call option on an underlying security, rather than entering a closing transaction of the written option, it may purchase a call option with a different exercise strike and/or expiration date that would eliminate some or all of the risk associated with the written call. Used in combinations, these strategies are commonly referred to as "call spreads."

      A Fund may purchase a put option on an underlying security, contract or currency ("protective put") owned by the Fund in order to protect against an anticipated decline in the value of the security, contract or currency. Such hedge protection is provided only during the life of the put option. The premium paid for the put option and any transaction costs would reduce any profit realized when the security, contract or currency is delivered upon the exercise of the put option. Conversely, if the underlying security, contract or currency does not decline in value, the option may expire worthless and the premium paid for the protective put would be lost. A Fund may also purchase put options on underlying securities, contracts or currencies against which it has written other put options. For example, where a Fund has written a put option on an underlying security, rather than entering a closing transaction of the written option, it may purchase a put option with a different exercise price and/or expiration date that would eliminate some or all of the risk associated with the written put. Used in combinations, these strategies are commonly referred to as "put spreads." Likewise, a Fund may write call options on underlying securities, contracts or currencies against which it has purchased protective put options. This strategy is commonly referred to as a "collar."

      Over-The-Counter Options. Options may be either listed on an exchange or traded in over-the-counter ("OTC") markets. Listed options are third-party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation) and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates. A Fund will not purchase an OTC option unless it believes that daily valuations for such options are readily obtainable. OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which guarantees performance). Consequently, there is a risk of non-performance by the dealer. Since no exchange is involved, OTC options are valued on the basis of an average of the last bid prices obtained from dealers, unless a quotation from only one dealer is available, in which case only that dealer's price will be used. In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time. Because purchased OTC options in certain cases may be difficult to dispose of in a timely manner, the Fund may be required to treat some or all of these options (i.e., the market value) as illiquid securities. Although a Fund will enter into OTC options only with dealers that are expected to be capable of entering into closing transactions with it, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the dealer, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

      Index Options. Index options (or options on securities indices) are similar in many respects to options on securities, except that an index option gives the holder the right to receive, upon exercise, cash instead of securities, if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call or put times a specified multiple (the "multiplier"), which determines the total dollar value for each point of such difference.

      The risks of investment in index options may be greater than options on securities. Because index options are settled in cash, when a Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A Fund can offset some of the risk of writing a call index option position by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will not be perfectly correlated with the value of the index.

      Pursuant to federal securities rules and regulations, if a Fund writes index options it may be required to set aside assets to reduce the risks associated with writing those options. This process is described in more detail below in the section "Cover."

      STRADDLES. The Funds, for hedging purposes, may write straddles (combinations of put and call options on the same underlying security) to adjust the risk and return characteristics of the Funds' overall position. A possible combined position would involve writing a covered call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written covered call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

      WARRANTS. Warrants are, in effect, longer-term call options. They give the holder the right to purchase a given number of shares of a particular company at specified prices within certain periods of time. The purchaser of a warrant expects that the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus giving him a profit. Since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant. Warrants generally trade in the open market and may be sold rather than exercised. Warrants are sometimes sold in unit form with other securities of an issuer. Units of warrants and common stock may be employed in financing young, unseasoned companies. The purchase price of a warrant varies with the exercise price of the warrant, the current market value of the underlying security, the life of the warrant and various other investment factors.

      FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A Futures Contract is a two party agreement to buy or sell a specified amount of a specified security or currency (or delivery of a cash settlement price, in the case of an index future) for a specified price at a designated date, time and place (collectively, "Futures Contracts"). A stock index Futures Contract provides for the delivery, at a designated date, time and place, of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading on the contract and the price agreed upon in the Futures Contract; no physical delivery of stocks comprising the index is made. Brokerage fees are incurred when a Futures Contract is bought or sold, and margin deposits must be maintained at all times when a Futures Contract is outstanding.

      Each Fund has the ability to short Futures Contracts and options on Futures Contracts.

      A Fund will enter into Futures Contracts for hedging purposes only; that is, Futures Contracts will be sold to protect against a decline in the price of securities or currencies that the Fund owns, or Futures Contracts will be purchased to protect the Fund against an increase in the price of securities or currencies it has committed to purchase or expects to purchase. A Fund's hedging may include sales of Futures Contracts as an offset against the effect of expected increases in interest rates, and decreases in currency exchange rates and stock prices, and purchases of Futures Contracts as an offset against the effect of expected declines in interest rates, and increases in currency exchange rates or stock prices.

      The Funds currently may not invest in any security (including futures contracts or options thereon) that is secured by physical commodities.

      The Funds will only enter into Futures Contracts that are traded (either domestically or internationally) on futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading thereon in the United States are regulated under the Commodity Exchange Act and by the Commodity Futures Trading Commission ("CFTC"). Foreign futures exchanges and trading thereon are not regulated by the CFTC and are not subject to the same regulatory controls. For a further discussion of the risks associated with investments in foreign securities, see "Foreign Investments" in this Statement of Additional Information.

      Closing out an open Futures Contract is effected by entering into an offsetting Futures Contract for the same aggregate amount of the identical financial instrument or currency and the same delivery date. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If a Fund is not able to enter into an offsetting transaction, it will continue to be required to maintain the margin deposits on the Futures Contract.

      "Margin" with respect to Futures Contracts is the amount of funds that must be deposited by a Fund in order to initiate Futures Contracts trading and maintain its open positions in Futures Contracts. A margin deposit made when the Futures Contract is entered ("initial margin") is intended to ensure the

Fund's performance under the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract.

      Subsequent payments, called "variation margin," to and from the futures commission merchant through which a Fund entered into the Futures Contract will be made on a daily basis as the price of the underlying security, currency or index fluctuates making the Futures Contract more or less valuable, a process known as marking-to-market.

      If a Fund were unable to liquidate a Futures Contract or an option on a Futures Contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the Futures Contract or option or to maintain cash or securities in a segregated account.

      Options on Futures Contracts. Options on Futures Contracts are similar to options on securities or currencies except that options on Futures Contracts give the purchaser the right, in return for the premium paid, to assume a position in a Futures Contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the Futures Contract position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's Futures Contract margin account. The Funds currently may not invest in any security (including futures contracts or options thereon) that is secured by physical commodities.

      Limitations on Futures Contracts and Options on Futures Contracts and on Certain Options on Currencies. To the extent that a Fund enters into Futures Contracts, options on Futures Contracts and options on foreign currencies traded on a CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money") will not exceed 25% of the total assets of the Fund, after taking into account unrealized profits and unrealized losses on any contracts it has entered into. This guideline may be modified by the Board, without a shareholder vote. This limitation does not limit the percentage of the Fund's assets at risk to 25%. Each Fund currently does not intend to enter into options or futures transactions other than for bona fide hedging purposes.

      Pursuant to federal securities rules and regulations, a Fund's use of Futures Contracts and options on Futures Contracts may require that Fund to set aside assets to reduce the risks associated with using Futures Contracts and options on Futures Contracts. This process is described in more detail below in the section "Cover."

           FORWARD CURRENCY CONTRACTS. A forward currency contract is an obligation, usually arranged with a commercial bank or other currency dealer, to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. A Fund either may accept or make delivery of the currency at the maturity of the forward currency contract. A Fund may also, if its contra party agrees prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Forward currency contracts are traded over-the-counter, and not on organized commodities or securities exchanges. As a result, it may be more difficult to value such contracts, and it may be difficult to enter into closing transactions.

      Each of the Funds may engage in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates. A Fund may enter into forward currency contracts with respect to a specific purchase or sale of a security, or with respect to its portfolio positions generally. When a Fund purchases a security denominated in a foreign currency for settlement in the near future, it may immediately purchase in the forward market the currency needed to pay for and settle the purchase. By entering into a forward currency contract with respect to the specific purchase or sale of a security denominated in a foreign currency, the Fund can secure an exchange rate between the trade and settlement dates for that purchase or sale transaction. This practice is sometimes referred to as "transaction hedging." Position hedging is the purchase or sale of foreign currency with respect to portfolio security positions denominated or quoted in a foreign currency.

      The cost to a Fund of engaging in forward currency contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the prices of the underlying securities a Fund owns or intends to acquire, but it does establish a rate of exchange in advance. In addition, while forward currency contract sales limit the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result should the value of the currencies increase.

      Pursuant to federal securities rules and regulations, a Fund's use of forward contracts may require that Fund to set aside assets to reduce the risks associated with using forward contracts. This process is described in more detail below in the section "Cover."

      COVER. Transactions using forward currency contracts, futures contracts and options (other than options purchased by a Fund) expose a Fund to an obligation to another party. A Fund will not write put and call options unless it owns an offsetting "covered" position described below. Each Fund will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities. To the extent that a futures contract, forward currency contract or option is deemed to be illiquid, the assets used to "cover" the Fund's obligation will also be treated as illiquid for purposes of determining the Fund's maximum allowable investment in illiquid securities.

      Even though options purchased by the Funds do not expose the Funds to an obligation to another party, but rather provide the Funds with a right to exercise, the Funds intend to "cover" the cost of any such exercise. To the extent that a purchased option is deemed illiquid, a Fund will treat the market value of the option (i.e., the amount at risk to the Fund) as illiquid, but will not treat the assets used as cover on such transactions as illiquid.

      Assets used as cover cannot be sold while the position in the corresponding forward currency contract, futures contract or option is open, unless they are replaced with other appropriate assets. If a large portion of a Fund's assets is used for cover or otherwise set aside, it could affect portfolio management or the Fund's ability to meet redemption requests or other current obligations.

      Each Fund can cover a written put option by:

      - Selling short the underlying security, index, interest rate, foreign currency or futures contract at the same or greater price than the exercise price of the put option;

      - Purchasing a put option on the same security or index or interest rate, foreign currency or futures contract with the same or greater exercise price;

      - Purchasing a put option on the same security or index or interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or

      - Segregating cash or liquid securities (not limited to the underlying security), marked-to-market daily, equal to at least the exercise price of the optioned securities, interest rate, foreign currency or futures contract.

      Each Fund can cover a written call option by:

      - Purchasing the underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract;

      - Purchasing a call option on the same security or index or interest rate, foreign currency or futures contract with the same or lesser exercise price;

      - Purchasing a call option on the same security or index or interest rate, foreign currency or futures contract with a greater exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices;

      - Segregating cash or liquid securities (not limited to the underlying security) equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract, all marked-to-market daily; or

      - In the case of an index, purchasing a portfolio of securities substantially replicating the movement of the index.

      Bona Fide Hedging. Each Fund will only enter into options and futures transactions for bona fide hedging purposes. The CFTC has defined bona fide hedging in its Rule 1.3(z) which provides that the transaction must be "economically appropriate to the reduction of risks in the conduct and management of a commercial enterprise." Common uses of financial futures and related options by the Funds that would satisfy the Rule include the following:

      (1) to hedge various pertinent securities market risks (e.g. interest rate movements, and broad based or specific equity or fixed-income market movements);

      (2) to establish a position as a temporary substitute for purchasing or selling particular securities; and

      (3) to maintain liquidity while simulating full investment in the securities markets.

      GENERAL RISKS OF OPTIONS, FUTURES AND CURRENCY STRATEGIES. The use by the Funds of options, futures contracts and forward currency contracts involves special considerations and risks, as described below. Risks pertaining to particular strategies are described in the sections that follow.

      (1) Successful use of hedging transactions depends upon AIM's ability to correctly predict the direction of changes in the value of the applicable markets and securities, contracts and/or currencies. While AIM is experienced in the use of these instruments, there can be no assurance that any particular hedging strategy will succeed.

      (2) There might be imperfect correlation, or even no correlation, between the price movements of an instrument (such as an option contract) and the price movements of the investments being hedged. For example, if a "protective put" is used to hedge a potential decline in a security and the security does decline in price, the put option's increased value may not completely offset the loss in the underlying security. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as changing interest rates, market liquidity, and speculative or other pressures on the markets in which the hedging instrument is traded.

      (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments.

      (4) There is no assurance that a liquid secondary market will exist for any particular option, futures contract or option thereon or forward currency contract at any particular time.

      (5) As described above, a Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in instruments involving obligations to third parties. If a Fund were unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair a Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

      (6) There is no assurance that a Fund will use hedging transactions. For example, if a Fund determines that the cost of hedging will exceed the potential benefit to the Fund, the Fund will not enter into such transaction.

Additional Securities or Investment Techniques

      SPECIAL SITUATIONS. Each Fund may invest in "special situations." A special situation arises when, in the opinion of a Fund's management, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development applicable to that company, and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among others: liquidations, reorganizations, recapitalizations, mergers, material litigation, technical breakthroughs, and new management or management policies. Although large and well-known companies may be involved, special situations more often involve comparatively small or unseasoned companies. Investments in unseasoned companies and special situations often involve much greater risk than is inherent in ordinary investment securities.

FUND POLICIES

      FUNDAMENTAL RESTRICTIONS. Each Fund is subject to the following investment restrictions, which may be changed only by a vote of the lesser of (i) 67% or more of the Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares. Any investment restriction that involves a maximum or minimum percentage of securities or assets (other than with respect to borrowing) shall not be considered to be violated unless an excess over or a deficiency under the percentage occurs immediately after, and is caused by, an acquisition or disposition of securities or utilization of assets by the Fund.

      (1) The Fund may not borrow money, or issue senior securities except as permitted by the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time to time by the SEC staff (collectively, the "1940 Act Laws and Interpretations") or to the extent that the Fund may be permitted to do so by exemptive order or similar relief (collectively, with the 1940 Act Laws and Interpretations, the "1940 Act Laws, Interpretations and Exemptions").

      (2) The Fund may not underwrite the securities of other issuers. This restriction does not prevent a Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the Securities Act of 1933.

      (3) The Fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the Fund's investments in (i) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or (ii) tax-exempt obligations issued by governments or political subdivisions of governments. In complying with this restriction, the Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.

      (4) The Fund may not purchase real estate or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

      (5) The Fund may not purchase physical commodities or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the

Fund from engaging in transactions such as futures contracts and options thereon or investing in securities that are secured by physical commodities.

      (6) The Fund may not make personal loans or loans of its assets to persons who control or are under common control with the Fund, except to the extent permitted by 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker-dealers or institutional investors, or investing in loans, including assignments and participation interests.

      (7) The Fund may purchase securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions.

      (8) The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as the Fund.

      The investment restrictions set forth above provide each of the Funds with the ability to operate under new interpretations of the 1940 Act or pursuant to exemptive relief from the SEC without receiving prior shareholder approval of the change. Even though each of the Funds has this flexibility, the Board has adopted non-fundamental restrictions for each of the Funds relating to certain of these restrictions which AIM must follow in managing the Funds. Any changes to these non-fundamental restrictions, which are set forth below, require the approval of the Board.

      NON-FUNDAMENTAL RESTRICTIONS. The following non-fundamental investment restrictions apply to each of the Funds. They may be changed for any Fund without approval of that Fund's voting securities.

      (1) In complying with the fundamental restriction on borrowing, each Fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Each Fund may borrow from banks, broker/dealers or investment companies or their series portfolios that have AIM or an affiliate of AIM as an investment advisor (an "AIM Advised Fund"). Each Fund may borrow for leveraging, and may also borrow for temporary or emergency purposes, in anticipation of or in response to adverse market conditions, or for cash management purposes.

      (2) In complying with the fundamental restriction regarding industry concentration, each Fund may invest up to 25% of its total assets in the securities of issuers whose principal business activities are in the same industry.

      (3) In complying with the fundamental restriction with regard to making loans, each Fund may lend up to 33 1/3% of its total assets and may lend money to another AIM Advised Fund, on such terms and conditions as the SEC may require in an exemptive order.

      (4) Notwithstanding the fundamental restriction with regard to investing all assets in an open-end fund, each Fund may not invest all of its assets in the securities of a single open-end management investment company with the same fundamental investment objectives, policies and restrictions as the Fund.

      (5) Notwithstanding the fundamental restriction with regard to engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities, the Fund currently may not invest in any security (including futures contracts or options thereon) that is secured by physical commodities.

      (6) Each fund may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

TEMPORARY DEFENSIVE POSITIONS

      In anticipation of or in response to adverse market conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Funds may temporarily hold all or a portion of their assets in cash, cash equivalents or high-quality debt instruments. Each of the Funds may also invest up to 25% of its total assets in Affiliated Money Market Funds for these purposes.

PORTFOLIO TURNOVER

      The variation in the portfolio turnover for each of the Funds for the fiscal year ended December 31, 2004 as compared to the prior fiscal year ended December 31, 2003, was due to unusually low portfolio activity in 2004, based on the attractive investment opportunities the portfolio management team believed were represented in the Funds throughout the year.

                             MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES

      The overall management of the business and affairs of the Funds and the Trust is vested in the Board of Trustees. The Board of Trustees approves all significant agreements between the Trust, on behalf of one or more of the Funds, and persons or companies furnishing services to the Funds. The day-to-day operations of each Fund are delegated to the officers of the Trust and to AIM, subject always to the objective(s), restrictions and policies of the applicable Fund and to the general supervision of the Board of Trustees. Certain trustees and officers of the Trust are affiliated with AIM and AIM Management, the parent corporation of AIM. All of the Trust's executive officers hold similar offices with some or all of the other AIM Funds.

MANAGEMENT INFORMATION

      The trustees and officers of the Trust, their principal occupations during the last five years and certain other information concerning them are set forth in Appendix B.

      The standing committees of the Board of Trustees are the Audit Committee, the Compliance Committee, the Governance Committee, the Investments Committee, the Valuation Committee and the Special Committee Relating to Market Timing issues.

      The members of the Audit Committee are Bob R. Baker, James T. Bunch, Edward K. Dunn, Jr. (Chair), Lewis F. Pennock, Dr. Larry Soll, Dr. Prema Mathai-Davis and Ruth H. Quigley (Vice Chair). The Audit Committee is responsible for: (i) the appointment, compensation and oversight of any independent auditors employed by the Funds (including monitoring the independence, qualifications and performance of such auditors and resolution of disagreements between the Funds' management and the auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services; (ii) overseeing the financial reporting process of the Funds; (iii) monitoring the process and the resulting financial statements prepared by management to promote accuracy and integrity of the financial statements and asset valuation; (iv) assisting the Board's oversight of the Funds' compliance with legal and regulatory requirements that related to the Funds' accounting and financial reporting, internal control over financial reporting and independent audits; (v) to the extent required by Section 10A of the Securities Exchange Act of 1934, pre-approving all permissible non-audit services provided to the Funds by its independent auditors; (vi) pre-approving, in accordance with Rule 2.01(c)(7)(ii) of Regulation S-X, certain non-audit services provided by the Funds' independent auditors to the Funds' investment advisor and certain other affiliated entities; and (vii) to the extent required by Regulation 14A, preparing an audit committee report for inclusion in any proxy statement issued by the Fund. During the fiscal year ended October 31, 2004, the Audit Committee held eight meetings.

      The members of the Compliance Committee are Frank S. Bayley, Bruce L. Crockett (Chair), Albert R. Dowden (Vice Chair) and Mr. Dunn. The Compliance Committee is responsible for: (i) recommending to the Board and the dis-interested trustees the appointment, compensation and removal of the Fund's Chief Compliance Officer; (ii) recommending to the dis-interested trustees the appointment, compensation and removal of the Fund's Senior Officer appointed pursuant to the terms of an Assurance of Discontinuance from the New York Attorney General that is applicable to AIM and/or INVESCO Funds Group, Inc. (the "Advisors") (the "Senior Officer"); (iii) recommending to the dis-interested trustees the appointment and removal of the Advisors' independent Compliance Consultant appointed pursuant to the terms of the Securities and Exchange Commission's Order Instituting Administrative Proceedings (the "SEC Order") applicable to the Advisors (the "Compliance Consultant"); (iv) receiving all reports from the Chief Compliance Officer, the Senior Officer and the Compliance Consultant that are delivered between meetings of the Board and that are otherwise not required to be provided to the full Board or to all of the dis-interested trustees; (v) overseeing all reports on compliance matters from the Chief Compliance Officer, the Senior Officer and the Compliance Consultant, and overseeing all reports from the third party retained by the Advisors to conduct the periodic compliance review required by the terms of the SEC Order that are required to be provided to the full Board; (vi) overseeing all of the compliance policies and procedures of the Fund and its service providers adopted pursuant to Rule 38a-1 of the 1940 Act; (vii) risk management oversight with respect to the Fund and, in connection therewith, receiving and overseeing risk management reports from AMVESCAP PLC ("AMVESCAP") that are applicable to the Fund or its service providers; and (viii) overseeing potential conflicts of interest that are reported to the Compliance Committee by the Advisors, the Chief Compliance Officer, the Senior Officer and/or the Compliance Consultant. During the fiscal year ended October 31, 2004, the Compliance Committee met one time.

      The members of the Governance Committee are Messrs. Bayley, Crockett, Dowden (Chair), and Jack M. Fields (Vice Chair), and Gerald J. Lewis. The Governance Committee is responsible for: (i) nominating persons who are not interested persons of the Trust for election or appointment: (a) as additions to the Board, (b) to fill vacancies which, from time to time, may occur in the Board and (c) for election by shareholders of the Trust at meetings called for the election of trustees; (ii) nominating persons for appointment as members of each committee of the Board, including, without limitation, the Audit Committee, the Compliance Committee, the Governance Committee, the Investments Committee and the Valuation Committee, and to nominate persons for appointment as chair and vice chair of each such committee; (iii) reviewing from time to time the compensation payable to the trustees and making recommendations to the Board regarding compensation; (iv) reviewing and evaluating from time to time the functioning of the Board and the various committees of the Board; (v) selecting independent legal counsel to the independent trustees and approving the compensation paid to independent legal counsel; and (vi) approving the compensation paid to independent counsel and other advisers, if any, to the Audit Committee and the Compliance Committee of the Trust.

      The Governance Committee will consider nominees recommended by a shareholder to serve as trustees, provided: (i) that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which trustees will be elected; and
(ii) that the Governance Committee or the Board, as applicable, shall make the final determination of persons to be nominated. During the fiscal year ended October 31, 2004, the Governance Committee held seven meetings.

      Notice procedures set forth in the Trust's bylaws require that any shareholder of a Fund desiring to nominate a trustee for election at a shareholder meeting must submit to the Trust's Secretary the nomination in writing not later than the close of business on the later of the 90th day prior to such shareholder meeting or the tenth day following the day on which public announcement is made of the shareholder meeting and not earlier than the close of business on the 120th day prior to the shareholder meeting.

      The members of the Investments Committee are Messrs. Baker (Vice Chair), Bayley (Chair), Bunch, Crockett, Dowden, Dunn, Fields, Lewis, Pennock and Soll, and Carl Frischling, and Dr. Mathai-Davis (Vice Chair) and Miss Quigley (Vice Chair). The Investments Committee is responsible for:

(i) overseeing AIM's investment-related compliance systems and procedures to ensure their continued adequacy; and (ii) considering and acting, on an interim basis between meetings of the full Board, on investment-related matters requiring Board consideration. During the fiscal year ended October 31, 2004, the Investments Committee held seven meetings.

      The members of the Valuation Committee are Messrs. Dunn and, Pennock (Chair) and Soll, and Miss Quigley (Vice Chair). The Valuation Committee is responsible for addressing issues requiring action by the Board in the valuation of the Funds' portfolio securities that arise during periods between meetings of the Board. During periods between meetings of the Board, the Valuation
Committee: (i) receives the reports of AIM's internal valuation committee requesting pre-approval or approval of any changes to pricing vendors or pricing methodologies as required by AIM's Procedures for Valuing Securities (Pricing Procedures) (the "Procedures"), and approves changes to pricing vendors and pricing methodologies as provided in the Procedures; (ii) upon request of AIM, assists AIM's internal valuation committee in resolving particular fair valuation issues; and (iii) receives reports on non-standard price changes on private equities. The Valuation Committee meets on an ad hoc basis to review matters related to valuation. During the fiscal year ended October 31, 2004, the Valuation Committee held one meeting.

      The members of the Special Committee Relating to Market Timing issues are Messrs. Crockett, Dowden, Dunn, and Lewis (Chair). The purpose of the Special Committee Relating to Market Timing Issues is to remain informed on matters relating to alleged excessive short term trading in shares of the Funds ("market timing") and to provide guidance to special counsel for the independent trustees on market timing issues and related matters between meetings of the independent trustees. During the fiscal year ended October 31, 2004, the Special Committee Relating to Market Timing issues held eight meetings.

Trustee Ownership of Fund Shares

      The dollar range of equity securities beneficially owned by each trustee
(i) in the Funds and (ii) on an aggregate basis, in all registered investment companies overseen by the trustee within the AIM Funds complex is set forth in Appendix B.

Factors Considered in Approving the Investment Advisory Agreement

      The advisory agreement with AIM (the "Advisory Agreement") was re-approved for each Fund by the Board at a meeting held on June 8, 2004. The Board considered the following factors in evaluating the fairness and reasonableness of each Advisory Agreement. In addition to considering these factors at the in-person meeting held on June 8, 2004, the Board considered certain of these factors as part of the Board's ongoing monitoring of each Fund.

- The nature and extent of the advisory services to be provided by AIM. The Board reviewed the services to be provided by AIM under each Advisory Agreement. Based on such review, the Board concluded that the range of services to be provided by AIM under each Advisory Agreement was appropriate and that AIM currently is providing services in accordance with the terms of each Advisory Agreement.

- The quality of services to be provided by AIM. The Board reviewed the credentials and experience of the officers and employees of AIM who will provide investment advisory services to each Fund. In reviewing the qualifications of AIM to provide investment advisory services, the Board reviewed the qualifications of AIM's investment personnel and considered such issues as AIM's portfolio and product review process, AIM's legal and compliance function, AIM's use of technology, AIM's portfolio administration function, the quality of AIM's investment research and AIM's equity and fixed income trading operations. Based on the review of these and other factors, the Board concluded that the quality of services to be provided by AIM was appropriate and that AIM currently is providing satisfactory services in accordance with the terms of the Advisory Agreement.

- The performance of each Fund relative to comparable funds. The Board reviewed the performance of each Fund against the performance of funds advised by other advisors with investment strategies comparable to those of such Fund and concluded that no changes should be made to the Funds and that it was not necessary to change the Funds' portfolio management teams at this time.

- The performance of each Fund relative to indices. The Board reviewed the performance of each Fund against the performance of applicable indices and concluded that no changes should be made to the Funds and that it was not necessary to change the Funds' portfolio management teams at this time.

- Meetings with each Fund's portfolio managers and investment personnel. With respect to each Fund, the Board is meeting periodically with such Fund's portfolio managers and/or other investment personnel and believes that such individuals are competent and able to continue to carry out their responsibilities under the Advisory Agreement.

- Overall performance of AIM. The Board considered the overall performance of AIM in providing investment advisory and portfolio administrative services to each Fund and concluded that such performance was satisfactory.

- Fees relative to those of clients of AIM with comparable investment strategies. The Board reviewed the advisory fee rate for each Fund against
      (i) the advisory fee rates for other mutual funds, variable insurance funds offered to insurance company separate accounts, offshore funds and/or private accounts advised by AIM with investment strategies comparable to those of such Fund, if any, and (ii) the sub-advisory fee rates for unaffiliated mutual funds sub-advised by AIM with investment strategies comparable to those of such Fund, if any. The Board concluded that the current advisory fee rate of each Fund was fair and reasonable.

- Fees relative to those of comparable funds with other advisors. The Board reviewed the advisory fee rate for each Fund against the advisory fee rates for mutual funds advised by other advisors with investment strategies comparable to those of such Fund. The Board concluded that the current advisory fee rate of each Fund was fair and reasonable.

- Expense limitations and fee waivers. The Board reviewed the fee waivers and/or expense limitations, if any, currently in effect for each Fund and the effect they had on each Fund's expenses. The Board concluded that the current levels of fee waivers and/or expense limitations, if any, for each Fund were fair and reasonable.

- Breakpoints and economies of scale. The Board reviewed the structure of each Fund's advisory fee under the Advisory Agreement and whether it includes any breakpoints. The Board considered whether it would be appropriate to add advisory fee breakpoints for each Fund or whether, due to the nature of such Fund and the advisory fee structures of similar funds, it was reasonable to leave the structure of the advisory fee unchanged. Based on such review, the Board concluded that it was not necessary to change the structure of the advisory fee for any of the Funds to add advisory fee breakpoints.

- Investments in affiliated money market funds. The Board also took into account the fact that uninvested cash and cash collateral from securities lending arrangements (collectively, "cash balances") of each Fund may be invested in money market funds advised by AIM pursuant to the terms of an SEC exemptive order. The Board found that each Fund may realize certain benefits upon investing cash balances in AIM advised money market funds, including a higher net return, increased liquidity, increased diversification or decreased transaction costs. The Board also found that each Fund will not receive reduced services if it invests its cash balances in such money market funds. The Board further determined that the proposed securities lending program and related procedures with respect to each of the lending Funds is in the best interests of each lending Fund and its respective shareholders. The Board therefore concluded that the investment of cash collateral received in connection with the securities lending program in the money market funds according to the procedures is in the best interests of each lending Fund and its respective shareholders.

- Profitability of AIM and its affiliates. The Board reviewed information concerning the profitability of AIM's (and its affiliates') investment advisory and other activities and its financial condition. The Board considered the overall profitability of AIM, as well as the profitability of AIM in connection with managing each Fund. The Board noted that AIM's operations remain profitable, although increased expenses in recent years have reduced AIM's profitability. Based on the review of the profitability of AIM's and its affiliates' investment advisory and other activities and its financial condition, the Board concluded that the compensation to be paid by each Fund to AIM under its Advisory Agreement was not excessive.

- Benefits of soft dollars to AIM. The Board considered the benefits realized by AIM as a result of brokerage transactions executed through "soft dollar" arrangements. Under these arrangements, brokerage commissions paid by the Funds and/or other funds advised by AIM are used to pay for research and execution services. This research is used by AIM in making investment decisions for each Fund. Because such research ultimately benefits each Fund, the Board concluded that such arrangements were appropriate.

- AIM's financial soundness in light of each Fund's needs. The Board considered whether AIM is financially sound and has the resources necessary to perform its obligations under each Advisory Agreement, and concluded that AIM has the financial resources necessary to fulfill its obligations under each Advisory Agreement.

- Historical relationship between each Fund and AIM. In determining whether to continue the Advisory Agreement for each Fund, the Board also considered the prior relationship between AIM and each Fund, as well as the Board's knowledge of AIM's operations, and concluded that it was beneficial to maintain the current relationship, in part, because of such knowledge. The Board also reviewed the general nature of the non-investment advisory services currently performed by AIM and its affiliates, such as administrative, transfer agency and distribution services, and the fees received by AIM and its affiliates for performing such services. In addition to reviewing such services, the trustees also considered the organizational structure employed by AIM and its affiliates to provide those services. Based on the review of these and other factors, the Board concluded that AIM and its affiliates were qualified to continue to provide non-investment advisory services to the Funds, including administrative, transfer agency and distribution services, and that AIM and its affiliates currently are providing satisfactory non-investment advisory services.

- Other factors and current trends. In determining whether to continue the Advisory Agreement for each Fund, the Board considered regulatory and legal actions pending against AIM. The Board also considered the internal compliance reviews being undertaken by AIM and its affiliates, and the additional controls and procedures being implemented by AIM and its affiliates. The Board concluded that these actions indicated a good faith effort on the part of AIM to adhere to the highest ethical standards, and determined that the regulatory and legal actions should not prevent the Board from continuing the Advisory Agreement for each Fund.

After consideration of all of the above factors, the Board found that with respect to each Fund: (i) the services provided to such Fund and its shareholders were adequate; (ii) such Fund's Advisory Agreement was fair and reasonable under the circumstances; and (iii) the fees payable under such Fund's Advisory Agreement would have been obtained through arm's length negotiations. The Board therefore concluded that each Fund's Advisory Agreement was in the best interests of such Fund and its shareholders and continued each such Advisory Agreement for another year.

COMPENSATION

      Each trustee who is not affiliated with AIM is compensated for his or her services according to a fee schedule which recognizes the fact that such trustee also serves as a director or trustee of other AIM Funds. Each such trustee receives a fee, allocated among the AIM Funds for which he or she serves as a director or trustee, which consists of an annual retainer component and a meeting fee component. The Chair of the Board and Chairs and Vice Chairs of certain committees receive additional compensation for their services.

      Information regarding compensation paid or accrued for each trustee of the Trust who was not affiliated with AIM during the year ended December 31, 2004 is found in Appendix C.

Retirement Plan For Trustees

      The trustees have adopted a retirement plan for the trustees of the Trust who are not affiliated with AIM. The retirement plan includes a retirement policy as well as retirement benefits for the non-AIM-affiliated trustees.

      The retirement policy permits each non-AIM-affiliated trustee to serve until December 31 of the year in which the trustee turns 72. A majority of the trustees may extend from time to time the retirement date of a trustee.

      Annual retirement benefits are available to each non-AIM-affiliated trustee of the Trust and/or the other AIM Funds (each, a "Covered Fund") who has at least five years of credited service as a trustee (including service to a predecessor fund) for a Covered Fund. The retirement benefits will equal 75% of the trustee's annual retainer paid or accrued by any Covered Fund to such trustee during the twelve-month period prior to retirement, including the amount of any retainer deferred under a separate deferred compensation agreement between the Covered Fund and the trustee. Notwithstanding the foregoing, the amount of benefits will exclude any additional compensation paid to the Chair of the Board and the Chairs and Vice Chairs of certain committees, whether such amounts are paid directly to the Trustee or deferred. The annual retirement benefits are payable in quarterly installments for a number of years equal to the lesser of (i) ten or (ii) the number of such trustee's credited years of service. A death benefit is also available under the plan that provides a surviving spouse with a quarterly installment of 50% of a deceased trustee's retirement benefits for the same length of time that the trustee would have received based on his or her service. A trustee must have attained the age of 65 (55 in the event of death or disability) to receive any retirement benefit.

Deferred Compensation Agreements

      Messrs. Crockett, Dunn, Fields, Frischling, Sklar and Drs. Mathai-Davis and Soll (for purposes of this paragraph only, the "Deferring Trustees") have each executed a Deferred Compensation Agreement (collectively, the "Compensation Agreements"). Pursuant to the Compensation Agreements, the Deferring Trustees have the option to elect to defer receipt of up to 100% of their compensation payable by the Trust, and such amounts are placed into a deferral account and deemed to be invested in one or more AIM Funds selected by the Deferring Trustees. Currently, the Deferring Trustees have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested. Distributions from the Deferring Trustees' deferral accounts will be paid in cash, generally in equal quarterly installments over a period of up to ten (10) years (depending on the Compensation Agreement) beginning on the date selected under the Compensation Agreement. The Board, in its sole discretion, may accelerate or extend the distribution of such deferral accounts after the Deferring Trustee's retirement benefits commence under the plan. The Board, in its sole discretion, also may accelerate or extend the distribution of such deferral accounts after the Deferring Trustee's termination of service as a trustee of the Trust. If a Deferring Trustee dies prior to the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary. With respect to the payments of amounts held in the deferral accounts, the Deferring

Trustees have the status of unsecured creditors of the Trust and of each other AIM Fund from which they are deferring compensation.

Purchase of Class A Shares of the Funds at Net Asset Value

      The trustees and other affiliated persons of the Trust may purchase Class A shares of the Funds without paying an initial sales charge. A I M Distributors, Inc. ("AIM Distributors") permits such purchases because there is a reduced sales effort involved in sales to such purchasers, thereby resulting in relatively low expenses of distribution. For a complete description of the persons who will not pay an initial sales charge on purchases of Class A shares of the AIM Funds, see "Purchase, Redemption and Pricing of Shares - Purchase and Redemption of Shares - Purchases of Class A Shares, Class A3 Shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund and AIM Cash Reserve Shares of AIM Money Market Fund - Purchases of Class A Shares at Net Asset Value."

CODES OF ETHICS

      AIM, the Trust and AIM Distributors have each adopted a Code of Ethics governing, as applicable, personal trading activities of all directors/trustees, officers of the Trust, persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by any of the Funds or obtain information pertaining to such purchase or sale, and certain other employees. The Codes of Ethics are intended to prohibit conflicts of interest with the Trust that may arise from personal trading, including personal trading in most of the funds within the AIM Family of Funds(R). ("affiliated funds"). Personal trading, including personal trading involving securities that may be purchased or held by a Fund and in affiliated funds, is permitted by persons covered under the relevant Codes subject to certain restrictions; however, those persons are generally required to pre-clear all security transactions with the Compliance Officer or her designee and to report all transactions on a regular basis.

PROXY VOTING POLICIES

      The Board has delegated responsibility for decisions regarding proxy voting for securities held by each Fund. The investment advisor will vote such proxies in accordance with its proxy policies and procedures, which have been reviewed and approved by the Board, and which are found in Appendix D.

      Any material changes to the proxy policies and procedures will be submitted to the Board of Trustees of the Trust for approval. The Board of Trustees will be supplied with a summary quarterly report of each Fund's proxy voting record.

      Information regarding how the Funds voted proxies related to their portfolio securities during the 12 months ended June 30, 2004 is available at our website, http://www.aiminvestments.com. This information is also available at the SEC Web site, http://www.sec.gov.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

      Information about the ownership of each class of each Fund's shares by beneficial or record owners of such Fund and by trustees and officers as a group is found in Appendix E. A shareholder who owns beneficially 25% or more of the outstanding shares of a Fund is presumed to "control" that Fund.

                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISOR

      AIM, the Funds' investment advisor, was organized in 1976, and along with its subsidiaries, manages or advises over 200 investment portfolios encompassing a broad range of investment objectives. AIM is a direct, wholly owned subsidiary of AIM Management, a holding company that has been engaged in the financial services business since 1976. AIM Management is an indirect, wholly owned subsidiary of AMVESCAP. AMVESCAP and its subsidiaries are an independent global investment management group. Certain of the directors and officers of AIM are also executive officers of the Trust and their affiliations are shown under "Management Information" herein.

      As investment advisor, AIM supervises all aspects of the Funds' operations and provides investment advisory services to the Funds. AIM obtains and evaluates economic, statistical and financial information to formulate and implement investment programs for the Funds.

      AIM is also responsible for furnishing to the Funds, at AIM's expense, the services of persons believed to be competent to perform all supervisory and administrative services required by the Funds, in the judgment of the trustees, to conduct their respective businesses effectively, as well as the offices, equipment and other facilities necessary for their operations. Such functions include the maintenance of each Fund's accounts and records, and the preparation of all requisite corporate documents such as tax returns and reports to the SEC and shareholders.

      The Advisory Agreement provides that each Fund will pay or cause to be paid all expenses of such Fund not assumed by AIM, including, without limitation: brokerage commissions, taxes, legal, auditing or governmental fees, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption, and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustee and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Trust on behalf of each Fund in connection with membership in investment company organizations, and the cost of printing copies of prospectuses and statements of additional information distributed to the Funds' shareholders.

      AIM, at its own expense, furnishes to the Trust office space and facilities. AIM furnishes to the Trust all personnel for managing the affairs of the Trust and each of its series of shares.

      Pursuant to the Advisory Agreement with the Trust, AIM receives a monthly fee from each Fund calculated at the following annual rates, based on the average daily net assets of each Fund during the year:

      For the advisory services it provides to Opportunities I, AIM is entitled to receive a base management fee calculated at the annual rate of 1.00% of Opportunities I's average daily net assets (the "Opportunities I Base Fee"). This Opportunities I Base Fee will be adjusted, on a monthly basis starting January 1, 2001, (i) upward at the rate of 0.15%, on a pro rata basis, for each percentage point the investment performance of Class A shares of Opportunities I exceeds the sum of 2.00% and the investment record of the Russell 2000(R) Index (the "Small Cap Index"), or (ii) downward at the rate of 0.15%, on a pro rata basis, for each percentage point the investment record of the Small Cap Index less 2.00% exceeds the investment performance of the Class A shares of Opportunities I (the "Opportunities I Fee Adjustment"). The maximum Opportunities I Fee Adjustment, if any, will be 0.75% annually.

      The maximum annual fee payable to AIM will be 1.75% of average daily net assets, and the minimum annual fee payable to AIM will be 0.25% of average daily net assets.

      In determining the Opportunities I Fee Adjustment, if any, applicable during any month, AIM will compare the investment performance of the Class A shares of Opportunities I for the twelve-month period ending on the last day of the prior month (the "Opportunities I Performance Period") to the investment record of the Small Cap Index during the Opportunities I Performance Period. The investment performance of Opportunities I will be determined by adding together
(i) the change in the net asset value of the Class A shares during the Opportunities I Performance Period, (ii) the value of cash distributions made by Opportunities I to holders of Class A shares to the end of the Opportunities I Performance Period, and (iii) the value of capital gains taxes per share, if any, paid or payable on undistributed realized long-term capital gains accumulated to the end of the Opportunities I Performance Period, and will be expressed as a percentage of its net asset value per share at the beginning of the Opportunities I

Performance Period. The investment record of the Small Cap Index will be determined by adding together (i) the change in the level of the Small Cap Index during the Opportunities I Performance Period and (ii) the value, computed consistently with the Small Cap Index, of cash distributions made by companies whose securities comprise the Small Cap Index accumulated to the end of the Opportunities I Performance Period, and will be expressed as a percentage of the Small Cap Index level at the beginning of such period.

      After it determines any Opportunities I Fee Adjustment, AIM will determine the dollar amount of additional fees or fee reductions to be accrued for each day of a month by multiplying the Opportunities I Fee Adjustment by the average daily net assets of Opportunities I during the Opportunities I Performance Period and dividing that number by the number of days in the Opportunities I Performance Period. The management fee, as adjusted, is accrued daily and paid monthly.

      If the trustees determine at some future date that another securities index is a better representative of the composition of Opportunities I than is the Small Cap Index, the trustees may change the securities index used to compute the Opportunities I Fee Adjustment. If the trustees do so, the new securities index (the "New Small Cap Index") will be applied prospectively to determine the amount of the Opportunities I Fee Adjustment. The Small Cap Index will continue to be used to determine the amount of the Opportunities I Fee Adjustment for that part of the Opportunities I Performance Period prior to the effective date of the New Small Cap Index. A change in the Small Cap Index will be submitted to shareholders for their approval unless the SEC determines that shareholder approval is not required.

      The amount Opportunities I will pay to AIM in performance fees is not susceptible to estimation, since it depends upon the future relative performance of Opportunities I and the Small Cap Index.

      For the advisory services it provides to Opportunities II, AIM is entitled to receive a base management fee calculated at the annual rate of 1.50% of Opportunities II's average daily net assets (the "Opportunities II Base Fee"). This Opportunities II Base Fee will be adjusted, on a monthly basis starting January 1, 2001, (i) upward at the rate of 0.20%, on a pro rata basis, for each percentage point the investment performance of Class A shares of Opportunities II exceeds the sum of 2.00% and the investment record of the S&P MidCap 400 Index (the "Mid Cap Index"), or (ii) downward at the rate of 0.20%, on a pro rata basis, for each percentage point the investment record of the Mid Cap Index less 2.00% exceeds the investment performance of the Class A shares of Opportunities II (the "Opportunities II Fee Adjustment"). The maximum or minimum Opportunities II Fee Adjustment, if any, will be 1.00% annually.

      The maximum annual fee payable to AIM will be 2.50% of average daily net assets, and the minimum annual fee payable to AIM will be 0.50% of average daily net assets.

      Effective January 1, 2005 through June 30, 2006, AIM has contractually agreed to waive advisory fees to the extent necessary so that advisory fees AIM receives do not exceed an annual base management fee of 1.25% of Opportunities II's average daily net assets, subject to a maximum performance adjustment upward or downward of 0.75% annually. As a result, AIM may receive a management net fee that ranges from 0.50% to 2.00% of average daily net assets, based on Opportunities II's performance.

      In determining the Opportunities II Fee Adjustment, if any, applicable during any month, AIM will compare the investment performance of the Class A shares of Opportunities II for the twelve-month period ending on the last day of the prior month (the "Opportunities II Performance Period") to the investment record of the Mid Cap Index during the Opportunities II Performance Period. The investment performance of Opportunities II will be determined by adding together
(i) the change in the net asset value of the Class A shares during the Opportunities II Performance Period, (ii) the value of cash distributions made by Opportunities II to holders of Class A shares to the end of the Opportunities II Performance Period, and (iii) the value of capital gains taxes per share, if any, paid or payable on undistributed realized long-term capital gains accumulated to the end of the Opportunities II Performance Period, and will be expressed as a percentage of its net asset value per share at the beginning of the

Opportunities II Performance Period. The investment record of the Mid Cap Index will be determined by adding together (i) the change in the level of the Mid Cap Index during the Opportunities II Performance Period and (ii) the value, computed consistently with the Mid Cap Index, of cash distributions made by companies whose securities comprise the Mid Cap Index accumulated to the end of the Opportunities II Performance Period, and will be expressed as a percentage of the Mid Cap Index level at the beginning of such period.

      After it determines any Opportunities II Fee Adjustment, AIM will determine the dollar amount of additional fees or fee reductions to be accrued for each day of a month by multiplying the Opportunities II Fee Adjustment by the average daily net assets of Opportunities II during the Opportunities II Performance Period and dividing that number by the number of days in the Opportunities II Performance Period. The management fee, as adjusted, is accrued daily and paid monthly.

      If the trustees determine at some future date that another securities index is a better representative of the composition of Opportunities II than is the Mid Cap Index, the trustees may change the securities index used to compute the Opportunities II Fee Adjustment. If the trustees do so, the new securities index (the "New Mid Cap Index") will be applied prospectively to determine the amount of the Opportunities II Fee Adjustment. The Mid Cap Index will continue to be used to determine the amount of the Opportunities II Fee Adjustment for that part of the Opportunities II Performance Period prior to the effective date of the New Mid Cap Index. A change in the Mid Cap Index will be submitted to shareholders for their approval unless the SEC determines that shareholder approval is not required.

      The amount Opportunities II will pay to AIM in performance fees is not susceptible to estimation, since it depends upon the future relative performance of Opportunities II and the Mid Cap Index.

      For the advisory services it provides to Opportunities III, AIM is entitled to receive a base management fee calculated at the annual rate of 1.50% of Opportunities III's average daily net assets (the "Opportunities III Base Fee"). This Opportunities III Base Fee will be adjusted, on a monthly basis starting January 1, 2001, (i) upward at the rate of 0.20%, on a pro rata basis, for each percentage point the investment performance of Class A shares of Opportunities III exceeds the sum of 2.00% and the investment record of the S&P 500 Index (the "Large Cap Index"), or (ii) downward at the rate of 0.20%, on a pro rata basis, for each percentage point the investment record of the Large Cap Index less 2.00% exceeds the investment performance of the Class A shares of Opportunities III (the "Opportunities III Fee Adjustment"). The maximum or minimum Opportunities III Fee Adjustment, if any, will be 1.00% annually.

      The maximum annual fee payable to AIM will be 2.50% of average daily net assets, and the minimum annual fee payable to AIM will be 0.50% of average daily net assets.

      Effective January 1, 2005 through June 30, 2006, AIM has contractually agreed to waive advisory fees to the extent necessary so that advisory fees AIM receives do not exceed an annual base management fee of 1.25% of Opportunities III's average daily net assets, subject to a maximum performance adjustment upward or downward of 0.75% annually. As a result, AIM may receive a management net fee that ranges from 0.50% to 2.00% of average daily net assets, based on Opportunities III's performance.

      In determining the Opportunities III Fee Adjustment, if any, applicable during any month, AIM will compare the investment performance of the Class A shares of Opportunities III for the twelve-month period ending on the last day of the prior month (the "Opportunities III Performance Period") to the investment record of the Large Cap Index during the Opportunities III Performance Period. The investment performance of Opportunities III will be determined by adding together (i) the change in the net asset value of the Class A shares during the Opportunities III Performance Period, (ii) the value of cash distributions made by Opportunities III to holders of Class A shares to the end of the Opportunities III Performance Period, and (iii) the value of capital gains taxes per share, if any, paid or payable on undistributed realized long-term capital gains accumulated to the end of the Opportunities III Performance Period, and will be expressed as a percentage of its net asset value per share at the beginning of the Opportunities II Performance Period. The investment record of the Large Cap Index will be determined by adding together (i) the change in the level of the Large Cap Index during the Opportunities III Performance Period and (ii) the value, computed consistently with the Large Cap Index, of cash distributions made by companies whose securities comprise the Large Cap Index accumulated to the end of the Opportunities III Performance Period, and will be expressed as a percentage of the Large Cap Index level at the beginning of such period.

      After it determines any Opportunities III Fee Adjustment, AIM will determine the dollar amount of additional fees or fee reductions to be accrued for each day of a month by multiplying the Opportunities III Fee Adjustment by the average daily net assets of Opportunities III during the Opportunities III Performance Period and dividing that number by the number of days in the Opportunities III Performance Period. The management fee, as adjusted, is accrued daily and paid monthly.

      If the trustees determine at some future date that another securities index is a better representative of the composition of Opportunities III than is the Large Cap Index, the trustees may change the securities index used to compute the Opportunities III Fee Adjustment. If the trustees do so, the new securities index (the "New Large Cap Index") will be applied prospectively to determine the amount of the Opportunities III Fee Adjustment. The Large Cap Index will continue to be used to determine the amount of the Opportunities III Fee Adjustment for that part of the Opportunities III Performance Period prior to the effective date of the New Large Cap Index. A change in the Large Cap Index will be submitted to shareholders for their approval unless the SEC determines that shareholder approval is not required.

      The amount Opportunities III will pay to AIM in performance fees is not susceptible to estimation, since it depends upon the future relative performance of Opportunities III and the Large Cap Index.

      AIM may from time to time waive or reduce its fee. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Table in a Prospectus may not be terminated or amended to the Funds' detriment during the period stated in the agreement between AIM and the Fund.

      AIM has voluntarily agreed to waive a portion of advisory fees payable by each Fund. The amount of the waiver will equal 25% of the advisory fee AIM receives from the Affiliated Money Market Funds as a result of each Fund's investment of uninvested cash in an Affiliated Money Market Fund. Termination of this agreement requires approval by the Board of Trustees. See "Description of the Funds and Their Investments and Risks - Investment Strategies and Risks - Other Investments - Other Investment Companies."

      The management fees payable by each Fund, the amounts waived by AIM and the net fees paid by each Fund for the last three fiscal years ended October 31 are found in Appendix F.

PORTFOLIO MANAGERS

      Appendix G contains the following information regarding the portfolio managers identified in each Fund's prospectus:

      -     The dollar range of the managers' investments in each Fund.

      -     A description of the manager's compensation structure.

      - Information regarding other accounts managed by the manager and potential conflicts of interest that might arise from the management of multiple accounts.

SERVICE AGREEMENTS

      ADMINISTRATIVE SERVICES AGREEMENT. AIM and the Trust have entered into a Master Administrative Services Agreement ("Administrative Services Agreement") pursuant to which AIM may perform or arrange for the provision of certain accounting and other administrative services to each Fund which are not required to be performed by AIM under the Advisory Agreement. The Administrative Services Agreement provides that it will remain in effect and continue from year to year only if such continuance is specifically approved at least annually by the Board, including the independent trustees, by votes cast in person at a meeting called for such purpose. Under the Administrative Services Agreement, AIM is entitled to receive from the Funds reimbursement of its costs or such reasonable compensation as may be approved by the Board. Currently, AIM is reimbursed for the services of the Trust's principal financial officer and her staff, and any expenses related to fund accounting services.

      Administrative services fees paid to AIM by each Fund for the last three fiscal years ended October 31 are found in Appendix H.

OTHER SERVICE PROVIDERS

      TRANSFER AGENT. AIM Investment Services, Inc., ("AIS"), 11 Greenway Plaza, Suite 100, Houston, Texas 77046, is the Trust's transfer agent, registrar, and dividend disbursing agent.

      The Transfer Agency and Service Agreement (the "TA Agreement") between the Trust and AIS provides that AIS will perform certain shareholder services for the Funds. For servicing accounts holding Class A, A3, B, C, K, R, AIM Cash Reserve and Investor Class Shares, the TA Agreement provides that the Trust on behalf of the Funds will pay AIS at a rate of $17.08 per open shareholder account plus certain out of pocket expenses, whether such account is serviced directly by AIS or by a third party pursuant to a sub-transfer agency, omnibus account service, sub-accounting, or networking agreement. This fee is paid monthly at the rate of 1/12 of the annual fee and is based upon the number of open shareholder accounts during each month.

      In addition, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), 800 Scudders Mill Road, Plainsboro, New Jersey 08536 has entered into an agreement with the Trust (and certain other AIM Funds), PFPC Inc. (formerly known as First Data Investor Service Group) and Financial Data Services, Inc., pursuant to which MLPF&S is paid a per account fee to perform certain shareholder sub-accounting services for its customers who beneficially own shares of the Fund(s).

      Primerica Shareholder Services, Inc. ("PSS"), 3120 Breckinridge Boulevard, Duluth, Georgia 30099-0001 has also entered into an agreement with the Trust (and certain other AIM Funds) and AIS pursuant to which PSS is paid a per account fee to perform certain shareholder sub-accounting services for its customers who beneficially own shares of the Fund(s).

      CUSTODIAN. State Street Bank and Trust Company (the "Custodian"), 225 Franklin Street, Boston, Massachusetts 02110, is custodian of all securities and cash of the Funds. Chase Bank of Texas, N.A., 712 Main, Houston, Texas 77002, serves as sub-custodian for purchases of shares of the Funds. The Bank of New York, 2 Hanson Place, Brooklyn, New York 11217-1431, also serves as sub-custodian to facilitate cash management.

      The Custodian is authorized to establish separate accounts in foreign countries and to cause foreign securities owned by the Funds to be held outside the United States in branches of U.S. banks and, to the extent permitted by applicable regulations, in certain foreign banks and securities depositories. AIM is responsible for selecting eligible foreign securities depositories and for assessing the risks associated with investing in foreign countries, including the risk of using eligible foreign securities depositories in a country. The Custodian is responsible for monitoring eligible foreign securities depositories.

      Under its contract with the Trust, the Custodian maintains the portfolio securities of the Funds, administers the purchases and sales of portfolio securities, collects interest and dividends and other distributions made on the securities held in the portfolios of the Funds and performs other ministerial duties. These services do not include any supervisory function over management or provide any protection against any possible depreciation of assets.

      AUDITORS. The Funds' independent registered public accountants are responsible for auditing the financial statements of the Funds. The Board has selected Ernst & Young LLP, 5 Houston Center, 1401 McKinney, Suite 1200, Houston, TX 77010-4035, as the independent registered public accountants to audit the financial statements of the Funds.

      COUNSEL TO THE TRUST. Legal matters for the Trust have been passed upon by Ballard Spahr Andrews & Ingersoll, LLP, 1735 Market Street, Philadelphia, Pennsylvania 19103.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

BROKERAGE TRANSACTIONS

      AIM makes decisions to buy and sell securities for each Fund, selects broker-dealers, effects the Funds' investment portfolio transactions, allocates brokerage fees in such transactions and, where applicable, negotiates commissions and spreads on transactions. AIM's primary consideration in effecting a security transaction is to obtain the most favorable execution of the order, which includes the best price on the security and a low commission rate. While AIM seeks reasonably competitive commission rates, the Funds may not pay the lowest commission or spread available. See "Brokerage Selection" below.

      Some of the securities in which the Funds invest are traded in over-the-counter markets. Portfolio transactions placed in such markets may be effected at either net prices without commissions, but which include compensation to the broker-dealer in the form of a mark up or mark down, or on an agency basis, which involves the payment of negotiated brokerage commissions to the broker-dealer, including electronic communication networks.

      Traditionally, commission rates have not been negotiated on stock markets outside the United States. Although in recent years many overseas stock markets have adopted a system of negotiated rates, a number of markets maintain an established schedule of minimum commission rates.

      Brokerage commissions paid by each of the Funds during the last three fiscal years ended October 31 are found in Appendix I.

COMMISSIONS

      During the last three fiscal years ended October 31, none of the Funds paid brokerage commissions to brokers affiliated with the Funds, AIM, AIM Distributors, or any affiliates of such entities.

      The Funds may engage in certain principal and agency transactions with banks and their affiliates that own 5% or more of the outstanding voting securities of an AIM Fund, provided the conditions of an exemptive order received by the AIM Funds from the SEC are met. In addition, a Fund may purchase or sell a security from or to certain other AIM Funds or accounts (and may invest in Affiliated Money Market Funds) provided the Funds follow procedures adopted by the Boards of the various AIM Funds, including the Trust. These inter-fund transactions do not generate brokerage commissions but may result in custodial fees or taxes or other related expenses.

BROKERAGE SELECTION

      Section 28(e) of the Securities Exchange Act of 1934 provides that AIM, under certain circumstances, lawfully may cause an account to pay a higher commission than the lowest available. Under Section 28(e)(1), AIM must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided ... viewed in terms of either that particular transaction or [AIM's] overall responsibilities with respect to the accounts as to which [it] exercises investment discretion." The services provided by the broker also must lawfully and appropriately assist AIM in the performance of its investment decision-making responsibilities. Accordingly, in recognition of research services provided to it, a Fund may pay a broker higher commissions than those available from another broker.

      Research services received from broker-dealers supplement AIM's own research (and the research of its affiliates), and may include the following types of information: statistical and background information on the U.S. and foreign economies, industry groups and individual companies; forecasts and interpretations with respect to the U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indexes and investment accounts; information concerning prices of securities; and information supplied by specialized services to AIM and to the Trust's trustees with respect to the performance, investment activities, and fees and expenses of other mutual funds. Broker-dealers may communicate such information electronically, orally, in written form or on computer software. Research services may also include the providing of electronic communications of trade information, providing custody services, as well as providing equipment used to communicate research information and providing specialized consultations with AIM personnel with respect to computerized systems and data furnished to AIM as a component of other research services, arranging meetings with management of companies, and providing access to consultants who supply research information.

      The outside research assistance is useful to AIM since the broker-dealers used by AIM tend to provide a more in-depth analysis of a broader universe of securities and other matters than AIM's staff can follow. In addition, the research provides AIM with a diverse perspective on financial markets. Research services provided to AIM by broker-dealers are available for the benefit of all accounts managed or advised by AIM or by its affiliates. Some broker-dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by AIM's clients, including the Funds. However, the Funds are not under any obligation to deal with any broker-dealer in the execution of transactions in portfolio securities.

      In some cases, the research services are available only from the broker-dealer providing them. In other cases, the research services may be obtainable from alternative sources in return for cash payments. AIM believes that the research services are beneficial in supplementing AIM's research and analysis and that they improve the quality of AIM's investment advice. The advisory fee paid by the Funds is not reduced because AIM receives such services. However, to the extent that AIM would have purchased research services had they not been provided by broker-dealers, the expenses to AIM could be considered to have been reduced accordingly.

      AIM may determine target levels of brokerage business with various brokers on behalf of its clients (including the Funds) over a certain time period. The target levels will be based upon the following factors, among others: (1) the execution services provided by the broker; and (2) the research services provided by the broker. Portfolio transactions also may be effected through broker-dealers that recommend the Funds to their clients, or that act as agent in the purchase of a Fund's shares for their clients. AIM will not enter into a binding commitment with brokers to place trades with such brokers involving brokerage commissions in precise amounts.

DIRECTED BROKERAGE (RESEARCH SERVICES)

      Directed brokerage (research services) paid by each of the Funds during the last fiscal year ended October 31, 2004, are found in Appendix J

REGULAR BROKERS OR DEALERS

      Information concerning the Funds' acquisition of securities of their regular brokers or dealers during the last fiscal year ended October 31, 2004, is found in Appendix J.

ALLOCATION OF PORTFOLIO TRANSACTIONS

      AIM and its affiliates manage numerous other investment accounts. Some of these accounts may have investment objectives similar to the Funds. Occasionally, identical securities will be appropriate for investment by one of the Funds and by another Fund or one or more of these investment accounts. However, the position of each account in the same securities and the length of time that each account may hold its investment in the same securities may vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities is consistent with the investment policies of the Fund(s) and one or more of these accounts, and is considered at or about the same time, AIM will fairly allocate transactions in such securities among the Fund(s) and these accounts. AIM may combine such transactions, in accordance with applicable laws and regulations, to obtain the most favorable execution. Simultaneous transactions could, however, adversely affect a Fund's ability to obtain or dispose of the full amount of a security which it seeks to purchase or sell.

      Sometimes the procedure for allocating portfolio transactions among the various investment accounts advised by AIM results in transactions which could have an adverse effect on the price or amount of securities available to a Fund. In making such allocations, AIM considers the investment objectives and policies of its advisory clients, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the judgments of the persons responsible for recommending the investment. This procedure would apply to transactions in both equity and fixed income securities.

ALLOCATION OF INITIAL PUBLIC OFFERING ("IPO") TRANSACTIONS

      Certain of the AIM Funds or other accounts managed by AIM may become interested in participating in IPOs. Purchases of IPOs by one AIM Fund or account may also be considered for purchase by one or more other AIM Funds or accounts. It shall be AIM's practice to specifically combine or otherwise bunch indications of interest for IPOs for all AIM Funds and accounts participating in purchase transactions for that IPO, and, when the full amount of all IPO orders for such AIM Funds and accounts cannot be filled completely, to allocate such transactions in accordance with the following procedures:

      AIM will determine the eligibility of each AIM Fund and account that seeks to participate in a particular IPO by reviewing a number of factors, including market capital/liquidity suitability and sector/style suitability of the investment with the AIM Fund's or account's investment objective, policies and strategies, and current holdings. The allocation of securities issued in IPOs will be made to eligible AIM Funds and accounts on a pro rata basis based on order size.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

PURCHASE AND REDEMPTION OF SHARES

      Purchases of Class A Shares, Class A3 Shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund and AIM Cash Reserve Shares of AIM Money Market Fund

      INITIAL SALES CHARGES. Each AIM Fund (other than AIM Tax-Exempt Cash Fund is grouped into one of three categories to determine the applicable initial sales charge for its Class A Shares. Additionally, Class A shares of AIM Short Term Bond Fund are subject to an initial sales charge of 2.50%. The sales charge is used to compensate AIM Distributors and participating dealers for their expenses incurred in connection with the distribution of the Funds' shares. You may also be charged a transaction or other fee by the financial institution managing your account.

      Class A shares of AIM Tax-Exempt Cash Fund, Class A3 Shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund and AIM Cash Reserve Shares of AIM Money Market Fund are sold without an initial sales charge.

CATEGORY I FUNDS

AIM Advantage Health Sciences Fund
AIM Aggressive Allocation Fund
AIM Aggressive Growth Fund
AIM Asia Pacific Growth Fund
AIM Basic Value Fund
AIM Blue Chip Fund
AIM Capital Development Fund
AIM Charter Fund
AIM Conservative Allocation Fund
AIM Constellation Fund
AIM Core Stock Fund
AIM Dent Demographic Trends Fund
AIM Diversified Dividend Fund
AIM Dynamics Fund
AIM Emerging Growth Fund
AIM Energy Fund
AIM European Growth Fund
AIM European Small Company Fund
AIM Financial Services Fund
AIM Global Value Fund
AIM Gold & Precious Metal Fund
AIM Health Sciences Fund
AIM International Core Equity Fund
AIM International Small Company Fund
AIM International Growth Fund
AIM Large Cap Basic Value Fund
AIM Large Cap Growth Fund
AIM Leisure Fund
AIM Libra Fund
AIM Mid Cap Basic Value Fund
AIM Mid Cap Core Equity Fund
AIM Mid Cap Growth Fund
AIM Mid Cap Stock Fund
AIM Moderate Allocation Fund
AIM Multi-Sector Fund
AIM Opportunities I Fund
AIM Opportunities II Fund
AIM Opportunities III Fund
AIM Premier Equity Fund
AIM Select Equity Fund
AIM Small Cap Equity Fund
AIM Small Cap Growth Fund
AIM Small Company Growth Fund
AIM Technology Fund
AIM Total Return Fund
AIM Trimark Endeavor Fund
AIM Trimark Fund
AIM Trimark Small Companies Fund
AIM Utilities Fund
AIM Weingarten Fund

                                                                     Dealer
                                       Investor's Sales Charge     Concession
                                      -------------------------    ----------
                                         As a            As a         As a
                                      Percentage      Percentage   Percentage
                                     of the Public    of the Net  of the Public
      Amount of Investment in          Offering         Amount      Offering
        Single Transaction               Price         Invested      Price
     -------------------------       -------------   -----------    ---------
              Less than $    25,000      5.50%           5.82%        4.75%
$  25,000 but less than $    50,000      5.25            5.54         4.50
$  50,000 but less than $   100,000      4.75            4.99         4.00
$ 100,000 but less than $   250,000      3.75            3.90         3.00
$ 250,000 but less than $   500,000      3.00            3.09         2.50
$ 500,000 but less than $ 1,000,000      2.00            2.04         1.60

CATEGORY II FUNDS

AIM Balanced Fund
AIM Basic Balanced Fund
AIM Developing Markets Fund
AIM Global Aggressive Growth Fund
AIM Global Equity Fund
AIM Global Growth Fund
AIM Global Health Care Fund
AIM High Income Municipal Fund
AIM High Yield Fund
AIM Income Fund
AIM Intermediate Government Fund
AIM Municipal Bond Fund
AIM Real Estate Fund
AIM Total Return Bond Fund

                                                                     Dealer
                                       Investor's Sales Charge     Concession
                                      -------------------------    ----------
                                         As a            As a         As a
                                      Percentage      Percentage   Percentage
                                     of the Public    of the Net  of the Public
      Amount of Investment in          Offering         Amount      Offering
        Single Transaction               Price         Invested      Price
     -------------------------       -------------   -----------    ---------
              less than $    50,000      4.75%         4.99%          4.00%
$  50,000 but less than $   100,000      4.00          4.17           3.25
$ 100,000 but less than $   250,000      3.75          3.90           3.00
$ 250,000 but less than $   500,000      2.50          2.56           2.00
$ 500,000 but less than $ 1,000,000      2.00          2.04           1.60

CATEGORY III FUNDS

AIM Limited Maturity Treasury Fund
AIM Tax-Free Intermediate Fund

                                                                     Dealer
                                       Investor's Sales Charge     Concession
                                      -------------------------    ----------
                                         As a            As a         As a
                                      Percentage      Percentage   Percentage
                                     of the Public    of the Net  of the Public
      Amount of Investment in          Offering         Amount      Offering
        Single Transaction               Price         Invested      Price
     -------------------------       -------------   -----------    ---------
              Less than  $  100,000      1.00%          1.01%        0.75%
$  100,000 but less than $  250,000      0.75           0.76         0.50
$  250,000 but less than $1,000,000      0.50           0.50         0.40

           AIM SHORT TERM BOND FUND

                                                                     Dealer
                                       Investor's Sales Charge     Concession
                                      -------------------------    ----------
                                         As a            As a         As a
                                      Percentage      Percentage   Percentage
                                     of the Public    of the Net  of the Public
      Amount of Investment in          Offering         Amount      Offering
        Single Transaction               Price         Invested      Price
     -------------------------       -------------   -----------    ---------
              Less than $   100,000      2.50            2.56         2.00
$ 100,000 but less than $   250,000      2.00            2.04         1.50
$ 250,000 but less than $   500,000      1.50            1.52         1.25
$ 500,000 but less than $ 1,000,000      1.25            1.27         1.00

      Beginning on October 31, 2002 Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund were closed to new investors. Current investors must maintain a share balance in order to continue to make incremental purchases.

      LARGE PURCHASES OF CLASS A SHARES. Investors who purchase $1,000,000 or more of Class A Shares of a Category I, II or III Fund and Class A shares of AIM Short Term Bond Fund do not pay an initial sales charge. In addition, investors who currently own Class A shares of Category I, II, or III Funds and Class A shares of AIM Short Term Bond Fund and make additional purchases that result in account balances of $1,000,000 or more do not pay an initial sales charge on the additional purchases. The additional purchases, as well as initial purchases of $1,000,000 or more, are referred to as Large Purchases. If an investor makes a Large Purchase of Class A shares of a Category I or II Fund and Class A shares of AIM Short Term Bond Fund, however, each share issued will generally be subject to a 1.00% contingent deferred sales charge ("CDSC") if the investor redeems those shares within 18 months after purchase.

      AIM Distributors may pay a dealer concession and/or advance a service fee on Large Purchases, as set forth below. Exchanges between the AIM Funds may affect total compensation paid.

      AIM Distributors may make the following payments to dealers of record for Large Purchases of Class A shares of Category I or II Funds or AIM Short Term Bond Fund by investors other than (i) retirement plans that are maintained pursuant to Sections 401 and 457 of the Internal Revenue Code of 1986, as amended (the "Code"), and (ii) retirement plans that are maintained pursuant to
Section 403 of the Code if the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code:

                               PERCENT OF PURCHASE

                  1% of the first $2 million
                  plus 0.80% of the next $1 million
                  plus 0.50% of the next $17 million
                  plus 0.25% of amounts in excess of $20 million

      If (i) the amount of any single purchase order plus (ii) the public offering price of all other shares owned by the same customer submitting the purchase order on the day on which the purchase order is received equals or exceeds $1,000,000, the purchase will be considered a "jumbo accumulation purchase." With regard to any individual jumbo accumulation purchase, AIM Distributors may make payment to the dealer of record based on the cumulative total of jumbo accumulation purchases made by the same customer over the life of his or her account(s).

      If an investor made a Large Purchase of Class A shares of a Category III Fund or AIM Short Term Bond Fund on and after November 15, 2001 and through October 30, 2002 and exchanges those shares for Class A shares of a Category I or II Fund, AIM Distributors will pay an additional dealer concession of 0.75% upon exchange.

      If an investor makes a Large Purchase of Class A shares of a Category I or II Fund or AIM Short Term Bond Fund on and after November 15, 2001 and through October 31, 2002 and exchanges those shares for Class A shares of a Category III Fund, AIM Distributors will not pay any additional dealer compensation upon the exchange. Beginning February 17, 2003, Class A shares of a Category I or II Fund may not be exchanged for Class A shares of a Category III Fund.

      If an investor makes a Large Purchase of Class A3 shares of a Category III Fund on and after October 31, 2002 and exchanges those shares for Class A shares of a Category I or II Fund or AIM Short Term Bond Fund, AIM Distributors will pay 1.00% of such purchase as dealer compensation upon the exchange. The Class A shares of the Category I or II Fund or AIM Short Term Bond Fund received in exchange generally will be subject to a 1.00% CDSC if the investor redeems such shares within 18 months from the date of exchange.

      If an investor makes a Large Purchase of Class A shares of a Category III Fund and exchanges those shares for Class A shares of another Category III Fund, AIM Distributors will not pay any additional dealer concession upon the exchange. Beginning February 17, 2003, Class A shares of a Category III Fund may not be exchanged for Class A shares of another Category III Fund.

      PURCHASES OF CLASS A SHARES BY CERTAIN RETIREMENT PLANS AT NAV. For purchases of Class A shares of Category I and II Funds and AIM Short Term Bond Fund, AIM Distributors may make the following payments to investment dealers or other financial service firms for sales of such shares at net asset value "NAV" to certain retirement plans provided that the applicable dealer of record is able to establish that the retirement plan's purchase of Class A shares is a new investment (as defined below):

                               PERCENT OF PURCHASE

                  0.50% of the first $2 million
                  plus 0.25% of amounts in excess of $20 million

      This payment schedule will be applicable to purchases of Class A shares at NAV by the following types of retirement plans: (i) all plans maintained pursuant to Sections 401 and 457 of the Code, and (ii) plans maintained pursuant to Section 403 of the Code if the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code.

      A "new investment" means a purchase paid for with money that does not represent (i) the proceeds of one or more redemptions of AIM Fund shares, (ii) an exchange of AIM Fund shares, (iii) the repayment of one or more retirement plan loans that were funded through the redemption of AIM Fund shares, or (iv) money returned from another fund family. If AIM Distributors pays a dealer concession in connection with a plan's purchase of Class A shares at NAV, such shares may be subject to a CDSC of 1.00% of net assets for 12 months, commencing on the date the plan first invests in Class A shares of an AIM Fund. If the applicable dealer of record is unable to establish that a plan's purchase of Class A shares at NAV is a new investment, AIM Distributors will not pay a dealer concession in connection with such purchase and such shares will not be subject to a CDSC.

      With regard to any individual jumbo accumulation purchase, AIM Distributors may make payment to the dealer of record based on the cumulative total of jumbo accumulation purchases made by the same plan over the life of the plan's account(s).

      PURCHASERS QUALIFYING FOR REDUCTIONS IN INITIAL SALES CHARGES. As shown in the tables above, purchases of certain amounts of AIM Fund shares may reduce the initial sales charges. These reductions are available to purchasers that meet the qualifications listed below. We will refer to purchasers that meet these qualifications as "Qualified Purchasers."

DEFINITIONS

      As used herein, the terms below shall be defined as follows:

      - "Individual" refers to a person, as well as his or her Spouse or Domestic Partner and his or her Children;

      - "Spouse" is the person to whom one is legally married under state law;

      - "Domestic Partner" is an adult with whom one shares a primary residence for at least six-months, is in a relationship as a couple where one or each of them provides personal or financial welfare of the other without a fee, is not related by blood and is not married;

      - "Child" or "Children" include a biological, adopted or foster son or daughter, a Step-child, a legal ward or a Child of a person standing in loco parentis;

      -     "Parent" is a person's biological or adoptive mother or father;

      - "Step-child" is the child of one's Spouse by a previous marriage or relationship;

      -     "Step-parent" is the Spouse of a Child's Parent; and

      - "Immediate Family" includes an Individual (including, as defined above, a person, his or her Spouse or Domestic Partner and his or her Children) as well as his or her Parents, Step-parents and the Parents of Spouse or Domestic Partner.

INDIVIDUALS

      - an Individual (including his or her spouse or domestic partner, and children);

      - a retirement plan established exclusively for the benefit of an Individual, specifically including, but not limited to, a Traditional IRA, Roth IRA, SEP IRA, SIMPLE IRA, Solo 401(k), Keogh plan, or a tax-sheltered 403(b)(7) custodial account; and

      - a qualified tuition plan account, maintained pursuant to Section 529 of the Code, or a Coverdell Education Savings Account, maintained pursuant to Section 530 of the Code (in either case, the account must be established by an Individual or have an Individual named as the beneficiary thereof).

EMPLOYER-SPONSORED RETIREMENT PLANS

      - a retirement plan maintained pursuant to Sections 401, 403 (only if the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code), 408 (includes SEP, SARSEP and SIMPLE IRA plans) or 457 of the Code, if:

            a. the employer or plan sponsor submits all contributions for all participating employees in a single contribution transmittal (the AIM Funds will not accept separate contributions submitted with respect to individual participants);

            b. each transmittal is accompanied by a single check or wire transfer; and

            c. if the AIM Funds are expected to carry separate accounts in the names of each of the plan participants, (i) the employer or plan sponsor notifies AIM Distributors in writing that the separate accounts of all plan participants should be linked, and (ii) all new participant accounts are established by submitting an appropriate Account Application on behalf of each new participant with the contribution transmittal.

      HOW TO QUALIFY FOR REDUCTIONS IN INITIAL SALES CHARGES. The following sections discuss different ways that a Qualified Purchaser can qualify for a reduction in the initial sales charges for purchases of Class A shares of the AIM Funds.

LETTERS OF INTENT

      A Qualified Purchaser may pay reduced initial sales charges by (i) indicating on the Account Application that he, she or it intends to provide a Letter of Intent ("LOI"), and (ii) subsequently fulfilling the conditions of that LOI.

      The LOI confirms the total investment in shares of the AIM Funds that the Qualified Purchaser intends to make within the next 13 months. By marking the LOI section on the account application and by signing the account application, the Qualified Purchaser indicates that he, she or it understands and agrees to the terms of the LOI and is bound by the provisions described below:

      Calculating the Initial Sales Charge

      - Each purchase of fund shares normally subject to an initial sales charge made during the 13-month period will be made at the public offering price applicable to a single transaction of the total dollar amount indicated by the LOI (to determine what the applicable public offering price is, look at the sales charge table in the section on "Initial Sales Charges" above).

      - It is the purchaser's responsibility at the time of purchase to specify the account numbers that should be considered in determining the appropriate sales charge.

      - The offering price may be further reduced as described below under "Rights of Accumulation" if the Transfer Agent is advised of all other accounts at the time of the investment.

      - Shares acquired through reinvestment of dividends and capital gains distributions will not be applied to the LOI.

      Calculating the Number of Shares to be Purchased

      - Purchases made within 90 days before signing an LOI will be applied toward completion of the LOI. The LOI effective date will be the date of the first purchase within the 90-day period.

      - Purchases made more than 90 days before signing an LOI will be applied toward the completion of the LOI based on the value of the shares purchased that is calculated at the public offering price on the effective date of the LOI.

      - If a purchaser meets the original obligation at any time during the 13-month period, he or she may revise the intended investment amount upward by submitting a written and signed request. This revision will not change the original expiration date.

      - The Transfer Agent will process necessary adjustments upon the expiration or completion date of the LOI.

      Fulfilling the Intended Investment

      - By signing an LOI, a purchaser is not making a binding commitment to purchase additional shares, but if purchases made within the 13-month period do not total the amount specified, the purchaser will have to pay the increased amount of sales charge.

      - To assure compliance with the provisions of the 1940 Act, the Transfer Agent will escrow in the form of shares an appropriate dollar amount (computed to the nearest full share) out of the initial purchase (or subsequent purchases if necessary). All dividends and any capital gain distributions on the escrowed shares will be credited to the purchaser. All shares purchased, including those escrowed, will be registered in the purchaser's name. If the total investment specified under this LOI is completed within the 13-month period, the escrowed shares will be promptly released.

      - If the intended investment is not completed, the purchaser will pay the Transfer Agent the difference between the sales charge on the specified amount and the sales charge on the amount actually purchased. If the purchaser does not pay such difference within 20 days of the expiration date, he or she irrevocably constitutes and appoints the Transfer Agent as his attorney to surrender for redemption any or all shares, to make up such difference within 60 days of the expiration date.

     Canceling the LOI

      - If at any time before completing the LOI Program, the purchaser wishes to cancel the agreement, he or she must give written notice to AIM Distributors.

      - If at any time before completing the LOI Program the purchaser requests the Transfer Agent to liquidate or transfer beneficial ownership of his total shares, the LOI will be automatically canceled. If the total amount purchased is less than the amount specified in the LOI, the Transfer Agent will redeem an appropriate number of escrowed shares equal to the difference between the sales charge actually paid and the sales charge that would have been paid if the total purchases had been made at a single time.

      Other Persons Eligible for the LOI Privilege

            The LOI privilege is also available to holders of the Connecticut General Guaranteed Account, established for tax qualified group annuities, for contracts purchased on or before June 30, 1992.

      LOIs and Contingent Deferred Sales Charges

            If an investor entered into an LOI to purchase $1,000,000 or more of Class A shares of a Category III Fund on and after November 15, 2001 and through October 30, 2002, such shares will be subject to a 12-month, 0.25% CDSC. Purchases of Class A shares of a Category III Fund made pursuant to an LOI to purchase $1,000,000 or more of shares entered into prior to November 15, 2001 or after October 31, 2002 will not be subject to this CDSC. All LOIs to purchase $1,000,000 or more of Class A shares of Category I and II Funds and AIM Short Term Bond Fund are subject to an 18-month, 1% CDSC.

RIGHTS OF ACCUMULATION

            A Qualified Purchaser may also qualify for reduced initial sales charges based upon his, her or its existing investment in shares of any of the AIM Funds at the time of the proposed purchase. To determine whether or not a reduced initial sales charge applies to a proposed purchase, AIM Distributors takes into account not only the money which is invested upon such proposed purchase, but also the value of all shares of the AIM Funds owned by such purchaser, calculated at their then current public offering price.

            If a purchaser qualifies for a reduced sales charge, the reduced sales charge applies to the total amount of money being invested, even if only a portion of that amount exceeds the breakpoint for the reduced sales charge. For example, if a purchaser already owns qualifying shares of any AIM Fund with a value of $20,000 and wishes to invest an additional $20,000 in a fund with a maximum initial sales charge of 5.50%, the reduced initial sales charge of 5.25% will apply to the full $20,000 purchase and not just to the $15,000 in excess of the $25,000 breakpoint.

            To qualify for obtaining the discount applicable to a particular purchase, the purchaser or his dealer must furnish the Transfer Agent with a list of the account numbers and the names in which such accounts of the purchaser are registered at the time the purchase is made.

            Rights of Accumulation are also available to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

            If an investor's new purchase of Class A shares of a Category I or II Fund or AIM Short Term Bond Fund is at net asset value, the newly purchased shares will be subject to a CDSC if the investor redeems them prior to the end of the 18 month holding period (12 months for Category III Fund shares). For new purchases of Class A shares of Category III Funds at net asset value made on and after November 15, 2001 and through October 30, 2002, the newly purchased shares will be subject to a CDSC if the investor redeems them prior to the end of the 12 month holding period.

            OTHER REQUIREMENTS FOR REDUCTIONS IN INITIAL SALES CHARGES. As discussed above, investors or dealers seeking to qualify orders for a reduced initial sales charge must identify such orders and, if necessary, support their qualification for the reduced charge. AIM Distributors reserves the right to determine whether any purchaser is entitled to the reduced sales charge based on the definition of a Qualified Purchaser listed above. No person or entity may distribute shares of the AIM Funds without payment of the applicable sales charge other than to Qualified Purchasers.

            Purchases of Class A shares of AIM Tax-Exempt Cash Fund Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund, and Class B and Class C shares of AIM Floating Rate Fund and Investor Class shares of any Fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges.

            PURCHASES OF CLASS A SHARES AT NET ASSET VALUE. AIM Distributors permits certain categories of persons to purchase Class A shares of AIM Funds without paying an initial sales charge. These are typically categories of persons whose transactions involve little expense, such as persons who have a relationship with the funds or with AIM and certain programs for purchase.

            AIM Distributors believes that it is appropriate and in the Funds' best interests that such persons, and certain other persons whose purchases result in relatively low expenses of distribution, be permitted to purchase shares through AIM Distributors without payment of a sales charge.

            Accordingly, the following purchasers will not pay initial sales charges on purchases of Class A shares because there is a reduced sales effort involved in sales to these purchasers:

      -     AIM Management and its affiliates, or their clients;

      - Any current or retired officer, director or employee (and members of their Immediate Family) of AIM Management, its affiliates or The AIM Family of Funds(R), and any foundation, trust or employee benefit plan established exclusively for the benefit of, or by, such persons;

      - Any current or retired officer, director, or employee (and members of their Immediate Family) of DST Systems, Inc. or Personix, a division of Fiserv Solutions, Inc.;

      - Sales representatives and employees (and members of their Immediate Family) of selling group members of financial institutions that have arrangements with such selling group members;

      -     Purchases through approved fee-based programs;

      - Employer-sponsored retirement plans that are Qualified Purchasers, as defined above, provided that:

                  a.    a plan's initial investment is at least $1 million;

                  b. there are at least 100 employees eligible to participate in the plan; or

                  c. all plan transactions are executed through a single omnibus account per AIM Fund and the financial institution or service organization has entered into the appropriate agreement with the distributor; further provided that

                  d. retirement plans maintained pursuant to Section 403(b) of the Code are not eligible to purchase shares at NAV based on the aggregate investment made by the plan or the number of eligible employees unless the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code; and

                  e. purchases of AIM Opportunities I Fund by all retirement plans are subject to initial sales charges;

      - Shareholders of record of Advisor Class shares of AIM International Growth Fund or AIM Worldwide Growth Fund on February 12, 1999 who have continuously owned shares of the AIM Funds;

      - Shareholders of record or discretionary advised clients of any investment advisor holding shares of AIM Weingarten Fund or AIM Constellation Fund on September 8, 1986, or of AIM Charter Fund on November 17, 1986, who have continuously owned shares having a market value of at least $500 and who purchase additional shares of the same Fund;

      - Unitholders of G/SET series unit investment trusts investing proceeds from such trusts in shares of AIM Weingarten Fund or AIM Constellation Fund; provided, however, prior to the termination date of the trusts, a unit holder may invest proceeds from the redemption or repurchase of his units only when the investment in shares of AIM Weingarten Fund and AIM Constellation Fund is effected within 30 days of the redemption or repurchase;

      - A shareholder of a fund that merges or consolidates with an AIM Fund or that sells its assets to an AIM Fund in exchange for shares of an AIM Fund;

      - Shareholders of the GT Global funds as of April 30, 1987 who since that date continually have owned shares of one or more of these funds;

      - Certain former AMA Investment Advisers' shareholders who became shareholders of the AIM Global Health Care Fund in October 1989, and who have continuously held shares in the GT Global funds since that time;

      -     Shareholders of Investor Class shares of an AIM Fund;

      -     Qualified Tuition Programs created and maintained in accordance with
            Section 529 of the Code;

      -     Insurance company separate accounts; and

      - a retirement plan established exclusively for the benefit of an individual (specifically including, but not limited to, a Traditional IRA, Roth IRA, SEP IRA, SIMPLE IRA, Solo 401(k), Keogh plan, or a tax-sheltered 403(b)(7) custodial account) if:

            a. such plan is funded by a rollover of assets from an Employer-Sponsored Retirement Plan;

            b. the account being funded by such rollover is to be maintained by the same trustee, custodian or administrator that maintained the plan from which the rollover distribution funding such rollover originated, or an affiliate thereof; and

            c. the dealer of record with respect to the account being funded by such rollover is the same as the dealer of record with respect to the plan from which the rollover distribution funding such rollover originated, or an affiliate thereof.

      - Transfers to IRAs that are attributable to AIM Fund investments held in 403(b)(7)s, SIMPLEs, SEPs, SARSEPs, Traditional or Roth IRAs.

      - Rollovers from AIM-held 403(b)(7)s, 401(K)s, SEPs, SIMPLEs, SARSEPs, Money Purchase Plans, and Profit Sharing Plans if the assets are transferred to an AIM IRA.

      In addition, an investor may acquire shares of any of the AIM Funds at net asset value in connection with:

      -     the reinvestment of dividends and distributions from a Fund;

      -     exchanges of shares of certain Funds; or

      -     a merger, consolidation or acquisition of assets of a Fund.

      PAYMENTS TO DEALERS. AIM Distributors may elect to re-allow the entire initial sales charge to dealers for all sales with respect to which orders are placed with AIM Distributors during a particular period. Dealers to whom substantially the entire sales charge is re-allowed may be deemed to be "underwriters" as that term is defined under the 1933 Act.

      The financial advisor through which you purchase your shares may receive all or a portion of the sales charges and Rule 12b-1 distribution fees discussed above. In addition to those payments, AIM Distributors or one or more of its corporate affiliates (collectively, the "ADI Affiliates") may make additional cash payments to financial advisors in connection with the promotion and sale of shares of AIM Funds. ADI Affiliates make these payments from their own resources, from AIM Distributors' retention of underwriting concessions and from payments to AIM Distributors under Rule 12b-1 plans. These additional cash payments are described below. The categories described below are not mutually exclusive. The same financial advisor may receive payments under more than one or all categories. Most financial advisors that sell shares of AIM Funds receive one or more types of these cash payments.

      In this context, "financial advisors" include any broker, dealer, bank (including bank trust departments), registered investment advisor, financial planner, retirement plan administrator and any other financial intermediary having a selling, administration or similar agreement with AIM.

      REVENUE SHARING PAYMENTS. ADI Affiliates make revenue sharing payments as incentives to certain financial advisors to promote and sell shares of AIM Funds. The benefits ADI Affiliates receive when they make these payments include, among other things, placing AIM Funds on the financial advisor's funds sales system, placing AIM Funds on the financial advisor's preferred or recommended fund list, and access (in some cases on a preferential basis over other competitors) to individual members of the financial advisor's sales force or to the financial advisor's management. Revenue sharing payments are sometimes referred to as "shelf space" payments because the payments compensate the financial advisor for including AIM Funds in its fund sales system (on its "sales shelf"). ADI Affiliates compensate financial advisors differently depending typically on the level and/or type of considerations provided by the financial advisor. In addition, payments typically apply only to retail sales, and may not apply to other types of sales or assets (such as sales to retirement plans, qualified tuition programs, or fee based advisor programs - some of which may be generate certain other payments described below.)

      The revenue sharing payments ADI Affiliates make may be calculated on sales of shares of AIM Funds ("Sales-Based Payments"), in which case the total amount of such payments shall not exceed 0.25% of the public offering price of all shares sold by the financial advisor during the particular period. Such payments also may be calculated on the average daily net assets of the applicable AIM Funds attributable to that particular financial advisor ("Asset-Based Payments"), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period.

Sales-Based Payments primarily create incentives to make new sales of shares of AIM Funds and Asset-Based Payments primarily create incentives to retain previously sold shares of AIM Funds in investor accounts. ADI Affiliates may pay a financial advisor either or both Sales-Based Payments and Asset-Based Payments.

      ADMINISTRATIVE AND PROCESSING SUPPORT PAYMENTS. ADI Affiliates also may make payments to certain financial advisors that sell AIM Fund shares for certain administrative services, including record keeping and sub-accounting shareholder accounts. Payments for these services typically do not exceed 0.25% of average annual assets or $19 per annum per shareholder account. ADI Affiliates also may make payments to certain financial advisors that sell AIM Fund shares in connection with client account maintenance support, statement preparation and transaction processing. The types of payments that AIM may make under this category include, among others, payment of ticket charges per purchase or exchange order placed by a financial advisor, payment of networking fees of up to $12 per shareholder account maintained on certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a financial advisor's mutual fund trading systems.

      OTHER CASH PAYMENTS. From time to time, ADI Affiliates, at their expense, may provide additional compensation to financial advisors which sell or arrange for the sale of shares of the Fund. Such compensation provided by ADI Affiliates may include financial assistance to financial advisors that enable ADI Affiliates to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client entertainment, client and investor events, and other financial advisor-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with client prospecting, retention and due diligence trips. Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD, Inc. ("NASD"). ADI Affiliates make payments for entertainment events they deem appropriate, subject to ADI Affiliates guidelines and applicable law. These payments may vary depending upon the nature of the event or the relationship.

      ADI Affiliates are motivated to make the payments described above since they promote the sale of AIM Fund shares and the retention of those investments by clients of financial advisors. To the extent financial advisors sell more shares of AIM Funds or retain shares of AIM Funds in their clients' accounts, ADI Affiliates benefit from the incremental management and other fees paid to ADI Affiliates by the AIM Funds with respect to those assets.

      In certain cases these payments could be significant to the financial advisor. Your financial advisor may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your financial advisor about any payments it receives from ADI Affiliates or the AIM Funds, as well as about fees and/or commissions it charges.

Purchases of Class B Shares

      Class B shares are sold at net asset value, and are not subject to an initial sales charge. Instead, investors may pay a CDSC if they redeem their shares within six years after purchase. See the Prospectus for additional information regarding contingent deferred sales charges. AIM Distributors may pay sales commissions to dealers and institutions who sell Class B shares of the AIM Funds at the time of such sales. Payments will equal 4.00% of the purchase price and will consist of a sales commission equal to 3.75% plus an advance of the first year service fee of 0.25%.

Purchases of Class C Shares

      Class C shares are sold at net asset value, and are not subject to an initial sales charge. Instead, investors may pay a CDSC if they redeem their shares within the first year after purchase (no CDSC applies to Class C shares of AIM Short Term Bond Fund unless you exchange shares of another AIM Fund that are subject to a CDSC into AIM Short Term Bond Fund). See the Prospectus for additional information regarding this CDSC. AIM Distributors may pay sales commissions to dealers and institutions who sell Class C shares of the AIM Funds (except for Class C shares of AIM Short Term Bond Fund) at the time of such sales. Payments will equal 1.00% of the purchase price and will consist of a sales commission of 0.75% plus an advance of the first year service fee of 0.25%. These commissions are not paid on sales to investors exempt from the CDSC, including shareholders of record of AIM Advisor Funds, Inc. on April 30, 1995, who purchase additional shares in any of the Funds on or after May 1, 1995, and in circumstances where AIM Distributors grants an exemption on particular transactions.

      AIM Distributors may pay dealers and institutions who sell Class C shares of AIM Short Term Bond Fund, an annual fee of 0.50% of average daily net assets. These payments will consist of an asset-based fee of 0.25% and a service fee of 0.25% and will commence immediately.

Purchases of Class K Shares

      Class K shares are sold at net asset value, and are not subject to an initial sales charge. If AIM Distributors pays a concession to the dealer of record, however, the Class K shares are subject to a 0.70% CDSC at the time of redemption if all retirement plan assets are redeemed within one year from the date of the retirement plan's initial purchase.

      For purchases of Class K shares, AIM Distributors may make the following payments to dealers of record:

                         PERCENT OF CUMULATIVE PURCHASE

                  0.70% of the first $5 million
                  plus 0.45% of amounts in excess of $5 million

      If the dealer of record receives the above payments, the trail commission will be paid out beginning in the 13th month. If no additional fee is paid to financial intermediaries, the trail commission will begin to accrue immediately.

Purchases of Class R Shares

      Class R shares are sold at net asset value, and are not subject to an initial sales charge. If AIM Distributors pays a concession to the dealer of record, however, the Class R shares are subject to a 0.75% CDSC at the time of redemption if all retirement plan assets are redeemed within one year from the date of the retirement plan's initial purchase. For purchases of Class R shares of Category I or II Funds or AIM Short Term Bond Funds, AIM Distributors may make the following payments to dealers of record provided that the applicable dealer of record is able to establish that the purchase of Class R shares is a new investment or a rollover from a retirement plan in which an AIM Fund was offered as an investment option:

                         PERCENT OF CUMULATIVE PURCHASES

                  0.75% of the first $5 million
                  plus 0.50% of amounts in excess of $5 million

      With regard to any individual purchase of Class R shares, AIM Distributors may make payment to the dealer of record based on the cumulative total of purchases made by the same plan over the life of the plan's account(s).

Purchases of Investor Class Shares

      Investor Class shares are sold at net asset value, and are not subject to an initial sales charge or to a CDSC. AIM Distributors may pay dealers and institutions an annual service fee of 0.25% of average daily net assets and such payments will commence immediately.

Purchases of Institutional Class Shares

      Institutional Class shares are sold at net asset value, and are not subject to an initial sales charge or to a CDSC.

Exchanges

      TERMS AND CONDITIONS OF EXCHANGES. Normally, shares of an AIM Fund to be acquired by exchange are purchased at their net asset value or applicable offering price, as the case may be, determined on the date that such request is received, but under unusual market conditions such purchases may be delayed for up to five business days if it is determined that a fund would be materially disadvantaged by an immediate transfer of the proceeds of the exchange. If a shareholder is exchanging into a fund paying daily dividends, and the release of the exchange proceeds is delayed for the foregoing five-day period, such shareholder will not begin to accrue dividends until the sixth business day after the exchange.

      EXCHANGES BY TELEPHONE. AIM Distributors has made arrangements with certain dealers and investment advisory firms to accept telephone instructions to exchange shares between any of the AIM Funds. AIM Distributors reserves the right to impose conditions on dealers or investment advisors who make telephone exchanges of shares of the funds, including the condition that any such dealer or investment advisor enter into an agreement (which contains additional conditions with respect to exchanges of shares) with AIM Distributors. To exchange shares by telephone, a shareholder, dealer or investment advisor who has satisfied the foregoing conditions must call AIS at (800) 959-4246. If a shareholder is unable to reach AIS by telephone, he may also request exchanges by fax, telegraph or use overnight courier services to expedite exchanges by mail, which will be effective on the business day received by AIS as long as such request is received prior to the close of the customary trading session of the NYSE. AIS and AIM Distributors may in certain cases be liable for losses due to unauthorized or fraudulent transactions if they do not follow reasonable procedures for verification of telephone transactions. Such reasonable procedures may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transaction.

Redemptions

      GENERAL. Shares of the AIM Funds may be redeemed directly through AIM Distributors or through any dealer who has entered into an agreement with AIM Distributors. In addition to the Funds' obligation to redeem shares, AIM Distributors may also repurchase shares as an accommodation to shareholders. To effect a repurchase, those dealers who have executed Selected Dealer Agreements with AIM Distributors must phone orders to the order desk of the Funds at (800) 959-4246 and guarantee delivery of all required documents in good order. A repurchase is effected at the net asset value per share of the applicable Fund next determined after the repurchase order is received. Such an arrangement is subject to timely receipt by AIS, the Funds' transfer agent, of all required documents in good order. If such documents are not received within a reasonable time after the order is placed, the order is subject to cancellation. While there is no charge imposed by a Fund or by AIM Distributors (other than any applicable contingent deferred sales charge) when shares are redeemed or repurchased, dealers may charge a fair service fee for handling the transaction.

      SUSPENSION OF REDEMPTIONS. The right of redemption may be suspended or the date of payment postponed when (a) trading on the New York Stock Exchange ("NYSE") is restricted, as determined by applicable rules and regulations of the SEC, (b) the NYSE is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency as determined by the SEC exists making disposition of portfolio securities or the valuation of the net assets of a Fund not reasonably practicable.

      REDEMPTIONS BY TELEPHONE. By signing an account application form, an investor appoints AIS as his true and lawful attorney-in-fact to surrender for redemption any and all unissued shares held by AIS in the designated account(s), present or future, with full power of substitution in the premises. AIS and AIM Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption. An investor acknowledges by signing the form that he understands and agrees that AIS and AIM Distributors may not be liable for any loss, expense or cost arising out of any telephone redemption requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transactions. AIS reserves the right to cease to act as attorney-in-fact subject to this appointment, and AIM Distributors reserves the right to modify or terminate the telephone redemption privilege at any time without notice. An investor may elect not to have this privilege by marking the appropriate box on the application. Then any redemptions must be effected in writing by the investor.

      SYSTEMATIC REDEMPTION PLAN. A Systematic Redemption Plan permits a shareholder of an AIM Fund to withdraw on a regular basis at least $50 per withdrawal. Under a Systematic Redemption Plan, all shares are to be held by AIS and all dividends and distributions are reinvested in shares of the applicable AIM Fund by AIS. To provide funds for payments made under the Systematic Redemption Plan, AIS redeems sufficient full and fractional shares at their net asset value in effect at the time of each such redemption.

      Payments under a Systematic Redemption Plan constitute taxable events. Since such payments are funded by the redemption of shares, they may result in a return of capital and in capital gains or losses, rather than in ordinary income. Because sales charges are imposed on additional purchases of Class A shares, it is disadvantageous to effect such purchases while a Systematic Redemption Plan is in effect.

      Each AIM Fund bears its share of the cost of operating the Systematic Redemption Plan.

Contingent Deferred Sales Charges Imposed upon Redemption of Shares

      A CDSC may be imposed upon the redemption of Large Purchases of Class A shares of Category I and II Funds and AIM Short Term Bond Fund or upon the redemption of Class B shares or Class C shares (no CDSC applies to Class C shares of AIM Short Term Bond Fund unless you exchange shares of another AIM Fund that are subject to a CDSC into AIM Short Term Bond Fund) and, in certain circumstances, upon the redemption of Class K or Class R shares. See the Prospectus for additional information regarding CDSCs.

      CONTINGENT DEFERRED SALES CHARGE EXCEPTIONS FOR LARGE PURCHASES OF CLASS A SHARES. An investor who has made a Large Purchase of Class A shares of a Category I, II or III Fund, or AIM Short Term Bond Fund will not be subject to a CDSC upon the redemption of those shares in the following situations:

      - Redemptions of shares of Category I or II Funds or AIM Short Term Bond Fund held more than 18 months;

      - Redemptions of shares of Category III Funds purchased prior to November 15, 2001 or after October 30, 2002;

      - Redemptions of shares of Category III Funds purchased on or after November 15, 2001 and through October 30, 2002 and held for more than 12 months;

      - Redemptions of shares held by retirement plans in cases where (i) the plan has remained invested in Class A shares of an AIM Fund for at least 12 months, or (ii) the redemption is not a complete redemption of shares held by the plan;

      -     Redemptions from private foundations or endowment funds;

      - Redemptions of shares by the investor where the investor's dealer waives the amounts otherwise payable to it by the distributor and notifies the distributor prior to the time of investment;

      - Redemptions of shares of Category I, II or III Funds or AIM Cash Reserve Shares of AIM Money Market Fund or AIM Short Term Bond Fund acquired by exchange from Class A shares of a Category I or II Fund or AIM Short Term Bond Fund, unless the shares acquired by exchange on or after November 15, 2001 and through October 30, 2002 with respect to Category III Funds are redeemed within 18 months of the original purchase of the exchange of Category I or II Fund or AIM Short Term Bond Fund shares;

      - Redemptions of shares of Category III Funds, shares of AIM Tax-Exempt Cash Fund or AIM Cash Reserve Shares of AIM Money Market Fund acquired by exchange from Class A shares of a Category III Fund purchased prior to November 15, 2001;

      - Redemptions of shares of Category I or II Funds or AIM Short Term Bond Fund acquired by exchange from Class A shares of a Category III Fund purchased on and after November 15, 2001 and through October 30, 2002, unless the shares acquired by exchange are redeemed within 18 months of the original purchase of the exchanged Category III Fund shares;

      - Redemptions of shares of Category III Funds, shares of AIM Tax-Exempt Cash Fund or AIM Cash Reserve Shares of AIM Money Market Fund acquired by exchange from Class A shares of a Category III Fund purchased on and after November 15, 2001 and through October 30, 2002 with respect to Category III Funds, unless the shares acquired by exchange are redeemed within 12 months of the original purchase of the exchanged Category III Fund shares;

      - Redemptions of shares of Category I or II Funds or AIM Short Term Bond Fund acquired by exchange on and after November 15, 2001 from AIM Cash Reserve Shares of AIM Money Market Fund if the AIM Cash Reserve Shares were acquired by exchange from a Category I or II Fund or AIM Short Term Bond Fund, unless the Category I or II Fund shares acquired by exchange are redeemed within 18 months of the original purchase of the exchanged Category I or II Funds or AIM Short Term Bond Fund shares;

      - Redemptions of Category I or II Funds by retirement plan participants resulting from a total redemption of the plan assets that occurs more than one year from the date of the plan's initial purchase; and

      - Redemptions of shares of Category I or II Funds or AIM Short Term Bond Fund held by an Investor Class shareholder.

      CONTINGENT DEFERRED SALES CHARGE EXCEPTIONS FOR CLASS B AND C SHARES. Investors who purchased former GT Global funds Class B shares before June 1, 1998 are subject to the following waivers from the CDSC otherwise due upon redemption:

      - Total or partial redemptions resulting from a distribution following retirement in the case of a tax-qualified employer-sponsored retirement;

      - Minimum required distributions made in connection with an IRA, Keogh Plan or custodial account under Section 403(b) of the Code or other retirement plan following attainment of age 70-1/2;

      - Redemptions pursuant to distributions from a tax-qualified employer-sponsored retirement plan, which is invested in the former GT Global funds, which are permitted to be made without penalty pursuant to the Code, other than tax-free rollovers or transfers of assets, and the proceeds of which are reinvested in the former GT Global funds;

      - Redemptions made in connection with participant-directed exchanges between options in an employer-sponsored benefit plan;

      - Redemptions made for the purpose of providing cash to fund a loan to a participant in a tax-qualified retirement plan;

      - Redemptions made in connection with a distribution from any retirement plan or account that is permitted in accordance with the provisions of Section 72(t)(2) of the Code, and the regulations promulgated thereunder;

      - Redemptions made in connection with a distribution from a qualified profit-sharing or stock bonus plan described in Section 401(k) of the Code to a participant or beneficiary under Section 401(k)(2)(B)(IV) of the Code upon hardship of the covered employee (determined pursuant to Treasury Regulation Section
            1.401(k)-1(d)(2)); and

      - Redemptions made by or for the benefit of certain states, counties or cities, or any instrumentalities, departments or authorities thereof where such entities are prohibited or limited by applicable law from paying a sales charge or commission.

      CDSCs will not apply to the following redemptions of Class B or Class C shares, as applicable:

      - Additional purchases of Class C shares of AIM International Core Equity Fund and AIM Real Estate Fund by shareholders of record on April 30, 1995, of AIM International Value Fund, predecessor to AIM International Core Equity Fund, and AIM Real Estate Fund, except that shareholders whose broker-dealers maintain a single omnibus account with AIS on behalf of those shareholders, perform sub-accounting functions with respect to those shareholders, and are unable to segregate shareholders of record prior to April 30, 1995, from shareholders whose accounts were opened after that date will be subject to a CDSC on all purchases made after March 1, 1996;

      - Redemptions following the death or post-purchase disability of (1) any registered shareholders on an account or (2) a settlor of a living trust, of shares held in the account at the time of death or initial determination of post-purchase disability;

      - Certain distributions from individual retirement accounts, Section 403(b) retirement plans, Section 457 deferred compensation plans and
            Section 401 qualified plans, where redemptions result from (i) required minimum distributions to plan participants or beneficiaries who are age 70-1/2 or older, and only with respect to that portion of such distributions that does not exceed 12% annually of the participant's or beneficiary's account value in a particular AIM Fund; (ii) in kind transfers of assets where the participant or beneficiary notifies the distributor of the transfer no later than the time the transfer occurs; (iii) tax-free rollovers or transfers of assets to another plan of the type described above invested in Class B or Class C shares of one or more of the AIM Funds; (iv) tax-free returns of excess contributions or returns of excess deferral amounts; and (v) distributions on the death or disability (as defined in the Code) of the participant or beneficiary;

      - Amounts from a Systematic Redemption Plan of up to an annual amount of 12% of the account value on a per fund basis, at the time the withdrawal plan is established, provided the investor reinvests his dividends;

      - Liquidation by the AIM Fund when the account value falls below the minimum required account size of $500; and

      -     Investment account(s) of AIM.

      CDSCs will not apply to the following redemptions of Class C shares:

      - A total or partial redemption of shares where the investor's dealer of record notified the distributor prior to the time of investment that the dealer would waive the upfront payment otherwise payable to him;

      - A total or partial redemption which is necessary to fund a distribution requested by a participant in a retirement plan maintained pursuant to Section 401, 403, or 457 of the Code;

      - Redemptions of Class C shares of a Fund other than AIM Short Term Bond Fund if you received such Class C shares by exchanging Class C shares of AIM Short Term Bond Fund; and

      - Redemptions of Class C shares of AIM Short Term Bond Fund unless you received such Class C shares by exchanging Class C shares of another Fund and the original purchase was subject to a CDSC.

      CDSCs will not apply to the following redemptions of Class K shares:

- Class K shares where the retirement plan's dealer of record notifies the distributor prior to the time of investment that the dealer waives the upfront payment otherwise payable to him.

      CDSCs will not apply to the following redemptions of Class R shares:

      - Class R shares where the retirement plan's dealer of record notifies the distributor prior to the time of investment that the dealer waives the upfront payment otherwise payable to him; and

      - Redemptions of shares held by retirement plans in cases where (i) the plan has remained invested in Class R shares of a Fund for at least 12 months, or (ii) the redemption is not a complete redemption of all Class R shares held by the plan.

General Information Regarding Purchases, Exchanges and Redemptions

      GOOD ORDER. Purchase, exchange and redemption orders must be received in good order. To be in good order, an investor must supply AIS with all required information and documentation, including signature guarantees when required. In addition, if a purchase of shares is made by check, the check must be received in good order. This means that the check must be properly completed and signed, and legible to AIS in its sole discretion.

      AUTHORIZED AGENTS. AIS and AIM Distributors may authorize agents to accept purchase and redemption orders that are in good form on behalf of the AIM Funds. In certain cases, these authorized agents are authorized to designate other intermediaries to accept purchase and redemption orders on a Fund's behalf. A Fund will be deemed to have received the purchase or redemption order when the Fund's authorized agent or its designee accepts the order. The order will be priced at the net asset value next determined after the order is accepted by a Fund's authorized agent or its designee.

      TIMING OF PURCHASE ORDERS. It is the responsibility of the dealer or other financial intermediary to ensure that all orders are transmitted on a timely basis to AIS. Any loss resulting from the failure of the dealer or financial intermediary to submit an order within the prescribed time frame will be borne by that dealer or financial intermediary. If a check used to purchase shares does not clear, or if any investment order must be canceled due to nonpayment, the investor will be responsible for any resulting loss to an AIM Fund or to AIM Distributors.

      SIGNATURE GUARANTEES. In addition to those circumstances listed in the "Shareholder Information" section of each Fund's prospectus, signature guarantees are required in the following situations: (1) requests to transfer the registration of shares to another owner; (2) telephone exchange and telephone redemption authorization forms; (3) changes in previously designated wiring or electronic funds transfer instructions; and (4) written redemptions or exchanges of shares previously reported as lost, whether or not the redemption amount is under $250,000 or the proceeds are to be sent to the address of record. AIM Funds may waive or modify any signature guarantee requirements at any time.

      Acceptable guarantors include banks, broker-dealers, credit unions, national securities exchanges, savings associations and any other organization, provided that such institution or organization qualifies as an "eligible guarantor institution" as that term is defined in rules adopted by the SEC, and further provided that such guarantor institution is listed in one of the reference guides contained in AIS' current Signature Guarantee Standards and Procedures, such as certain domestic banks, credit unions, securities dealers, or securities exchanges. AIS will also accept signatures with either: (1) a signature guaranteed with a medallion stamp of the STAMP Program, or (2) a signature guaranteed with a medallion stamp of the NYSE Medallion Signature Program, provided that in either event, the amount of the transaction involved does not exceed the surety coverage amount indicated on the medallion. For information regarding whether a particular institution or organization qualifies as an "eligible guarantor institution," an investor should contact the Client Services Department of AIS.

      TRANSACTIONS BY TELEPHONE. By signing an account application form, an investor appoints AIS as his true and lawful attorney-in-fact to surrender for redemption any and all unissued shares held by AIS in the designated account(s), or in any other account with any of the AIM Funds, present or future, which has the identical registration as the designated account(s), with full power of substitution in the premises. AIS and AIM Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption proceeds to be applied to purchase shares in any one or more of the AIM Funds, provided that such fund is available for sale and provided that the registration and mailing address of the shares to be purchased are identical to the registration of the shares being redeemed. An investor acknowledges by signing the form that he understands and agrees that AIS and AIM Distributors may not be liable for any loss, expense or cost arising out of any telephone exchange requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transactions. AIS reserves the right to modify or terminate the telephone exchange privilege at any time without notice. An investor may elect not to have this privilege by marking the appropriate box on the application. Then any exchanges must be effected in writing by the investor.

      INTERNET TRANSACTIONS. An investor may effect transactions in his account through the internet by establishing a Personal Identification Number (PIN). By establishing a PIN, the investor acknowledges and agrees that neither AIS nor AIM Distributors will be liable for any loss, expense or cost arising out of any internet transaction effected by them in accordance with any instructions submitted by a user who transmits the PIN as authentication of his or her identity. Procedures for verification of internet transactions include requests for confirmation of the shareholder's personal identification number and mailing of confirmations promptly after the transactions. The investor also acknowledges that the ability to effect internet transactions may be terminated at any time by the AIM Funds.

      ABANDONED PROPERTY. It is the responsibility of the investor to ensure that AIS maintain a correct address for his account(s). An incorrect address may cause an investor's account statements and other mailings to be returned to AIS. Upon receiving returned mail, AIS will attempt to locate the investor or rightful owner of the account. If unsuccessful, AIS will retain a shareholder locator service with a national information database to conduct periodic searches for the investor. If the search firm is unable to locate the investor, the search firm will determine whether the investor's account has legally been abandoned. AIS is legally obligated to escheat (or transfer) abandoned property to the appropriate state's unclaimed property administrator in accordance with statutory requirements. The investor's last known address of record determines which state has jurisdiction.

OFFERING PRICE

      The following formula may be used to determine the public offering price per Class A share of an investor's investment:

      Net Asset Value / (1 - Sales Charge as % of Offering Price ) = Offering Price.

      For example, at the close of business on October 31, 2004, AIM Opportunities II Fund - Class A shares had a net asset value per share of $18.21. The offering price, assuming an initial sales charge of 5.50%, therefore was $19.27.

Calculation of Net Asset Value

      Each Fund determines its net asset value per share once daily as of the close of the customary trading session of the NYSE (generally 4:00 p.m. Eastern time) on each business day of the Fund. In the event the NYSE closes early (i.e., before 4:00 p.m. Eastern time) on a particular day, each Fund determines its net asset value per share as of the close of the NYSE on such day. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the NYSE. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. The Funds determine net asset value per share by dividing the value of a Fund's securities, cash and other assets (including interest accrued but not collected) attributable to a particular class, less all its liabilities (including accrued expenses and dividends payable) attributable to that class, by the total number of shares outstanding of that class. Determination of a Fund's net asset value per share is made in accordance with generally accepted accounting principles. The net asset value for shareholder transactions may be different than the net asset value reported in the Fund's financial statements due to adjustments required by generally accepted accounting principles made to the net assets of the Fund at period end.

      Each equity security (excluding convertible bonds) held by a Fund is valued at its last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each equity security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing vendors or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") or absent a NOCP, at the closing bid price on that day. Debt securities (including convertible bonds) are fair valued using an evaluated quote on the basis of prices provided by an independent pricing vendor. Evaluated quotes provided by the pricing vendors may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data.

      Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and ask prices. Securities for which market quotations are not available, including situations where market quotations are unreliable, are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in accordance with procedures approved by the Board. Short-term investments are valued at amortized cost when the security has 60 days or less to maturity.

      Generally, trading in corporate bonds, U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of the customary trading session of the NYSE. The values of such securities used in computing the net asset value of a Fund's shares are determined at such times. Occasionally, events affecting the values of such securities may occur between the times at which such values are determined and the close of the customary trading session of the NYSE. If AIM believes a development/event has actually caused a closing price to no longer reflect current market value, the closing prices may be adjusted to reflect the fair value of the affected security as of the close of the NYSE as determined in good faith using procedures approved by the Board.

      Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Trading in certain foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of each Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE. If an issuer specific event has occurred that AIM determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. Issuer specific events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. AIM also relies on a screening process from a pricing vendor to indicate the degree of certainly, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where AIM believes, at the approved degree of certainty, that the price is not reflective of current market value, AIM will use the indication of fair value from the pricing vendor to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time. Multiple factors may be considered by the independent pricing vendor in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures, and exchange-traded funds.

      Fund securities primarily traded in foreign markets may be traded in such markets on days which are not business days of the Fund. Because the net asset value per share of each Fund is determined only on business days of the Fund, the value of the portfolio securities of a Fund that invests in foreign securities may be significantly affected on days when an investor cannot exchange or redeem shares of the Fund.

REDEMPTION IN KIND

      Although the Funds generally intend to pay redemption proceeds solely in cash, the Funds reserve the right to determine, in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind). For instance, a Fund may make a redemption in kind, if a cash redemption would disrupt its operations or performance. Securities that will be delivered as payment in redemptions in kind will be valued using the same methodologies that the Fund typically utilizes in valuing such securities. Shareholders receiving such securities are likely to incur transaction and brokerage costs on their subsequent sales of such securities, and the securities may increase or decrease in value until the shareholder sells them. The Trust on behalf of the Funds made an election under Rule 18f-1 under the 1940 Act (a "Rule 18f-1 Election"), and therefore, the Trust on behalf of a Fund is obligated to redeem for cash all shares presented to such Fund for redemption by any one shareholder in an amount up to the lesser of $250,000 or 1% of that Fund's net assets in any 90-day period. The Rule 18f-1 Election is irrevocable while Rule 18f-1 under the 1940 Act is in effect unless the SEC by order permits withdrawal of such Rule 18f-1 Election.

BACKUP WITHHOLDING

      Accounts submitted without a correct, certified taxpayer identification number or, alternatively, a completed Internal Revenue Service ("IRS") Form W-8 (for non-resident aliens) or Form W-9 (certifying exempt status) accompanying the registration information will generally be subject to backup withholding.

      Each AIM Fund, and other payers, generally must withhold 28% of redemption payments and reportable dividends (whether paid or accrued) in the case of any shareholder who fails to provide the Fund with a taxpayer identification number ("TIN") and a certification that he is not subject to backup withholding.

      An investor is subject to backup withholding if:

      1.    the investor fails to furnish a correct TIN to the Fund;

      2.    the IRS notifies the Fund that the investor furnished an incorrect
            TIN;

      3. the investor or the Fund is notified by the IRS that the investor is subject to backup withholding because the investor failed to report all of the interest and dividends on such investor's tax return (for reportable interest and dividends only);

      4. the investor fails to certify to the Fund that the investor is not subject to backup withholding under (3) above (for reportable interest and dividend accounts opened after 1983 only); or

      5. the investor does not certify his TIN. This applies only to non-exempt mutual fund accounts opened after 1983.

      Interest and dividend payments are subject to backup withholding in all five situations discussed above. Redemption proceeds and long-term gain distributions are subject to backup withholding only if (1), (2) or (5) above applies.

      Certain payees and payments are exempt from backup withholding and information reporting. AIM or AIS will not provide Form 1099 to those payees.

      Investors should contact the IRS if they have any questions concerning withholding.

      IRS PENALTIES - Investors who do not supply the AIM Funds with a correct TIN will be subject to a $50 penalty imposed by the IRS unless such failure is due to reasonable cause and not willful neglect. If an investor falsifies information on this form or makes any other false statement resulting in no backup withholding on an account which should be subject to backup withholding, such investor may be subject to a $500 penalty imposed by the IRS and to certain criminal penalties including fines and/or imprisonment.

      NONRESIDENT ALIENS - Nonresident alien individuals and foreign entities are not subject to the backup withholding previously discussed, but must certify their foreign status by attaching IRS Form W-8 to their application. Form W-8 generally remains in effect for a period starting on the date the Form is signed and ending on the last day of the third succeeding calendar year. Such shareholders may, however, be subject to federal income tax withholding at a 30% rate on ordinary income dividends and other distributions. Under applicable treaty law, residents of treaty countries may qualify for a reduced rate of withholding or a withholding exemption.

                    DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS

DIVIDENDS AND DISTRIBUTIONS

      It is the present policy of each Fund to declare and pay annually net investment income dividends and capital gain distributions. It is each Fund's intention to distribute substantially all of its net investment income and realized net capital gains. In determining the amount of capital gains, if any, available for distribution, capital gains will generally be offset against available net capital loss, if any, carried forward from previous fiscal periods. All dividends and distributions will be automatically reinvested in additional shares of the same class of each Fund unless the shareholder has requested in writing to receive such dividends and distributions in cash or that they be invested in shares of another AIM Fund, subject to the terms and conditions set forth in the Prospectus under the caption "Special Plans - Automatic Dividend Investment." Such dividends and distributions will be reinvested at the net asset value per share determined on the ex-dividend date. If a shareholder's account does not have any shares in it on a dividend or capital gain distribution payment date, the dividend or distribution will be paid in cash whether or not the shareholder has elected to have such dividends or distributions reinvested.


      Dividends on Class B and Class C shares are expected to be lower than those for Class A shares because of higher distribution fees paid by Class B and Class C shares. Other class-specific expenses may also affect dividends on shares of those classes. Expenses attributable to a particular class ("Class Expenses") include distribution plan expenses, which must be allocated to the class for which they are incurred. Other expenses may be allocated as Class Expenses, consistent with applicable legal principles under the 1940 Act and the Code.

TAX MATTERS

      The following is only a summary of certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of each Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

      QUALIFICATION AS A REGULATED INVESTMENT COMPANY. Each Fund has elected to be taxed under Subchapter M of the Code as a regulated investment company and intends to maintain its qualifications as such in each of its taxable years. As a regulated investment company, each Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes an amount equal to (i) at least 90% of its investment company taxable income (i.e., net investment income, net foreign currency ordinary gain or loss and the excess of net short-term capital gain over net long-term capital loss) and (ii) at least 90% of the excess of its tax-exempt interest income under Code Section 103(a) over its deductions disallowed under Code Sections 265 and 171(a)(2) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by a Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and can therefore satisfy the Distribution Requirement.

      Treasury regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

      Each Fund may use "equalization accounting" in determining the portion of its net investment income and capital gain net income that has been distributed. A Fund that elects to use equalization accounting will allocate a portion of its realized investment income and capital gain to redemptions of Fund shares and will reduce the amount of such income and gain that it distributes in cash. However, each Fund intends to make cash distributions for each taxable year in an aggregate amount that is sufficient to satisfy the Distribution Requirement without taking into account its use of equalization accounting. The Internal Revenue Service has not published any guidance concerning the methods to be used in allocating investment income and capital gain to redemptions of shares. In the event that the Internal Revenue Service determines that a Fund is using an improper method of allocation and has underdistributed its net investment income and capital gain net income for any taxable year, such Fund may be liable for additional federal income tax.

      In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities), other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (for Fund taxable years beginning after October 22, 2004) net income derived from certain publicly traded partnerships (the "Income Requirement"). Under certain circumstances, a Fund may be required to sell portfolio holdings to meet this requirement.

      In addition to satisfying the requirements described above, each Fund must satisfy an asset diversification test in order to qualify as a regulated investment company (the "Asset Diversification Test"). Under this test, at the close of each quarter of each Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers, as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer, and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or securities of certain publicly traded partnerships (for Fund taxable years beginning after October 22, 2004).

      For purposes of the Asset Diversification Test, the IRS has ruled that the issuer of a purchased listed call option on stock is the issuer of the stock underlying the option. The IRS has also informally ruled that, in general, the issuers of purchased or written call and put options on securities, of long and short positions on futures contracts on securities and of options on such future contracts are the issuers of the securities underlying such financial instruments where the instruments are traded on an exchange.

      Where the writer of a listed call option owns the underlying securities, the IRS has ruled that the Asset Diversification Test will be applied solely to such securities and not to the value of the option itself. With respect to options on securities indexes, futures contracts on securities indexes and options on such futures contracts, the IRS has informally ruled that the issuers of such options and futures contracts are the separate entities whose securities are listed on the index, in proportion to the weighing of securities in the computation of the index. It is unclear under present law who should be treated as the issuer of forward foreign currency exchange contracts, of options on foreign currencies, or of foreign currency futures and related options. It has been suggested that the issuer in each case may be the foreign central bank or the foreign government backing the particular currency. Due to this uncertainty and because the Funds may not rely on informal rulings of the IRS, the Funds may find it necessary to seek a ruling from the IRS as to the application of the Asset Diversification Test to certain of the foregoing types of financial instruments or to limit its holdings of some or all such instruments in order to stay within the limits of such test.

      Under an IRS revenue procedure, a Fund may treat its position as lender under a repurchase agreement as a U.S. Government security for purposes of the Asset Diversification where the repurchase agreement is fully collateralized (under applicable SEC standards) with securities that constitute U.S. Government securities.

      If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable as ordinary dividends to the extent of such Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends received deduction (to the extent discussed below) in the case of corporate shareholders and will be included in the qualified dividend income of noncorporate shareholders.

      DETERMINATION OF TAXABLE INCOME OF A REGULATED INVESTMENT COMPANY. In general, gain or loss recognized by a Fund on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation unless the Fund made an election to accrue market discount into income. If a Fund purchases a debt obligation that was originally issued at a discount, the Fund is generally required to include in gross income each year the portion of the original issue discount which accrues during such year. In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign currency exchange rates), and gain or loss recognized on the disposition of a foreign currency forward contract or of foreign currency itself, will generally be treated as ordinary income or loss. In certain cases, a Fund may make an election to treat such gain or loss as capital.

      Certain hedging transactions that may be engaged in by certain of the Funds (such as short sales "against the box") may be subject to special tax treatment as "constructive sales" under Section 1259 of the Code if a Fund holds certain "appreciated financial positions" (defined generally as any interest (including a futures or forward contract, short sale or option) with respect to stock, certain debt instruments, or partnership interests if there would be a gain were such interest sold, assigned, or otherwise terminated at its fair market value). Upon entering into a constructive sales transaction with respect to an appreciated financial position, a Fund will generally be deemed to have constructively sold such appreciated financial position and will recognize gain as if such position were sold, assigned, or otherwise terminated at its fair market value on the date of such constructive sale (and will take into account any gain for the taxable year which includes such date).

      Some of the forward foreign currency exchange contracts, options and futures contracts that certain of the Funds may enter into will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts that a Fund holds are treated as if they are sold for their fair market value on the last business day of the taxable year, regardless of whether a taxpayer's obligations (or rights) under such contracts have terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of
Section 1256 contracts is combined with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. The net amount of such gain or loss for the entire taxable year (including gain or loss arising as a consequence of the year-end deemed sale of such contracts) is deemed to be 60% long-term and 40% short-term gain or loss. If such a future or option is held as an offsetting position and can be considered a straddle under Section 1092 of the Code, such a straddle will constitute a mixed straddle. A mixed straddle will be subject to both Section 1256 and Section 1092 unless certain elections are made by the Fund.

      Other hedging transactions in which the Funds may engage may result in "straddles" or "conversion transactions" for U.S. federal income tax purposes. The straddle and conversion transaction rules may affect the character of gains (or in the case of the straddle rules, losses) realized by the Funds. In addition, losses realized by the Funds on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules and the conversion transaction rules have been promulgated, the tax consequences to the Funds of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Funds (and, if they are conversion transactions, the amount of ordinary income) which is taxed as ordinary income when distributed to shareholders.

      Because application of any of the foregoing rules governing Section 1256 contracts, constructive sales, straddle and conversion transactions may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected investment or straddle positions, the taxable income of a Fund may exceed or be less than its book income. Accordingly, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain may also differ from the book income of the Fund and may be increased or decreased as compared to a fund that did not engage in such transactions.

      EXCISE TAX ON REGULATED INVESTMENT COMPANIES. A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income (excess of capital gains over capital losses) for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

      For purposes of the excise tax, a regulated investment company shall (1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) exclude Section 988 foreign currency gains and losses incurred after October 31 (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

      Each Fund generally intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, in the event that the Internal Revenue Service determines that a Fund is using an improper method of allocation for purposes of equalization accounting (as discussed above), such Fund may be liable for excise tax. Moreover, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability. In addition, under certain circumstances, a Fund may elect to pay a minimal amount of excise tax.

      PFIC INVESTMENTS. The Funds are permitted to invest in foreign equity securities and thus may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income.

      The application of the PFIC rules may affect, among other things, the character of gain, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject the Funds themselves to tax on certain income from PFIC stock. For these reasons the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock.

      SWAP AGREEMENTS. Each Fund may enter into swap agreements. The rules governing the tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while a Fund intends to account for such transactions in a manner deemed to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a regulated investment company might be affected. Each Fund intends to monitor developments in this area. Certain requirements that must be met under the Code in order for a Fund to qualify as a regulated investment company may limit the extent to which the Fund will be able to engage in swap agreements.

      FUND DISTRIBUTIONS. Each Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will qualify for the 70% dividends received deduction for corporations and as qualified dividend income for individuals only to the extent discussed below.

      A Fund may either retain or distribute to shareholders its net capital gain (net long-term capital gain over net short-term capital loss) for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain (currently taxable at a maximum rate of 15% for non-corporate shareholders) regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carry forwards) at the 35% corporate tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

      Ordinary income dividends paid by a Fund with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations (other than corporations, such as "S" corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. However, the alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction.

      Ordinary income dividends paid by a Fund to individuals and other non-corporate taxpayers will be treated as qualified dividend income that is subject to tax at a maximum rate of 15% to the extent of the amount of qualifying dividends received by the Fund from domestic corporations and from foreign corporations that are either incorporated in a possession of the United States, or are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program. In addition, qualifying dividends include dividends paid with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States. However, dividends received by the Fund from foreign personal holding companies, foreign investment companies or PFICs are not qualifying dividends. If the qualifying dividend income received by a Fund is equal to 95% (or a greater percentage) of the Fund's gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualifying dividend income.

      Dividends paid by a Fund will not be eligible for the dividends received deduction when received by a corporation that has not held its shares of a Fund for at least 46 days during the 91-day period beginning 45 days before the date on which the shares become ex-dividend and will not be treated as qualified dividend income when received by an individual or other noncorporate shareholder who has not held its shares of a Fund for at least 61 days during the 121-day period beginning 60 days before the date on which the shares become ex-dividend.

      Alternative minimum tax ("AMT") is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum rate of 28% for non-corporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. However, the AMT on capital gain dividends and qualified dividend income paid by a Fund to a non-corporate shareholder may not exceed the maximum rate of 15%. The corporate dividends received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMTI. However, corporate shareholders will generally be required to take the full amount of any dividend received from the Fund into account (without a dividend received deduction) in determining their adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMTI net operating loss deduction)) that is includable in AMTI. However, certain small corporations are wholly exempt from the AMT.

      Distributions by a Fund that are not made from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares.

      Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another Fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

      Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.

      If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by a Fund, such distribution generally will be taxable even though it represents a return of invested capital. Investors should be careful to consider the tax implications of buying shares of a Fund just prior to a distribution. The price of shares purchased at this time may reflect the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which generally will be taxable to them.

      SALE OR REDEMPTION OF SHARES. A shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be deferred if the shareholder purchases other shares of the Fund within thirty
(30) days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Currently, any long-term capital gain recognized by a non-corporate shareholder will be subject to tax at a maximum rate of 15%. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

      If a shareholder (a) incurs a sales load in acquiring shares of a Fund,
(b) disposes of such shares less than 91 days after they are acquired, and (c) subsequently acquires shares of the Fund or another fund at a reduced sales load pursuant to a right to reinvest at such reduced sales load acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of, but shall be treated as incurred on the acquisition of the shares subsequently acquired. The wash sale rules may also limit the amount of loss that may be taken into account on disposition after such adjustment.

      BACKUP WITHHOLDING. The Funds may be required to withhold 28% of taxable distributions and/or redemption payments. For more information refer to "Purchase, Redemption and Pricing of Shares - Backup Withholding".

      FOREIGN SHAREHOLDERS. Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, distributions (other than distributions of long-term and short-term capital gain and of certain types of interest income) will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the distribution to the extent discussed below. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gain realized on the redemption of shares of a Fund, capital gain dividends and amounts retained by a Fund that are designated as undistributed net capital gain.

      As a consequence of the enactment of the American Jobs Creation Act of 2004, such a foreign shareholder will also generally be exempt from U.S. federal income tax on distributions that a Fund designates as "short-term capital gain dividends" or as "interest-related dividends" for Fund taxable years beginning after December 31, 2004 and before January 1, 2008. The aggregate amount that may be designated as short-term capital gain dividends for a Fund's taxable year is generally equal to the excess (if any) of the Fund's net short-term capital gain over its net long-term capital loss. The aggregate amount designated as interest-related dividends for any Fund taxable year is generally limited to the excess of the amount of "qualified interest income" of the Fund over allocable expenses. Qualified interest income is generally equal to the sum of a Fund's U.S.-source income that constitutes (1) bank deposit interest; (2) short-term original issue discount that is exempt from withholding tax; (3) interest on a debt obligation which is in registered form, unless it is earned on a debt obligation issued by a corporation or partnership in which the Fund holds a 10-percent ownership interest or its payment is contingent on certain events; and (4) interest-related dividends received from another regulated investment company.

      If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, short-term capital gain dividends, interest-related dividends (including dividends attributable to short-term capital gain and interest) and any gains realized upon the sale or redemption of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

      In the case of foreign non-corporate shareholders, a Fund may be required to withhold U.S. federal income tax at a rate of 28% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

      Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from the Foreign Tax Election, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

      Foreign persons who file a United States tax return to obtain a U.S. tax refund and who are not eligible to obtain a social security number must apply to the IRS for an individual taxpayer identification number, using IRS Form W-7. For a copy of the IRS Form W-7 and accompanying instructions, please contact your tax advisor or the IRS.

      Transfers by gift of shares of a Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a foreign shareholder will nevertheless be subject to U.S. federal estate tax with respect to shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exception applies. In the absence of a treaty, there is a $13,000 statutory estate tax credit. Estates of decedents dying after December 31, 2004 and before January 1, 2008 will be able to exempt from federal estate tax the proportion of the value of a Fund's shares attributable to "qualifying assets" held by the Fund at the end of the quarter immediately preceding the decedent's death (or such other time as the Internal Revenue Service may designate in regulations). Qualifying assets include bank deposits and other debt obligations that pay interest or accrue original issue discount that is exempt from withholding tax, debt obligations of a domestic corporation that are treated as giving rise to foreign source income, and other investments that are not treated for tax purposes as being within the United States. Shareholders will be advised annually of the portion of a Fund's assets that constituted qualifying assets at the end of each quarter of its taxable year.

      The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign tax.

      FOREIGN INCOME TAX. Investment income received by each Fund from sources within foreign countries may be subject to foreign income tax withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Funds to a reduced rate of, or exemption from, tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested in various countries is not known.

      If more than 50% of the value of a Fund's total assets at the close of each taxable year consists of the stock or securities of foreign corporations, the Fund may elect to "pass through" to the Fund's shareholders the amount of foreign income tax paid by the Fund (the "Foreign Tax Election"). Pursuant to the Foreign Tax Election, shareholders will be required (i) to include in gross income, even though not actually received, their respective pro-rata shares of the foreign income tax paid by the Fund that are attributable to any distributions they receive; and (ii) either to deduct their pro-rata share of foreign tax in computing their taxable income, or to use it (subject to various Code limitations) as a foreign tax credit against Federal income tax (but not both). No deduction for foreign tax may be claimed by a non-corporate shareholder who does not itemize deductions or who is subject to alternative minimum tax.

      Unless certain requirements are met, a credit for foreign tax is subject to the limitation that it may not exceed the shareholder's U.S. tax (determined without regard to the availability of the credit) attributable to the shareholder's foreign source taxable income. In determining the source and character of distributions received from a Fund for this purpose, shareholders will be required to allocate Fund distributions according to the source of the income realized by the Fund. Each Fund's gain from the sale of stock and securities and certain currency fluctuation gain and loss will generally be treated as derived from U.S. sources. In addition, the limitation on the foreign tax credit is applied separately to foreign source "passive" income, such as dividend income and the portion of foreign source income consisting of qualified dividend income is reduced by approximately 57% to account for the tax rate differential. Individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign tax included on Form 1099 and whose foreign source income is all "qualified passive income" may elect each year to be exempt from the foreign tax credit limitation and will be able to claim a foreign tax credit without filing Form 1116 with its corresponding requirement to report income and tax by country. Moreover, no foreign tax credit will be allowable to any shareholder who has not held his shares of the Fund for at least 16 days during the 30-day period beginning 15 days before the day such shares become ex-dividend with respect to any Fund distribution to which foreign income taxes are attributed (taking into account certain holding period reduction requirements of the Code). Because of these limitations, shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by a Fund.

      EFFECT OF FUTURE LEGISLATION; LOCAL TAX CONSIDERATIONS. The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on February 18, 2005. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

      Rules of state and local taxation of dividends from income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Funds.

                           DISTRIBUTION OF SECURITIES

DISTRIBUTION PLANS

      The Trust has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to each Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). Each Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate, shown immediately below, of the Fund's average daily net assets of the applicable class.

FUND                         CLASS A    CLASS B    CLASS C
----                         -------    -------    -------
AIM Opportunities I Fund        0.35%      1.00%      1.00%
AIM Opportunities II Fund       0.35       1.00       1.00
AIM Opportunities III Fund      0.35       1.00       1.00

      All of the Plans compensate AIM Distributors for the purpose of financing any activity which is primarily intended to result in the sale of shares of the Funds. Such activities include, but are not limited to, the following: printing of prospectuses and statements of additional information and reports for other than existing shareholders; overhead; preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers and other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements; and costs of administering each Plan.

      Amounts payable by a Fund under the Plans need not be directly related to the expenses actually incurred by AIM Distributors on behalf of each Fund. The Plans do not obligate the Funds to reimburse AIM Distributors for the actual allocated share of expenses AIM Distributors may incur in fulfilling its obligations under these Plans. Thus, even if AIM Distributors' actual allocated share of expenses exceeds the fee payable to AIM Distributors at any given time, under these plans the Funds will not be obligated to pay more than that fee. If AIM Distributors' actual allocated share of expenses is less than the fee it receives, under these plans AIM Distributors will retain the full amount of the fee.

      AIM Distributors may from time to time waive or reduce any portion of its 12b-1 fee for Class A shares or Class C shares. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM Distributors will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Table in a Prospectus may not be terminated or amended to the Funds' detriment during the period stated in the agreement between AIM Distributors and the Fund.

      The Funds may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares attributable to the customers of selected dealers and financial institutions to such dealers and financial institutions, including AIM Distributors, acting as principal, who furnish continuing personal shareholder services to their customers who purchase and own the applicable class of shares of the Fund. Under the terms of a shareholder service agreement, such personal shareholder services include responding to customer inquiries and providing customers with information about their investments. Any amounts not paid as a service fee under each Plan would constitute an asset-based sales charge.

      Under a Shareholder Service Agreement, a Fund agrees to pay periodically fees to selected dealers and other institutions who render the foregoing services to their customers. The fees payable under a Shareholder Service Agreement will be calculated at the end of each payment period for each business day of the Funds during such period at the annual rate specified in each agreement based on the average daily net asset value of the Funds' shares purchased or acquired through exchange. Fees shall be paid only to those selected dealers or other institutions who are dealers or institutions of record at the close of business on the last business day of the applicable payment period for the account in which such Fund's shares are held.

      Selected dealers and other institutions entitled to receive compensation for selling Fund shares may receive different compensation for selling shares of one particular class over another. Under the Plans, certain financial institutions which have entered into service agreements and which sell shares of the Funds on an agency basis, may receive payments from the Funds pursuant to the respective Plans. AIM Distributors does not act as principal, but rather as agent for the Funds, in making dealer incentive and shareholder servicing payments to dealers and other financial institutions under the Plans. These payments are an obligation of the Funds and not of AIM Distributors.

      Payments pursuant to the Plans are subject to any applicable limitations imposed by rules of the NASD.

      See Appendix K for a list of the amounts paid by each class of shares of each Fund to AIM Distributors pursuant to the Plans for the year, or period, ended October 31, 2004 and Appendix L for an estimate by category of the allocation of actual fees paid by each class of shares of each Fund pursuant to its respective distribution plan for the year or period ended October 31, 2004.

      As required by Rule 12b-1, the Plans and related forms of Shareholder Service Agreements were approved by the Board, including a majority of the trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans (the "Rule 12b-1 Trustees"). In approving the Plans in accordance with the requirements of Rule 12b-1, the trustees considered various factors and determined that there is a reasonable likelihood that the Plans would benefit each class of the Funds and its respective shareholders.

      The anticipated benefits that may result from the Plans with respect to each Fund and/or the classes of each Fund and its shareholders include but are not limited to the following: (1) rapid account access; (2) relatively predictable flow of cash; and (3) a well-developed, dependable network of shareholder service agents to help to curb sharp fluctuations in rates of redemptions and sales, thereby reducing the chance that an unanticipated increase in net redemptions could adversely affect the performance of each Fund.

      Unless terminated earlier in accordance with their terms, the Plans continue from year to year as long as such continuance is specifically approved, in person, at least annually by the Board, including a majority of the Rule 12b-1 Trustees. A Plan may be terminated as to any Fund or class by the vote of a majority of the Rule 12b-1 Trustees or, with respect to a particular class, by the vote of a majority of the outstanding voting securities of that class.

      Any change in the Plans that would increase materially the distribution expenses paid by the applicable class requires shareholder approval; otherwise, the Plans may be amended by the trustees, including a majority of the Rule 12b-1 Trustees, by votes cast in person at a meeting called for the purpose of voting upon such amendment. As long as the Plans are in effect, the selection or nomination of the Independent Trustees is committed to the discretion of the Independent Trustees.

      The Class B Plan obligates Class B shares to continue to make payments to AIM Distributors following termination of the Class B shares Distribution Agreement with respect to Class B shares sold by or attributable to the distribution efforts of AIM Distributors or its predecessors, unless there has been a complete termination of the Class B Plan (as defined in such Plan) and the Class B Plan expressly authorizes AIM Distributors to assign, transfer or pledge its rights to payments pursuant to the Class B Plan.

DISTRIBUTOR

      The Trust has entered into master distribution agreements, as amended, relating to the Funds (the "Distribution Agreements") with AIM Distributors, a registered broker-dealer and a wholly owned subsidiary of AIM, pursuant to which AIM Distributors acts as the distributor of shares of the Funds. The address of AIM Distributors is P.O. Box 4739, Houston, Texas 77210-4739. Certain trustees and officers of the Trust are affiliated with AIM Distributors. See "Management of the Trust."

      The Distribution Agreements provide AIM Distributors with the exclusive right to distribute shares of the Funds on a continuous basis directly and through other broker dealers with whom AIM Distributors has entered into selected dealer agreements. AIM Distributors has not undertaken to sell any specified number of shares of any classes of the Funds.

      AIM Distributors expects to pay sales commissions from its own resources to dealers and institutions who sell Class B and Class C shares of the Funds at the time of such sales.

      Payments with respect to Class B shares will equal 4.00% of the purchase price of the Class B shares sold by the dealer or institution, and will consist of a sales commission equal to 3.75% of the purchase price of the Class B shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. The portion of the payments to AIM Distributors under the Class B Plan which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of such sales commissions plus financing costs. In the future, if multiple distributors serve a Fund, each such distributor (or its assignee or transferee) would receive a share of the payments under the Class B Plan based on the portion of the Fund's Class B shares sold by or attributable to the distribution efforts of that distributor.

      AIM Distributors may pay sales commissions to dealers and institutions who sell Class C shares of the AIM Funds at the time of such sales. Payments with respect to Class C shares will equal 1.00% of the purchase price of the Class C shares sold by the dealer or institution, and will consist of a sales commission of 0.75% of the purchase price of the Class C shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. AIM Distributors will retain all payments received by it relating to Class C shares for the first year after they are purchased. The portion of the payments to AIM Distributors under the Class A and C Plans attributable to Class C shares which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of the sales commissions to dealers plus financing costs, if any. After the first full year, AIM Distributors will make quarterly payments to dealers and institutions based on the average net asset value of Class C shares which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record. These payments will consist of an asset-based sales charge of 0.75% and a service fee of 0.25%.

      The Trust (on behalf of any class of any Fund) or AIM Distributors may terminate the Distribution Agreements on sixty (60) days' written notice without penalty. The Distribution Agreements will terminate automatically in the event of their assignment. In the event the Class B shares Distribution Agreement is terminated, AIM Distributors would continue to receive payments of asset-based distribution fees in respect of the outstanding Class B shares attributable to the distribution efforts of AIM Distributors or its predecessors; provided, however that a complete termination of the Class B Plan (as defined in such Plan) would terminate all payments to AIM Distributors. Termination of the Class B Plan or the Distribution Agreement for Class B shares would not affect the obligation of Class B shareholders to pay contingent deferred sales charges.

      Total sales charges (front end and contingent deferred sales charges) paid in connection with the sale of shares of each class of each Fund, if applicable, for the last three fiscal years ended October 31 are found in Appendix M.

                         CALCULATION OF PERFORMANCE DATA

      Although performance data may be useful to prospective investors when comparing a Fund's performance with other funds and other potential investments, investors should note that the methods of computing performance of other potential investments are not necessarily comparable to the methods employed by a Fund.

Average Annual Total Return Quotation

      The standard formula for calculating average annual total return is as follows:
                                         n
                                   P(1+T) =ERV

Where       P       =    a hypothetical initial payment of $1,000;
            T       =    average annual total return (assuming the
                         applicable maximum sales load is deducted at the
                         beginning of the one, five or ten year periods);
            n       =    number of years; and
            ERV     =    ending redeemable value of a hypothetical $1,000
                         payment at the end of the one, five or ten year periods (or fractional portion of such period).

      The average annual total returns for each Fund, with respect to its Class A, Class B and Class C shares, for the one, five and ten year periods (or since inception if less than ten years) ended October 31 are found in Appendix N.

      Total returns quoted in advertising reflect all aspects of a Fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the Fund's net asset value per share over the period. Cumulative total return reflects the performance of a Fund over a stated period of time. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical investment in a Fund over a stated period of time, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period.

      Each Fund's total return is calculated in accordance with a standardized formula for computation of annualized total return. Standardized total return for: (1) Class A shares reflects the deduction of a Fund's maximum front-end sales charge at the time of purchase; and (2) Class B and Class C shares reflects the deduction of the maximum applicable CDSC on a redemption of shares held for the period.

      A Fund's total return shows its overall change in value, including changes in share price and assuming all the Fund's dividends and capital gain distributions are reinvested. A cumulative total return reflects the Fund's performance over a stated period of time. An average annual total return reflects the hypothetical compounded annual rate of return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period. Because average annual returns tend to even out variations in the Fund's return, investors should recognize that such returns are not the same as actual year-by-year results. To illustrate the components of overall performance, a Fund may separate its cumulative and average annual returns into income results and capital gains or losses.

Alternative Total Return Quotations

      Standard total return quotes may be accompanied by total return figures calculated by alternative methods. For example, average annual total return may be calculated without assuming payment of the full sales load according to the following formula:
                                         n
                                   P(1+U) =ERV

Where      P         =   a hypothetical initial payment of $1,000;
           U         =   average annual total return assuming
                         payment of only a stated portion of, or none
                         of, the applicable maximum sales load at the
                         beginning of the stated period;
           n         =   number of years; and
           ERV       =   ending redeemable value of a hypothetical $1,000
                         payment at the end of the stated period.

Cumulative total return across a stated period may be calculated as follows:

                                   P(1+V)=ERV

Where      P         =   a hypothetical initial payment of $1,000;
           V         =   cumulative total return assuming payment
                         of all of, a stated portion of, or none of,
                         the applicable maximum sales load at the
                         beginning of the stated period; and
           ERV       =   ending redeemable value of a hypothetical $1,000
                         payment at the end of the stated period.

      The cumulative total returns for each Fund, with respect to its Class A, Class B and Class C shares, for the one, five and ten year periods (or since inception if less than ten years) ended October 31 are found in Appendix N.

Average Annual Total Return (After Taxes on Distributions) Quotation

      A Fund's average annual total return (after taxes on distributions) shows its overall change in value, including changes in share price and assuming all the Fund's dividends and capital gain distributions are reinvested. It reflects the deduction of federal income taxes on distributions, but not on redemption proceeds. Average annual total returns (after taxes on distributions) are calculated by determining the after-tax growth or decline in value of a hypothetical investment in a Fund over a stated period of time, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. Because average annual total returns (after taxes on distributions) tend to even out variations in the Fund's return, investors should recognize that such returns are not the same as actual year-by-year results. To illustrate the components of overall performance, a Fund may separate its average annual total returns (after taxes on distributions) into income results and capital gains or losses.

      The standard formula for calculating average annual total return (after taxes on distributions) is:

                                       n
                                 P(1+T) = ATV
                                             D

where       P    =  a hypothetical initial payment of $1,000;
            T    =  average annual total return (after taxes on distributions);
            n    =  number of years; and

            ATV       = ending value of a hypothetical $1,000 payment made at
               D the beginning of the one, five, or ten year periods (or since inception, if applicable) at the end of the one, five, or 10-year periods (or since inception, if applicable), after taxes on fund distributions but not after taxes on redemption.

      Standardized average annual total return (after taxes on distributions) for: (1) Class A shares reflects the deduction of a Fund's maximum front-end sales charge at the time of purchase; and (2) Class B and Class C shares reflects the deduction of the maximum applicable CDSC on a redemption of shares held for the period.

      The after-tax returns assume all distributions by a Fund, less the taxes due on such distributions, are reinvested at the price calculated as stated in the prospectus on the reinvestment dates during the period. Taxes on a Fund's distributions are calculated by applying to each component of the distribution (e.g., ordinary income and long-term capital gain) the highest corresponding individual marginal federal income tax rates in effect on the reinvestment date. The taxable amount and tax character of each distribution is as specified by the Fund on the dividend declaration date, but reflects any subsequent recharacterizations of distributions. The effect of applicable tax credits, such as the foreign tax credit, are also taken into account. The calculations only reflect federal taxes, and thus do not reflect state and local taxes or the impact of the federal alternative minimum tax.

      The average annual total returns (after taxes on distributions) for each Fund, with respect to its Class A, Class B and Class C shares, for the one, five and ten year periods (or since inception if less than ten years) ended October 31 are found in Appendix N.

      Average Annual Total Return (After Taxes on Distributions and Sale of Fund Shares) Quotation

      A Fund's average annual total return (after taxes on distributions and sale of Fund shares) shows its overall change in value, including changes in share price and assuming all the Fund's dividends and capital gain distributions are reinvested. It reflects the deduction of federal income taxes on both distributions and proceeds. Average annual total returns (after taxes on distributions and redemption) are calculated by determining the after-tax growth or decline in value of a hypothetical investment in a Fund over a stated period of time, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. Because average annual total returns (after taxes on distributions and redemption) tend to even out variations in the Fund's return, investors should recognize that such returns are not the same as actual year-by-year results. To illustrate the components of overall performance, a Fund may separate its average annual total returns (after taxes on distributions and redemption) into income results and capital gains or losses.

      The standard formula for calculating average annual total return (after taxes on distributions and redemption) is:

                                      n
                                P(1+T) = ATV
                                            DR

where  P    =  a hypothetical initial payment of $1,000;
       T    =  average annual total return (after taxes on distributions and redemption);
       n    =  number of years; and
       ATV  =  ending value of a hypothetical $1,000 payment made at
          DR   the beginning of the one, five or ten year periods (or
               since inception, if applicable) at the end of the one, five or ten year periods (or since inception, if applicable), after taxes on fund distributions and redemption.

            Standardized average annual total return (after taxes on distributions and redemption) for: (1) Class A shares reflects the deduction of a Fund's maximum front-end sales charge at the time of purchase; and (2) Class B and Class C shares reflects the deduction of the maximum applicable CDSC on a redemption of shares held for the period.

      The after-tax returns assume all distributions by a Fund, less the taxes due on such distributions, are reinvested at the price calculated as stated in the prospectus on the reinvestment dates during the period. Taxes due on a Fund's distributions are calculated by applying to each component of the distribution (e.g., ordinary income and long-term capital gain) the highest corresponding individual marginal federal income tax rates in effect on the reinvestment date. The taxable amount and tax character of each distribution is as specified by the Fund on the dividend declaration date, but reflects any subsequent recharacterizations of distributions. The effect of applicable tax credits, such as the foreign tax credit, are also taken into account. The calculations only reflect federal taxes, and thus do not reflect state and local taxes or the impact of the federal alternative minimum tax.

      The ending values for each period assume a complete liquidation of all shares. The ending values for each period are determined by subtracting capital gains taxes resulting from the sale of Fund shares and adding the tax benefit from capital losses resulting from the sale of Fund shares. The capital gain or loss upon sale of Fund shares is calculated by subtracting the tax basis from the proceeds. Capital gains taxes (or the benefit resulting from tax losses) are calculated using the highest federal individual capital gains tax rate for gains of the appropriate character (e.g., ordinary income or long-term) in effect on the date of the sale of Fund shares and in accordance with federal tax law applicable on that date. The calculations assume that a shareholder may deduct all capital losses in full.

      The basis of shares acquired through the $1,000 initial investment are tracked separately from subsequent purchases through reinvested distributions. The basis for a reinvested distribution is the distribution net of taxes paid on the distribution. Tax basis is adjusted for any distributions representing returns of capital and for any other tax basis adjustments that would apply to an individual taxpayer.

      The amount and character (i.e., short-term or long-term) of capital gain or loss upon sale of Fund shares is determined separately for shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. The tax character is determined by the length of the measurement period in the case of the initial $1,000 investment and the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions.

      The average annual total returns (after taxes on distributions and redemption) for each Fund, with respect to its Class A, Class B and Class C shares, for the one, five and ten year periods (or since inception if less than ten years) ended October 31 are found in Appendix N.

Performance Information

      Further information regarding a Fund's performance is contained in such Fund's reports to shareholders, which are available upon request and without charge.

      All advertisements of the Funds will disclose the maximum sales charge (including deferred sales charges) imposed on purchases of a Fund's shares. If any advertised performance data does not reflect the maximum sales charge (if any), such advertisement will disclose that the sales charge has not been deducted in computing the performance data, and that, if reflected, the maximum sales charge would reduce the performance quoted. Further information regarding each Fund's performance is contained in that Fund's annual report to shareholders, which is available upon request and without charge.

      From time to time, AIM or its affiliates may waive all or a portion of their fees and/or assume certain expenses of any Fund. Fee waivers or reductions or commitments to reduce expenses will have the effect of increasing that Fund's yield and total return.


      The performance of each Fund will vary from time to time and past results are not necessarily indicative of future results.

      Total return and yield figures for the Funds are neither fixed nor guaranteed. The Funds may provide performance information in reports, sales literature and advertisements. The Funds may also, from time to time, quote information about the Funds published or aired by publications or other media entities which contain articles or segments relating to investment results or other data about one or more of the Funds. The following is a list of such publications or media entities:


Advertising Age           Financial World               Nation's Business
Barron's                  Forbes                        New York Times
Best's Review             Fortune                       Pension World
Bloomberg                 Hartford Courant              Pensions & Investments
Broker World              Inc.                          Personal Investor
Business Week             Institutional Investor        Philadelphia Inquirer
Changing Times            Insurance Forum               The Bond Buyer
Christian Science Monitor Insurance Week                 USA Today
Consumer Reports          Investor's Business Daily     U.S. News & World Report
Economist                 Journal of the American       Wall Street Journal
FACS of the Week             Society of CLU & ChFC      Washington Post
Financial Planning        Kiplinger Letter              CNN
Financial Product News    Money                         CNBC
Financial Services Week   Mutual Fund Forecaster        PBS

      Each Fund may also compare its performance to performance data of similar mutual funds as published by the following services:

Bank Rate Monitor                       Standard & Poor's
Bloomberg                               Stanger
Donoghue's                              Strategic Insight
Factset Data Systems                    Thomson Financial
Lipper, Inc.                            Weisenberger
Mutual Fund Values (Morningstar)

      Each Fund's performance may also be compared in advertising to the performance of comparative benchmarks such as the following:

      Bloomberg
      NAREIT
      Lipper Mid-Cap Growth Fund Index
      Lipper Mid-Cap Value Fund Index
      Lipper Multi-Cap Core Fund Index
      Lipper Small Cap Growth Fund Index
      Lipper Small Cap Value Fund Index
      Lipper Large Cap Growth Fund Index
      Lipper Large Cap Value Fund Index
      Russell 2000(R) Index
      Standard & Poor's 500 Index
      Standard & Poor's MidCap 400 Index

      Each Fund may also compare its performance to rates on Certificates of Deposit and other fixed rate investments such as the following:

      10 year Treasury Notes
      90 day Treasury Bills

      Advertising for the Funds may from time to time include discussions of general economic conditions and interest rates. Advertising for such Funds may also include references to the use of those Funds as part of an individual's overall retirement investment program. From time to time, sales literature and/or advertisements for any of the Funds may disclose: (i) the largest holdings in the Funds' portfolios;

(ii) certain selling group members; (iii) certain institutional shareholders;
(iv) measurements of risk, including standard deviation, Beta and Sharpe ratios; and/or (v) capitalization and sector analyses of holdings in the Funds' portfolios.

      From time to time, the Funds' sales literature and/or advertisements may discuss generic topics pertaining to the mutual fund industry. This includes, but is not limited to, literature addressing general information about mutual funds, discussions regarding investment styles, such as the growth, value or GARP (growth at a reasonable price) styles of investing, variable annuities, dollar-cost averaging, stocks, bonds, money markets, certificates of deposit, retirement, retirement plans, asset allocation, tax-free investing, college planning and inflation.


     SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

      On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and AIM reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.

      Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of this $325 million total payment, half has been paid and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties, all of which has been paid. The entire $325 million IFG settlement payment will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be made available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC.

      Under the terms of the settlements, AIM will make certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party. In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

      The SEC has also settled market timing enforcement actions against Raymond
R. Cunningham (the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by
IFG), Timothy J. Miller (the former chief investment officer and a former portfolio manager for IFG), Thomas A. Kolbe (the former national sales manager of IFG) and

Michael D. Legoski (a former assistant vice president in IFG's sales department). As part of these settlements, the SEC ordered these individuals to pay restitution and civil penalties in various amounts and prohibited them from associating with, or serving as an officer or director of, an investment advisor, broker, dealer and/or investment company, as applicable, for certain periods of time.


                   REGULATORY INQUIRIES AND PENDING LITIGATION

      The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans, procedures for locating lost security holders and participation in class action settlements.

      As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future. This statement of additional information will be supplemented periodically to disclose any such additional regulatory actions, civil lawsuits and/or regulatory inquiries.

      Ongoing Regulatory Inquiries Concerning IFG and AIM

      IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG.

      AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds.

      Private Civil Actions Alleging Market Timing

      Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, the parent company of IFG and AIM, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees. A list identifying such lawsuits that have been served on IFG, AIM, the AIM Funds or related entities, or for which service of process has been waived, as of January 18, 2005 is set forth in Appendix O-1.

      All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties. A list identifying the amended complaints in the MDL Court is included in Appendix O-1. Plaintiffs in one of the underlying lawsuits transferred to the MDL Court continue to seek remand of their action to state court. This lawsuit is identified in Appendix O-1.

      Private Civil Actions Alleging Improper Use of Fair Value Pricing

      Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs. A list identifying such lawsuits that have been served on IFG, AIM, the AIM Funds or related entities, or for which service of process has been waived, as of January 18, 2005 is set forth in Appendix O-2.

      Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

      Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. A list identifying such lawsuits that have been served on IFG, AIM, the AIM Funds or related entities, or for which service of process has been waived, as of January 18, 2005 is set forth in Appendix O-3.

      Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes


      Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees. A list identifying such lawsuits that have been served on IFG, AIM, the AIM Funds or related entities, or for which service of process has been waived, as of January 18, 2005 is set forth in Appendix O-4.

      Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

      Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees. A list identifying such lawsuits that have been served on IFG, AIM, the AIM Funds or related entities, or for which service of process has been waived, as of January 18, 2005 is set forth in Appendix O-5.

      Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements

      A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. ("AIM Capital") and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws; (ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees. Such lawsuit, which was served on AIM and AIM Capital on January 18, 2005, is set forth in Appendix O-6.

                                   APPENDIX A

                           RATINGS OF DEBT SECURITIES

      The following is a description of the factors underlying the debt ratings of Moody's, S&P and Fitch:

                         MOODY'S LONG-TERM DEBT RATINGS

      Moody's corporate ratings are as follows:

      Aaa: Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa: Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. These are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk in Aa rated bonds appear somewhat larger than those securities rated Aaa.

      A: Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa: Bonds and preferred stock which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Ba: Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B: Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Caa: Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      Ca: Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      C: Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

                     MOODY'S SHORT-TERM PRIME RATING SYSTEM

      Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

      Moody's employs the following designations, all judged to be investment grade , to indicate the relative repayment ability of rated issuers.

PRIME-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

      Note: In addition, in certain countries the prime rating may be modified by the issuer's or guarantor's senior unsecured long-term debt rating.

      Moody's municipal ratings are as follows:

            MOODY'S U.S. LONG-TERM MUNICIPAL BOND RATING DEFINITIONS

      Municipal Ratings are opinions of the investment quality of issuers and issues in the US municipal and tax-exempt markets. As such, these ratings incorporate Moody's assessment of the default probability and loss severity of these issuers and issues.

      Municipal Ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality's ability to repay its debt.

      Aaa: Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

      Aa: Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

      A: Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

      Baa: Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

      Ba: Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

      B: Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

      Caa: Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

      Ca: Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

      C: Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

      Note: Also, Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic category.

                     MOODY'S MIG/VMIG US SHORT-TERM RATINGS

      In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels - MIG 1 through MIG 3.

      In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

      In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

      The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

      MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue's specific structural or credit features.

      Gradations of investment quality are indicated by rating symbols, with each symbol representing a group in which the quality characteristics are broadly the same.

MIG 1/VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

MIG 3/VMIG 3: This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

           STANDARD & POOR'S LONG-TERM CORPORATE AND MUNICIPAL RATINGS

      Issue credit ratings are based in varying degrees, on the following considerations: likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; nature of and provisions of the obligation; and protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

      The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

      S&P describes its ratings for corporate and municipal bonds as follows:

AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

A: Debt rated A has a strong capacity to meet its financial commitments although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet its financial commitment on the obligation.

BB-B-CCC-CC-C: Debt rated BB, B, CCC, CC and C is regarded as having significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

NR: Not Rated.

                                S&P DUAL RATINGS

      S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure.

      The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example,

AAA/A-1+). With short-term demand debt, the note rating symbols are used with the commercial paper rating symbols (for example, SP-1+/A-1+).

                          S&P COMMERCIAL PAPER RATINGS

      An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

      These categories are as follows:

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B: Issues rated 'B' are regarded as having only speculative capacity for timely payment.

C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D: Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes such payments will be made during such grace period.

                        S&P SHORT-TERM MUNICIPAL RATINGS

      An S&P note rating reflect the liquidity factors and market-access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment: amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note); and source of payment (the more dependant the issue is on the market for its refinancing, the more likely it will be treated as a note).

      Note rating symbols are as follows:

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

                         FITCH LONG-TERM CREDIT RATINGS

      Fitch Ratings provides an opinion on the ability of an entity or of a securities issue to meet financial commitments, such as interest, preferred dividends, or repayment of principal, on a timely basis. These credit ratings apply to a variety of entities and issues, including but not limited to sovereigns, governments, structured financings, and corporations; debt, preferred/preference stock, bank loans, and counterparties; as well as the financial strength of insurance companies and financial guarantors.

      Credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. Thus, the use of credit ratings defines their function: "investment grade" ratings (international Long-term 'AAA' - 'BBB' categories; Short-term 'F1' - 'F3') indicate a relatively low probability of default, while those in the "speculative" or "non-investment grade" categories (international Long-term 'BB'
- 'D'; Short-term 'B' - 'D') either signal a higher probability of default or that a default has already occurred. Ratings imply no specific prediction of default probability. However, for example, it is relevant to note that over the long term, defaults on 'AAA' rated U.S. corporate bonds have averaged less than 0.10% per annum, while the equivalent rate for 'BBB' rated bonds was 0.35%, and for 'B' rated bonds, 3.0%.

      Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

      Entities or issues carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

      Fitch credit and research are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature of taxability of payments of any security.

      The ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch Ratings believes to be reliable. Fitch Ratings does not audit or verify the truth or accuracy of such information. Ratings may be changed or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

      Our program ratings relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e., those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

      Credit ratings do not directly address any risk other than credit risk. In particular, these ratings do not deal with the risk of loss due to changes in market interest rates and other market considerations.

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong capacity for timely payment of financial commitments, which is unlikely to be affected by foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor has a very strong capacity for timely payment of financial commitments which is not significantly vulnerable to foreseeable events.

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of good credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances are more likely to impair this capacity.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

NR: Indicates that Fitch does not rate the specific issue.

WITHDRAWN: A rating will be withdrawn when an issue matures or is called or refinanced and at Fitch's discretion, when Fitch Ratings deems the amount of information available to be inadequate for ratings purposes.

RATINGWATCH: Ratings are placed on RatingWatch to notify investors that there is a reasonable possibility of a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. RatingWatch is typically resolved over a relatively short period.

                      FITCH SPECULATIVE GRADE BOND RATINGS

BB: Bonds are considered speculative. There is a possibility of credit risk developing, particularly as the result of adverse economic changes over time. However, business and financial alternatives may be available to allow financial commitments to be met. '

B: Bonds are considered highly speculative. Significant credit risk is present but a limited margin of safety remains. While bonds in this class are currently meeting financial commitments, the capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC: Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.

CC: Default of some kind appears probable.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and are valued on the basis of their prospects for achieving partial or full recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in categories below CCC.

                         FITCH SHORT-TERM CREDIT RATINGS

      The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as in the case of the higher ratings.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Issues assigned this rating are in actual or imminent payment default.

                                   APPENDIX B

                        TRUSTEES AND OFFICERS INFORMATION

                             As of March 31, 2005

The address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                  TRUSTEE
                                  AND/OR                                                                  OTHER
NAME, YEAR OF BIRTH AND           OFFICER                                                              TRUSTEESHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE      PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS              HELD BY TRUSTEE
-------------------------------   -------     -----------------------------------------------------    ---------------
INTERESTED PERSONS

Robert H. Graham(1) -- 1946        1998      Director and Chairman, A I M Management Group Inc.            None
Trustee, Vice Chair and                      (financial services holding company); Director and
President                                    Vice Chairman, AMVESCAP PLC; and Chairman of AMVESCAP
                                             PLC - AIM Division (parent of AIM
                                             and a global investment management
                                             firm)

                                             Formerly: President and Chief
                                             Executive Officer, A I M Management
                                             Group Inc.; Director, Chairman and
                                             President, A I M Advisors, Inc.
                                             (registered investment advisor);
                                             Director and Chairman, A I M
                                             Capital Management, Inc.
                                             (registered investment advisor),
                                             A I M Distributors, Inc. (registered
                                             broker dealer), AIM Investment
                                             Services, Inc., (registered
                                             transfer agent), and Fund
                                             Management Company (registered
                                             broker dealer); and Chief Executive
                                             Officer, AMVESCAP PLC - Managed
                                             Products

Mark H. Williamson(2) -- 1951      2003      Director, President and Chief Executive Officer, A I M        None
Trustee and Executive                        Management Group Inc.; Director, Chairman and
Vice President                               President, A I M Advisors, Inc.; Director, A I M
                                             Capital Management, Inc. and A I M Distributors, Inc.;
                                             Director and Chairman, AIM Investment Services, Inc.,
                                             , Fund Management Company; and INVESCO Distributors,
                                             Inc. (registered broker dealer); and Chief Executive
                                             Officer, AMVESCAP PLC - AIM Division (parent of AIM
                                             and a global investment management firm)

                                             Formerly:  Director, Chairman, President and Chief
                                             Executive Officer, INVESCO Funds Group, Inc.;
                                             President and Chief Executive Officer, INVESCO
                                             Distributors, Inc.; Chief Executive Officer, AMVESCAP
                                             PLC - Managed Products

----------

1 Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust. Prior to October 4, 2004, Mr. Graham served as Chairman of the Board of Trustees of the Trust.

2 Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

                                  TRUSTEE
                                  AND/OR                                                                  OTHER
    NAME, YEAR OF BIRTH AND       OFFICER                                                              TRUSTEESHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE      PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS              HELD BY TRUSTEE
-------------------------------   -------     -----------------------------------------------------    ---------------
INDEPENDENT TRUSTEES

Bruce L. Crockett(3) -- 1944       1998      Chairman, Crockett Technology Associates (technology         ACE Limited
Trustee and Chair                            consulting company)                                          (insurance
                                                                                                          company); and
                                                                                                          Captaris, Inc.
                                                                                                          (unified
                                                                                                          messaging
                                                                                                          provider)

Bob R. Baker - 1936                2003      Retired                                                      None
Trustee

Frank S. Bayley -- 1939            2001      Retired                                                      Badgley Funds,
Trustee                                      Formerly:  Partner, law firm of Baker & McKenzie             Inc.
                                                                                                          (registered
                                                                                                          investment
                                                                                                          company)

James T. Bunch - 1942              2003      Co-President and Founder, Green, Manning & Bunch Ltd.,       None
Trustee                                      (investment banking firm); and Director, Policy
                                             Studies, Inc. and Van Gilder Insurance Corporation

Albert R. Dowden -- 1941           2000      Director of a number of public and private business          Cortland Trust,
Trustee                                      corporations, including the Boss Group, Ltd. (private        Inc. (Chairman)
                                             investment and management) and Magellan Insurance            (registered
                                             Company                                                      investment
                                                                                                          company);
                                             Formerly:  Director, President and Chief Executive           Annuity and
                                             Officer, Volvo Group North America, Inc.; Senior Vice        Life Re
                                             President, AB Volvo; and director of various                 (Holdings),
                                             affiliated Volvo companies                                   Ltd.
                                                                                                          (insurance
                                                                                                          company)


Edward K. Dunn, Jr. -- 1935                  Retired
Trustee                            1998                                                                   None
                                             Formerly: Chairman, Mercantile Mortgage Corp.;
                                             President and Chief Operating Officer, Mercantile-Safe
                                             Deposit & Trust Co.; and President, Mercantile
                                             Bankshares Corp.

Jack M. Fields -- 1952
Trustee                            1998      Chief Executive Officer, Twenty First Century Group,         Administaff;
                                             Inc. (government affairs company) (owner) Dos Angelos        and Discovery
                                             Ranch, L.P.                                                  Global
                                                                                                          Education Fund
                                                                                                          (non-profit)
                                             Formerly:  Chief Executive Officer, Texana Timber LP
                                             (sustained forestry company)

Carl Frischling -- 1937            1998     Partner, law firm of Kramer Levin Naftalis and Frankel        Cortland Trust,
                                            LLP                                                           Inc.
Trustee                                                                                                   (registered
                                                                                                          investment
                                                                                                          company

Gerald J. Lewis - 1933             2003      Chairman, Lawsuit Resolution Services (San Diego,            General
Trustee                                      California)                                                  Chemical Group,
                                                                                                          Inc.

Prema Mathai-Davis -- 1950         1998      Formerly: Chief Executive Officer, YWCA of the USA           None
Trustee

----------

3 Mr. Crockett was elected Chair of the Board of the Trust effective October 4, 2004.

                                  TRUSTEE
                                  AND/OR                                                                  OTHER
    NAME, YEAR OF BIRTH AND       OFFICER                                                              TRUSTEESHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE      PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS              HELD BY TRUSTEE
-------------------------------   -------     -----------------------------------------------------    ---------------
Lewis F. Pennock -- 1942           1998      Partner, law firm of Pennock & Cooper                        None
Trustee

Ruth H. Quigley -- 1935            2001      Retired                                                      None
Trustee

Larry Soll -- 1942                 2003      Retired                                                      None
Trustee

OTHER OFFICERS

Lisa O. Brinkley(4) -- 1959                  Senior Vice President, A I M Management Group Inc.;          N/A
Senior Vice President and Chief    2004      Senior Vice President and Chief Compliance Officer, A
Compliance Officer                           I M Advisors, Inc.; Vice President and Chief
                                             Compliance Officer, A I M Capital Management, Inc.;
                                             and Vice President, AIM Distributors, Inc., AIM
                                             Investment Services, Inc. and Fund Management Company

                                             Formerly:  Senior Vice President and Compliance
                                             Director, Delaware Investments Family of Funds; and
                                             Chief Compliance Officer, AIM Distributors, Inc.

Russell C. Burk(5) -- 1958         2005      Formerly:  Director of Compliance and Assistant              N/A
Senior Vice President                        General Counsel, ICON Advisers, Inc.; Financial
                                             Consultant, Merrill Lynch; General Counsel and
                                             Director of Compliance, ALPS Mutual Funds, Inc.

Kevin M. Carome -  1956 Senior     2003      Director, Senior Vice President, Secretary and General       N/A
Vice President, Chief Legal                  Counsel, A I M Management Group Inc. and A I M
Officer and Secretary                        Advisors, Inc.; Director and Vice President INVESCO
                                             Distributors, Inc.; Vice President, A I M Capital
                                             Management, Inc., and AIM Investment Services, Inc.;
                                             Director, Vice President and General Counsel, Fund
                                             Management Company; and Senior Vice President,
                                             A I M Distributors, Inc.

                                             Formerly: Senior Vice President and
                                             General Counsel, Liberty Financial
                                             Companies, Inc.; Senior Vice
                                             President and General Counsel,
                                             Liberty Funds Group, LLC and Vice
                                             President, A I M Distributors, Inc.

Stuart W. Coco -- 1955             2002      Managing Director and Director of Money Market               N/A
Vice President                               Research and Special Projects, A I M Capital
                                             Management ,Inc.; and Vice President, A I M Advisors,
                                             Inc.

Sidney M. Dilgren - 1961           2004      Vice President and Fund Treasurer, A I M Advisors, Inc.      N/A
Vice President and Treasurer

                                             Formerly:  Vice President, A I M Distributors, Inc.;
                                             and Senior Vice President, AIM Investment Services,
                                             Inc.

----------


(4) Ms. Brinkley was elected Senior Vice President and Chief Compliance Officer of the Trust effective September 20, 2004.

(5) Mr. Burk was elected Senior Vice President of the Trust effective February 15, 2005.

                                  TRUSTEE
                                  AND/OR                                                                  OTHER
NAME, YEAR OF BIRTH AND           OFFICER                                                              TRUSTEESHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE      PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS              HELD BY TRUSTEE
-------------------------------   -------     -----------------------------------------------------    ---------------
J. Philip Ferguson(6) - 1945       2005      Senior Vice President and Chief Investment Officer,          N/A
Vice President                               A I M Advisors Inc.; Director, Chairman, Chief
                                             Executive Officer, President and Chief Investment
                                             Officer, A I M Capital Management, Inc; Executive
                                             Vice President, A I M Management Group Inc.;
                                             Director, Chairman and President, AIM Alternative
                                             Asset Advisors, Inc.; Director and President, AIM
                                             Alternative Asset Management Company, Inc.; and
                                             Chairman and Chief Executive Officer, AIM Private
                                             Asset Management, Inc.

                                             Formerly: Senior Vice President, AIM Private Asset
                                             Management, Inc.; Chief Equity Officer, and Senior
                                             Investment Officer, A I M Capital Management, Inc.;
                                             and Managing Partner, Beutel, Goodman Capital
                                             Management

Karen Dunn Kelley -  1960          2004      Director of Cash Management, Managing Director and           N/A
Vice President                               Chief Cash Management Officer, A I M Capital
                                             Management, Inc.; Vice President, A I M Advisors,
                                             Inc.; and Director and President, Fund Management
                                             Company

----------
(6) Mr. Ferguson was elected Vice President of the Trust effective February 24, 2005

            TRUSTEE OWNERSHIP OF FUND SHARES AS OF DECEMBER 31, 2004

                                                                                 AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                   SECURITIES IN ALL REGISTERED
                                                                                INVESTMENT COMPANIES OVERSEEN BY
                                    DOLLAR RANGE OF EQUITY SECURITIES              TRUSTEE IN THE AIM FAMILY OF
 NAME OF TRUSTEE                               PER FUND                                     FUNDS (R)
-------------------         -----------------------------------------------     ---------------------------------
Robert H. Graham            Opportunities III              $50,001-$100,000               Over $100,000
                            Opportunities I                   Over $100,000

Mark H. Williamson                                - 0 -                                   Over $100,000

Bob R. Baker                                      - 0 -                                   Over $100,000

Frank S. Bayley                                   - 0 -                                   Over $100,000

James T. Bunch                        Opportunities III $1-$10,000                        Over $100,000

Bruce L. Crockett                                 - 0 -                                  $10,001-$50,000(8)

Albert R. Dowden                                  - 0 -                                   Over $100,000

Edward K. Dunn, Jr.         Opportunities III             Over $100,000                   Over $100,000(8)

Jack M. Fields                                    - 0 -                                   Over $100,000(8)

Carl Frischling                                   - 0 -                                   Over $100,000(8)

Gerald J. Lewis             Opportunities III                    $1-$10,000             Over - $100,000

Prema Mathai-Davis                                 -0-                                    $1 - $10,000(8)

Lewis F. Pennock                                   -0-                                    Over $100,000

Ruth H. Quigley                                    -0-                                  $10,001 - $50,000

Larry Soll                  Opportunities III         $50,001 -  - $100,000               Over $100,000(8)

----------

(8) Includes the total amount of compensation deferred by the trustee at his or her election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account to be invested in one or more of the AIM Funds.

                                   APPENDIX C

                           TRUSTEE COMPENSATION TABLE

      Set forth below is information regarding compensation paid or accrued for each trustee of the Trust who was not affiliated with AIM during the year ended December 31, 2004:

                                                                ESTIMATED
                                              RETIREMENT     ANNUAL BENEFITS
                            AGGREGATE          BENEFITS      UPON RETIREMENT    TOTAL COMPENSATION
                        COMPENSATION FROM   ACCRUED BY ALL    FROM AIM FUNDS    FROM ALL AIM FUNDS
    TRUSTEE              THE TRUST(1)(2)     AIM FUNDS (3)         (4)                (5)(6)
-------------------     -----------------   --------------   ---------------    -------------------
Bob R. Baker                $  3,077         $  198,871       $   144,786         $  189,750
Frank S. Bayley                3,056            175,241           112,500            193,500
James T. Bunch                 3,077            143,455           112,500            186,000
Bruce L. Crockett              3,056             75,638           112,500            223,500
Albert R. Dowden               3,039             93,210           112,500            192,500
Edward K. Dunn, Jr.            3,056            133,390           112,500            193,500
Jack M. Fields                 3,056             48,070           112,500            186,000
Carl Frischling(7)             3,038             62,040           112,500            185,000
Gerald J. Lewis                3,077            143,455           112,500            186,500
Prema Mathai-Davis             3,056             55,768           112,500            189,750
Lewis F. Pennock               3,056             80,777           112,500            186,000
Ruth H. Quigley                3,056            154,767           112,500            189,750
Louis S. Sklar(8)              3,056            115,160           101,250            186,000
Larry Soll                     3,077            184,356           130,823            186,000

(1) Amounts shown are based on the fiscal year ended October 31, 2004. The total amount of compensation deferred by all trustees of the Trust during the fiscal year ended October 31, 2004, including earnings, was $10,856.

(2) At the request of the trustees, AMVESCAP has agreed to reimburse the Trust for Fund expenses related to market timing matters. "Aggregate Compensation From the Trust" above does not include $773 of trustee compensation which, pursuant to such agreement, was reimbursed by AMVESCAP during the fiscal year ended October 31, 2004.

(3) During the fiscal year ended October 31, 2004, the total amount of expenses allocated to the Trust in respect of such retirement benefits was $6,953.

(4) These amounts represent the estimated annual benefits payable by the AIM Funds upon the trustee's retirement and assumes each trustee serves until his or her normal retirement date.

(5) All trustees currently serve as trustees of 19 registered investment companies advised by AIM.

(6) At the request of the trustees, AMVESCAP has agreed to reimburse the Trust for Fund expenses related to market timing matters. "Total Compensation From All AIM Funds" above does not include $44,000 of trustee compensation which, pursuant to such agreement, was reimbursed by AMVESCAP during the calendar year ended December 31, 2004.

(7) During the fiscal year ended October 31, 2004 the Trust paid $15,507 in legal fees to Kramer Levin Naftalis & Frankel LLP for services rendered by such firm as counsel to the independent trustees of the Trust. Mr. Frischling is a partner in such firm.

(8)   Mr. Sklar retired effective December 31, 2004.

                                   APPENDIX D

                              PROXY VOTING POLICIES

PROXY POLICIES AND PROCEDURES
(AS AMENDED SEPTEMBER 16, 2004)

A.    PROXY POLICIES

      Each of A I M Advisors, Inc., A I M Capital Management, Inc., AIM Private Asset Management, Inc. and AIM Alternative Asset Management Company (each an "AIM Advisor" and collectively "AIM") has the fiduciary obligation to, at all times, make the economic best interest of advisory clients the sole consideration when voting proxies of companies held in client accounts. As a general rule, each AIM Advisor shall vote against any actions that would reduce the rights or options of shareholders, reduce shareholder influence over the board of directors and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders' investments. At the same time, AIM believes in supporting the management of companies in which it invests, and will accord proper weight to the positions of a company's board of directors, and the AIM portfolio managers who chose to invest in the companies. Therefore, on most issues, our votes have been cast in accordance with the recommendations of the company's board of directors, and we do not currently expect that trend to change. Although AIM's proxy voting policies are stated below, AIM's proxy committee considers all relevant facts and circumstances, and retains the right to vote proxies as deemed appropriate.

      I.    BOARDS OF DIRECTORS

            A board that has at least a majority of independent directors is integral to good corporate governance. Key board committees, including audit, compensation and nominating committees, should be completely independent.

            There are some actions by directors that should result in votes being withheld. These instances include directors who:

            - Are not independent directors and (a) sit on the board's audit, compensation or nominating committee, or (b) sit on a board where the majority of the board is not independent;

            - Attend less than 75 percent of the board and committee meetings without a valid excuse;

            - Implement or renew a dead-hand or modified dead-hand poison pill;

            -     Sit on the boards of an excessive number of companies;

            - Enacted egregious corporate governance or other policies or failed to replace management as appropriate;

            - Have failed to act on takeover offers where the majority of the shareholders have tendered their shares; or

            - Ignore a shareholder proposal that is approved by a majority of the shares outstanding.

            Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors:

            - Long-term financial performance of the target company relative to its industry;

            Management's track record;

            -     Portfolio manager's assessment;

            -     Qualifications of director nominees (both slates);

            - Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and

            -     Background to the proxy contest.

      II.   INDEPENDENT AUDITORS

            A company should limit its relationship with its auditors to the audit engagement, and certain closely related activities that do not, in the aggregate, raise an appearance of impaired independence. We will support the reappointment of the company's auditors unless:

            - It is not clear that the auditors will be able to fulfill their function;

            - There is reason to believe the independent auditors have rendered an opinion that is neither accurate nor indicative of the company's financial position; or

            - The auditors have a significant professional or personal relationship with the issuer that compromises the auditors' independence.

      III.  COMPENSATION PROGRAMS

            Appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. Plans should not substantially dilute shareholders' ownership interests in the company, provide participants with excessive awards or have objectionable structural features. We will consider all incentives, awards and compensation, and compare them to a company-specific adjusted allowable dilution cap and a weighted average estimate of shareholder wealth transfer and voting power dilution.

            - We will generally vote against equity-based plans where the total dilution (including all equity-based plans) is excessive.

            - We will support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

            - We will vote against plans that have any of the following structural features: ability to re-price underwater options without shareholder approval, ability to issue options with an exercise price below the stock's current market price, ability to issue reload options, or automatic share replenishment ("evergreen") feature.

            - We will vote for proposals to reprice options if there is a value-for-value (rather than a share-for-share) exchange.

            - We will generally support the board's discretion to determine and grant appropriate cash compensation and severance packages.

      IV.   CORPORATE MATTERS

            We will review management proposals relating to changes to capital structure, reincorporation, restructuring and mergers and acquisitions on a case by case basis, considering the impact of the changes on corporate governance and shareholder rights, anticipated financial and operating benefits, portfolio manager views, level of dilution, and a company's industry and performance in terms of shareholder returns.

            - We will vote for merger and acquisition proposals that the proxy committee and relevant portfolio managers believe, based on their review of the materials, will result in financial and operating benefits, have a fair offer price, have favorable prospects for the combined companies, and will not have a negative impact on corporate governance or shareholder rights.

            - We will vote against proposals to increase the number of authorized shares of any class of stock that has superior voting rights to another class of stock.

            - We will vote for proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in excessive dilution given a company's industry and performance in terms of shareholder returns.

            - We will vote for proposals to institute open-market share repurchase plans in which all shareholders participate on an equal basis.

      V.    SHAREHOLDER PROPOSALS

            Shareholder proposals can be extremely complex, and the impact on share value can rarely be anticipated with any high degree of confidence. The proxy committee reviews shareholder proposals on a case-by-case basis, giving careful consideration to such factors as: the proposal's impact on the company's short-term and long-term share value, its effect on the company's reputation, the economic effect of the proposal, industry and regional norms applicable to the company, the company's overall corporate governance provisions, and the reasonableness of the request.

            - We will generally abstain from shareholder social and environmental proposals.

            - We will generally support the board's discretion regarding shareholder proposals that involve ordinary business practices.

            - We will generally vote for shareholder proposals that are designed to protect shareholder rights if the company's corporate governance standards indicate that such additional protections are warranted.

            - We will generally vote for proposals to lower barriers to shareholder action.

            - We will generally vote for proposals to subject shareholder rights plans to a shareholder vote. In evaluating these plans, we give favorable consideration to the presence of "TIDE" provisions (short-term sunset provisions, qualified bid/permitted offer provisions, and/or mandatory review by a committee of independent directors at least every three years).

      VI.   OTHER

            - We will vote against any proposal where the proxy materials lack sufficient information upon which to base an informed decision.

            - We will vote against any proposals to authorize the proxy to conduct any other business that is not described in the proxy statement.

            - We will vote any matters not specifically covered by these proxy policies and procedures in the economic best interest of advisory clients.

            AIM's proxy policies, and the procedures noted below, may be amended from time to time.

B.    PROXY COMMITTEE PROCEDURES

      The proxy committee currently consists of representatives from the Legal and Compliance Department, the Investments Department and the Finance Department.

      The committee members review detailed reports analyzing the proxy issues and have access to proxy statements and annual reports. Committee members may also speak to management of a company regarding proxy issues and should share relevant considerations with the proxy committee. The committee then discusses the issues and determines the vote. The committee shall give appropriate and significant weight to portfolio managers' views regarding a proposal's impact on shareholders. A proxy committee meeting requires a quorum of three committee members, voting in person or by e-mail.

      AIM's proxy committee shall consider its fiduciary responsibility to all clients when addressing proxy issues and vote accordingly. The proxy committee may enlist the services of reputable outside professionals and/or proxy evaluation services, such as Institutional Shareholder Services or any of its subsidiaries ("ISS"), to assist with the analysis of voting issues and/or to carry out the actual voting process. To the extent the services of ISS or another provider are used, the proxy committee shall periodically review the policies of that provider. The proxy committee shall prepare a report for the Funds' Board of Trustees on a periodic basis regarding issues where AIM's votes do not follow the recommendation of ISS or another provider because AIM's proxy policies differ from those of such provider.

      In addition to the foregoing, the following shall be strictly adhered to unless contrary action receives the prior approval of the Funds' Board of
      Trustees:

      1. Other than by voting proxies and participating in Creditors' committees, AIM shall not engage in conduct that involves an attempt to change or influence the control of a company.

      2. AIM will not publicly announce its voting intentions and the reasons therefore.

      3. AIM shall not participate in a proxy solicitation or otherwise seek proxy-voting authority from any other public company shareholder.

      4. All communications regarding proxy issues between the proxy committee and companies or their agents, or with fellow shareholders shall be for the sole purpose of expressing and discussing AIM's concerns for its advisory clients' interests and not for an attempt to influence or control management.

C.    BUSINESS/DISASTER RECOVERY

      If the proxy committee is unable to meet due to a temporary business interruption, such as a power outage, a sub-committee of the proxy committee may vote proxies in accordance with the policies stated herein. If the sub-committee of the proxy committee is not able to vote proxies, the sub-committee shall authorize ISS to vote proxies by default in accordance with ISS' proxy policies and procedures, which may vary slightly from AIM's.

D.    RESTRICTIONS AFFECTING VOTING

      If a country's laws allow a company in that country to block the sale of the company's shares by a shareholder in advance of a shareholder meeting, AIM will not vote in shareholder meetings held in that country, unless the company represents that it will not block the sale of its shares in connection with the meeting. Administrative or other procedures, such as securities lending, may also cause AIM to refrain from voting. Although AIM considers proxy voting to be an important shareholder right, the proxy committee will not impede a portfolio manager's ability to trade in a stock in order to vote at a shareholder meeting.

E.    CONFLICTS OF INTEREST

      The proxy committee reviews each proxy to assess the extent to which there may be a material conflict between AIM's interests and those of advisory clients. A potential conflict of interest situation may include where AIM or an affiliate manages assets for, administers an employee benefit plan for, provides other financial products or services to, or otherwise has a material business relationship with, a company whose management is soliciting proxies, and failure to vote proxies in favor of management of the company may harm AIM's relationship with the company. In order to avoid even the appearance of impropriety, the proxy committee will not take AIM's relationship with the company into account, and will vote the company's proxies in the best interest of the advisory clients, in accordance with these proxy policies and procedures.

      In the event that AIM's proxy policies and voting record do not guide the proxy committee's vote in a situation where a conflict of interest exists, the proxy committee will vote the proxy in the best interest of the advisory clients, and will provide information regarding the issue to the Funds' Board of Trustees in the next quarterly report.

      To the extent that a committee member has any conflict of interest with respect to a company or an issue presented, that committee member should inform the proxy committee of such conflict and abstain from voting on that company or issue.

F.    FUND OF FUNDS

      When an AIM Fund that invests in another AIM Fund(s) has the right to vote on the proxy of the underlying AIM Fund, AIM will seek guidance from the Board of Trustees of the investing AIM Fund on how to vote such proxy.

                                   APPENDIX E

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

      To the best knowledge of the Trust, the names and addresses of the record and beneficial holders of 5% or more of the outstanding shares of each class of the Trust's equity securities and the percentage of the outstanding shares held by such holders are set forth below. Unless otherwise indicated below, the Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

      A shareholder who owns beneficially 25% or more of the outstanding securities of a Fund is presumed to "control" that Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.

      All information listed below is as of February 1, 2005.

AIM OPPORTUNITIES I FUND

                                          CLASS A SHARES       CLASS B SHARES       CLASS C SHARES
                                         ----------------     ----------------     ----------------
                                         PERCENTAGE OWNED     PERCENTAGE OWNED     PERCENTAGE OWNED
        NAME AND ADDRESS OF                    OF                    OF                   OF
         PRINCIPAL HOLDER                     RECORD               RECORD               RECORD
         ----------------                ----------------     ----------------     ----------------
Merrill Lynch Pierce Fenner & Smith
Attn:  Fund Administration
4880 Deer Lake Dr. East
2nd Floor                                             N/A                14.61%               20.13%
Jacksonville, FL  32246-6484

Nationwide Insurance Company Trust
c/o IPO Portfolio Accounting
P.O. Box 182029                                      6.93%                 N/A                  N/A
Columbus, OH  43218-2029

Carey & Co.
c/o Huntington Trust Co.
7 Easton Oval
Columbus, OH  43219-6010                             6.24%                 N/A                  N/A

AIM OPPORTUNITIES II FUND

                                          CLASS A SHARES       CLASS B SHARES       CLASS C SHARES
                                         ----------------     ----------------     ----------------
                                         PERCENTAGE OWNED     PERCENTAGE OWNED     PERCENTAGE OWNED
NAME AND ADDRESS OF                            OF                    OF                  OF
PRINCIPAL HOLDER                              RECORD               RECORD               RECORD
----------------                         ----------------     ----------------     ----------------
Merrill Lynch Pierce Fenner & Smith
Attn:  Fund Administration
4880 Deer Lake Dr. East
2nd Floor                                            5.18%               16.45%               18.55%
Jacksonville, FL  32246-6484

                                          CLASS A SHARES       CLASS B SHARES       CLASS C SHARES
                                         ----------------     ----------------     ----------------
                                         PERCENTAGE OWNED     PERCENTAGE OWNED     PERCENTAGE OWNED
NAME AND ADDRESS OF                            OF                    OF                  OF
PRINCIPAL HOLDER                              RECORD               RECORD               RECORD
----------------                         ----------------     ----------------     ----------------

Citigroup Global Markets House
Attn:  Cindy Tempesta
333 West 34th Street                                  N/A                 6.76%                 N/A
7th Floor
New York, NY 10001-2402

Morgan Stanley DW
Attn:  Mutual Fund Operations
3 Harborside Pl, Fl 6
Jersey City, NJ  07311-3907                           N/A                 6.25%                 N/A

AIM OPPORTUNITIES III FUND

                                          CLASS A SHARES       CLASS B SHARES       CLASS C SHARES
                                         ----------------     ----------------     ----------------
                                         PERCENTAGE OWNED     PERCENTAGE OWNED     PERCENTAGE OWNED
        NAME AND ADDRESS OF                    OF                    OF                  OF
         PRINCIPAL HOLDER                    RECORD                RECORD               RECORD
         ----------------                ----------------     ----------------     ----------------

Merrill Lynch Pierce Fenner & Smith
Attn:  Fund Administration
4880 Deer Lake Dr. East
2nd Floor                                            5.23%               19.13%               12.40%
Jacksonville, FL  32246-6484

Citigroup Global Markets House Acct
Attn:  Cindy Tempesta
333 West 34th St., 7th Floor
New York, NY  10001-2402                              N/A                 5.62%                 N/A

Morgan Stanley DW
Attn:  Mutual Fund Operations
3 Harborside Pl, Fl 6
Jersey City, NJ  07311-3907                           N/A                 5.06%                 N/A

MANAGEMENT OWNERSHIP

      As of February 1, 2005, the trustees and officers as a group owned less than 1% of the shares outstanding of each class of each Fund.

                                   APPENDIX F

                                 MANAGEMENT FEES

For the last three fiscal years ended October 31, the management fees payable by each Fund, the amounts waived by AIM and the net fees paid by each Fund were as follows:

  FUND NAME                        2004                                 2003                                   2002
  ---------         -----------------------------------  -----------------------------------  --------------------------------------
                    MANAGEMENT                  NET      MANAGEMENT                  NET                                    NET
                       FEES     MANAGEMENT   MANAGEMENT     FEES     MANAGEMENT   MANAGEMENT   MANAGEMENT    MANAGEMENT  MANAGEMENT
                     PAYABLE    FEE WAIVERS  FEES PAID    PAYABLE    FEE WAIVERS   FEES PAID  FEES PAYABLE  FEE WAIVERS   FEES PAID
                     -------    -----------  ---------    -------    -----------   ---------  ------------  -----------   ---------
AIM Opportunities
I Fund              $1,548,606  $     5,633  $1,542,973  $2,169,088  $     4,413  $2,164,675  $  1,092,765  $     8,207  $ 1,084,558
AIM Opportunities
II Fund                944,388        2,355     942,033   2,863,919        2,030   2,861,889     1,348,706        3,049    1,345,657
AIM Opportunities
III Fund                790,522       1,139     789,383   2,113,920          944   2,112,976     1,459,196        2,317    1,456,879

                                   APPENDIX G

                               PORTFOLIO MANAGERS

                             As of October 31, 2004

                            INVESTMENTS IN EACH FUND

NAME OF PORTFOLIO MANAGER                                 DOLLAR RANGE OF INVESTMENTS IN EACH FUND (1)
                             AIM OPPORTUNITIES I FUND
Glen Hilton                                                                 None
Robert Leslie                                                          $1.00 - $10,000
                            AIM OPPORTUNITIES II FUND
Glen Hilton                                                                 None
Robert Leslie                                                          $1.00 - $10,000
                           AIM OPPORTUNITIES III FUND
Glen Hilton                                                                 None
Robert Leslie                                                          $1.00 - $10,000

DESCRIPTION OF COMPENSATION STRUCTURE

AIM seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote good sustained fund performance. AIM evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager's compensation consists of the following five elements:

- BASE SALARY. Each portfolio manager is paid a base salary. In setting the base salary, AIM's intention is to be competitive in light of the particular portfolio manager's experience and responsibilities.

- ANNUAL BONUS. Each portfolio manager is eligible to receive an annual cash bonus which has quantitative and non-quantitative components. Generally, 70% of the bonus is quantitatively determined, based typically on a four-year rolling average of pre-tax performance of all registered investment company accounts for which a portfolio manager has day-to-day management responsibilities versus the performance of a pre-determined peer group. In instances where a portfolio manager has responsibility for management of more than one fund, an asset weighted four-year rolling average is used.

      High fund performance (against applicable peer group) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor fund performance (versus applicable peer group) could result in no bonus. The amount of fund assets under management typically have an impact on the bonus potential (for example, managing more assets increases the bonus potential); however, this

-----------------
(1) This column reflects investments in a Fund's shares owned directly by a portfolio manager or beneficially owned by a portfolio manager (as determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended). A portfolio manager is presumed to be a beneficial owner of securities that are held by his or her immediate family members sharing the same household.

      factor typically carries less weight than relative performance. The remaining 30% portion of the bonus is discretionary as determined by AIM and takes into account other subjective factors.

- EQUITY-BASED COMPENSATION. Portfolio managers may be awarded options to purchase common shares and/or granted restricted shares of AMVESCAP stock from pools determined from time to time by the Remuneration Committee of the AMVESCAP Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.

- PARTICIPATION IN GROUP INSURANCE PROGRAMS. Portfolio managers are provided life insurance coverage in the form of a group variable universal life insurance policy, under which they may make additional contributions to purchase additional insurance coverage or for investment purposes.

- PARTICIPATION IN DEFERRED COMPENSATION PLAN. Portfolio managers are eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation.

Portfolio managers also participate in benefit plans and programs available generally to all employees.

                             OTHER MANAGED ACCOUNTS

                             As of October 31, 2004

      AIM's portfolio managers develop investment models which are used in connection with the management of certain AIM funds as well as other mutual funds for which AIM or an affiliate acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals. The following chart reflects information regarding accounts other than the Fund for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) mutual funds, (ii) other pooled investment vehicles, and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance ("performance-based fees"), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. Dollars using the exchange rates as of the applicable date.

                                         NUMBER OF ACCOUNTS MANAGED BY EACH PORTFOLIO MANAGER AND
NAME OF PORTFOLIO MANAGER                             TOTAL ASSETS BY CATEGORY
-------------------------         ---------------------------------------------------------------------------
                                          AIM OPPORTUNITIES I FUND

Glen Hilton                       3 Registered Mutual Funds with $337,763,455 in total assets under management, including 2 funds that pay performance-based fees with
                                  $286,566,554 in total assets under management

                                  4 Unregistered Pooled Investment Vehicles with $1,283,141,314 in total assets under management

Robert Leslie                     2 Registered Mutual Funds that pay performance-based fees with $286,566,554 in total assets under management

                                  2 Unregistered Pooled Investment Vehicles with $455,311,848 in total assets under management(2)

                                          AIM OPPORTUNITIES II FUND

Glen Hilton                       3 Registered Mutual Funds with $557,360,348 in total assets under management, including 2 funds that pay performance-based fees with
                                  $506,163,446 in total assets under management

                                  4 Unregistered Pooled Investment Vehicles with $1,283,141,314 in total assets under management

Robert Leslie                     2 Registered Mutual Funds that pay performance-based fees with $506,163,446 in total assets under management

                                  2 Unregistered Pooled Investment Vehicles with $455,311,848 in total assets under management(2)

                                          AIM OPPORTUNITIES III FUND

Glen Hilton                       3 Registered Mutual Funds with $590,132,377 in total assets under management, including 2 funds that pay performance-based fees with
                                  $538,935,476 in total assets under management

                                  4 Unregistered Pooled Investment Vehicles with $1,283,141,314 in total assets under management

------------------
(2) One of these unregistered pooled investment vehicles is AIM Alternative Asset Partners I, L.P. ("AIM Partners"). While AIM Partners contained assets under management on October 31, 2004 (the date used to calculate the information given in this Appendix G), it was subsequently liquidated on December 31, 2004.

NAME OF PORTFOLIO MANAGER                NUMBER OF ACCOUNTS MANAGED BY EACH PORTFOLIO MANAGER AND
                                                      TOTAL ASSETS BY CATEGORY
-------------------------         ---------------------------------------------------------------------------
Robert Leslie                     2 Registered Mutual Funds with $538,935,476 in total assets under management

                                  2 Unregistered Pooled Investment Vehicles with $455,311,848 in total assets under management(2)

POTENTIAL CONFLICTS OF INTEREST

      Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and /or other accounts may be presented with one or more of the following potential conflicts:

- The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. AIM seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.

- If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, AIM and the Funds have adopted procedures for allocating portfolio transactions across multiple accounts.

- With respect to securities transactions for the Funds, AIM determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which AIM or an affiliate acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), AIM may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

- Finally, the appearance of a conflict of interest may arise where AIM has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but not all Funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.

      AIM and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

----------
(2) One of these unregistered pooled investment vehicles is AIM Alternative Asset Partners I, L.P. ("AIM Partners"). While AIM Partners contained assets under management on October 31, 2004 (the date used to calculate the information given in this Appendix G), it was subsequently liquidated on December 31, 2004.

                                   APPENDIX H

                          ADMINISTRATIVE SERVICES FEES

      The Funds paid AIM the following amounts for administrative services for the last three fiscal years ended October 31:

        FUND NAME                         2004                    2003                  2002
-------------------------               --------                --------              --------
AIM Opportunities I Fund                $118,967                $ 93,735              $107,247

AIM Opportunities II Fund                 50,000                  50,000                73,948

AIM Opportunities III Fund                50,000                  50,000                78,368

                                   APPENDIX I

                              BROKERAGE COMMISSIONS

      Brokerage commissions(1) paid by each of the Funds listed below during the last three fiscal years ended October 31:

       FUND                               2004 (2)              2003 (3)               2002
---------------------------             -----------           -----------           -----------
AIM Opportunities I Fund                $ 3,464,889           $ 4,979,747           $ 5,194,583

AIM Opportunities II Fund                 1,156,931             2,609,061             2,955,539

AIM Opportunities  III Fund                 971,258             2,654,540             3,438,003

1 Disclosure regarding brokerage commissions is limited to commissions paid on agency trades and designated as such on the trade confirm.

2 The decrease in the brokerage commissions paid by each of the Funds for the fiscal year ended October 31, 2004, as compared to the fiscal year ended October 31, 2003, was due to a decrease in transactions executed with commissions.

3 The decrease in the brokerage commissions paid by each of the Funds for the fiscal year ended October 31, 2003, as compared to the fiscal year ended October 31, 2002, was due to lower turnover and reduced asset levels.

                                   APPENDIX J

             DIRECTED BROKERAGE (RESEARCH SERVICES) AND PURCHASES OF
                    SECURITIES OF REGULAR BROKERS OR DEALERS

      During the last fiscal year ended October 31, 2004, each Fund allocated the following amount of transactions to broker-dealers that provided AIM with certain research, statistics and other information:

                                                                                     Related
        Fund                                  Transactions(1)               Brokerage Commissions(1)
--------------------------                  -------------------             -----------------------
AIM Opportunities I Fund                    $    953,419,887.77              $       5,280,869.21

AIM Opportunities II Fund                        425,711,455.07                      1,439,778.00

AIM Opportunities III Fund                       417,483,032.84                        904,253.08

(1) Amount is inclusive of commissions paid to, and brokerage transactions placed with, certain brokers that provide execution, research and other services.

      During the last fiscal year ended October 31, 2004, the Funds purchased securities issued by the following companies, which are "regular" brokers or dealers of one or more of the Funds identified below:

                                                                   Market Value
              Fund/Issuer                     Security         (as of October 31, 2004)
------------------------------------        ------------       ------------------------
AIM  Opportunities I Fund

      Jefferies Group, Inc.                 Common Stock        $      4,414,300

      Raymond James Financial, Inc.         Common Stock               6,133,500


AIM  Opportunities II Fund

      Jefferies Group, Inc.                 Common Stock        $      1,845,980

      Legg Mason, Inc.                      Common Stock               1,672,387

      Lehman Brothers Holdings Inc.         Common Stock               1,643,000

      Raymond James Financial, Inc.         Common Stock               1,892,250

AIM Opportunities III Fund

      Bear Sterns Cos. Inc. (The)           Common Stock        $      3,316,250

      Citigroup Inc.                        Common Stock               3,691,584

      Legg Mason, Inc.                      Common Stock               1,576,822

      Lehman Brothers Holdings, Inc.        Common Stock               1,601,925

      Merrill Lynch & Co., Inc.             Common Stock               1,078,800

      Morgan Stanley                        Common Stock               1,123,980

      Raymond James Financial, Inc.         Common Stock                 978,750

      Wells Fargo & Co.                     Common Stock               2,472,408


                                   APPENDIX K

     AMOUNTS PAID TO A I M DISTRIBUTORS, INC. PURSUANT TO DISTRIBUTION PLANS

      A list of amounts paid by each class of shares to AIM Distributors pursuant to the Plans for the fiscal year ended October 31, 2004 is as follows:

                                      CLASS A             CLASS B             CLASS C
        FUND                          SHARES              SHARES              SHARES
---------------------------          ---------          -----------          ---------
AIM  Opportunities I Fund            $ 889,112          $ 1,441,772          $ 320,824

AIM  Opportunities II Fund             308,106              697,842            248,609

AIM  Opportunities III Fund            245,760              669,217            218,651

                                   APPENDIX L

          ALLOCATION OF ACTUAL FEES PAID PURSUANT TO DISTRIBUTION PLANS

      An estimate by category of the allocation of actual fees paid by Class A shares of the Funds during the year ended October 31, 2004 follows:

                                                                                               TRAVEL
                                   PRINTING     UNDERWRITERS       DEALERS                   RELATED TO
     FUND           ADVERTISING    & MAILING    COMPENSATION     COMPENSATION   SEMINARS      MARKETING     PERSONNEL
-------------       -----------    ---------    ------------     ------------   --------     ----------     ---------
AIM
Opportunities        $21,969       $  2,660         -0-          $  719,875     $ 12,666      $  4,926      $127,016
I Fund

AIM
Opportunities         11,008          1,333         -0-             239,821        4,936         2,468        48,540
II Fund

AIM
Opportunities          7,332            929         -0-             192,064        4,130         1,033        40,272
III Fund

      An estimate by category of the allocation of actual fees paid by Class B shares of the Funds during the year ended October 31, 2004 follows:

                                                                                               TRAVEL
                                   PRINTING     UNDERWRITERS       DEALERS                   RELATED TO
     FUND           ADVERTISING    & MAILING    COMPENSATION     COMPENSATION   SEMINARS      MARKETING     PERSONNEL
-------------       -----------    ---------    ------------     ------------   --------      ---------     ---------
AIM
Opportunities        $ 2,623        $ 310       $ 1,081,329       $ 339,574     $ 1,552         $  517        15,867
I Fund

AIM
Opportunities            583           67           523,382         170,277         372             93         3,068
II Fund

AIM
Opportunities            435           34           501,913         163,458         375             94         2,908
III Fund

      An estimate by category of the allocation of actual fees paid by Class C shares of the Funds during the year ended October 31, 2004 follows:

                                                                                               TRAVEL
                                   PRINTING     UNDERWRITERS       DEALERS                   RELATED TO
     FUND           ADVERTISING    & MAILING    COMPENSATION     COMPENSATION   SEMINARS      MARKETING     PERSONNEL
-------------       -----------    ---------    ------------     ------------   --------     ----------     ---------
AIM
Opportunities        $ 3,391        $  463        $ 89,623        $208,073      $ 1,927       $  964          16,383
I Fund

AIM
Opportunities           -0-           -0-            8,902         237,564         -0-           -0-           2,143
II Fund

AIM
Opportunities           -0-           -0-            5,647         211,625         -0-           -0-           1,379
III Fund

                                   APPENDIX M

                               TOTAL SALES CHARGES

      The following chart reflects the total sales charges paid in connection with the sale of Class A shares of each Fund and the amount retained by AIM Distributors for the last three fiscal years ended October 31:

                                                 2004                     2003                    2002
                                        ----------------------    --------------------    ---------------------
                                          SALES        AMOUNT      SALES      AMOUNT        SALES       AMOUNT
                                         CHARGES      RETAINED    CHARGES    RETAINED      CHARGES     RETAINED
                                        ---------    ---------    --------   ---------    --------     --------
AIM  Opportunities I Fund               $ 813,465    $ 131,643    $367,958    $ 58,515    $ 81,019     $ 12,716

AIM  Opportunities II Fund                139,537       23,105      49,523       8,709      40,946        5,846

AIM  Opportunities III Fund                29,188        5,510      74,865      12,932      43,847        8,811


      The following chart reflects the contingent deferred sales charges paid by Class A, Class B and Class C shareholders and retained by AIM Distributors for the last three fiscal years ended October 31:

                                          2004              2003              2002
                                        ---------         --------           -------
AIM Opportunities I Fund                $  31,306         $ 75,559           $ 1,778

AIM Opportunities II Fund                   2,611            1,647             3,583

AIM Opportunities III Fund                  1,353              687             4,917


                                   APPENDIX N

                                PERFORMANCE DATA

AVERAGE ANNUAL TOTAL RETURNS

      The average annual total returns (including sales loads) for each Fund, with respect to its Class A shares, for the one, five and ten year periods (or since inception if less than ten years) ended October 31 are as follows:

                                                                              PERIODS ENDED
                                                                            OCTOBER 31, 2004
                                               -----------------------------------------------------------------
                                                                                          SINCE        INCEPTION
                                               1 YEAR       5 YEARS      10 YEARS       INCEPTION        DATE
   CLASS A SHARES                              ------       -------      --------       ---------      ---------
AIM Opportunities I Fund                       -4.59%          6.16%         N/A           13.87%      06/29/98

AIM  Opportunities II Fund                      0.00%          1.10%         N/A           11.67%      12/30/98

AIM  Opportunities III Fund                    -5.29%           N/A          N/A           -4.88%      12/30/99

      The average annual total returns (including maximum applicable contingent deferred sales charge) for each Fund, with respect to its Class B shares, for the one, five and ten year periods (or since inception if less than ten years ended October 31 are as follows:

                                                                              PERIODS ENDED
                                                                            OCTOBER 31, 2004
                                               -----------------------------------------------------------------
                                                                                         SINCE       INCEPTION
                                               1 YEAR       5 YEARS      10 YEARS       INCEPTION       DATE
   CLASS B SHARES                              ------       -------      --------       ---------       ----
AIM  Opportunities I Fund                      -4.69%          6.36%         N/A           14.03%      07/13/98

AIM  Opportunities II Fund                      0.20%           N/A          N/A           -0.65%      11/12/99

AIM  Opportunities III Fund                    -5.48%           N/A          N/A          -10.05%      03/31/00


      The average annual total returns (including maximum applicable contingent deferred sales charge) for each Fund, with respect to its Class C shares, for the one, five and ten year periods (or since inception if less than ten years ended October 31 are as follows:

                                                                              PERIODS ENDED
                                                                            OCTOBER 31, 2004
                                               -----------------------------------------------------------------
                                                                                          SINCE       INCEPTION
                                               1 YEAR       5 YEARS      10 YEARS       INCEPTION       DATE
   CLASS C SHARES                              ------       -------      --------       ---------       ----
AIM  Opportunities I Fund                      -0.69%          6.59%         N/A           12.77%      12/30/98

AIM  Opportunities II Fund                      4.20%          N/A           N/A           -0.25%      11/12/99

AIM  Opportunities III Fund                    -1.51%          N/A           N/A           -9.66%      03/31/00

CUMULATIVE TOTAL RETURNS

      The cumulative total returns (including sales loads) for each Fund, with respect to its Class A shares, for the one, five and ten year periods (or since inception if less than ten years ended October 31 are as follows:

                                                                              PERIODS ENDED
                                                                            OCTOBER 31, 2004
                                               -----------------------------------------------------------------
                                                                                          SINCE        INCEPTION
                                               1 YEAR       5 YEARS      10 YEARS       INCEPTION        DATE
   CLASS A SHARES                              ------       -------      --------       ---------      ---------
AIM  Opportunities I Fund                      -4.59%        34.85%          N/A          127.79%      06/29/98

AIM Opportunities II Fund                       0.00%         5.63%          N/A           90.39%      12/30/98

AIM Opportunities III Fund                     -5.29%         N/A            N/A          -21.50%      12/30/99

      The cumulative total returns (including maximum applicable contingent deferred sales charge) for each Fund, with respect to its Class B shares, for the one, five and ten year periods (or since inception if less than ten years ended October 31 are as follows:

                                                                              PERIODS ENDED
                                                                            OCTOBER 31, 2004
                                               -----------------------------------------------------------------
                                                                                          SINCE        INCEPTION
                                               1 YEAR       5 YEARS      10 YEARS       INCEPTION        DATE
   CLASS B SHARES                              ------       -------      --------       ---------      ---------
AIM Opportunities I Fund                       -4.69%         36.09%        N/A           128.73%      07/13/98

AIM Opportunities II Fund                       0.20%          N/A          N/A            -3.19%      11/12/99

AIM Opportunities III Fund                     -5.48%          N/A          N/A           -38.47%      03/31/00

      The cumulative total returns (including maximum applicable contingent deferred sales charge) for each Fund, with respect to its Class C shares, for the one, five and ten year periods (or since inception if less than ten years ended October 31 are as follows:

                                                                              PERIODS ENDED
                                                                            OCTOBER 31, 2004
                                               -----------------------------------------------------------------
                                                                                          SINCE       INCEPTION
                                               1 YEAR       5 YEARS      10 YEARS       INCEPTION       DATE
   CLASS C SHARES                              ------       -------      --------       ---------       ----
AIM Opportunities I Fund                       -0.69%        37.58%          N/A         101.61%       12/30/98

AIM  Opportunities II Fund                      4.20%         N/A            N/A          -1.22%       11/12/99

AIM  Opportunities III Fund                    -1.51%         N/A            N/A         -37.25%       03/31/00

AVERAGE ANNUAL TOTAL RETURNS (AFTER TAXES ON DISTRIBUTIONS)

      The average annual total returns (after taxes on distributions and including sales loads) for each Fund, with respect to its Class A shares, for the one, five and ten year periods (or since inception if less than ten years ended October 31 are as follows:

                                                                              PERIODS ENDED
                                                                            OCTOBER 31, 2004
                                               -----------------------------------------------------------------
                                                                                          SINCE        INCEPTION
                                               1 YEAR       5 YEARS      10 YEARS       INCEPTION        DATE
      CLASS A SHARES                           ------       -------      --------       ---------      --------
AIM  Opportunities I Fund                      -4.59%         2.71%          N/A          10.93%       06/29/98

AIM  Opportunities II Fund                      0.00%         0.33%          N/A          10.93%       12/30/98

AIM  Opportunities III Fund                    -5.29%         N/A            N/A          -5.06%       12/30/99

      The average annual total returns (after taxes on distributions and including maximum applicable contingent deferred sales charge) for each Fund, with respect to its Class B shares, for the one, five and ten year periods (or since inception if less than ten years ended October 31 are as follows:

                                                                              PERIODS ENDED
                                                                            OCTOBER 31, 2004
                                               -----------------------------------------------------------------
                                                                                          SINCE        INCEPTION
                                               1 YEAR       5 YEARS      10 YEARS       INCEPTION        DATE
   CLASS B SHARES                              ------       -------      --------       ---------      ---------
AIM Opportunities I Fund                       -4.69%         2.8%           N/A           11.03%      07/13/98

AIM  Opportunities II Fund                      0.20%         N/A            N/A           -0.66%      11/12/99

AIM  Opportunities III Fund                    -5.48%         N/A            N/A          -10.23%      03/31/00

      The average annual total returns (after taxes on distributions and including maximum applicable contingent deferred sales charge) for each Fund, with respect to its Class C shares, for the one, five and ten year periods (or since inception if less than ten years ended October 31 are as follows:

                                                                              PERIODS ENDED
                                                                            OCTOBER 31, 2004
                                               -----------------------------------------------------------------
                                                                                          SINCE        INCEPTION
                                               1 YEAR       5 YEARS      10 YEARS       INCEPTION        DATE
   CLASS C SHARES                              ------       -------      --------       ---------      --------
AIM  Opportunities I Fund                      -0.69%         3.07%          N/A           9.57%       12/30/98

AIM  Opportunities II Fund                      4.20%         N/A            N/A          -0.25%       11/12/99

AIM  Opportunities III Fund                    -1.51%         N/A            N/A          -9.85%       03/31/00

AVERAGE ANNUAL TOTAL RETURNS (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION)

      The average annual total returns (after taxes on distributions and redemption and including sales loads) for each Fund, with respect to its Class A shares, for the one, five and ten year periods (or since inception if less than ten years ended October 31 are as follows:

                                                                              PERIODS ENDED
                                                                            OCTOBER 31, 2004
                                               -----------------------------------------------------------------
                                                                                          SINCE        INCEPTION
                                               1 YEAR       5 YEARS      10 YEARS       INCEPTION        DATE
   CLASS A SHARES                              ------       -------      --------       ---------      ---------
AIM  Opportunities I Fund                      -2.99%         3.45%         N/A          10.63%        06/29/98

AIM  Opportunities II Fund                      0.00%         0.46%         N/A           9.78%        12/30/98

AIM  Opportunities III Fund                    -3.44%          N/A          N/A          -4.15%        12/30/99

      The average annual total returns (after taxes on distributions and redemption and including maximum applicable contingent deferred sales charge) for each Fund, with respect to its Class B shares, for the one, five and ten year periods (or since inception if less than ten years ended October 31 are as follows:

                                                                              PERIODS ENDED
                                                                            OCTOBER 31, 2004
                                               -----------------------------------------------------------------
                                                                                          SINCE        INCEPTION
                                               1 YEAR       5 YEARS      10 YEARS       INCEPTION        DATE
   CLASS B SHARES                              ------       -------      --------       ---------      ---------
AIM  Opportunities I Fund                      -3.05%         3.59%         N/A           10.77%       07/13/98

AIM  Opportunities II Fund                      0.13%          N/A          N/A           -0.55%       11/12/99

AIM  Opportunities III Fund                    -3.56%          N/A          N/A           -8.33%       03/31/00

      The average annual total returns (after taxes on distributions and redemption and including maximum applicable contingent deferred sales charge) for each Fund, with respect to its Class C shares, for the one, five and ten year periods (or since inception if less than ten years ended October 31 are as follows:

                                                                              PERIODS ENDED
                                                                            OCTOBER 31, 2004
                                               -----------------------------------------------------------------
                                                                                          SINCE        INCEPTION
                                               1 YEAR       5 YEARS      10 YEARS       INCEPTION        DATE
   CLASS C SHARES                              ------       -------      --------       ---------      ---------
AIM  Opportunities I Fund                      -0.45%         3.81%         N/A            9.49%       12/30/98

AIM  Opportunities II Fund                      2.73%         N/A           N/A           -0.21%       11/12/99

AIM  Opportunities III Fund                    -0.98%         N/A           N/A           -8.02%       03/31/00

                                  APPENDIX 0-1
                    PENDING LITIGATION ALLEGING MARKET TIMING

      The following civil lawsuits, including purported class action and shareholder derivative suits, involve, depending on the lawsuit, one or more AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties and make allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG, concerning market timing activity in the AIM Funds. These lawsuits either have been served or have had service of process waived as of January 18, 2005.

      RICHARD LEPERA, ON BEHALF OF HIMSELF AND ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC., INVESCO BOND FUNDS, INC., INVESCO SECTOR FUNDS, INC. AND DOE DEFENDANTS 1-100, in the District Court, City and County of Denver, Colorado, (Civil Action No. 03-CV-7600), filed on October 2, 2003. This claim alleges: common law breach of fiduciary duty; common law breach of contract; and common law tortious interference with contract. The plaintiff in this case is seeking: compensatory and punitive damages; injunctive relief; disgorgement of revenues and profits; and costs and expenses, including counsel fees and expert fees.

      MIKE SAYEGH, ON BEHALF OF THE GENERAL PUBLIC, V. JANUS CAPITAL CORPORATION, JANUS CAPITAL MANAGEMENT LLC, JANUS INVESTMENT FUND, EDWARD
      J. STERN, CANARY CAPITAL PARTNERS LLC, CANARY INVESTMENT MANAGEMENT LLC, CANARY CAPITAL PARTNERS LTD., KAPLAN & CO. SECURITIES INC., BANK ONE CORPORATION, BANC ONE INVESTMENT ADVISORS, THE ONE GROUP MUTUAL FUNDS, BANK OF AMERICA CORPORATION, BANC OF AMERICA CAPITAL MANAGEMENT LLC, BANC OF AMERICA ADVISORS LLC, NATIONS FUND INC., ROBERT H. GORDON, THEODORE H. SIHPOL III, CHARLES D. BRYCELAND, SECURITY TRUST COMPANY, STRONG CAPITAL MANAGEMENT INC., JB OXFORD & COMPANY, ALLIANCE CAPITAL MANAGEMENT HOLDING L.P., ALLIANCE CAPITAL MANAGEMENT L.P., ALLIANCE CAPITAL MANAGEMENT CORPORATION, AXA FINANCIAL INC., ALLIANCEBERNSTEIN REGISTRANTS, GERALD MALONE, CHARLES SCHAFFRAN, MARSH & MCLENNAN COMPANIES, INC., PUTNAM INVESTMENTS TRUST, PUTNAM INVESTMENT MANAGEMENT LLC, PUTNAM INVESTMENT FUNDS, AND DOES 1-500, in the Superior Court of the State of California, County of Los Angeles (Case No. BC304655), filed on October 22, 2003 and amended on December 17, 2003 to substitute INVESCO Funds Group, Inc. and Raymond R. Cunningham for unnamed Doe defendants. This claim alleges unfair business practices and violations of Sections 17200 and 17203 of the California Business and Professions Code. The plaintiff in this case is seeking: injunctive relief; restitution, including pre-judgment interest; an accounting to determine the amount to be returned by the defendants and the amount to be refunded to the public; the creation of an administrative process whereby injured customers of the defendants receive their losses; and counsel fees.

      RAJ SANYAL, DERIVATIVELY ON BEHALF OF NATIONS INTERNATIONAL EQUITY FUND,
      V. WILLIAM P. CARMICHAEL, WILLIAM H. GRIGG, THOMAS F. KELLER, CARL E. MUNDY, JR., CORNELIUS J. PINGS, A. MAX WALKER, CHARLES B. WALKER, EDMUND
      L. BENSON, III, ROBERT H. GORDON, JAMES B. SOMMERS, THOMAS S. WORD, JR., EDWARD D. BEDARD, GERALD MURPHY, ROBERT B. CARROLL, INVESCO GLOBAL ASSET MANAGEMENT, PUTNAM INVESTMENT MANAGEMENT, BANK OF AMERICA CORPORATION, MARSICO CAPITAL MANAGEMENT, LLC,

      BANC OF AMERICA ADVISORS, LLC, BANC OF AMERICA CAPITAL MANAGEMENT, LLC, AND NATIONS FUNDS TRUST, in the Superior Court Division, State of North Carolina (Civil Action No. 03-CVS-19622), filed on November 14, 2003. This claim alleges common law breach of fiduciary duty; abuse of control; gross mismanagement; waste of fund assets; and unjust enrichment. The plaintiff in this case is seeking: injunctive relief, including imposition of a constructive trust; damages; restitution and disgorgement; and costs and expenses, including counsel fees and expert fees.

      L. SCOTT KARLIN, DERIVATIVELY ON BEHALF OF INVESCO FUNDS GROUP, INC. V. AMVESCAP, PLC, INVESCO, INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, AND CANARY CAPITAL PARTNERS, LTD., in the United States District Court, District of Colorado (Civil Action No. 03-MK-2406), filed on November 28, 2003. This claim alleges violations of
      Section 36(b) of the Investment Company Act of 1940 ("Investment Company Act"), and common law breach of fiduciary duty. The plaintiff in this case is seeking damages and costs and expenses, including counsel fees and expert fees.

      RICHARD RAVER, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC, AIM MANAGEMENT GROUP, INC., AIM STOCK FUNDS, AIM STOCK FUNDS, INC., AMVESCAP PLC, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO INTERNATIONAL BLUE CHIP VALUE FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, EDWARD J. STERN, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY CAPITAL PARTNERS, LLC, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-F-2441), filed on December 2, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act of 1933 (the "Securities Act"); Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 (the "Exchange Act"); Rule 10b-5 under the Exchange Act; and Sections 34(b), 36(a) and 36(b) of the Investment Company Act. The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: damages; pre-judgment and post-judgment interest; counsel fees and expert fees; and other relief.

      JERRY FATTAH, CUSTODIAN FOR BASIM FATTAH, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURER'S MONEY

      MARKET RESERVE FUND, AIM INVESCO TREASURER'S TAX-EXEMPT RESERVE FUND, AIM INVESCO U.S. GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-F-2456), filed on December 4, 2003. This claim alleges violations of: Sections 11 and 15 of Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

      EDWARD LOWINGER AND SHARON LOWINGER, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURER'S MONEY MARKET RESERVE FUND, AIM INVESCO TREASURER'S TAX-EXEMPT RESERVE FUND, AIM INVESCO U.S. GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO; INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, Southern District of New York (Civil Action No. 03-CV-9634), filed on December 4, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and
      Section 206 of the Advisers Act. The
      plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

      JOEL GOODMAN, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED,
      V. INVESCO FUNDS GROUP, INC. AND RAYMOND R. CUNNINGHAM, in the District Court, City and County of Denver, Colorado (Case Number 03CV9268), filed on December 5, 2003. This claim alleges common law breach of fiduciary duty and aiding and abetting breach of fiduciary duty. The plaintiffs in this case are seeking: injunctive relief; accounting for all damages and for all profits and any special benefits obtained; disgorgement; restitution and damages; costs and disbursements, including counsel fees and expert fees; and equitable relief.

      STEVEN B. EHRLICH, CUSTODIAN FOR ALEXA P. EHRLICH, UGTMA/FLORIDA, AND DENNY P. JACOBSON, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURERS MONEY MARKET RESERVE FUND, AIM INVESCO TREASURERS TAX-EXEMPT RESERVE FUND, AIM INVESCO US GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-N-2559), filed on December 17, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

      JOSEPH R. RUSSO, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR

      FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURERS MONEY MARKET RESERVE FUND, AIM INVESCO TREASURERS TAX-EXEMPT RESERVE FUND, AIM INVESCO US GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, Southern District of New York (Civil Action No. 03-CV-10045), filed on December 18, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

      MIRIAM CALDERON, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. AMVESCAP PLC, AVZ, INC., AMVESCAP RETIREMENT, INC., AMVESCAP NATIONAL TRUST COMPANY, ROBERT F. MCCULLOUGH, GORDON NEBEKER, JEFFREY G. CALLAHAN, INVESCO FUNDS GROUP, INC., RAYMOND R. CUNNINGHAM, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-M-2604), filed on December 24, 2003. This claim alleges violations of Sections 404, 405 and 406B of the Employee Retirement Income Security Act ("ERISA"). The plaintiffs in this case are seeking: declarations that the defendants breached their ERISA fiduciary duties and that they are not entitled to the protection of Section 404(c)(1)(B) of ERISA; an order compelling the defendants to make good all losses to a particular retirement plan described in this case (the "Retirement Plan") resulting from the defendants' breaches of their fiduciary duties, including losses to the Retirement Plan resulting from imprudent investment of the Retirement Plan's assets, and to restore to the Retirement Plan all profits the defendants made through use of the Retirement Plan's assets, and to restore to the Retirement Plan all profits which the participants would have made if the defendants had fulfilled their fiduciary obligations; damages on behalf of the Retirement Plan; imposition of a constructive trust, injunctive relief, damages suffered by the Retirement Plan, to be allocated proportionately to the participants in the Retirement Plan; restitution and other costs and expenses, including counsel fees and expert fees.

      PAT B. GORSUCH AND GEORGE L. GORSUCH V. INVESCO FUNDS GROUP, INC. AND AIM ADVISER, INC., in the United States District Court, District of Colorado (Civil Action No. 03-MK-2612), filed on December 24, 2003. This claim alleges violations of Sections 15(a), 20(a) and 36(b) of the Investment Company Act. The plaintiffs in this case are seeking: rescission and/or voiding of the investment advisory agreements; return of fees paid; damages; and other costs and expenses, including counsel fees and expert fees.

      LORI WEINRIB, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED,
      V. INVESCO FUNDS GROUP, INC., AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC., AMVESCAP PLC, TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, Southern District of New York (Civil Action No. 04-CV-00492), filed on January 21, 2004. This claim alleges violations of: Sections 11 and 15 of the 1933 Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

      ROBERT S. BALLAGH, JR., INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC., AIM MANAGEMENT GROUP, INC., AIM STOCK FUNDS, AIM STOCK FUNDS, INC., AMVESCAP PLC, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO INTERNATIONAL BLUE CHIP VALUE FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, EDWARD J. STERN, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY CAPITAL PARTNERS, LLC, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 04-MK-0152), filed on January 28, 2004. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Sections 34(b), 36(a) and 36(b) of the Investment Company Act. The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: damages; pre-judgment and post-judgment interest; counsel fees and expert fees; and other relief.

      JONATHAN GALLO, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC., AIM MANAGEMENT GROUP, INC., AIM STOCK FUNDS, AIM STOCK FUNDS, INC., AMVESCAP PLC, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO INTERNATIONAL BLUE CHIP VALUE FUND, INVESCO REAL ESTATE

      OPPORTUNITY FUND, INVESCO SELECT FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, EDWARD J. STERN, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY CAPITAL PARTNERS, LLC, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 04-MK-0151), filed on January 28, 2004. This claim alleges violations of:
      Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Sections 34(b), 36(a) and 36(b) of the Investment Company Act. The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: damages; pre-judgment and post-judgment interest; counsel fees and expert fees; and other relief.

      EILEEN CLANCY, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURER'S MONEY MARKET RESERVE FUND, AIM INVESCO TREASURER'S TAX-EXEMPT RESERVE FUND, AIM INVESCO US GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM AND THOMAS KOLBE, in the United States District Court, Southern District of New York (Civil Action No. 04-CV-0713), filed on January 30, 2004. This claim alleges violations of Sections 11 and 15 of the Securities Act. The plaintiffs in this case are seeking: compensatory damages, rescission; return of fees paid; and other costs and expenses, including counsel fees and expert fees.

      SCOTT WALDMAN, ON BEHALF OF HIMSELF AND ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO DYNAMICS FUND, INVESCO EUROPEAN FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC., AMVESCAP PLC, AND RAYMOND CUNNINGHAM, in the United States District Court, Southern District of New York (Civil Action No. 04-CV-00915), filed on February 3, 2004. This claim alleges violations of Sections 11 and 15 of the Securities Act and common law breach of fiduciary duty. The plaintiffs in this case are seeking compensatory damages; injunctive relief; and costs and expenses, including counsel fees and expert fees.

      CARL E. VONDER HAAR AND MARILYN P. MARTIN, ON BEHALF OF THEMSELVES AND ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC. AND DOE DEFENDANTS 1-100, in the United States District Court, District of Colorado (Civil Action No. 04-CV-812), filed on February 5, 2004. This claim alleges: common law breach of fiduciary duty; breach of contract; and tortious interference with contract. The plaintiffs in this case are seeking: injunctive relief; damages; disgorgement; and costs and expenses, including counsel fees and expert fees.

      HENRY KRAMER, DERIVATIVELY ON BEHALF OF INVESCO ENERGY FUND, INVESCO STOCK FUNDS, INC., AND INVESCO MUTUAL FUNDS V. AMVESCAP, PLC, INVESCO FUNDS GROUP, INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, AND CANARY CAPITAL PARTNERS, LTD., DEFENDANTS, AND INVESCO ENERGY FUND, INVESCO STOCK FUNDS, INC., AND INVESCO MUTUAL FUNDS, NOMINAL DEFENDANTS, in the United States District Court, District of Colorado (Civil Action No. 04-MK-0397), filed on March 4, 2004. This claim alleges violations of Section 36(b) of the Investment Company Act and common law breach of fiduciary duty. The plaintiff in this case is seeking damages and costs and expenses, including counsel fees and expert fees.

      CYNTHIA L. ESSENMACHER, DERIVATIVELY ON BEHALF OF THE INVESCO DYNAMICS FUND AND THE REMAINING "INVESCO FUNDS" V. INVESCO FUNDS GROUPS, INC., AMVESCAP PLC, AIM MANAGEMENT GROUP, INC., RAYMOND CUNNINGHAM, TIMOTHY MILLER, THOMAS KOLBE AND MICHAEL LEGOSKI, DEFENDANTS, AND INVESCO DYNAMICS FUND AND THE "INVESCO FUNDS", NOMINAL DEFENDANTS, in the United States District Court, District of Delaware (Civil Action No. 04-CV-188), filed on March 29, 2004. This claim alleges: violations of Section 36(b) of the Investment Company Act; violations of Section 206 of the Advisers Act; common law breach of fiduciary duty; and civil conspiracy. The plaintiff in this case is seeking: damages; injunctive relief; and costs and expenses, including counsel fees and expert fees.

      Pursuant to an Order of the MDL Court, plaintiffs in the above lawsuits (with the exception of Carl E. Vonder Haar, et al. v. INVESCO Funds Group, Inc. et al.) consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds (the Lepera lawsuit discussed below); (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants (the Essenmacher lawsuit discussed below); and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan (the Calderon lawsuit discussed below). The plaintiffs in the Vonder Haar lawsuit continue to seek remand of their lawsuit to state court. Set forth below is detailed information about these three amended complaints.

      RICHARD LEPERA, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED (LEAD PLAINTIFF: CITY OF CHICAGO DEFERRED COMPENSATION PLAN), V. INVESCO FUNDS GROUP, INC., AMVESCAP, PLC, AIM INVESTMENTS, AIM ADVISORS, INC., INVESCO INSTITUTIONAL (N.A.), INC., INVESCO ASSETS MANAGEMENT LIMITED, INVESCO GLOBAL ASSETS MANAGEMENT (N.A.), AIM STOCK FUNDS, AIM MUTUAL FUNDS, AIM COMBINATION STOCK & BOND FUNDS, AIM SECTOR FUNDS, AIM TREASURER'S SERIES TRUST, INVESCO DISTRIBUTORS, INC., AIM DISTRIBUTORS, INC., RAYMOND R. CUNNINGHAM, TIMOTHY J. MILLER, THOMAS A. KOLBE, MICHAEL
      D. LEGOSKI, MICHAEL K. BRUGMAN, MARK WILLIAMSON, EDWARD J. STERN, CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., RYAN GOLDBERG, MICHAEL GRADY, CITIGROUP, INC., CITIGROUP GLOBAL MARKETS HOLDINGS, INC., SALOMON SMITH BARNEY,

      INC., MORGAN STANLEY DW, ANNA BRUGMAN, ANB CONSULTING, LLC, KAPLAN & CO. SECURITIES INC., SECURITY TRUST COMPANY, N.A., GRANT D. SEEGER, JB OXFORD HOLDINGS, INC., NATIONAL CLEARING CORPORATION, JAMES G. LEWIS, KRAIG L. KIBBLE, JAMES Y. LIN, BANK OF AMERICA CORPORATION, BANC OF AMERICA SECURITIES LLC, THEODORE C. SIHPOL, III, BEAR STEARNS & CO., INC., BEAR STEARNS SECURITIES CORP., CHARLES SCHWAB & CO., CREDIT SUISSE FIRST BOSTON
      (USA) INC., PRUDENTIAL FINANCIAL, INC., PRUDENTIAL SECURITIES, INC., CANADIAN IMPERIAL BANK OF COMMERCE, JP MORGAN CHASE AND CO., AND JOHN DOE DEFENDANTS 1-100, in the MDL Court (Case No. 04-MD-15864; No. 04-CV-00814-JFM) (originally in the United States District Court for the District of Colorado), filed on September 29, 2004. This lawsuit alleges violations of Sections 11, 12(a)(2), and 15 of the Securities Act; Section 10(b) of the Exchange Act and Rule 10b-5 promulgated thereunder; Section 20(a) of the Exchange Act; Sections 34(b), 36(a), 36(b) and 48(a) of the Investment Company Act; breach of fiduciary duty/constructive fraud; aiding and abetting breach of fiduciary duty; and unjust enrichment. The plaintiffs in this lawsuit are seeking: compensatory damages, including interest; and other costs and expenses, including counsel and expert fees.

      CYNTHIA ESSENMACHER, SILVANA G. DELLA CAMERA, FELICIA BERNSTEIN AS CUSTODIAN FOR DANIELLE BROOKE BERNSTEIN, EDWARD CASEY, TINA CASEY, SIMON DENENBERG, GEORGE L. GORSUCH, PAT B. GORSUCH, L. SCOTT KARLIN, HENRY KRAMER, JOHN E. MORRISEY, HARRY SCHIPPER, BERTY KREISLER, GERSON SMITH, CYNTHIA PULEO, ZACHARY ALAN STARR, JOSHUA GUTTMAN, AND AMY SUGIN, DERIVATIVELY ON BEHALF OF THE MUTUAL FUNDS, TRUSTS AND CORPORATIONS COMPRISING THE INVESCO AND AIM FAMILY OF MUTUAL FUNDS V. AMVESCAP, PLC, INVESCO FUNDS GROUP, INC., INVESCO DISTRIBUTORS, INC., INVESCO INSTITUTIONAL (N.A.), INC., INVESCO ASSETS MANAGEMENT LIMITED, INVESCO GLOBAL ASSETS MANAGEMENT (N.A.), AIM MANAGEMENT GROUP, INC., AIM ADVISERS, INC., AIM INVESTMENT SERVICES, INC., AIM DISTRIBUTORS, INC., FUND MANAGEMENT COMPANY, MARK H. WILLIAMSON, RAYMOND R. CUNNINGHAM, TIMOTHY MILLER, THOMAS KOLBE, MICHAEL LEGOSKI, MICHAEL BRUGMAN, FRED A. DEERING, VICTOR L. ANDREWS, BOB R. BAKER, LAWRENCE H. BUDNER, JAMES T. BUNCH, GERALD J. LEWIS, JOHN W. MCINTYRE, LARRY SOLL, RONALD L. GROOMS, WILLIAM
      J. GALVIN, JR., ROBERT H. GRAHAM, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD K. DUNN, JACK M. FIELDS, CARL FRISCHLING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, LOUIS S. SKLAR, OWEN DALY II, AURUM SECURITIES CORP., AURUM CAPITAL MANAGEMENT CORP., GOLDEN GATE FINANCIAL GROUP, LLC, BANK OF AMERICA CORP., BANC OF AMERICA SECURITIES LLC, BANK OF AMERICA, N.A., BEAR STEARNS & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY INVESTMENT MANAGEMENT, LLC, EDWARD J. STERN, CANADIAN IMPERIAL BANK OF COMMERCE, CIRCLE TRUST COMPANY, RYAN GOLDBERG, MICHAEL GRADY, KAPLAN & CO. SECURITIES, INC., JP MORGAN CHASE & CO., OPPENHEIMER & CO., INC., PRITCHARD CAPITAL PARTNERS LLC, TIJA MANAGEMENT, TRAUTMAN WASSERMAN & COMPANY, INC., DEFENDANTS, AND THE INVESCO FUNDS AND THE AIM FUNDS AND ALL TRUSTS AND CORPORATIONS THAT COMPRISE THE INVESCO FUNDS AND AIM FUNDS THAT WERE MANAGED BY INVESCO AND AIM, NOMINAL DEFENDANTS, in the MDL Court (Case No. 04-MD-15864-FPS; No. 04-819), filed on September 29, 2004. This lawsuit alleges violations of Sections 206 and 215 of the Investment Advisers Act; Sections 36(a), 36(b) and 47 of the Investment Company Act; control person liability under Section 48 of the Investment Company Act; breach of fiduciary duty; aiding and abetting breach of fiduciary duty; breach of contract; unjust enrichment; interference with contract; and civil conspiracy. The plaintiffs in this lawsuit are seeking: removal of director defendants;

      removal of adviser, sub-adviser and distributor defendants; rescission of management and other contracts between the Funds and defendants; rescission of 12b-1 plans; disgorgement of management fees and other compensation/profits paid to adviser defendants; compensatory and punitive damages; and fees and expenses, including attorney and expert fees.

      MIRIAM CALDERON, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. AVZ, INC., AMVESCAP RETIREMENT, INC., AMVESCAP NATIONAL TRUST COMPANY, INVESCO FUNDS GROUP, INC., AMVESCAP, ROBERT F. MCCULLOUGH, GORDON NEBEKER, JEFFREY G. CALLAHAN, AND RAYMOND R. CUNNINGHAM, in the MDL Court (Case No. 1:04-MD-15864-FPS), filed on September 29, 2004. This lawsuit alleges violations of ERISA Sections 404, 405 and 406. The plaintiffs in this lawsuit are seeking: declaratory judgment; restoration of losses suffered by the plan; disgorgement of profits; imposition of a constructive trust; injunctive relief; compensatory damages; costs and attorneys' fees; and equitable restitution.

                                  APPENDIX O-2
      PENDING LITIGATION ALLEGING INADEQUATELY EMPLOYED FAIR VALUE PRICING

      The following civil class action lawsuits involve, depending on the lawsuit, one or more AIM Funds, IFG and/or AIM and allege that the defendants inadequately employed fair value pricing. These lawsuits either have been served or have had service of process waived as of January 18, 2005.

      T.K. PARTHASARATHY, EDMUND WOODBURY, STUART ALLEN SMITH AND SHARON SMITH, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. T. ROWE PRICE INTERNATIONAL FUNDS, INC., T. ROWE PRICE INTERNATIONAL, INC., ARTISAN FUNDS, INC., ARTISAN PARTNERS LIMITED PARTNERSHIP, AIM INTERNATIONAL FUNDS, INC. AND AIM ADVISORS, INC., in the Third Judicial Circuit Court for Madison County, Illinois (Case No. 2003-L-001253), filed on September 23, 2003. This claim alleges: common law breach of duty and common law negligence and gross negligence. The plaintiffs in this case are seeking: compensatory and punitive damages; interest; and attorneys' fees and costs. The Third Judicial Circuit Court for Madison County, Illinois has issued an order severing the claims of plaintiff Parthasarathy from the claims of the other plaintiffs against AIM and other defendants. As a result, AIM is a defendant in the following severed action: EDMUND WOODBURY, STUART ALLEN SMITH and SHARON SMITH, Individually And On Behalf Of All Others Similarly Situated, v. AIM INTERNATIONAL FUNDS, INC., ET AL, in the Third Judicial Circuit Court for Madison County, Illinois (Case No. 03-L-1253A). The claims made by plaintiffs and the relief sought are identical to the Parthasarathy lawsuit.

      JOHN BILSKI, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED,
      V. AIM INTERNATIONAL FUNDS, INC., AIM ADVISORS, INC., INVESCO INTERNATIONAL FUNDS, INC., INVESCO FUNDS GROUP, INC., T. ROWE PRICE INTERNATIONAL FUNDS, INC. AND T. ROWE PRICE INTERNATIONAL, INC., in the United States District Court, Southern District of Illinois (East St. Louis) (Case No. 03-772), filed on November 19, 2003. This claim alleges: violations of Sections 36(a) and 36(b) of the Investment Company Act of 1940; common law breach of duty; and common law negligence and gross negligence. The plaintiff in this case is seeking: compensatory and punitive damages; interest; and attorneys' fees and costs. This lawsuit has been transferred to the MDL Court by order of the United States District Court, Southern District of Illinois (East St. Louis).

                                  APPENDIX O-3
     PENDING LITIGATION ALLEGING EXCESSIVE ADVISORY AND/OR DISTRIBUTION FEES

      The following civil lawsuits, including purported class action and shareholder derivative suits, involve, depending on the lawsuit, one or more of IFG, AIM, IINA, ADI and/or INVESCO Distributors and allege that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and, in some cases, also allege that the defendants adopted unlawful distribution plans. These lawsuits either have been served or have had service of process waived as of January 18, 2005. All of these lawsuits have been transferred to the United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. The plaintiff in one of these lawsuits (Ronald Kondracki v. AIM Advisors, Inc. and AIM Distributor, Inc.) has challenged this order.

      RONALD KONDRACKI V. AIM ADVISORS, INC. AND AIM DISTRIBUTOR, INC., in the United States District Court for the Southern District of Illinois (Civil Action No. 04-CV-263-DRH), filed on April 16, 2004. This claim alleges violations of Section 36(b) of the Investment Company Act of 1940 (the "Investment Company Act"). The plaintiff in this case is seeking: damages; injunctive relief; prospective relief in the form of reduced fees; rescission of the investment advisory agreements and distribution plans; and costs and expenses, including counsel fees.

      DOLORES BERDAT, MARVIN HUNT, MADELINE HUNT, RANDAL C. BREVER AND RHONDA LECURU V. INVESCO FUNDS GROUP, INC., INVESCO INSTITUTIONAL (N.A.), INC., INVESCO DISTRIBUTORS, INC., AIM ADVISORS, INC. AND AIM DISTRIBUTORS, INC., in the United States District Court for the Middle District of Florida, Tampa Division (Case No. 8:04-CV-978-T24-TBM), filed on April 29, 2004. This claim alleges violations of Sections 36(b) and 12(b) of the Investment Company Act. The plaintiffs in this case are seeking: damages; injunctive relief; rescission of the investment advisory agreements and distribution plans; and costs and expenses, including counsel fees.

      FERDINANDO PAPIA, FRED DUNCAN, GRACE GIAMANCO, JEFFREY S. THOMAS, COURTNEY KING, KATHLEEN BLAIR, HENRY BERDAT, RUTH MOCCIA, MURRAY BEASLEY AND FRANCES J. BEASLEY V. A I M ADVISORS, INC. AND A I M DISTRIBUTORS, INC., in the United States District Court for the Middle District of Florida, Tampa Division (Case No. 8:04-CV-977-T17-MSS), filed on April 29, 2004. This claim alleges violations of Sections 36(b) and 12(b) of the Investment Company Act. The plaintiffs in this case are seeking: damages; injunctive relief; rescission of the investment advisory agreements and distribution plans; and costs and expenses, including counsel fees. By order of the United States District Court of the Middle District of Florida, Tampa Division, the claims made in the Papia lawsuit were consolidated into the Berdat lawsuit discussed above and the Papia lawsuit was administratively closed.

                                  APPENDIX O-4
       PENDING LITIGATION ALLEGING IMPROPER CHARGING OF DISTRIBUTION FEES
                   ON LIMITED OFFERING FUNDS OR SHARE CLASSES

      The following civil lawsuits, including shareholder derivative suits, involve, depending on the lawsuit, one or more of IFG, AIM, ADI and/or certain of the trustees of the AIM Funds and allege that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits either have been served or have had service of process waived as of January 18, 2005.

      LAWRENCE ZUCKER, ON BEHALF OF AIM SMALL CAP GROWTH FUND AND AIM LIMITED MATURITY TREASURY FUND, V. A I M ADVISORS, INC., in the United States District Court, Southern District of Texas, Houston Division (Civil Action No. H-03-5653), filed on December 10, 2003. This claim alleges violations of Section 36(b) of the Investment Company Act of 1940 (the "Investment Company Act") and common law breach of fiduciary duty. The plaintiff in this case is seeking: damages; injunctive relief; and costs and expenses, including counsel fees.

      STANLEY LIEBER, ON BEHALF OF INVESCO BALANCED FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO EUROPEAN FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO GROWTH & INCOME FUND, INVESCO GROWTH FUND, INVESCO HEALTH SCIENCE FUND, INVESCO HIGH YIELD FUND, INVESCO INTERNATIONAL BLUE CHIP VALUE FUND, INVESCO LEISURE FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO S&P 500 INDEX FUND, INVESCO SELECT INCOME FUND, INVESCO TAX FREE BOND FUND, INVESCO TECHNOLOGY FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO TOTAL RETURN FUND, INVESCO US GOVERNMENT SECURITIES FUND, INVESCO UTILITIES FUND, INVESCO VALUE EQUITY FUND, V. INVESCO FUNDS GROUP, INC. AND A I M ADVISORS, INC., in the United States District Court, Southern District of Texas, Houston Division (Civil Action No. H-03-5744), filed on December 17, 2003. This claim alleges violations of Section 36(b) of the Investment Company Act and common law breach of fiduciary duty. The plaintiff in this case is seeking: damages; injunctive relief; and costs and expenses, including counsel fees.

      HERMAN C. RAGAN, DERIVATIVELY, AND ON BEHALF OF HIMSELF AND ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., AND A I M DISTRIBUTORS, INC., in the United States District Court for the Southern District of Georgia, Dublin Division (Civil Action No. CV304-031), filed on May 6, 2004. This claim alleges violations of: Section 10(b) of the Securities Exchange Act of 1934 (the "Exchange Act") and Rule 10b-5 thereunder; Sections 17(a)(2) and 17(a)(3) of the Securities Act of 1933; and Section 36(b) of the Investment Company Act. This claim also alleges controlling person liability, within the meaning of Section 20 of the Exchange Act against ADI. The plaintiff in this case is seeking: damages and costs and expenses, including counsel fees.

                                  APPENDIX O-5
        PENDING LITIGATION ALLEGING IMPROPER MUTUAL FUND SALES PRACTICES
                       AND DIRECTED-BROKERAGE ARRANGEMENTS

      The following civil lawsuits, including purported class action and shareholder derivative suits, involve, depending on the lawsuit, one or more of AIM Management, IFG, AIM, AIS and/or certain of the trustees of the AIM Funds and allege that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively push the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits either have been served or have had service of process waived as of January 18, 2005. By order of the United States District Court for the Southern District of Texas, Houston Division, the claims made in the Beasley, Kehlbeck Trust, Fry, Apu and Bendix lawsuits discussed below were consolidated into the Boyce lawsuit discussed below and these other lawsuits were administratively closed.

      JOY D. BEASLEY AND SHEILA MCDAID, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. AIM MANAGEMENT GROUP INC., INVESCO FUNDS GROUP, INC., AIM INVESTMENT SERVICES, INC., AIM ADVISORS, INC., ROBERT H. GRAHAM, MARK H. WILLIAMSON, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD K. DUNN, JR., JACK M. FIELDS, CARL FRISCHLING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, AND LOUIS S. SKLAR, AND JOHN DOES 1-100, DEFENDANTS, AND AIM AGGRESSIVE GROWTH FUND, AIM ASIA PACIFIC GROWTH FUND, AIM BALANCED FUND, AIM BASIC BALANCED FUND, AIM BASIC VALUE FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM DENT DEMOGRAPHIC TRENDS FUND, AIM DEVELOPING MARKETS FUND, AIM DIVERSIFIED DIVIDEND FUND, AIM EMERGING GROWTH FUND, AIM EUROPEAN GROWTH FUND, AIM EUROPEAN SMALL COMPANY FUND, AIM FLOATING RATE FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL EQUITY FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL VALUE FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EMERGING GROWTH FUND, AIM INTERNATIONAL GROWTH FUND, AIM LARGE CAP BASIC VALUE FUND, AIM LARGE CAP GROWTH FUND, AIM LIBRA FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MID CAP BASIC VALUE FUND, AIM MID CAP CORE EQUITY FUND, AIM MID CAP GROWTH FUND, AIM MUNICIPAL BOND FUND, AIM OPPORTUNITIES I FUND, AIM OPPORTUNITIES II FUND, AIM OPPORTUNITIES III FUND, AIM PREMIER EQUITY FUND, AIM REAL ESTATE FUND, AIM SELECT EQUITY FUND, AIM SHORT TERM BOND FUND, AIM SMALL CAP EQUITY FUND, AIM SMALL CAP GROWTH FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM TOTAL RETURN BOND FUND, AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND, AIM TRIMARK SMALL COMPANIES FUND, AIM WEINGARTEN FUND, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, NOMINAL DEFENDANTS, in the United States District Court for the District of Colorado (Civil Action No. 04-B-0958), filed on May 10, 2004. The plaintiffs voluntarily dismissed this case in Colorado and re-filed it on July 2, 2004 in the United States District Court for the Southern District of Texas, Houston Division (Civil Action H-04-2589). This claim alleges violations of Sections 34(b), 36(b) and 48(a) of the Investment Company Act of 1940 (the "Investment Company Act") and violations of Sections 206 and 215 of the Investment Advisers Act of 1940 (the "Advisers Act"). The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

      RICHARD TIM BOYCE V. AIM MANAGEMENT GROUP INC., INVESCO FUNDS GROUP, INC., AIM INVESTMENT SERVICES, INC., AIM ADVISORS, INC., ROBERT H. GRAHAM, MARK
      H. WILLIAMSON, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD K. DUNN, JR., JACK M. FIELDS, CARL FRISCHLING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, AND LOUIS S. SKLAR, AND JOHN DOES 1-100, DEFENDANTS, AND AIM AGGRESSIVE GROWTH FUND, AIM ASIA PACIFIC GROWTH FUND, AIM BALANCED FUND, AIM BASIC BALANCED FUND, AIM BASIC VALUE FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM DENT DEMOGRAPHIC TRENDS FUND, AIM DEVELOPING MARKETS FUND, AIM DIVERSIFIED DIVIDEND FUND, AIM EMERGING GROWTH FUND, AIM EUROPEAN GROWTH FUND, AIM EUROPEAN SMALL COMPANY FUND, AIM FLOATING RATE FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL EQUITY FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL VALUE FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EMERGING GROWTH FUND, AIM INTERNATIONAL GROWTH FUND, AIM LARGE CAP BASIC VALUE FUND, AIM LARGE CAP GROWTH FUND, AIM LIBRA FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MID CAP BASIC VALUE FUND, AIM MID CAP CORE EQUITY FUND, AIM MID CAP GROWTH FUND, AIM MUNICIPAL BOND FUND, AIM OPPORTUNITIES I FUND, AIM OPPORTUNITIES II FUND, AIM OPPORTUNITIES III FUND, AIM PREMIER EQUITY FUND, AIM REAL ESTATE FUND, AIM SELECT EQUITY FUND, AIM SHORT TERM BOND FUND, AIM SMALL CAP EQUITY FUND, AIM SMALL CAP GROWTH FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM TOTAL RETURN BOND FUND, AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND, AIM TRIMARK SMALL COMPANIES FUND, AIM WEINGARTEN FUND, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, NOMINAL DEFENDANTS, in the United States District Court for the District of Colorado (Civil Action No. 04-N-0989), filed on May 13, 2004. The plaintiff voluntarily dismissed this case in Colorado and re-filed it on July 1, 2004 in the United States District Court for the Southern District of Texas, Houston Division (Civil Action H-04-2587). This claim alleges violations of Sections 34(b), 36(b) and 48(a) of the Investment Company Act and violations of Sections 206 and 215 of the Advisers Act. The claim also alleges common law breach of fiduciary duty. The plaintiff in this case is seeking: compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

      KEHLBECK TRUST DTD 1-25-93, BILLY B. KEHLBECK AND DONNA J. KEHLBECK, TTEES
      V. AIM MANAGEMENT GROUP INC., INVESCO FUNDS GROUP, INC., AIM INVESTMENT SERVICES, INC., AIM ADVISORS, INC., ROBERT H. GRAHAM, MARK H. WILLIAMSON, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN,

      EDWARD K. DUNN, JR., JACK M. FIELDS, CARL FRISCHLING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, AND LOUIS S. SKLAR, AND JOHN DOES 1-100, DEFENDANTS, AND AIM AGGRESSIVE GROWTH FUND, AIM ASIA PACIFIC GROWTH FUND, AIM BALANCED FUND, AIM BASIC BALANCED FUND, AIM BASIC VALUE FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM DENT DEMOGRAPHIC TRENDS FUND, AIM DEVELOPING MARKETS FUND, AIM DIVERSIFIED DIVIDEND FUND, AIM EMERGING GROWTH FUND, AIM EUROPEAN GROWTH FUND, AIM EUROPEAN SMALL COMPANY FUND, AIM FLOATING RATE FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL EQUITY FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL VALUE FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EMERGING GROWTH FUND, AIM INTERNATIONAL GROWTH FUND, AIM LARGE CAP BASIC VALUE FUND, AIM LARGE CAP GROWTH FUND, AIM LIBRA FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MID CAP BASIC VALUE FUND, AIM MID CAP CORE EQUITY FUND, AIM MID CAP GROWTH FUND, AIM MUNICIPAL BOND FUND, AIM OPPORTUNITIES I FUND, AIM OPPORTUNITIES II FUND, AIM OPPORTUNITIES III FUND, AIM PREMIER EQUITY FUND, AIM REAL ESTATE FUND, AIM SELECT EQUITY FUND, AIM SHORT TERM BOND FUND, AIM SMALL CAP EQUITY FUND, AIM SMALL CAP GROWTH FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM TOTAL RETURN BOND FUND, AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND, AIM TRIMARK SMALL COMPANIES FUND, AIM WEINGARTEN FUND, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MULTI-SECTOR FUND, INVESCO MID-CAP GROWTH FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, NOMINAL DEFENDANTS, in the United States District Court for the Southern District of Texas, Houston Division (Civil Action No. H-04-2802), filed on July 9, 2004. This claim alleges violations of Sections 34(b), 36(b) and 48(a) of the Investment Company Act and violations of Sections 206 and 215 of the Advisers Act. The claim also alleges common law breach of fiduciary duty. The plaintiff in this case is seeking: compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

      JANICE R. FRY, BOB J. FRY, JAMES P. HAYES, VIRGINIA L. MAGBUAL, HENRY W. MEYER AND GEORGE ROBERT PERRY V. AIM MANAGEMENT GROUP INC., INVESCO FUNDS GROUP, INC., AIM INVESTMENT SERVICES, INC., AIM ADVISORS, INC., ROBERT H. GRAHAM, MARK H. WILLIAMSON, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD K. DUNN, JR., JACK M. FIELDS, CARL FRISCHLING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, AND LOUIS S. SKLAR, AND JOHN DOES 1-100, DEFENDANTS, AND AIM AGGRESSIVE GROWTH FUND, AIM ASIA PACIFIC GROWTH FUND, AIM BALANCED FUND, AIM BASIC BALANCED FUND, AIM BASIC VALUE FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM DENT DEMOGRAPHIC TRENDS FUND, AIM DEVELOPING MARKETS FUND, AIM DIVERSIFIED DIVIDEND FUND, AIM EMERGING GROWTH FUND, AIM EUROPEAN GROWTH FUND, AIM EUROPEAN SMALL COMPANY FUND, AIM FLOATING RATE FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL EQUITY FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL VALUE FUND, AIM GROUP INCOME

      FUND, AIM GROUP VALUE FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EMERGING GROWTH FUND, AIM INTERNATIONAL GROWTH FUND, AIM LARGE CAP BASIC VALUE FUND, AIM LARGE CAP GROWTH FUND, AIM LIBRA FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MID CAP BASIC VALUE FUND, AIM MID CAP CORE EQUITY FUND, AIM MID CAP GROWTH FUND, AIM MUNICIPAL BOND FUND, AIM OPPORTUNITIES I FUND, AIM OPPORTUNITIES II FUND, AIM OPPORTUNITIES III FUND, AIM PREMIER EQUITY FUND, AIM REAL ESTATE FUND, AIM SELECT EQUITY FUND, AIM SHORT TERM BOND FUND, AIM SMALL CAP EQUITY FUND, AIM SMALL CAP GROWTH FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM TOTAL RETURN BOND FUND, AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND, AIM TRIMARK SMALL COMPANIES FUND, AIM WEINGARTEN FUND, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MULTI-SECTOR FUND, INVESCO MID-CAP GROWTH FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, NOMINAL DEFENDANTS, in the United States District Court for the Southern District of Texas, Houston Division (Civil Action No. H-04-2832), filed on July 12, 2004. This claim alleges violations of Sections 34(b), 36(b) and 48(a) of the Investment Company Act and violations of Sections 206 and 215 of the Advisers Act. The claim also alleges common law breach of fiduciary duty. The plaintiff in this case is seeking: compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

      ROBERT P. APU, SUZANNE K. APU, MARINA BERTI, KHANH DINH, FRANK KENDRICK, EDWARD A. KREZEL, DAN B. LESIUK, JOHN B. PERKINS, MILDRED E. RUEHLMAN, LOUIS E. SPERRY, J. DORIS WILLSON AND ROBERT W. WOOD V. AIM MANAGEMENT GROUP INC., INVESCO FUNDS GROUP, INC., AIM INVESTMENT SERVICES, INC., AIM ADVISORS, INC., ROBERT H. GRAHAM, MARK H. WILLIAMSON, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD K. DUNN, JR., JACK M. FIELDS, CARL FRISCHLING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, AND LOUIS S. SKLAR, AND JOHN DOES 1-100, DEFENDANTS, AND AIM AGGRESSIVE GROWTH FUND, AIM ASIA PACIFIC GROWTH FUND, AIM BALANCED FUND, AIM BASIC BALANCED FUND, AIM BASIC VALUE FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM DENT DEMOGRAPHIC TRENDS FUND, AIM DEVELOPING MARKETS FUND, AIM DIVERSIFIED DIVIDEND FUND, AIM EMERGING GROWTH FUND, AIM EUROPEAN GROWTH FUND, AIM EUROPEAN SMALL COMPANY FUND, AIM FLOATING RATE FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL EQUITY FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL VALUE FUND, AIM GROUP INCOME FUND, AIM GROUP VALUE FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EMERGING GROWTH FUND, AIM INTERNATIONAL GROWTH FUND, AIM LARGE CAP BASIC VALUE FUND, AIM LARGE CAP GROWTH FUND, AIM LIBRA FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MID CAP BASIC VALUE FUND, AIM MID CAP CORE EQUITY FUND, AIM MID CAP GROWTH FUND, AIM MUNICIPAL BOND FUND, AIM OPPORTUNITIES I FUND, AIM OPPORTUNITIES II FUND, AIM OPPORTUNITIES III FUND, AIM PREMIER EQUITY FUND, AIM REAL ESTATE FUND, AIM SELECT

      EQUITY FUND, AIM SHORT TERM BOND FUND, AIM SMALL CAP EQUITY FUND, AIM SMALL CAP GROWTH FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM TOTAL RETURN BOND FUND, AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND, AIM TRIMARK SMALL COMPANIES FUND, AIM WEINGARTEN FUND, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MULTI-SECTOR FUND, INVESCO MID-CAP GROWTH FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, NOMINAL DEFENDANTS, in the United States District Court for the Southern District of Texas, Houston Division (Civil Action No. H-04-2884), filed on July 15, 2004. This claim alleges violations of Sections 34(b), 36(b) and 48(a) of the Investment Company Act and violations of Sections 206 and 215 of the Advisers Act. The claim also alleges common law breach of fiduciary duty. The plaintiff in this case is seeking: compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

      HARVEY R. BENDIX, CVETAN GEORGIEV, DAVID M. LUCOFF, MICHAEL E. PARMELEE, TRUSTEE OF THE HERMAN S. AND ESPERANZA A.. DRAYER RESIDUAL TRUST U/A 1/22/83 AND STANLEY S. STEPHENSON, TRUSTEE OF THE STANLEY J. STEPHENSON TRUST V. AIM MANAGEMENT GROUP INC., INVESCO FUNDS GROUP, INC., AIM INVESTMENT SERVICES, INC., AIM ADVISORS, INC., ROBERT H. GRAHAM, MARK H. WILLIAMSON, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD
      K. DUNN, JR., JACK M. FIELDS, CARL FRISCHLING, PREMA MATHAI-DAVIS, LEWIS
      F. PENNOCK, RUTH H. QUIGLEY, AND LOUIS S. SKLAR, AND JOHN DOES 1-100, DEFENDANTS, AND AIM AGGRESSIVE GROWTH FUND, AIM ASIA PACIFIC GROWTH FUND, AIM BALANCED FUND, AIM BASIC BALANCED FUND, AIM BASIC VALUE FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM DENT DEMOGRAPHIC TRENDS FUND, AIM DEVELOPING MARKETS FUND, AIM DIVERSIFIED DIVIDEND FUND, AIM EMERGING GROWTH FUND, AIM EUROPEAN GROWTH FUND, AIM EUROPEAN SMALL COMPANY FUND, AIM FLOATING RATE FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL EQUITY FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL VALUE FUND, AIM GROUP INCOME FUND, AIM GROUP VALUE FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EMERGING GROWTH FUND, AIM INTERNATIONAL GROWTH FUND, AIM LARGE CAP BASIC VALUE FUND, AIM LARGE CAP GROWTH FUND, AIM LIBRA FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MID CAP BASIC VALUE FUND, AIM MID CAP CORE EQUITY FUND, AIM MID CAP GROWTH FUND, AIM MUNICIPAL BOND FUND, AIM OPPORTUNITIES I FUND, AIM OPPORTUNITIES II FUND, AIM OPPORTUNITIES III FUND, AIM PREMIER EQUITY FUND, AIM REAL ESTATE FUND, AIM SELECT EQUITY FUND, AIM SHORT TERM BOND FUND, AIM SMALL CAP EQUITY FUND, AIM SMALL CAP GROWTH FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM TOTAL RETURN BOND FUND, AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND, AIM TRIMARK SMALL COMPANIES FUND, AIM WEINGARTEN FUND, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO

      MULTI-SECTOR FUND, INVESCO MID-CAP GROWTH FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, NOMINAL DEFENDANTS, in the United States District Court for the Southern District of Texas, Houston Division (Civil Action No. H-04-3030), filed on July 27, 2004. This claim alleges violations of Sections 34(b), 36(b) and 48(a) of the Investment Company Act and violations of Sections 206 and 215 of the Advisers Act. The claim also alleges common law breach of fiduciary duty. The plaintiff in this case is seeking: compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

                                  APPENDIX O-6
         PENDING LITIGATION ALLEGING FAILURE TO ENSURE PARTICIPATION IN
                            CLASS ACTION SETTLEMENTS

      The following civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, AIM Capital and the trustees of the Aim Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the Aim Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit was served on January 18, 2005.

      AVO HOGAN AND JULIAN W. MEADOWS, ON BEHALF OF THEMSELVES AND ALL OTHERS SIMILARLY SITUATED, V. BOB R. BAKER, FRANK S. BAYLEY, JAMES T. BUNCH, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD K. DUNN, JR., JACK M. FIELDS, CARL FRISCHLING, ROBERT H. GRAHAM, GERALD J. LEWIS, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, LOUIS S. SKLAR, LARRY SOLL, PH.D, MARK
      H. WILLIAMSON, AIM INVESTMENTS, LTD., AIM ADVISORS, INC., AIM CAPITAL MANAGEMENT, INC., INVESCO INSTITUTIONAL (N.A.), INC. AND JOHN DOES NO. 1 THROUGH 100, in the United States District Court, Northern District of Texas (Civil Action No. 3:05-CV-73-P), filed on January 11, 2005. This claim alleges violations of Sections 36(a), 36(b) and 47(b) of the Investment Company Act. The claim also alleges common law breach of fiduciary duty and negligence. The plaintiffs in this case are seeking: compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and counsel fees.

                              FINANCIAL STATEMENTS

                                       FS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of AIM Opportunities I Fund
And Board of Trustees of AIM Special Opportunities Funds:



We have audited the accompanying statement of assets and liabilities of AIM Opportunities I Fund (a portfolio of AIM Special Opportunities Funds), including the schedule of investments, as of October 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period ended October 31, 2000 were audited by other auditors whose report dated December 6, 2000, expressed an unqualified opinion on those financial highlights.



We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Opportunities I Fund as of October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Houston, Texas                                             -s- ERNST & YOUNG LLP
December 15, 2004

FINANCIALS

SCHEDULE OF INVESTMENTS

October 31, 2004

                                                                 MARKET
                                                 SHARES          VALUE
--------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-80.41%

AEROSPACE & DEFENSE-0.59%

Engineered Support Systems, Inc.                   46,500     $  2,233,860
==========================================================================

APPAREL RETAIL-3.81%

Charlotte Russe Holding Inc.(a)                   100,000        1,321,000
--------------------------------------------------------------------------
Christopher & Banks Corp.                         100,000        1,625,000
--------------------------------------------------------------------------
Hot Topic, Inc.(a)                                170,000        3,495,200
--------------------------------------------------------------------------
Pacific Sunwear of California, Inc.(a)            340,000        7,969,600
==========================================================================
                                                                14,410,800
==========================================================================

APPAREL, ACCESSORIES & LUXURY GOODS-0.91%

Columbia Sportswear Co.(a)                         20,000        1,207,200
--------------------------------------------------------------------------
Fossil, Inc.(a)                                    75,000        2,232,000
==========================================================================
                                                                 3,439,200
==========================================================================

APPLICATION SOFTWARE-4.89%

Henry (Jack) & Associates, Inc.                   145,000        2,702,800
--------------------------------------------------------------------------
Informatica Corp.(a)                              455,000        3,553,550
--------------------------------------------------------------------------
Macromedia, Inc.(a)                               100,000        2,714,000
--------------------------------------------------------------------------
RSA Security Inc.(a)                              152,300        3,116,058
--------------------------------------------------------------------------
Sonic Solutions(a)                                150,000        2,977,500
--------------------------------------------------------------------------
Ulticom, Inc.(a)                                  200,000        3,438,000
==========================================================================
                                                                18,501,908
==========================================================================

ASSET MANAGEMENT & CUSTODY BANKS-1.01%

Apollo Investment Corp.                           156,500        2,128,400
--------------------------------------------------------------------------
Federated Investors, Inc.-Class B                  58,500        1,695,915
==========================================================================
                                                                 3,824,315
==========================================================================

AUTOMOBILE MANUFACTURERS-0.83%

Winnebago Industries, Inc.                        100,000        3,140,000
==========================================================================

BIOTECHNOLOGY-1.04%

Digene Corp.(a)                                   155,719        3,916,333
==========================================================================

BROADCASTING & CABLE TV-1.52%

Cumulus Media Inc.-Class A(a)                     175,000        2,843,750
--------------------------------------------------------------------------
Emmis Communications Corp.-Class A(a)             155,000        2,898,500
==========================================================================
                                                                 5,742,250
==========================================================================

COMPUTER & ELECTRONICS RETAIL-1.04%

GameStop Corp.-Class A(a)                         200,000        3,918,000
==========================================================================

COMPUTER STORAGE & PERIPHERALS-1.93%

Applied Films Corp.(a)                            200,000        4,638,000
--------------------------------------------------------------------------

                                                                 MARKET
                                                 SHARES          VALUE
--------------------------------------------------------------------------
COMPUTER STORAGE & PERIPHERALS-(CONTINUED)

Avid Technology, Inc.(a)                           50,000     $  2,649,000
==========================================================================
                                                                 7,287,000
==========================================================================

DATA PROCESSING & OUTSOURCED SERVICES-2.06%

Alliance Data Systems Corp.(a)                     75,000        3,171,000
--------------------------------------------------------------------------
Euronet Worldwide, Inc.(a)                        125,000        2,865,000
--------------------------------------------------------------------------
Pegasus Solutions Inc.(a)                         167,280        1,741,385
==========================================================================
                                                                 7,777,385
==========================================================================

DISTRIBUTORS-0.49%

Source Interlink Cos., Inc.(a)                    185,000        1,864,800
==========================================================================

DIVERSIFIED COMMERCIAL SERVICES-0.65%

CoStar Group Inc.(a)                               60,550        2,444,403
==========================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-1.01%

Intermagnetics General Corp.(a)                   150,000        3,823,500
==========================================================================

ELECTRONIC EQUIPMENT MANUFACTURERS-3.84%

Aeroflex Inc.(a)                                  400,000        4,440,000
--------------------------------------------------------------------------
Cognex Corp.                                       75,000        1,920,000
--------------------------------------------------------------------------
FLIR Systems, Inc.(a)                              50,000        2,660,500
--------------------------------------------------------------------------
National Instruments Corp.                        200,000        5,506,000
==========================================================================
                                                                14,526,500
==========================================================================

ELECTRONIC MANUFACTURING SERVICES-0.83%

Xyratex Ltd. (Bermuda)(a)                         270,000        3,156,300
==========================================================================

HEALTH CARE DISTRIBUTORS-1.25%

Schein (Henry), Inc.(a)                            75,000        4,742,250
==========================================================================

HEALTH CARE EQUIPMENT-4.83%

Advanced Neuromodulation Systems, Inc.(a)         100,000        3,183,000
--------------------------------------------------------------------------
Bruker BioSciences Corp.(a)                       442,600        1,526,970
--------------------------------------------------------------------------
Conceptus Inc.(a)                                 200,000        1,713,000
--------------------------------------------------------------------------
IntraLase Corp.(a)                                100,000        1,923,000
--------------------------------------------------------------------------
NuVasive, Inc.(a)                                 166,300        1,639,718
--------------------------------------------------------------------------
Varian Inc.(a)                                    100,000        3,648,000
--------------------------------------------------------------------------
VISX, Inc.(a)                                     100,000        1,668,000
--------------------------------------------------------------------------
Wilson Greatbatch Technologies, Inc.(a)           176,000        2,983,200
==========================================================================
                                                                18,284,888
==========================================================================

HEALTH CARE FACILITIES-4.28%

Beverly Enterprises, Inc.(a)                      300,000        2,607,000
--------------------------------------------------------------------------
Kindred Healthcare, Inc.(a)                       250,000        6,025,000
--------------------------------------------------------------------------

                                                                 MARKET
                                                 SHARES          VALUE
--------------------------------------------------------------------------

HEALTH CARE FACILITIES-(CONTINUED)

Symbion, Inc.(a)                                  125,000     $  1,942,500
--------------------------------------------------------------------------
VCA Antech, Inc.(a)(b)                            250,000        5,605,000
==========================================================================
                                                                16,179,500
==========================================================================

HEALTH CARE SERVICES-2.40%

Accredo Health, Inc.(a)                           100,000        2,303,000
--------------------------------------------------------------------------
Amedisys, Inc.(a)                                  52,000        1,571,960
--------------------------------------------------------------------------
HealthExtras, Inc.(a)                             200,000        2,854,000
--------------------------------------------------------------------------
Renal Care Group, Inc.(a)                          75,000        2,367,000
==========================================================================
                                                                 9,095,960
==========================================================================

HOUSEHOLD APPLIANCES-1.05%

Helen of Troy Ltd. (Bermuda)(a)                   150,000        3,982,500
==========================================================================

INDUSTRIAL GASES-0.98%

Airgas, Inc.                                      150,000        3,690,000
==========================================================================

INTERNET SOFTWARE & SERVICES-1.90%

Ask Jeeves, Inc.(a)                                75,000        1,933,500
--------------------------------------------------------------------------
CNET Networks, Inc.(a)                            175,000        1,429,750
--------------------------------------------------------------------------
Kintera Inc.(a)                                   400,000        3,826,000
==========================================================================
                                                                 7,189,250
==========================================================================

INVESTMENT BANKING & BROKERAGE-2.79%

Jefferies Group, Inc.                             110,000        4,414,300
--------------------------------------------------------------------------
Raymond James Financial, Inc.                     235,000        6,133,500
==========================================================================
                                                                10,547,800
==========================================================================

IT CONSULTING & OTHER SERVICES-1.56%

Forrester Research, Inc.(a)                       150,000        2,313,750
--------------------------------------------------------------------------
Gartner, Inc.-Class A(a)                          300,000        3,570,000
==========================================================================
                                                                 5,883,750
==========================================================================

LEISURE FACILITIES-1.49%

Speedway Motorsports, Inc.                        170,000        5,627,000
==========================================================================

LEISURE PRODUCTS-0.58%

SCP Pool Corp.                                     75,000        2,189,250
==========================================================================

OIL & GAS DRILLING-0.97%

Patterson-UTI Energy, Inc.                        190,000        3,653,700
==========================================================================

OIL & GAS EQUIPMENT & SERVICES-1.20%

FMC Technologies, Inc.(a)                          66,700        2,016,341
--------------------------------------------------------------------------
National-Oilwell, Inc.(a)                          75,000        2,528,250
==========================================================================
                                                                 4,544,591
==========================================================================

OIL & GAS EXPLORATION & PRODUCTION-1.84%

Quicksilver Resources Inc.(a)                      85,000        2,688,550
--------------------------------------------------------------------------


                                                                 MARKET
                                                 SHARES          VALUE
--------------------------------------------------------------------------
OIL & GAS EXPLORATION & PRODUCTION-(CONTINUED)

Ultra Petroleum Corp. (Canada)(a)                  88,000     $  4,276,800
==========================================================================
                                                                 6,965,350
==========================================================================

PHARMACEUTICALS-6.84%

Axcan Pharma Inc. (Canada)(a)                     135,000        2,042,550
--------------------------------------------------------------------------
Bone Care International, Inc.(a)                   76,302        1,752,275
--------------------------------------------------------------------------
Corcept Therapeutics Inc.(a)                      300,000        2,062,500
--------------------------------------------------------------------------
Impax Laboratories, Inc.(a)                       185,000        2,730,600
--------------------------------------------------------------------------
IVAX Corp.(a)                                     118,000        2,135,800
--------------------------------------------------------------------------
Medicis Pharmaceutical Corp.-Class A              350,000       14,234,500
--------------------------------------------------------------------------
Valeant Pharmaceuticals International              39,000          936,000
==========================================================================
                                                                25,894,225
==========================================================================

PUBLISHING-2.34%

Getty Images, Inc.(a)                             150,000        8,869,500
==========================================================================

REAL ESTATE-1.17%

Acadia Realty Trust                               100,000        1,540,000
--------------------------------------------------------------------------
Realty Income Corp.                                60,000        2,879,400
==========================================================================
                                                                 4,419,400
==========================================================================

REGIONAL BANKS-2.86%

Cullen/Frost Bankers, Inc.                        125,000        6,125,000
--------------------------------------------------------------------------
Southwest Bancorp. of Texas, Inc.                 100,000        2,344,000
--------------------------------------------------------------------------
Sterling Bancshares, Inc.                         167,000        2,366,390
==========================================================================
                                                                10,835,390
==========================================================================

RESTAURANTS-2.47%

Panera Bread Co.-Class A(a)                        85,000        2,969,050
--------------------------------------------------------------------------
Sonic Corp.(a)                                    150,000        4,084,500
--------------------------------------------------------------------------
Texas Roadhouse, Inc.-Class A(a)                  100,000        2,302,000
==========================================================================
                                                                 9,355,550
==========================================================================

SEMICONDUCTOR EQUIPMENT-0.84%

MKS Instruments, Inc.(a)                          200,000        3,164,000
==========================================================================

SPECIALTY STORES-5.03%

America's Car-Mart, Inc.(a)                        50,000        1,726,500
--------------------------------------------------------------------------
Bombay Co., Inc. (The)(a)                         550,000        3,080,000
--------------------------------------------------------------------------
CSK Auto Corp.(a)                                 150,000        2,196,000
--------------------------------------------------------------------------
Guitar Center, Inc.(a)                             50,000        2,231,500
--------------------------------------------------------------------------
PETCO Animal Supplies, Inc.(a)                    100,000        3,577,000
--------------------------------------------------------------------------
United Auto Group, Inc.                           230,000        6,210,000
==========================================================================
                                                                19,021,000
==========================================================================

TECHNOLOGY DISTRIBUTORS-1.02%

Anixter International Inc.                        100,000        3,864,000
==========================================================================

TRUCKING-1.91%

Landstar System, Inc.(a)                           60,000        4,076,400
--------------------------------------------------------------------------

                                                                 MARKET
                                                 SHARES          VALUE
--------------------------------------------------------------------------
TRUCKING-(CONTINUED)

Old Dominion Freight Line, Inc.(a)                112,500     $  3,152,813
==========================================================================
                                                                 7,229,213
==========================================================================

WIRELESS TELECOMMUNICATION SERVICES-2.36%

SpectraSite, Inc.(a)                               75,000        3,847,500
--------------------------------------------------------------------------
Western Wireless Corp.-Class A(a)                 175,000        5,099,500
==========================================================================
                                                                 8,947,000
==========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $254,957,721)                            304,181,621
==========================================================================

                                               PRINCIPAL
                                                 AMOUNT
U.S. TREASURY BILLS-0.92%

1.57%, 12/16/04 (Cost $3,492,902)(c)           $3,500,000(d)     3,492,902
==========================================================================

                                                 SHARES
MONEY MARKET FUNDS-17.34%

Liquid Assets Portfolio-Institutional
  Class(e)                                     32,797,943       32,797,943
--------------------------------------------------------------------------

                                                 SHARES
STIC Prime Portfolio-Institutional Class(e)    32,797,943     $ 32,797,943
==========================================================================
    Total Money Market Funds (Cost
      $65,595,886)                                              65,595,886
==========================================================================
TOTAL INVESTMENTS-98.67% (Cost $324,046,509)                   373,270,409
==========================================================================
OTHER ASSETS LESS LIABILITIES-1.33%                              5,040,014
==========================================================================
NET ASSETS-100.00%                                            $378,310,423
__________________________________________________________________________
==========================================================================

                                                 SHARES
                                                  SOLD           MARKET
                                                 SHORT           VALUE
--------------------------------------------------------------------------
SECURITIES SOLD SHORT-1.74%(F)

COMMON STOCKS-1.74%

COMPUTER STORAGE & PERIPHERALS-0.21%

Network Appliance, Inc.                            33,300     $    814,851
==========================================================================

OIL & GAS EQUIPMENT & SERVICES-0.81%

Tidewater Inc.                                     98,600        3,049,698
==========================================================================

RESTAURANTS-0.72%

Landry's Restaurants, Inc.                        100,000        2,708,000
==========================================================================
    Total Common Stock Securities Sold Short
      (Total Proceeds $6,100,054)                             $  6,572,549
__________________________________________________________________________
==========================================================================

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) A portion of this security is subject to call options written. See Note 1G and Note 8.
(c) Security traded on a discount basis. Unless otherwise indicated, the interest rate shown represents the discount rate at the time of purchase by the Fund.
(d) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 1I and Note 9.
(e) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(f) Collateral on short sales was segregated by the Fund in the amount of $16,609,670 which represents 2.53% of market value of securities sold short.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2004

ASSETS:

Investments, at market value (cost
  $258,450,623)                                $307,674,523
-----------------------------------------------------------
Investments in affiliated money market funds
  (cost $65,595,886)                             65,595,886
===========================================================
    Total investments (cost $324,046,509)       373,270,409
===========================================================
Receivables for:
  Deposits with brokers for securities sold
    short                                         9,126,886
-----------------------------------------------------------
  Investments sold                                6,399,217
-----------------------------------------------------------
  Fund shares sold                                  356,826
-----------------------------------------------------------
  Dividends and interest                            162,258
-----------------------------------------------------------
  Short stock rebates                                13,336
-----------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                               42,873
-----------------------------------------------------------
Other assets                                         56,765
===========================================================
    Total assets                                389,428,570
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                           1,422,214
-----------------------------------------------------------
  Fund shares reacquired                          2,457,869
-----------------------------------------------------------
  Options written, at market value (premiums
    received $133,119)                              256,250
-----------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                 58,007
-----------------------------------------------------------
  Variation margin                                   36,250
-----------------------------------------------------------
  Short positions covered                             5,231
-----------------------------------------------------------
Securities sold short, at market value
  (proceeds $6,100,054)                           6,572,549
-----------------------------------------------------------
Accrued distribution fees                           192,137
-----------------------------------------------------------
Accrued trustees' fees                                1,505
-----------------------------------------------------------
Accrued transfer agent fees                          60,059
-----------------------------------------------------------
Accrued operating expenses                           56,076
===========================================================
    Total liabilities                            11,118,147
===========================================================
Net assets applicable to shares outstanding    $378,310,423
___________________________________________________________
===========================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                  $343,493,124
-----------------------------------------------------------
Undistributed net investment income (loss)          (52,154)
-----------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities, futures contracts,
  option contracts and securities sold short    (14,765,845)
-----------------------------------------------------------
Unrealized appreciation of investment
  securities, futures contracts, option
  contracts and securities sold short            49,635,298
===========================================================
                                               $378,310,423
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                        $225,437,318
___________________________________________________________
===========================================================
Class B                                        $123,702,832
___________________________________________________________
===========================================================
Class C                                        $ 29,170,273
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                          16,705,574
___________________________________________________________
===========================================================
Class B                                           9,710,704
___________________________________________________________
===========================================================
Class C                                           2,287,098
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $      13.49
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $13.49 divided by
      94.50%)                                  $      14.28
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
    share                                      $      12.74
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
    share                                      $      12.75
___________________________________________________________
===========================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended October 31, 2004

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $1,734)          $  1,084,064
--------------------------------------------------------------------------
Dividends from affiliated money market funds                       439,655
--------------------------------------------------------------------------
Interest                                                            63,717
--------------------------------------------------------------------------
Short stock rebates                                                155,066
==========================================================================
    Total investment income                                      1,742,502
==========================================================================

EXPENSES:

Advisory fees                                                    1,548,606
--------------------------------------------------------------------------
Administrative services fees                                       118,967
--------------------------------------------------------------------------
Custodian fees                                                      53,673
--------------------------------------------------------------------------
Distribution fees:
  Class A                                                          889,112
--------------------------------------------------------------------------
  Class B                                                        1,441,773
--------------------------------------------------------------------------
  Class C                                                          320,824
--------------------------------------------------------------------------
Interest and line of credit                                        170,212
--------------------------------------------------------------------------
Transfer agent fees                                                645,328
--------------------------------------------------------------------------
Trustees' fees and retirement benefits                              20,349
--------------------------------------------------------------------------
Dividends on short sales                                           118,677
--------------------------------------------------------------------------
Other                                                              234,493
==========================================================================
    Total expenses                                               5,562,014
==========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangements                                                     (63,859)
==========================================================================
    Net expenses                                                 5,498,155
==========================================================================
Net investment income (loss)                                    (3,755,653)
==========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES, FUTURES CONTRACTS, OPTION CONTRACTS AND
  SECURITIES SOLD SHORT:

Net realized gain (loss) from:
  Investment securities                                          6,550,623
--------------------------------------------------------------------------
  Futures contracts                                              7,062,101
--------------------------------------------------------------------------
  Option contracts written                                       1,634,692
--------------------------------------------------------------------------
  Securities sold short                                           (290,801)
==========================================================================
                                                                14,956,615
==========================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                        (11,217,004)
--------------------------------------------------------------------------
  Futures contracts                                               (851,712)
--------------------------------------------------------------------------
  Option contracts written                                        (195,327)
--------------------------------------------------------------------------
  Securities sold short                                             62,358
==========================================================================
                                                               (12,201,685)
==========================================================================
Net gain from investment securities, futures contracts,
  option contracts and securities sold short                     2,754,930
==========================================================================
Net increase (decrease) in net assets resulting from
  operations                                                  $ (1,000,723)
__________________________________________________________________________
==========================================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2004 and 2003

                                                                  2004            2003
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $ (3,755,653)   $ (4,538,193)
------------------------------------------------------------------------------------------
  Net realized gain from investment securities, futures
    contracts, option contracts and securities sold short       14,956,615      14,554,650
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, futures contracts, option
    contracts and securities sold short                        (12,201,685)     81,660,445
==========================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                 (1,000,723)     91,676,902
==========================================================================================
Share transactions-net:
  Class A                                                      (11,676,074)     16,711,714
------------------------------------------------------------------------------------------
  Class B                                                      (22,337,975)    (15,247,443)
------------------------------------------------------------------------------------------
  Class C                                                        2,757,536       3,936,587
==========================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                        (31,256,513)      5,400,858
==========================================================================================
    Net increase (decrease) in net assets                      (32,257,236)     97,077,760
==========================================================================================

NET ASSETS:

  Beginning of year                                            410,567,659     313,489,899
==========================================================================================
  End of year (including undistributed net investment income
    (loss) of $(52,154) and $(44,970), respectively)          $378,310,423    $410,567,659
__________________________________________________________________________________________
==========================================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Opportunities I Fund (the "Fund") is a series portfolio of AIM Special Opportunities Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of three separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is long-term growth of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, the Fund's officers, trustees, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.
B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income and short stock rebate income are recorded on the accrual basis. Dividend income and dividend expense on short sales are recorded on the ex-dividend date. Premiums and discounts are amortized and/or accreted for financial reporting purposes.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
F. SECURITIES SOLD SHORT -- The Fund may enter into short sales of securities which it concurrently holds (against the box) or for which it holds no corresponding position (naked). Securities sold short represent a liability of the Fund to acquire specific securities at prevailing market prices at a future date in order to satisfy the obligation to deliver the securities sold. The liability is recorded on the books of the Fund at the market value of the common stock determined each day in accordance with the procedures for security valuations disclosed in "A" above. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates.

       The Fund is required to segregate cash or securities as collateral in margin accounts at a level that is equal to the obligation to the broker who delivered such securities to the buyer on behalf of the Fund. The short stock rebate presented in the Statement of Operations represents the net income earned on short sale proceeds held on deposit with the broker and margin interest earned or incurred on short sale transactions. The Fund may also earn or incur margin interest on short sales transactions. Margin interest is the income earned (or expense incurred) as a result of the market value of securities sold short being less than (or greater than) the proceeds received from the short sales.
G. CALL OPTIONS -- The Fund may write and buy call options, including securities index options. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

       A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.

       An option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to the difference between the exercise price of the option and the value of the underlying stock index on the exercise date, multiplied by a fixed "index multiplier." A securities index fluctuates with changes in the market values of the securities included in the index. In the purchase of securities index options, the principal risk is that the premium and transaction costs paid by the Fund in purchasing an option will be lost if the changes in the level of the index do not exceed the cost of the option. In writing securities index options, the principal risk is that the Fund could bear a loss on the options that would be only partially offset (or not offset at all) by the increased value or reduced cost of hedged securities. Moreover, in the event the Fund was unable to close an option it had written, it might be unable to sell the securities used as cover.

H. PUT OPTIONS -- The Fund may purchase and write put options including securities index options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security, securities index, or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying securities to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.

I. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays a base management fee calculated at the annual rate of 1.00% of the Fund's average daily net assets. The base management fee will be adjusted, on a monthly basis, (i) upward at the rate of 0.15%, on a pro rata basis, for each percentage point the 12-month rolling investment performance of the Class A shares exceeds the sum of 2.00% and the 12-month rolling investment record of the Russell 2000 Index, or (ii) downward at the rate of 0.15%, on a pro rata basis, for each percentage point the 12-month rolling investment record of the Russell 2000 Index less 2.00% exceeds the 12-month rolling investment performance of the Class A shares. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended October 31, 2004, AIM waived fees of $5,633.

    For the year ended October 31, 2004, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to assume $50,874 of expenses incurred by the Fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM Funds, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2004, AIM was paid $118,967 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the year ended October 31, 2004, the Fund paid AISI $645,328. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B or Class C shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended October 31, 2004, the Class A, Class B and Class C shares paid $889,112, $1,441,773 and $320,824, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2004, AIM Distributors advised the Fund that it retained $131,643 in front-end sales commissions from the sale of Class A shares and $982, $24,137 and $6,187 from Class A, Class B and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC") and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated money market funds for the year ended October 31, 2004.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                    UNREALIZED
                 MARKET VALUE     PURCHASES        PROCEEDS        APPRECIATION     MARKET VALUE    DIVIDEND     REALIZED
FUND               10/31/03        AT COST        FROM SALES      (DEPRECIATION)      10/31/04       INCOME     GAIN (LOSS)
---------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $4,962,954     $162,039,821    $(134,204,832)     $       --      $32,797,943     $221,418    $       --
---------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class            4,962,954      162,039,821     (134,204,832)             --       32,797,943     218,237             --
===========================================================================================================================
  Total           $9,925,908     $324,079,642    $(268,409,664)     $       --      $65,595,886     $439,655    $       --
___________________________________________________________________________________________________________________________
===========================================================================================================================

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures each transaction is effected at the current market price. Pursuant to these procedures, during the year ended October 31, 2004, the Fund engaged in purchases and sales of securities of $1,368,687 and $4,580,824, respectively.

NOTE 5--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended October 31, 2004, the Fund received credits in transfer agency fees of $6,046 and credits in custodian fees of $1,306 under expense offset arrangements, which resulted in a reduction of the Fund's total expenses of $7,352.

NOTE 6--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended October 31, 2004, the Fund paid legal fees of $5,725 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by JP Morgan Chase Bank. The Fund may borrow up to the lesser of (i) $240,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. The funds which are party to the line of credit are charged a commitment fee of 0.10% on the unused balance of the committed line. During the year ended October 31, 2004, the Fund had average borrowings for the number of days the borrowings were outstanding, in the amount of $5,000,000 with a weighted average interest rate of 1.78% and interest expense of $1,711.

    Effective November 1, 2004, the Fund entered into a new agreement whereby the Fund may borrow up to the lesser of (i) $225,000,000, or (ii) the limits set by its prospectus for borrowings and the funds that are parties to the line of credit will be charged a commitment fee of 0.09% on the unused balance of the committed line.

    Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan. The Fund did not borrow or lend under the facility during the year ended October 31, 2004.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 8--OPTION CONTRACTS WRITTEN

                            TRANSACTIONS DURING THE PERIOD
--------------------------------------------------------------------------------------
                                                               CALL OPTION CONTRACTS
                                                              ------------------------
                                                              NUMBER OF     PREMIUMS
                                                              CONTRACTS     RECEIVED
--------------------------------------------------------------------------------------
Beginning of year                                                2,700     $   180,696
--------------------------------------------------------------------------------------
Written                                                         36,106       4,336,630
--------------------------------------------------------------------------------------
Closed                                                         (17,923)     (3,004,732)
--------------------------------------------------------------------------------------
Exercised                                                       (4,302)       (479,109)
--------------------------------------------------------------------------------------
Expired                                                        (14,081)       (900,366)
======================================================================================
End of year                                                      2,500     $   133,119
______________________________________________________________________________________
======================================================================================

                                             OPEN OPTIONS WRITTEN AT PERIOD END
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                  OCTOBER 31,
                                                                                                     2004
                                                   CONTRACT    STRIKE    NUMBER OF    PREMIUMS      MARKET        UNREALIZED
CALLS                                               MONTH      PRICE     CONTRACTS    RECEIVED       VALUE       DEPRECIATION
-----------------------------------------------------------------------------------------------------------------------------
VCA Antech, Inc.                                    Dec-04     $22.5       2,500      $133,119     $256,250       $(123,131)
_____________________________________________________________________________________________________________________________
=============================================================================================================================

NOTE 9--FUTURES CONTRACTS

On October 31, 2004, $2,261,000 principal amount of U.S. Treasury obligations was pledged as collateral to cover margin requirements for open futures contracts.

                                        OPEN FUTURES CONTRACTS AT PERIOD END
---------------------------------------------------------------------------------------------------------------------
                                                               NO. OF        MONTH/         MARKET        UNREALIZED
CONTRACT                                                      CONTRACTS    COMMITMENT        VALUE       APPRECIATION
---------------------------------------------------------------------------------------------------------------------
Russell 2000 Index                                               145       Dec-04/Long    $42,376,250     $1,007,024
_____________________________________________________________________________________________________________________
=====================================================================================================================

NOTE 10--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

There were no ordinary income or long-term capital gain distributions paid during the years ended October 31, 2004 and 2003.

TAX COMPONENTS OF NET ASSETS:

As of October 31, 2004, the components of net assets on a tax basis were as follows:

                                                                  2004
--------------------------------------------------------------------------
Unrealized appreciation -- investments                        $ 46,037,331
--------------------------------------------------------------------------
Temporary book/tax differences                                     (52,154)
--------------------------------------------------------------------------
Capital loss carryforward                                      (11,167,878)
--------------------------------------------------------------------------
Shares of beneficial interest                                  343,493,124
==========================================================================
Total net assets                                              $378,310,423
__________________________________________________________________________
==========================================================================

    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales and the deferral of losses on certain short sales and the tax recognition of unrealized gains and losses on certain future contracts. The tax-basis unrealized appreciation (depreciation) on investments amount includes appreciation (depreciation) on option contracts written of $(123,131).

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund utilized $17,534,096 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of October 31, 2004 which expires as follows:

                                                              CAPITAL LOSS
EXPIRATION                                                    CARRYFORWARD*
---------------------------------------------------------------------------
October 31, 2010                                               $11,167,878
___________________________________________________________________________
===========================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 11--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended October 31, 2004 was $484,801,295 and $583,758,364, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities       $ 59,374,425
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of:
  Investment securities                                           (12,736,237)
------------------------------------------------------------------------------
  Securities sold short                                              (477,726)
==============================================================================
Net unrealized appreciation of investment securities             $ 46,160,462
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $326,632,221.
Proceeds from securities sold short for tax purposes are $6,094,823.

NOTE 12--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of excise tax expense, certain payments received on securities sold short and net operating losses, on October 31, 2004, undistributed net investment income (loss) was increased by $3,748,469, undistributed net realized gain (loss) decreased by $2,051 and shares of beneficial interest decreased by $3,746,418. This reclassification had no effect on the net assets of the Fund.

NOTE 13--SHARE INFORMATION

The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Under certain circumstances, Class A shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                            CHANGES IN SHARES OUTSTANDING(a)
------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED OCTOBER 31,
                                                              ----------------------------------------------------------
                                                                         2004                           2003
                                                              ---------------------------    ---------------------------
                                                                SHARES         AMOUNT          SHARES         AMOUNT
------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      7,027,630    $  99,332,700    10,039,678    $ 120,428,839
------------------------------------------------------------------------------------------------------------------------
  Class B                                                      1,730,073       23,139,764     1,688,285       18,864,088
------------------------------------------------------------------------------------------------------------------------
  Class C                                                      1,194,215       16,091,971     1,067,705       11,501,223
========================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                        182,735        2,548,207       178,721        1,979,010
------------------------------------------------------------------------------------------------------------------------
  Class B                                                       (192,996)      (2,548,207)     (187,530)      (1,979,010)
========================================================================================================================
Reacquired:
  Class A                                                     (8,297,631)    (113,556,981)   (9,286,094)    (105,696,135)
------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (3,302,379)     (42,929,532)   (3,070,346)     (32,132,521)
------------------------------------------------------------------------------------------------------------------------
  Class C                                                     (1,025,136)     (13,334,435)     (726,714)      (7,564,636)
========================================================================================================================
                                                              (2,683,489)   $ (31,256,513)     (296,295)   $   5,400,858
________________________________________________________________________________________________________________________
========================================================================================================================

(a) There is one entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 10% of the outstanding shares of the Fund. AIM Distributors has an agreement with this entity to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, AIM/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this shareholder is also owned beneficially.

NOTE 14--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                      CLASS A
                                ------------------------------------------------------------------------------------
                                                                                         THREE MONTHS         YEAR
                                               YEAR ENDED OCTOBER 31,                       ENDED            ENDED
                                -----------------------------------------------------    OCTOBER 31,        JULY 31,
                                  2004           2003           2002           2001          2000             2000
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
  period                        $  13.37       $  10.10       $  12.49       $  26.05      $  25.79         $  14.86
--------------------------------------------------------------------------------------------------------------------
Income from investment
  operations:
  Net investment income (loss)     (0.08)(a)      (0.12)(a)      (0.04)(b)       0.05          0.03            (0.14)(a)
--------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on
    securities (both realized
    and unrealized)                 0.20           3.39          (2.35)         (3.51)         0.23            11.97
====================================================================================================================
    Total from investment
      operations                    0.12           3.27          (2.39)         (3.46)         0.26            11.83
====================================================================================================================
Less distributions:
  Dividends from net
    investment income                 --             --             --          (0.01)           --               --
--------------------------------------------------------------------------------------------------------------------
  Distributions from net
    realized gains                    --             --             --         (10.09)           --            (0.90)
====================================================================================================================
    Total distributions               --             --             --         (10.10)           --            (0.90)
====================================================================================================================
Net asset value, end of period  $  13.49       $  13.37       $  10.10       $  12.49      $  26.05         $  25.79
____________________________________________________________________________________________________________________
====================================================================================================================
Total return(c)                     0.90%         32.38%        (19.14)%       (18.27)%        1.01%           81.64%
____________________________________________________________________________________________________________________
====================================================================================================================
Ratios/supplemental data:
Net assets, end of period
  (000s omitted)                $225,437       $237,846       $170,276       $267,260      $442,913         $449,044
____________________________________________________________________________________________________________________
====================================================================================================================
Ratio of expenses to average
  net assets (including
  interest expense and
  dividends on short sales
  expense):
  With fee waivers and/or
    expense reimbursements          1.01%(d)       1.40%          0.78%          1.15%         1.50%(e)         1.73%
--------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or
    expense reimbursements          1.02%(d)       1.40%          0.88%          1.25%         1.60%(e)         1.81%
====================================================================================================================
Ratio of expenses to average
  net assets (excluding
  interest expense and
  dividends on short sales
  expense):
  With fee waivers and/or
    expense reimbursements          0.94%(d)       1.29%          0.72%          1.13%         1.41%(e)         1.47%
--------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or
    expense reimbursements          0.95%(d)       1.29%          0.82%          1.23%         1.51%(e)         1.55%
====================================================================================================================
Ratio of interest expense and
  dividends on short sales
  expense to average net
  assets                            0.07%(d)(f)     0.11%         0.06%          0.02%         0.09%(e)         0.26%
====================================================================================================================
Ratio of net investment income
  (loss) to average net assets     (0.61)%(d)     (1.09)%        (0.30)%(b)      0.30%         0.39%(e)        (0.63)%
____________________________________________________________________________________________________________________
====================================================================================================================
Portfolio turnover rate(g)           127%           223%           225%           250%           52%             198%
____________________________________________________________________________________________________________________
====================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share and the ratio of net investment income to average net assets would have remained the same. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to November 1, 2001, have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholders transactions. Does not include sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $254,032,089.
(e)  Annualized.
(f) Ratio includes interest expense and fees on the committed line of credit.
(g)  Not annualized for periods less than one year.

                                                                             CLASS B
                                     ---------------------------------------------------------------------------------------
                                                                                                 THREE MONTHS         YEAR
                                                      YEAR ENDED OCTOBER 31,                        ENDED            ENDED
                                     --------------------------------------------------------    OCTOBER 31,        JULY 31,
                                       2004            2003             2002           2001          2000             2000
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
  period                             $  12.70        $   9.66         $  12.03       $  25.61      $  25.41         $  14.75
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)          (0.17)(a)       (0.18)(a)        (0.14)(b)      (0.07)        (0.02)           (0.30)(a)
----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities
    (both realized and unrealized)       0.21            3.22            (2.23)         (3.42)         0.22            11.86
============================================================================================================================
    Total from investment
      operations                         0.04            3.04            (2.37)         (3.49)         0.20            11.56
============================================================================================================================
Less distributions from net
  realized gains                           --              --               --         (10.09)           --            (0.90)
============================================================================================================================
Net asset value, end of period       $  12.74        $  12.70         $   9.66       $  12.03      $  25.61         $  25.41
____________________________________________________________________________________________________________________________
============================================================================================================================
Total return(c)                          0.31%          31.47%          (19.70)%       (18.93)%        0.79%           80.38%
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                           $123,703        $145,779         $126,022       $208,563      $325,957         $326,571
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratio of expenses to average net
  assets (including interest
  expense and dividends on short
  sales expense)                         1.66%(d)(e)     2.05%            1.53%          1.91%         2.27%(f)         2.48%
============================================================================================================================
Ratio of expenses to average net
  assets (excluding interest
  expense and dividends on short
  sales expense)                         1.59%(d)(g)     1.94%            1.47%          1.89%         2.18%(f)         2.22%
============================================================================================================================
Ratio of interest expense and
  dividends on short sales expense
  to average net assets                  0.07%(d)(h)     0.11%            0.06%          0.02%         0.09%(f)         0.26%
============================================================================================================================
Ratio of net investment income
  (loss) to average net assets          (1.26)%(d)      (1.74)%          (1.05)%(b)     (0.46)%       (0.37)%(f)       (1.38)%
____________________________________________________________________________________________________________________________
============================================================================================================================
Portfolio turnover rate(i)                127%            223%             225%           250%           52%             198%
____________________________________________________________________________________________________________________________
============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share and the ratio of net investment income to average net assets would have remained the same. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to November 1, 2001, have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholders transactions. Does not include sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $144,177,236.
(e) After fee waivers and/or expense reimbursements. Ratio to expenses to average net assets (including interest expense and dividends on short sales expense) prior to fee waivers and/or expense reimbursements was 1.67%.
(f)  Annualized.
(g) After fee waivers and/or expense reimbursements. Ratio to expenses to average net assets (excluding interest expense and dividends on short sales expense) prior to fee waivers and/or expense reimbursements was 1.60%.
(h) Ratio includes interest expense and fees on the committed line of credit.
(i)  Not annualized for periods less than one year.

                                                                                    CLASS C
                                               ----------------------------------------------------------------------------------
                                                                                                      THREE MONTHS         YEAR
                                                             YEAR ENDED OCTOBER 31,                      ENDED            ENDED
                                               ---------------------------------------------------    OCTOBER 31,        JULY 31,
                                                2004            2003          2002          2001          2000             2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period           $ 12.72         $  9.67       $ 12.05       $ 25.63      $ 25.43          $ 14.78
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                   (0.17)(a)       (0.19)(a)     (0.14)(b)     (0.07)       (0.02)           (0.32)(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                      0.20            3.24         (2.24)        (3.42)        0.22            11.87
=================================================================================================================================
    Total from investment operations              0.03            3.05         (2.38)        (3.49)        0.20            11.55
=================================================================================================================================
Less distributions from net realized gains          --              --            --        (10.09)          --            (0.90)
=================================================================================================================================
Net asset value, end of period                 $ 12.75         $ 12.72       $  9.67       $ 12.05      $ 25.63          $ 25.43
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                   0.24%          31.54%       (19.75)%      (18.91)%       0.79%           80.15%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)       $29,170         $26,942       $17,192       $26,637      $46,111          $44,557
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets
  (including interest expense and dividends
  on short sales expense)                         1.66%(d)(e)     2.05%         1.53%         1.91%        2.27%(f)         2.48%
=================================================================================================================================
Ratio of expenses to average net assets
  (excluding interest expense and dividends
  on short sales expense)                         1.59%(d)(g)     1.94%         1.47%         1.89%        2.18%(f)         2.22%
=================================================================================================================================
Ratio of interest expense and dividends on
  short sales expense to average net assets       0.07%(d)(h)     0.11%         0.06%         0.02%        0.09%(f)         0.26%
=================================================================================================================================
Ratio of net investment income (loss) to
  average net assets                             (1.26)%(d)      (1.74)%       (1.05)%(b)    (0.46)%      (0.37)%(f)       (1.38)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(i)                         127%            223%          225%          250%          52%             198%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share and the ratio of net investment income to average net assets would have remained the same. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to November 1, 2001, have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholders transactions. Does not include sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $32,082,425.
(e) After fee waivers and/or expense reimbursements. Ratio to expenses to average net assets (including interest expense and dividends on short sales expense) prior to fee waivers and/or expense reimbursements was 1.67%.
(f)  Annualized.
(g) After fee waivers and/or expense reimbursements. Ratio to expenses to average net assets (excluding interest expense and dividends on short sales expense) prior to fee waivers and/or expense reimbursements was 1.60%.
(h) Ratio includes interest expense and fees on the committed line of credit.
(i)  Not annualized for periods less than one year.

NOTE 15--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders.

    As described more fully below, INVESCO Funds Group, Inc. ("IFG"), the former investment advisor to certain AIM Funds, A I M Advisors, Inc. ("AIM"), the Fund's investment advisor, and A I M Distributors, Inc. ("ADI"), the distributor of the retail AIM Funds and a wholly owned subsidiary of AIM, reached final settlements with the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), the Colorado Division of Securities ("CODS") and the Secretary of State of the State of Georgia to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG.

    In addition, as described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

    As a result of the matters discussed below, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

Settled Enforcement Actions and Investigations Related to Market Timing

    On October 8, 2004, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, announced that final settlements had been reached with the SEC, the NYAG, the COAG and the Secretary of State of Georgia to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. A final settlement also has been reached with the Colorado Division of Securities ("CODS") with respect to this matter. In their enforcement actions and investigations, these regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that IFG and AIM had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG, AIM and ADI breached various Federal and state securities, business and consumer protection laws. Under the terms of the settlements, IFG, AIM and ADI consent to the entry of settlement orders or assurances of discontinuance, as applicable, by the regulators containing certain terms, some of which are described below, without admitting or denying any wrongdoing.

    Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of the $325 million total payment, half will be paid on or before December 31, 2004 and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties. The entire $50 million payment by AIM and ADI has been paid.

    The entire $325 million IFG settlement payment will be available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant to be appointed under the settlements. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC.

    Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on the AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees. IFG will also pay $1.5 million to the COAG to be used for investor education purposes and to reimburse the COAG for actual costs. Finally, IFG and AIM will pay $175,000 to the Secretary of State of Georgia to be used for investor education purposes and to reimburse the Secretary of State for actual costs.

    None of the costs of the settlements will be borne by the AIM Funds or by Fund shareholders.

    Under the terms of the settlements, AIM will make certain governance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant, a corporate ombudsman and, as stated above, an independent distribution consultant. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party.

    In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

    On October 8, 2004, the SEC announced that it had settled a market timing enforcement action against Raymond R. Cunningham, the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by IFG. As part of the settlement, the SEC ordered Mr. Cunningham to pay $1 in restitution and civil penalties in the amount of $500,000. In addition, the SEC prohibited Mr. Cunningham from associating with an investment advisor, broker, dealer or investment company for a period of two years and further prohibited him from serving as an officer or director of an investment advisor, broker, dealer or investment company for a period of five years.

    On August 31, 2004, the SEC announced that it had settled market timing enforcement actions against Timothy J. Miller, the former chief investment officer and a former portfolio manager for IFG, Thomas A. Kolbe, the former national sales manager of IFG, and Michael D. Legoski, a former assistant vice president in IFG's sales department. As part of the settlements, the SEC ordered Messrs. Miller, Kolbe and Legoski to pay $1 in restitution each and civil penalties in the amounts of $150,000, $150,000 and $40,000, respectively. In addition, the SEC prohibited each of them from associating with an investment advisor or investment company for a period of one year, prohibited Messrs. Miller and Kolbe from serving as an officer or director of an investment advisor or investment company for three years and two years, respectively, and prohibited Mr. Legoski from associating with a broker or dealer for a period of one year.

    As referenced by the SEC in the SEC's settlement order, one former officer of ADI and one current officer of AIM (who has taken a voluntary leave of absence) have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to market timing activity in the AIM Funds.

    At the request of the trustees of the AIM Funds, AMVESCAP has agreed to pay all of the expenses incurred by such Funds related to the market timing investigations, including expenses incurred in connection with the regulatory complaints against IFG alleging market timing and the market timing investigations with respect to IFG and AIM.

    The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on the AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant to be appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement amounts may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the ongoing matters described below may have on AIM, ADI or the Fund.

Ongoing Regulatory Inquiries Concerning IFG and AIM

    IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.

    AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the New York Stock Exchange, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division and the U.S. Postal Inspection Service, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

Private Civil Actions Alleging Market Timing

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, A I M Management Group Inc. ("AIM Management"), AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.

    All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. Plaintiffs in one of the underlying lawsuits transferred to the MDL Court continue to seek remand of their action to state court.

Private Civil Actions Alleging Improper Use of Fair Value Pricing

    Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc., ADI and/or INVESCO Distributors, Inc.) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Charging of Distribution Fees on Closed Funds or Share Classes

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of AIM Opportunities II Fund
And Board of Trustees of AIM Special Opportunities Funds:



We have audited the accompanying statement of assets and liabilities of AIM Opportunities II Fund (a portfolio of AIM Special Opportunities Funds), including the schedule of investments, as of October 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period ended October 31, 2000 were audited by other auditors whose report dated December 6, 2000, expressed an unqualified opinion on those financial highlights.



We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Opportunities II Fund as of October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Houston, Texas                                             -s- ERNST & YOUNG LLP
December 15, 2004

FINANCIALS

SCHEDULE OF INVESTMENTS

October 31, 2004


                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
COMMON STOCKS-81.36%

AEROSPACE & DEFENSE-1.78%

Engineered Support Systems, Inc.                   20,000   $    960,800
------------------------------------------------------------------------
L-3 Communications Holdings, Inc.                  15,000        988,950
------------------------------------------------------------------------
Rockwell Collins, Inc.                             25,000        886,750
========================================================================
                                                               2,836,500
========================================================================

AIR FREIGHT & LOGISTICS-1.29%

Forward Air Corp.(a)                               50,000      2,058,500
========================================================================

APPAREL RETAIL-3.96%

AnnTaylor Stores Corp.(a)                          33,100        743,426
------------------------------------------------------------------------
Hot Topic, Inc.(a)                                 70,000      1,439,200
------------------------------------------------------------------------
Pacific Sunwear of California, Inc.(a)            120,000      2,812,800
------------------------------------------------------------------------
Ross Stores, Inc.                                  50,000      1,313,500
========================================================================
                                                               6,308,926
========================================================================

APPAREL, ACCESSORIES & LUXURY GOODS-0.56%

Fossil, Inc.(a)                                    30,000        892,800
========================================================================

APPLICATION SOFTWARE-0.82%

Henry (Jack) & Associates, Inc.                    70,000      1,304,800
========================================================================

ASSET MANAGEMENT & CUSTODY BANKS-2.01%

Apollo Investment Corp.                            61,500        836,400
------------------------------------------------------------------------
Federated Investors, Inc.-Class B                  24,000        695,760
------------------------------------------------------------------------
Legg Mason, Inc.                                   26,250      1,672,387
========================================================================
                                                               3,204,547
========================================================================

AUTO PARTS & EQUIPMENT-3.13%

American Axle & Manufacturing Holdings, Inc.       25,000        717,500
------------------------------------------------------------------------
Autoliv, Inc.                                     100,000      4,275,000
========================================================================
                                                               4,992,500
========================================================================

BIOTECHNOLOGY-1.93%

Amylin Pharmaceuticals, Inc.(a)                    30,000        639,000
------------------------------------------------------------------------
Invitrogen Corp.(a)                                25,000      1,447,500
------------------------------------------------------------------------
MedImmune, Inc.(a)                                 35,000        994,700
========================================================================
                                                               3,081,200
========================================================================

BROADCASTING & CABLE TV-5.14%

Cox Radio, Inc.-Class A(a)                         60,000        954,000
------------------------------------------------------------------------
Emmis Communications Corp.-Class A(a)              75,000      1,402,500
------------------------------------------------------------------------
Entercom Communications Corp.(a)                   30,000        996,000
------------------------------------------------------------------------
Univision Communications Inc.-Class A(a)           57,500      1,780,200
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

BROADCASTING & CABLE TV-(CONTINUED)

XM Satellite Radio Holdings Inc.-Class
  A(a)(b)                                          95,000   $  3,070,400
========================================================================
                                                               8,203,100
========================================================================

COMMUNICATIONS EQUIPMENT-3.07%

Avaya Inc.(a)                                     125,000      1,800,000
------------------------------------------------------------------------
Comverse Technology, Inc.(a)                      150,000      3,096,000
========================================================================
                                                               4,896,000
========================================================================

CONSUMER FINANCE-0.93%

Capital One Financial Corp.                        20,000      1,475,200
========================================================================

DATA PROCESSING & OUTSOURCED SERVICES-2.97%

Alliance Data Systems Corp.(a)                     50,000      2,114,000
------------------------------------------------------------------------
DST Systems, Inc.(a)                               20,000        897,000
------------------------------------------------------------------------
SunGard Data Systems Inc.(a)                       65,000      1,721,850
========================================================================
                                                               4,732,850
========================================================================

ELECTRONIC EQUIPMENT MANUFACTURERS-2.88%

National Instruments Corp.                        100,000      2,753,000
------------------------------------------------------------------------
Symbol Technologies, Inc.                         125,000      1,836,250
========================================================================
                                                               4,589,250
========================================================================

EMPLOYMENT SERVICES-0.50%

Robert Half International Inc.                     30,000        795,900
========================================================================

GENERAL MERCHANDISE STORES-1.43%

Dollar Tree Stores, Inc.(a)                        58,500      1,690,650
------------------------------------------------------------------------
Family Dollar Stores, Inc.                         20,000        591,000
========================================================================
                                                               2,281,650
========================================================================

HEALTH CARE DISTRIBUTORS-1.19%

Henry Schein, Inc.(a)                              30,000      1,896,900
========================================================================

HEALTH CARE EQUIPMENT-1.20%

Beckman Coulter, Inc.                              17,500      1,041,250
------------------------------------------------------------------------
Kinetic Concepts, Inc.(a)                          17,500        872,025
========================================================================
                                                               1,913,275
========================================================================

HEALTH CARE FACILITIES-0.67%

Community Health Systems Inc.(a)                   40,000      1,072,800
========================================================================

HEALTH CARE SERVICES-4.71%

Caremark Rx, Inc.(a)                               60,000      1,798,200
------------------------------------------------------------------------
DaVita, Inc.(a)                                    37,500      1,110,750
------------------------------------------------------------------------
Express Scripts, Inc.(a)                           20,500      1,312,000
------------------------------------------------------------------------
Medco Health Solutions, Inc.(a)                    55,000      1,865,050
------------------------------------------------------------------------


                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
HEALTH CARE SERVICES-(CONTINUED)

Renal Care Group, Inc.(a)                          45,000   $  1,420,200
========================================================================
                                                               7,506,200
========================================================================

HOUSEHOLD PRODUCTS-0.75%

Clorox Co. (The)(b)                                22,000      1,201,200
========================================================================

INDUSTRIAL GASES-1.08%

Airgas, Inc.                                       70,000      1,722,000
========================================================================

INTERNET SOFTWARE & SERVICES-1.56%

CNET Networks, Inc.(a)                             75,000        612,750
------------------------------------------------------------------------
VeriSign, Inc.(a)                                  70,000      1,878,100
========================================================================
                                                               2,490,850
========================================================================

INVESTMENT BANKING & BROKERAGE-3.37%

Jefferies Group, Inc.                              46,000      1,845,980
------------------------------------------------------------------------
Lehman Brothers Holdings Inc.                      20,000      1,643,000
------------------------------------------------------------------------
Raymond James Financial, Inc.                      72,500      1,892,250
========================================================================
                                                               5,381,230
========================================================================

LIFE & HEALTH INSURANCE-0.72%

AFLAC Inc.                                         32,200      1,155,336
========================================================================

OIL & GAS DRILLING-2.49%

Patterson-UTI Energy, Inc.                         80,000      1,538,400
------------------------------------------------------------------------
Rowan Cos., Inc.(a)                                47,000      1,199,910
------------------------------------------------------------------------
Transocean Inc. (Cayman Islands)(a)                35,000      1,233,750
========================================================================
                                                               3,972,060
========================================================================

OIL & GAS EQUIPMENT & SERVICES-1.12%

BJ Services Co.                                    35,000      1,785,000
========================================================================

OIL & GAS EXPLORATION & PRODUCTION-2.27%

Devon Energy Corp.                                 15,000      1,109,550
------------------------------------------------------------------------
Spinnaker Exploration Co.(a)                       22,500        718,200
------------------------------------------------------------------------
Ultra Petroleum Corp. (Canada)(a)                  37,000      1,798,200
========================================================================
                                                               3,625,950
========================================================================

PHARMACEUTICALS-8.20%

Allergan, Inc.                                     20,000      1,431,200
------------------------------------------------------------------------
Barr Pharmaceuticals Inc.(a)                       45,000      1,694,250
------------------------------------------------------------------------
Corcept Therapeutics Inc.(a)                      150,000      1,031,250
------------------------------------------------------------------------
IVAX Corp.(a)                                      31,875        576,938
------------------------------------------------------------------------
Medicis Pharmaceutical Corp.-Class A              125,000      5,083,750
------------------------------------------------------------------------
MGI Pharma, Inc.(a)                                75,000      2,000,250
------------------------------------------------------------------------
Valeant Pharmaceuticals International              17,300        415,200
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

PHARMACEUTICALS-(CONTINUED)

Watson Pharmaceuticals, Inc.(a)                    30,000   $    840,900
========================================================================
                                                              13,073,738
========================================================================

PUBLISHING-2.23%

Getty Images, Inc.(a)                              60,000      3,547,800
========================================================================

RAILROADS-2.46%

Canadian National Railway Co. (Canada)             28,500      1,540,425
------------------------------------------------------------------------
Norfolk Southern Corp.                             70,000      2,376,500
========================================================================
                                                               3,916,925
========================================================================

REGIONAL BANKS-1.98%

Compass Bancshares, Inc.                           25,000      1,194,250
------------------------------------------------------------------------
Cullen/Frost Bankers, Inc.                         40,000      1,960,000
========================================================================
                                                               3,154,250
========================================================================

RESTAURANTS-0.71%

Brinker International, Inc.(a)                     35,000      1,130,500
========================================================================

SEMICONDUCTOR EQUIPMENT-1.22%

Novellus Systems, Inc.(a)                          75,000      1,943,250
========================================================================

SEMICONDUCTORS-0.46%

Intersil Corp.-Class A                             45,000        734,400
========================================================================

SPECIALTY CHEMICALS-0.59%

Valspar Corp. (The)                                20,000        933,200
========================================================================

SPECIALTY STORES-3.74%

PETsMART, Inc.                                     42,500      1,359,150
------------------------------------------------------------------------
United Auto Group, Inc.                           100,000      2,700,000
------------------------------------------------------------------------
Williams-Sonoma, Inc.(a)                           50,000      1,908,500
========================================================================
                                                               5,967,650
========================================================================

TECHNOLOGY DISTRIBUTORS-1.17%

CDW Corp.                                          30,000      1,860,900
========================================================================

THRIFTS & MORTGAGE FINANCE-1.20%

MGIC Investment Corp.                              29,800      1,916,438
========================================================================

WIRELESS TELECOMMUNICATION SERVICES-3.87%

Crown Castle International Corp.(a)               150,000      2,296,500
------------------------------------------------------------------------
Nextel Partners, Inc.-Class A(a)                  100,000      1,684,000
------------------------------------------------------------------------
Western Wireless Corp.-Class A(a)                  75,000      2,185,500
========================================================================
                                                               6,166,000
========================================================================
    Total Common Stocks (Cost $108,220,844)                  129,721,575
========================================================================

                                               PRINCIPAL
                                                 AMOUNT

U.S. TREASURY BILLS-0.63%

1.62%, 12/16/04 (Cost $997,882)(c)             $1,000,000(d) $    997,882
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------


MONEY MARKET FUNDS-15.65%

Liquid Assets Portfolio-Institutional
  Class(e)                                     12,473,814   $ 12,473,814
------------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(e)    12,473,814     12,473,814
========================================================================
    Total Money Market Funds (Cost
      $24,947,628)                                            24,947,628
========================================================================
TOTAL INVESTMENTS-97.64% (Cost $134,166,354)                 155,667,085
========================================================================
OTHER ASSETS LESS LIABILITIES-2.36%                            3,763,428
========================================================================
NET ASSETS-100.00%                                          $159,430,513
________________________________________________________________________
========================================================================



                                                 SHARES
                                                  SOLD         MARKET
                                                 SHORT         VALUE
------------------------------------------------------------------------
SECURITIES SOLD SHORT-1.51%(F)

COMMON STOCKS-1.51%

BREWERS-0.50%

Coors (Adolph) Co.-Class B                         12,000   $    800,400
========================================================================

COMPUTER STORAGE & PERIPHERALS-0.21%

Network Appliance, Inc.                            13,600        332,792
========================================================================

OIL & GAS EQUIPMENT & SERVICES-0.80%

Tidewater Inc.                                     41,100      1,271,223
========================================================================
    Total Common Stock Securities Sold Short
      (Total Proceeds $2,229,292)                           $  2,404,415
________________________________________________________________________
========================================================================

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) A portion of this security is subject to call options written. See Note 1G and Note 8.
(c) Security traded on a discount basis. Unless otherwise indicated, the interest rate shown represents the discount rate at the time of purchase by the Fund.
(d) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 1I and Note 9.
(e) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(f) Collateral on short sales was segregated by the Fund in the amount of $5,197,140 which represents 216.15% of the market value of the securities sold short.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2004

ASSETS:

Investments, at market value (cost
  $109,218,726)                                $130,719,457
-----------------------------------------------------------
Investments in affiliated money market funds
  (cost $24,947,628)                             24,947,628
===========================================================
     Total investments (cost $134,166,354)      155,667,085
===========================================================
Receivables for:
  Deposits with brokers for securities sold
     short                                        4,375,137
-----------------------------------------------------------
  Investments sold                                2,621,531
-----------------------------------------------------------
  Variation margin                                   17,250
-----------------------------------------------------------
  Fund shares sold                                   11,834
-----------------------------------------------------------
  Dividends and interest                             47,221
-----------------------------------------------------------
  Short stock rebates                                 4,892
-----------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                               33,428
-----------------------------------------------------------
Other assets                                         26,742
===========================================================
     Total assets                               162,805,120
___________________________________________________________
===========================================================


LIABILITIES:

Payables for:
  Fund shares reacquired                            633,138
-----------------------------------------------------------
  Options written, at market value (premiums
     received $83,562)                              109,675
-----------------------------------------------------------
  Trustee deferred compensation and
     retirement plans                                40,938
-----------------------------------------------------------
Securities sold short, at market value
  (proceeds $2,229,292)                           2,404,415
-----------------------------------------------------------
Accrued distribution fees                            93,463
-----------------------------------------------------------
Accrued trustees' fees                                1,255
-----------------------------------------------------------
Accrued transfer agent fees                          35,306
-----------------------------------------------------------
Accrued operating expenses                           56,417
===========================================================
     Total liabilities                            3,374,607
===========================================================
Net assets applicable to shares outstanding    $159,430,513
___________________________________________________________
===========================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest                  $321,958,006
-----------------------------------------------------------
Undistributed net investment income (loss)          (38,495)
-----------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities, futures contracts,
  option contracts and securities sold short   (183,876,167)
-----------------------------------------------------------
Unrealized appreciation of investment
  securities, futures contracts, option
  contracts and securities sold short            21,387,169
===========================================================
                                               $159,430,513
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                        $ 79,680,481
___________________________________________________________
===========================================================
Class B                                        $ 59,702,285
___________________________________________________________
===========================================================
Class C                                        $ 20,047,747
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                           4,374,982
___________________________________________________________
===========================================================
Class B                                           3,393,283
___________________________________________________________
===========================================================
Class C                                           1,139,341
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $      18.21
-----------------------------------------------------------
  Offering price per share:
     (Net asset value of $18.21 divided by
       94.50%)                                 $      19.27
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
     share                                     $      17.59
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
     share                                     $      17.60
___________________________________________________________
===========================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended October 31, 2004

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $5,505)          $   752,113
-------------------------------------------------------------------------
Dividends from affiliated money market funds                      190,957
-------------------------------------------------------------------------
Interest                                                           34,284
-------------------------------------------------------------------------
Short stock rebates                                                83,637
=========================================================================
    Total investment income                                     1,060,991
=========================================================================

EXPENSES:

Advisory fees                                                     944,388
-------------------------------------------------------------------------
Administrative services fees                                       50,000
-------------------------------------------------------------------------
Custodian fees                                                     32,844
-------------------------------------------------------------------------
Distribution fees:
  Class A                                                         308,106
-------------------------------------------------------------------------
  Class B                                                         697,842
-------------------------------------------------------------------------
  Class C                                                         248,609
-------------------------------------------------------------------------
Line of credit                                                     71,213
-------------------------------------------------------------------------
Transfer agent fees                                               376,404
-------------------------------------------------------------------------
Trustees' fees and retirement benefits                             15,522
-------------------------------------------------------------------------
Dividends on short sales                                           60,800
-------------------------------------------------------------------------
Other                                                             169,923
=========================================================================
    Total expenses                                              2,975,651
=========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangements                                                    (39,416)
=========================================================================
  Net expenses                                                  2,936,235
=========================================================================
Net investment income (loss)                                   (1,875,244)
=========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES, FUTURES CONTRACTS, OPTION CONTRACTS AND
  SECURITIES
  SOLD SHORT:

Net realized gain (loss) from:
  Investment securities                                        15,784,589
-------------------------------------------------------------------------
  Futures contracts                                             2,559,356
-------------------------------------------------------------------------
  Option contracts written                                        879,647
-------------------------------------------------------------------------
  Securities sold short                                          (391,982)
=========================================================================
                                                               18,831,610
=========================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                        (6,449,711)
-------------------------------------------------------------------------
  Futures contracts                                              (479,380)
-------------------------------------------------------------------------
  Option contracts written                                          3,646
-------------------------------------------------------------------------
  Securities sold short                                           (84,717)
=========================================================================
                                                               (7,010,162)
=========================================================================
Net gain from investment securities, futures contracts,
  option contracts and securities sold short                   11,821,448
=========================================================================
Net increase in net assets resulting from operations          $ 9,946,204
_________________________________________________________________________
=========================================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2004 and 2003

                                                                  2004            2003
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $ (1,875,244)   $ (4,034,294)
------------------------------------------------------------------------------------------
  Net realized gain from investment securities, futures
    contracts, option contracts and securities sold short       18,831,610       3,340,879
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, futures contracts, option
    contracts and securities
    sold short                                                  (7,010,162)     42,284,844
==========================================================================================
    Net increase in net assets resulting from operations         9,946,204      41,591,429
==========================================================================================
Share transactions-net:
  Class A                                                      (15,926,486)    (19,809,758)
------------------------------------------------------------------------------------------
  Class B                                                      (19,693,655)    (15,416,222)
------------------------------------------------------------------------------------------
  Class C                                                       (8,800,002)     (8,204,584)
==========================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                        (44,420,143)    (43,430,564)
==========================================================================================
    Net increase (decrease) in net assets                      (34,473,939)     (1,839,135)
==========================================================================================

NET ASSETS:

  Beginning of year                                            193,904,452     195,743,587
==========================================================================================
  End of year (including undistributed net investment income
    (loss) of $(38,495) and $(34,205), respectively).         $159,430,513    $193,904,452
__________________________________________________________________________________________
==========================================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Opportunities II Fund (the "Fund") is a series portfolio of AIM Special Opportunities Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of three separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is long-term growth of capital. Each company listed in the Schedule of Investments is organized in the United States America unless otherwise noted.

    Under the Trust's organizational documents, the Fund's officers, trustees, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income and short stock rebate income are recorded on the accrual basis. Dividend income and dividend expense on short sales are recorded on the ex-dividend date. Premiums and discounts are amortized and/or accreted for financial reporting purposes.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

F. SECURITIES SOLD SHORT -- The Fund may enter into short sales of securities which it concurrently holds (against the box) or for which it holds no corresponding position (naked). Securities sold short represent a liability of the Fund to acquire specific securities at prevailing market prices at a future date in order to satisfy the obligation to deliver the securities sold. The liability is recorded on the books of the Fund at the market value of the common stock determined each day in accordance with the procedures for security valuations disclosed in "A" above. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates.

       The Fund is required to segregate cash or securities as collateral in margin accounts at a level that is equal to the obligation to the broker who delivered such securities to the buyer on behalf of the Fund. The short stock rebate presented in the Statement of Operations represents the net income earned on short sale proceeds held on deposit with the broker and margin interest earned or incurred on short sale transactions. The Fund may also earn or incur margin interest on short sales transactions. Margin interest is the income earned (or expense incurred) as a result of the market value of securities sold short being less than (or greater than) the proceeds received from the short sales.

G. CALL OPTIONS -- The Fund may write and buy call options, including securities index options. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

       A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.

       An option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to the difference between the exercise price of the option and the value of the underlying stock index on the exercise date, multiplied by a fixed "index multiplier." A securities index fluctuates with changes in the market values of the securities included in the index. In the purchase of securities index options, the principal risk is that the premium and transaction costs paid by the Fund in purchasing an option will be lost if the changes in the level of the index do not exceed the cost of the option. In writing securities index options, the principal risk is that the Fund could bear a loss on the options that would be only partially offset (or not offset at all) by the increased value or reduced cost of hedged securities. Moreover, in the event the Fund was unable to close an option it had written, it might be unable to sell the securities used as cover.

H. PUT OPTIONS -- The Fund may purchase and write put options including securities index options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security, securities index, or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying securities to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.

I. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays a base management fee calculated at the annual rate of 1.50% of the Fund's average daily net assets. The base management fee will be adjusted, on a monthly basis, (i) upward at the rate of 0.20%, on a pro rata basis, for each percentage point the 12-month rolling investment performance of the Class A shares exceeds the sum of 2.00% and the 12-month rolling investment record of the S&P MidCap 400 Index, or (ii) downward at the rate of 0.20%, on a pro rata basis, for each percentage point the 12-month rolling investment record of the S&P MidCap 400 Index less 2.00% exceeds the 12-month rolling investment performance of the Class A shares. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended October 31, 2004, AIM waived fees of $2,355.

    For the year ended October 31, 2004, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to assume $34,360 of expenses incurred by the Fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM Funds, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2004, AIM was paid $50,000 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the year ended October 31, 2004, the Fund paid AISI $376,404. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B or Class C shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended October 31, 2004, the Class A, Class B and Class C shares paid $308,106, $697,842 and $248,609, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2004, AIM Distributors advised the Fund that it retained $23,105 in front-end sales commissions from the sale of Class A shares and $0, $1,869 and $742 from Class A, Class B and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC") and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated money market funds for the year ended October 31, 2004.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                         UNREALIZED
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE     DIVIDEND      REALIZED
FUND               10/31/03          AT COST          FROM SALES       (DEPRECIATION)      10/31/04        INCOME      GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
Portfolio-Institutional
  Class            3,456,661       $ 60,271,031      $ (51,253,878)        $   --         $12,473,814     $ 96,347       $   --
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
Portfolio-Institutional
  Class            3,456,661         60,271,031        (51,253,878)            --          12,473,814       94,610           --
==================================================================================================================================
                  $6,913,322       $120,542,062      $(102,507,756)        $   --         $24,947,628     $190,957       $   --
__________________________________________________________________________________________________________________________________
==================================================================================================================================

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures each transaction is effected at the current market price. Pursuant to these procedures, during the year ended October 31, 2004, the Fund engaged in purchases and sales of securities of $1,539,922 and $1,668,646, respectively.

NOTE 5--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended October 31, 2004, the Fund received credits in transfer agency fees of $2,660 and credits in custodian fees of $41 under expense offset arrangements, which resulted in a reduction of the Fund's total expenses of $2,701.

NOTE 6--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended October 31, 2004, the Fund paid legal fees of $4,924 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by JP Morgan Chase Bank. The Fund may borrow up to the lesser of (i) $240,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. The funds which are party to the line of credit are charged a commitment fee of 0.10% on the unused balance of the committed line. During the year ended October 31, 2004, the Fund did not borrow under the line of credit facility.

    Effective November 1, 2004, the Fund entered into a new agreement whereby the Fund may borrow up to the lesser of (i) $225,000,000 or (ii) the limits set by its prospectus for borrowings and the funds that are parties to the line of credit will be charged a commitment fee of 0.09% of the unused balance of the committed line.

    Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan. During the year ended October 31, 2004, the Fund did not borrow or lend under the interfund lending facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 8--OPTION CONTRACTS WRITTEN

                                         TRANSACTIONS DURING THE PERIOD
----------------------------------------------------------------------------------------------------------------
                                                               CALL OPTION CONTRACTS       PUT OPTION CONTRACTS
                                                              ------------------------    ----------------------
                                                              NUMBER OF     PREMIUMS      NUMBER OF    PREMIUMS
                                                              CONTRACTS     RECEIVED      CONTRACTS    RECEIVED
----------------------------------------------------------------------------------------------------------------
Beginning of period                                             2,140      $  132,241          --      $      --
----------------------------------------------------------------------------------------------------------------
Written                                                        17,285       2,020,554       2,853        168,294
----------------------------------------------------------------------------------------------------------------
Closed                                                         (8,138)     (1,265,011)     (2,573)      (144,135)
----------------------------------------------------------------------------------------------------------------
Exercised                                                      (3,087)       (342,004)       (200)       (15,599)
----------------------------------------------------------------------------------------------------------------
Expired                                                        (7,505)       (462,218)        (80)        (8,560)
================================================================================================================
End of period                                                     695      $   83,562          --      $      --
________________________________________________________________________________________________________________
================================================================================================================

                                              OPEN OPTIONS WRITTEN AT PERIOD END
------------------------------------------------------------------------------------------------------------------------------
                                                                                                 OCTOBER 31,
                                                                                                    2004          UNREALIZED
                                                  CONTRACT    STRIKE    NUMBER OF    PREMIUMS      MARKET        APPRECIATION
                                                   MONTH      PRICE     CONTRACTS    RECEIVED       VALUE       (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------------
CALLS
  Clorox Co. (The)                                 Nov-04     $55.0        220       $24,426      $ 17,050         $  7,376
------------------------------------------------------------------------------------------------------------------------------
  XM Satellite Radio Holdings Inc.-Class A         Dec-04      32.5        475        59,136        92,625          (33,489)
==============================================================================================================================
                                                                           695       $83,562      $109,675         $(26,113)
______________________________________________________________________________________________________________________________
==============================================================================================================================

NOTE 9--FUTURES CONTRACTS

On October 31, 2004, $239,000 principal amount of U.S. Treasury obligations was pledged as collateral to cover margin requirements for open futures contracts.

OPEN FUTURES CONTRACTS AT PERIOD END
--------------------------------------------------------------------------------------------------------------------
                                                               NO. OF        MONTH/         MARKET       UNREALIZED
CONTRACT                                                      CONTRACTS    COMMITMENT       VALUE       APPRECIATION
--------------------------------------------------------------------------------------------------------------------
MidCap 400 Futures                                               15        Dec-04/Long    $4,521,000      $87,675
____________________________________________________________________________________________________________________
====================================================================================================================

NOTE 10--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

There were no ordinary income or long-term capital gain distributions paid during the years ended October 31, 2004 and 2003.

TAX COMPONENTS OF NET ASSETS:

As of October 31, 2004, the components of net assets on a tax basis were as follows:

                                                                  2004
---------------------------------------------------------------------------
Unrealized appreciation -- investments                           20,824,721
---------------------------------------------------------------------------
Temporary book/tax differences                                      (38,495)
---------------------------------------------------------------------------
Capital loss carryforward                                      (183,313,719)
---------------------------------------------------------------------------
Shares of beneficial interest                                   321,958,006
===========================================================================
Total net assets                                              $ 159,430,513
___________________________________________________________________________
===========================================================================

    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to losses on wash sales, straddle deferrals and the tax recognition of unrealized gains or losses on certain futures contracts. The tax-basis unrealized appreciation on investments amount includes appreciation (depreciation) on option contracts written of $(26,113).

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund utilized $19,256,129 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of October 31, 2004 which expires as follows:

                                                                CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
-----------------------------------------------------------------------------
October 31, 2008                                                $ 24,128,728
-----------------------------------------------------------------------------
October 31, 2009                                                 123,630,363
-----------------------------------------------------------------------------
October 31, 2010                                                  34,956,611
-----------------------------------------------------------------------------
October 31, 2011                                                     598,017
=============================================================================
Total capital loss carryforward                                 $183,313,719
_____________________________________________________________________________
=============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 11--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended October 31, 2004 was $168,898,919 and $231,282,461, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of:
  Investment securities                                           $25,055,827
-------------------------------------------------------------------------------
  Securities sold short                                                21,482
===============================================================================
Aggregate unrealized (depreciation) of:
  Investment securities                                            (4,029,870)
-------------------------------------------------------------------------------
  Securities sold short                                              (196,605)
===============================================================================
Net unrealized appreciation of investment securities              $20,850,834
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $134,641,128.


Proceeds from securities sold short for tax purposes are $2,229,292.

NOTE 12--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of net operating losses and other reclassifications, on October 31, 2004, undistributed net investment income was increased by $1,870,954, undistributed net realized gain (loss) was decreased by $3,775 and shares of beneficial interest decreased by $1,867,179. This reclassification had no effect on the net assets of the Fund.

NOTE 13--SHARE INFORMATION

The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Under certain circumstances, Class A shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                           CHANGES IN SHARES OUTSTANDING(a)
----------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED OCTOBER 31,
                                                              --------------------------------------------------------
                                                                         2004                          2003
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                        670,900    $ 12,251,244       546,626    $  8,026,367
----------------------------------------------------------------------------------------------------------------------
  Class B                                                        198,887       3,508,448       294,449       4,342,900
----------------------------------------------------------------------------------------------------------------------
  Class C                                                        122,489       2,186,895        94,923       1,374,838
======================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                        115,458       2,104,929        96,537       1,456,537
----------------------------------------------------------------------------------------------------------------------
  Class B                                                       (119,114)     (2,104,929)      (99,005)     (1,456,537)
======================================================================================================================
Reacquired:
  Class A                                                     (1,682,409)    (30,282,659)   (1,990,836)    (29,292,662)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                     (1,207,527)    (21,097,174)   (1,285,596)    (18,302,585)
----------------------------------------------------------------------------------------------------------------------
  Class C                                                       (630,921)    (10,986,897)     (668,940)     (9,579,422)
======================================================================================================================
                                                              (2,532,237)   $(44,420,143)   (3,011,842)   $(43,430,564)
______________________________________________________________________________________________________________________
======================================================================================================================

(a) There is one entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 11% of the outstanding shares of the Fund. AIM Distributors has an agreement with this entity to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distributions, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this shareholder are also owned beneficially.

NOTE 14--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                      CLASS A
                                                   ------------------------------------------------------------------------------
                                                                                                       THREE MONTHS
                                                                YEAR ENDED OCTOBER 31,                   ENDED         YEAR ENDED
                                                   ------------------------------------------------    OCTOBER 31,     JULY 31,
                                                    2004          2003       2002            2001         2000           2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period               $ 17.21       $ 13.70    $ 16.11        $  23.17      $  23.62       $  15.78
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                       (0.12)(a)     (0.27)(a)   (0.07)(a)(b)     0.04(a)      (0.01)        (0.18)(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                   1.12          3.78      (2.34)          (7.10)        (0.44)          9.92
=================================================================================================================================
    Total from investment operations                  1.00          3.51      (2.41)          (7.06)        (0.45)          9.74
=================================================================================================================================
Less distributions:
  Dividends from net investment income                  --            --         --              --            --          (0.02)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                 --            --         --              --            --          (1.88)
=================================================================================================================================
    Total distributions                                 --            --         --              --            --          (1.90)
=================================================================================================================================
Net asset value, end of period                     $ 18.21       $ 17.21    $ 13.70        $  16.11      $  23.17       $  23.62
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                       5.81%        25.62%    (14.96)%        (30.47)%       (1.91)%        65.58%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)           $79,680       $90,696    $90,696        $155,356      $309,391       $336,203
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets
  (including interest expense and dividends on
  short sale expense):
  With fee waivers and/or expense reimbursements      1.27%(d)      2.45%      1.18%           1.33%         2.06%(e)       2.33%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense
    reimbursements                                    1.29%(d)      2.45%      1.28%           1.43%         2.16%(e)       2.40%
=================================================================================================================================
Ratio of expenses to average net assets
  (excluding interest expense and dividends on
  short sale expense):
  With fee waivers and/or expense reimbursements      1.20%(d)      2.30%      1.07%           1.24%         1.93%(e)       2.08%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense
    reimbursements                                    1.22%(d)      2.30%      1.17%           1.34%         2.03%(e)       2.15%
=================================================================================================================================
Ratio of net investment income (loss) to average
  net assets                                         (0.69)%(d)    (1.82)%    (0.44)%(b)       0.20%        (0.08)%(e)     (0.80)%
=================================================================================================================================
Ratio of interest expense and dividends on short
  sale expense to average net assets(f)               0.07%(d)      0.15%      0.11%           0.09%         0.13%(e)       0.25%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(g)                             107%          216%       203%            289%           49%           196%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective November 1, 2001, the Fund adopted provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share and the ratio of net investment income to average net assets would have remained the same. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $88,030,198.
(e)  Annualized.
(f) Ratio includes interest expense and fees on the committed line of credit.
(g)  Not annualized for periods less than one year.


                                                                              CLASS B
                                   ----------------------------------------------------------------------------------------------
                                                                                                                NOVEMBER 12, 1999
                                                                                                THREE MONTHS    (DATE SALES
                                                   YEAR ENDED OCTOBER 31,                         ENDED         COMMENCED) TO
                                   ------------------------------------------------------       OCTOBER 31,       JULY 31,
                                    2004          2003          2002               2001            2000             2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
  period                           $ 16.73       $ 13.41       $ 15.89           $  23.02         $  23.51          $  17.83
---------------------------------------------------------------------------------------------------------------------------------
Income from investment
  operations:
  Net investment income (loss)       (0.23)(a)     (0.36)(a)     (0.18)(a)(b)       (0.11)(a)        (0.05)            (0.28)(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on
    securities (both realized and
    unrealized)                       1.09          3.68         (2.30)             (7.02)           (0.44)             5.97
=================================================================================================================================
    Total from investment
      operations                      0.86          3.32         (2.48)             (7.13)           (0.49)             5.69
=================================================================================================================================
Less distributions from net
  investment income                     --            --            --                 --               --             (0.01)
=================================================================================================================================
Net asset value, end of period     $ 17.59       $ 16.73       $ 13.41           $  15.89         $  23.02          $  23.51
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                       5.14%        24.76%       (15.61)%           (30.97)%          (2.08)%           31.95%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                         $59,702       $75,639       $75,250           $124,588         $225,060          $255,439
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net
  assets (including interest
  expense and dividends on short
  sale expense)                       1.92%(d)(e)    3.10%        1.93%              2.10%            2.81%(f)          3.08%(f)
=================================================================================================================================
Ratio of expenses to average net
  assets (excluding interest
  expense and dividends on short
  sale expense)                       1.85%(d)(e)    2.95%        1.82%              2.00%            2.68%(f)          2.83%(f)
=================================================================================================================================
Ratio of net investment income
  (loss) to average net assets       (1.34)%(d)    (2.47)%       (1.19)%(b)         (0.57)%          (0.83)%(f)        (1.55)%(f)
=================================================================================================================================
Ratio of interest expense and
  dividends on short sale expense
  to average net assets(g)            0.07%(d)      0.15%         0.11%              0.09%            0.13%(f)          0.25%(f)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(h)             107%          216%          203%               289%              49%              196%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective November 1, 2001, the Fund adopted provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share and the ratio of net investment income to average net assets would have remained the same. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $69,784,200.
(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.94% and 1.87% including interest expense and dividends on short sale expense and excluding interest expense and dividends on short sale expense, respectively.
(f)  Annualized.
(g) Ratio includes interest expense and fees on the committed line of credit.
(h)  Not annualized for periods less than one year.


                                                                                CLASS C
                                       ------------------------------------------------------------------------------------------
                                                                                                                NOVEMBER 12, 1999
                                                                                                THREE MONTHS    (DATE SALES
                                                      YEAR ENDED OCTOBER 31,                      ENDED         COMMENCED) TO
                                       -----------------------------------------------------    OCTOBER 31,       JULY 31,
                                        2004          2003          2002              2001        2000              2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period   $ 16.73       $ 13.41       $ 15.89           $ 23.02      $ 23.51           $  17.83
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)           (0.23)(a)     (0.36)(a)     (0.18)(a)(b)      (0.11)(a)     (0.05)            (0.28)(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities
    (both realized and unrealized)        1.10          3.68         (2.30)            (7.02)       (0.44)              5.97
=================================================================================================================================
    Total from investment operations      0.87          3.32         (2.48)            (7.13)       (0.49)              5.69
=================================================================================================================================
Less distributions from net
  investment income                         --            --            --                --           --              (0.01)
=================================================================================================================================
Net asset value, end of period         $ 17.60       $ 16.73       $ 13.41           $ 15.89      $ 23.02           $  23.51
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                           5.20%        24.76%       (15.61)%          (30.97)%      (2.08)%            31.95%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                             $20,048       $27,570       $29,798           $51,412      $96,817           $100,452
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net
  assets (including interest expense
  and dividends on short sale
  expense)                                1.92%(d)(e)    3.10%        1.93%             2.10%        2.81%(f)           3.08%(f)
=================================================================================================================================
Ratio of expenses to average net
  assets (excluding interest expense
  and dividends on short sale
  expense)                                1.85%(d)(e)    2.95%        1.82%             2.00%        2.68%(f)           2.83%(f)
=================================================================================================================================
Ratio of net investment income (loss)
  to average net assets                  (1.34)%(d)    (2.47)%       (1.19)%(b)        (0.57)%      (0.83)%(f)         (1.55)%(f)
=================================================================================================================================
Ratio of interest expense and
  dividends on short sale expense to
  average net assets(g)                   0.07%(d)      0.15%         0.11%             0.09%        0.13%(f)           0.25%(f)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(h)                 107%          216%          203%              289%          49%               196%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective November 1, 2001, the Fund adopted provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share and the ratio of net investment income to average net assets would have remained the same. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $24,860,928.
(e) After fee waivers and/or expense reimbursements. Ratio to expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.94% and 1.87% including interest expense and dividends on short sale expense and excluding interest expense and dividends on short sale expense, respectively.
(f)  Annualized.
(g) Ratio includes interest expense and fees on the committed line of credit.
(h)  Not annualized for periods less than one year.

NOTE 15--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders.

  As described more fully below, INVESCO Funds Group, Inc. ("IFG"), the former investment advisor to certain AIM Funds, A I M Advisors, Inc. ("AIM"), the Fund's investment advisor, and A I M Distributors, Inc. ("ADI"), the distributor of the retail AIM Funds and a wholly owned subsidiary of AIM, reached final settlements with the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), the Colorado Division of Securities ("CODS") and the Secretary of State of the State of Georgia to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG.

  In addition, as described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

  As a result of the matters discussed below, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

Settled Enforcement Actions and Investigations Related to Market Timing

  On October 8, 2004, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, announced that final settlements had been reached with the SEC, the NYAG, the COAG and the Secretary of State of Georgia to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. A final settlement also has been reached with the Colorado Division of Securities ("CODS") with respect to this matter. In their enforcement actions and investigations, these regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that IFG and AIM had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG, AIM and ADI breached various Federal and state securities, business and consumer protection laws. Under the terms of the settlements, IFG, AIM and ADI consent to the entry of settlement orders or assurances of discontinuance, as applicable, by the regulators containing certain terms, some of which are described below, without admitting or denying any wrongdoing.

  Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of the $325 million total payment, half will be paid on or before December 31, 2004 and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties. The entire $50 million payment by AIM and ADI has been paid.

  The entire $325 million IFG settlement payment will be available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant to be appointed under the settlements. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC.

  Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on the AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees. IFG will also pay $1.5 million to the COAG to be used for investor education purposes and to reimburse the COAG for actual costs. Finally, IFG and AIM will pay $175,000 to the Secretary of State of Georgia to be used for investor education purposes and to reimburse the Secretary of State for actual costs.

  None of the costs of the settlements will be borne by the AIM Funds or by Fund shareholders.

  Under the terms of the settlements, AIM will make certain governance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant, a corporate ombudsman and, as stated above, an independent distribution consultant. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party.

  In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

  On October 8, 2004, the SEC announced that it had settled a market timing enforcement action against Raymond R. Cunningham, the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by IFG. As part of the settlement, the SEC ordered Mr. Cunningham to pay $1 in restitution and civil penalties in the amount of $500,000. In addition, the SEC prohibited Mr. Cunningham from associating with an investment advisor, broker, dealer or investment company for a period of two years and further prohibited him from serving as an officer or director of an investment advisor, broker, dealer or investment company for a period of five years.

  On August 31, 2004, the SEC announced that it had settled market timing enforcement actions against Timothy J. Miller, the former chief investment officer and a former portfolio manager for IFG, Thomas A. Kolbe, the former national sales manager of IFG, and Michael D. Legoski, a former assistant vice president in IFG's sales department. As part of the settlements, the SEC ordered Messrs. Miller, Kolbe and Legoski to pay $1 in restitution each and civil penalties in the amounts of $150,000, $150,000 and $40,000, respectively. In addition, the SEC prohibited each of them from associating with an investment advisor or investment company for a period of one year, prohibited Messrs. Miller and Kolbe from serving as an officer or director of an investment advisor or investment company for three years and two years, respectively, and prohibited Mr. Legoski from associating with a broker or dealer for a period of one year.

  As referenced by the SEC in the SEC's settlement order, one former officer of ADI and one current officer of AIM (who has taken a voluntary leave of absence) have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to market timing activity in the AIM Funds.

  At the request of the trustees of the AIM Funds, AMVESCAP has agreed to pay all of the expenses incurred by such Funds related to the market timing investigations, including expenses incurred in connection with the regulatory complaints against IFG alleging market timing and the market timing investigations with respect to IFG and AIM.

  The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on the AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant to be appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement amounts may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the ongoing matters described below may have on AIM, ADI or the Fund.

Ongoing Regulatory Inquiries Concerning IFG and AIM

  IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.

  AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the New York Stock Exchange, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division and the U.S. Postal Inspection Service, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

Private Civil Actions Alleging Market Timing

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, A I M Management Group Inc. ("AIM Management"), AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.

  All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. Plaintiffs in one of the underlying lawsuits transferred to the MDL Court continue to seek remand of their action to state court.

Private Civil Actions Alleging Improper Use of Fair Value Pricing

  Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc., ADI and/or INVESCO Distributors, Inc.) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Charging of Distribution Fees on Closed Funds or Share Classes

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of AIM Opportunities III Fund
And Board of Trustees of AIM Special Opportunities Funds:



We have audited the accompanying statement of assets and liabilities of AIM Opportunities III Fund (a portfolio of AIM Special Opportunities Funds), including the schedule of investments, as of October 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period ended October 31, 2000 were audited by other auditors whose report dated December 6, 2000, expressed an unqualified opinion on those financial highlights.



We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Opportunities III Fund as of October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Houston, Texas                                             -s- ERNST & YOUNG LLP
December 15, 2004

FINANCIALS

SCHEDULE OF INVESTMENTS

October 31, 2004


                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-88.59%

AEROSPACE & DEFENSE-4.39%

General Dynamics Corp.                            10,000   $  1,021,200
-----------------------------------------------------------------------
Rockwell Collins, Inc.                            20,000        709,400
-----------------------------------------------------------------------
Rolls-Royce Group PLC (United Kingdom)(a)(b)     415,000      1,980,743
-----------------------------------------------------------------------
United Technologies Corp.                         20,000      1,856,400
=======================================================================
                                                              5,567,743
=======================================================================

AIR FREIGHT & LOGISTICS-1.25%

United Parcel Service, Inc.-Class B               20,000      1,583,600
=======================================================================

APPAREL RETAIL-1.04%

Ross Stores, Inc.                                 50,000      1,313,500
=======================================================================

ASSET MANAGEMENT & CUSTODY BANKS-1.25%

Legg Mason, Inc.                                  24,750      1,576,822
=======================================================================

AUTO PARTS & EQUIPMENT-0.45%

American Axle & Manufacturing Holdings, Inc.      20,000        574,000
=======================================================================

BIOTECHNOLOGY-0.79%

Amgen Inc.(b)                                     17,500        994,000
=======================================================================

BROADCASTING & CABLE TV-2.13%

Clear Channel Communications, Inc.                30,000      1,002,000
-----------------------------------------------------------------------
Univision Communications Inc.-Class A(b)          54,700      1,693,512
=======================================================================
                                                              2,695,512
=======================================================================

COMMUNICATIONS EQUIPMENT-3.37%

Avaya Inc.(b)                                    100,000      1,440,000
-----------------------------------------------------------------------
Cisco Systems, Inc.(b)                            40,000        768,400
-----------------------------------------------------------------------
Comverse Technology, Inc.(b)                     100,000      2,064,000
=======================================================================
                                                              4,272,400
=======================================================================

COMPUTER & ELECTRONICS RETAIL-1.40%

Best Buy Co., Inc.                                30,000      1,776,600
=======================================================================

CONSTRUCTION & FARM MACHINERY & HEAVY
  TRUCKS-0.94%

Deere & Co.                                       20,000      1,195,600
=======================================================================

CONSUMER FINANCE-1.16%

Capital One Financial Corp.                       20,000      1,475,200
=======================================================================

DATA PROCESSING & OUTSOURCED SERVICES-2.71%

First Data Corp.                                  35,000      1,444,800
-----------------------------------------------------------------------
SunGard Data Systems Inc.(b)                      75,000      1,986,750
=======================================================================
                                                              3,431,550
=======================================================================

DEPARTMENT STORES-1.20%

Kohl's Corp.(b)                                   30,000      1,522,800
=======================================================================

DIVERSIFIED BANKS-1.95%

Wells Fargo & Co.                                 41,400      2,472,408
=======================================================================

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------


ELECTRONIC EQUIPMENT MANUFACTURERS-2.54%

Agilent Technologies, Inc.(b)                     55,000   $  1,378,300
-----------------------------------------------------------------------
Symbol Technologies, Inc.                        125,000      1,836,250
=======================================================================
                                                              3,214,550
=======================================================================

GENERAL MERCHANDISE STORES-1.97%

Target Corp.                                      50,000      2,501,000
=======================================================================

HEALTH CARE EQUIPMENT-2.74%

Boston Scientific Corp.(b)                        35,000      1,235,500
-----------------------------------------------------------------------
Guidant Corp.                                     15,000        999,300
-----------------------------------------------------------------------
Medtronic, Inc.                                   24,300      1,241,973
=======================================================================
                                                              3,476,773
=======================================================================

HEALTH CARE SERVICES-1.20%

Medco Health Solutions, Inc.(b)                   45,000      1,525,950
=======================================================================

HOME IMPROVEMENT RETAIL-1.71%

Home Depot, Inc. (The)                            52,600      2,160,808
=======================================================================

HOUSEHOLD PRODUCTS-4.84%

Clorox Co. (The)(c)                               22,000      1,201,200
-----------------------------------------------------------------------
Colgate-Palmolive Co.                             50,000      2,231,000
-----------------------------------------------------------------------
Procter & Gamble Co. (The)                        52,800      2,702,304
=======================================================================
                                                              6,134,504
=======================================================================

HYPERMARKETS & SUPER CENTERS-2.13%

Wal-Mart Stores, Inc.                             50,000      2,696,000
=======================================================================

INDUSTRIAL CONGLOMERATES-3.03%

General Electric Co.                             112,600      3,841,912
=======================================================================

INTEGRATED OIL & GAS-3.50%

Exxon Mobil Corp.                                 90,000      4,429,800
=======================================================================

INTERNET SOFTWARE & SERVICES-1.27%

VeriSign, Inc.(b)                                 60,000      1,609,800
=======================================================================

INVESTMENT BANKING & BROKERAGE-6.39%

Bear Stearns Cos. Inc. (The)                      35,000      3,316,250
-----------------------------------------------------------------------
Lehman Brothers Holdings Inc.                     19,500      1,601,925
-----------------------------------------------------------------------
Merrill Lynch & Co., Inc.                         20,000      1,078,800
-----------------------------------------------------------------------
Morgan Stanley                                    22,000      1,123,980
-----------------------------------------------------------------------
Raymond James Financial, Inc.                     37,500        978,750
=======================================================================
                                                              8,099,705
=======================================================================

LIFE & HEALTH INSURANCE-0.76%

AFLAC Inc.                                        26,900        965,172
=======================================================================

OIL & GAS DRILLING-2.80%

Nabors Industries, Ltd. (Bermuda)(b)              30,000      1,473,600
-----------------------------------------------------------------------
Rowan Cos., Inc.(b)                               40,000      1,021,200
-----------------------------------------------------------------------
Transocean Inc. (Cayman Islands)(b)               30,000      1,057,500
=======================================================================
                                                              3,552,300
=======================================================================


                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------

OIL & GAS EQUIPMENT & SERVICES-1.21%

BJ Services Co.                                   30,000   $  1,530,000
=======================================================================

OIL & GAS EXPLORATION & PRODUCTION-0.45%

Spinnaker Exploration Co.(b)                      18,000        574,560
=======================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-2.91%

Citigroup Inc.                                    83,200      3,691,584
=======================================================================

PHARMACEUTICALS-7.41%

Allergan, Inc.                                    20,000      1,431,200
-----------------------------------------------------------------------
Barr Pharmaceuticals Inc.(b)                      42,000      1,581,300
-----------------------------------------------------------------------
Merck & Co. Inc.                                  68,600      2,147,866
-----------------------------------------------------------------------
Pfizer Inc.                                       90,000      2,605,500
-----------------------------------------------------------------------
Teva Pharmaceuticals Industries Ltd.-ADR
  (Israel)                                        50,000      1,300,000
-----------------------------------------------------------------------
Valeant Pharmaceuticals International             13,300        319,200
=======================================================================
                                                              9,385,066
=======================================================================

PUBLISHING-1.15%

Gannett Co., Inc.                                 17,500      1,451,625
=======================================================================

RAILROADS-2.86%

Canadian National Railway Co. (Canada)            26,250      1,418,813
-----------------------------------------------------------------------
Norfolk Southern Corp.                            65,000      2,206,750
=======================================================================
                                                              3,625,563
=======================================================================

SEMICONDUCTOR EQUIPMENT-2.13%

KLA-Tencor Corp.(b)                               25,000      1,138,250
-----------------------------------------------------------------------
Novellus Systems, Inc.(b)                         60,000      1,554,600
=======================================================================
                                                              2,692,850
=======================================================================

SEMICONDUCTORS-2.91%

Analog Devices, Inc.                              20,000        805,200
-----------------------------------------------------------------------
Intel Corp.                                      100,000      2,226,000
-----------------------------------------------------------------------
Intersil Corp.-Class A                            40,000        652,800
=======================================================================
                                                              3,684,000
=======================================================================

SOFT DRINKS-1.94%

Coca-Cola Co. (The)                               22,000        894,520
-----------------------------------------------------------------------
PepsiCo, Inc.                                     31,600      1,566,728
=======================================================================
                                                              2,461,248
=======================================================================

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------


SPECIALTY STORES-1.78%

Bed Bath & Beyond Inc.(b)                         22,500   $    917,775
-----------------------------------------------------------------------
Williams-Sonoma, Inc.(b)                          35,000      1,335,950
=======================================================================
                                                              2,253,725
=======================================================================

SYSTEMS SOFTWARE-1.66%

Microsoft Corp.                                   75,000      2,099,250
=======================================================================

THRIFTS & MORTGAGE FINANCE-3.27%

Freddie Mac(c)                                    39,000      2,597,400
-----------------------------------------------------------------------
MGIC Investment Corp.                             24,000      1,543,440
=======================================================================
                                                              4,140,840
=======================================================================
    Common Stocks & Other Equity Interests (Cost
      $99,316,682)                                          112,250,320
=======================================================================

MONEY MARKET FUNDS-9.04%

Liquid Assets Portfolio-Institutional
  Class(d)                                     5,724,049      5,724,049
-----------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(d)    5,724,049      5,724,049
=======================================================================
    Total Money Market Funds (Cost
      $11,448,098)                                           11,448,098
=======================================================================
TOTAL INVESTMENTS-97.63% (Cost $110,764,780)                123,698,418
=======================================================================
OTHER ASSETS LESS LIABILITIES-2.37%                           3,007,144
=======================================================================
NET ASSETS-100.00%                                          126,705,562
=======================================================================


                                               SHARES
                                                SOLD
                                               SHORT
SECURITIES SOLD SHORT-2.68%(E)

COMMON STOCKS-2.68%

BREWERS-0.53%

Coors (Adolph) Co.-Class B                     10,000      667,000
==================================================================

COMPUTER STORAGE & PERIPHERALS-0.21%

Network Appliance, Inc.                        10,700      261,829
==================================================================

INTEGRATED OIL & GAS-1.10%

Occidental Petroleum Corp.                     25,000    1,395,750
==================================================================

OIL & GAS EQUIPMENT & SERVICES-0.84%

Tidewater Inc.                                 34,600    1,070,178
==================================================================
    Total Common Stock Securities Sold Short
      (Total Proceeds $3,096,429)                       $3,394,757
__________________________________________________________________
==================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The market value of this security at October 31, 2004, represented 1.60% of the Fund's Total Investments. See Note 1A.
(b) Non-income producing security.
(c) A portion of this security is subject to call options written. See Note 1I and Note 8.
(d) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(e) Collateral on short sales was segregated by the Fund in the amount of $5,662,820, which represents 166.81% of the market value of securities sold short.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2004

ASSETS:

Investments, at market value (cost
  $99,316,682)                                 $ 112,250,320
------------------------------------------------------------
Investments in affiliated money market funds
  (cost $11,448,098)                              11,448,098
============================================================
    Total investments (cost $110,764,780)        123,698,418
============================================================
Receivables for:
  Deposits with brokers for securities sold
    short                                          4,734,287
------------------------------------------------------------
  Investments sold                                 2,257,429
------------------------------------------------------------
  Fund shares sold                                    13,735
------------------------------------------------------------
  Dividends and interest                             117,461
------------------------------------------------------------
  Short stock rebates                                  5,851
------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                30,009
------------------------------------------------------------
Other assets                                          11,196
============================================================
    Total assets                                 130,868,386
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Fund shares reacquired                             579,472
------------------------------------------------------------
  Options written, at market value (premiums
    received $26,649)                                 17,570
------------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                  36,916
------------------------------------------------------------
Securities sold short, at market value
  (proceeds $3,096,429)                            3,394,757
------------------------------------------------------------
Accrued distribution fees                             76,961
------------------------------------------------------------
Accrued trustees' fees                                 1,197
------------------------------------------------------------
Accrued transfer agent fees                           17,978
------------------------------------------------------------
Accrued operating expenses                            37,973
============================================================
    Total liabilities                              4,162,824
============================================================
Net assets applicable to shares outstanding    $ 126,705,562
____________________________________________________________
============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                  $ 401,263,167
------------------------------------------------------------
Undistributed net investment income (loss)           (31,909)
------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities, foreign currencies,
  futures contracts, option contracts and
  securities sold short                         (287,170,760)
------------------------------------------------------------
Unrealized appreciation of investment
  securities, foreign currencies, futures
  contracts, option contracts and securities
  sold short                                      12,645,064
============================================================
                                               $ 126,705,562
____________________________________________________________
============================================================

NET ASSETS:

Class A                                        $  54,788,241
____________________________________________________________
============================================================
Class B                                        $  54,796,736
____________________________________________________________
============================================================
Class C                                        $  17,120,585
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                            6,801,164
____________________________________________________________
============================================================
Class B                                            7,021,558
____________________________________________________________
============================================================
Class C                                            2,194,279
____________________________________________________________
============================================================
Class A:
  Net asset value per share                    $        8.06
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $8.06 divided by
      94.50%)                                  $        8.53
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
    share                                      $        7.80
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
    share                                      $        7.80
____________________________________________________________
============================================================


See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended October 31, 2004

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $7,547)          $ 1,759,806
-------------------------------------------------------------------------
Dividends from affiliated money market funds                       78,156
-------------------------------------------------------------------------
Interest                                                           18,280
-------------------------------------------------------------------------
Short stock rebates                                                71,885
=========================================================================
    Total investment income                                     1,928,127
=========================================================================

EXPENSES:

Advisory fees                                                     790,522
-------------------------------------------------------------------------
Administrative services fees                                       50,000
-------------------------------------------------------------------------
Custodian fees                                                     35,824
-------------------------------------------------------------------------
Distribution fees:
  Class A                                                         245,760
-------------------------------------------------------------------------
  Class B                                                         669,217
-------------------------------------------------------------------------
  Class C                                                         218,651
-------------------------------------------------------------------------
Interest and line of credit                                       299,251
-------------------------------------------------------------------------
Transfer agent fees                                               414,934
-------------------------------------------------------------------------
Trustees' fees and retirement benefits                             15,047
-------------------------------------------------------------------------
Dividends on short sales                                           59,573
-------------------------------------------------------------------------
Other                                                             230,522
=========================================================================
    Total expenses                                              3,029,301
=========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangement                                                     (36,961)
=========================================================================
    Net expenses                                                2,992,340
=========================================================================
Net investment income (loss)                                   (1,064,213)
=========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES, FOREIGN CURRENCIES, FUTURES CONTRACTS, OPTION
  CONTRACTS AND SECURITIES SOLD SHORT:

Net realized gain (loss) from:
  Investment securities                                         7,467,734
-------------------------------------------------------------------------
  Foreign currencies                                                7,238
-------------------------------------------------------------------------
  Futures contracts                                               795,909
-------------------------------------------------------------------------
  Option contracts written                                        762,718
-------------------------------------------------------------------------
  Securities sold short                                          (821,567)
=========================================================================
                                                                8,212,032
=========================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                        (6,741,711)
-------------------------------------------------------------------------
  Foreign currencies                                                  676
-------------------------------------------------------------------------
  Futures contracts                                               (77,735)
-------------------------------------------------------------------------
  Option contracts written                                         84,497
-------------------------------------------------------------------------
  Securities sold short                                           (20,079)
=========================================================================
                                                               (6,754,352)
=========================================================================
Net gain from investment securities, foreign currencies,
  futures contracts, option contracts and securities sold
  short                                                         1,457,680
=========================================================================
Net increase in net assets resulting from operations          $   393,467
_________________________________________________________________________
=========================================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2004 and 2003

                                                        2004            2003
--------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                      $ (1,064,213)   $ (2,205,484)
--------------------------------------------------------------------------------
  Net realized gain (loss) from investment
    securities, foreign currencies, futures
    contracts, option contracts and securities
    sold short                                         8,212,032      (8,142,133)
--------------------------------------------------------------------------------
  Change in net unrealized appreciation
    (depreciation) of investment securities,
    foreign currencies, futures contracts, option
    contracts and securities sold short               (6,754,352)     32,535,883
================================================================================
    Net increase in net assets resulting from
     operations                                          393,467      22,188,266
================================================================================
Share transactions-net:
  Class A                                            (24,073,386)    (21,211,606)
--------------------------------------------------------------------------------
  Class B                                            (16,058,824)    (15,744,252)
--------------------------------------------------------------------------------
  Class C                                             (6,959,632)     (9,396,783)
================================================================================
    Net increase (decrease) in net assets
     resulting from share transactions               (47,091,842)    (46,352,641)
================================================================================
    Net increase (decrease) in net assets            (46,698,375)    (24,164,375)
================================================================================

NET ASSETS:

  Beginning of year                                  173,403,937     197,568,312
================================================================================
  End of year (including undistributed net
    investment income (loss) of $(31,909) and
    $(26,276), respectively)                        $126,705,562    $173,403,937
________________________________________________________________________________
================================================================================

NOTES TO FINANCIAL STATEMENTS

October 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Opportunities III Fund (the "Fund") is a series portfolio of AIM Special Opportunities Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of three separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's objective is long-term growth of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, the Fund's officers, trustees, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income and short stock rebate income are recorded on the accrual basis. Dividend income and dividend expense on short sales are recorded on the ex-dividend date. Premiums and discounts are amortized and/or accreted for financial reporting purposes.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

F. SECURITIES SOLD SHORT -- The Fund may enter into short sales of securities which it concurrently holds (against the box) or for which it holds no corresponding position (naked). Securities sold short represent a liability of the Fund to acquire specific securities at prevailing market prices at a future date in order to satisfy the obligation to deliver the securities sold. The liability is recorded on the books of the Fund at the market value of the common stock determined each day in accordance with the procedures for security valuations disclosed in "A" above. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. The Fund is required to segregate cash or securities as collateral in margin accounts at a level that is equal to the obligation to the broker who delivered such securities to the buyer on behalf of the Fund. The short stock rebate presented in the Statement of Operations represents the net income earned on short sale proceeds held on deposit with the broker and margin interest earned or incurred on short sale transactions. The Fund may also earn or incur margin interest on short sales transactions. Margin interest is the income earned (or expense incurred) as a result of the market value of securities sold short being less than (or greater than) the proceeds received from the short sales.

G. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the

     Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

H. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

I. CALL OPTIONS -- The Fund may write and buy call options, including securities index options. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

       A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.

       An option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to the difference between the exercise price of the option and the value of the underlying stock index on the exercise date, multiplied by a fixed "index multiplier." A securities index fluctuates with changes in the market values of the securities included in the index. In the purchase of securities index options, the principal risk is that the premium and transaction costs paid by the Fund in purchasing an option will be lost if the changes in the level of the index do not exceed the cost of the option. In writing securities index options, the principal risk is that the Fund could bear a loss on the options that would be only partially offset (or not offset at all) by the increased value or reduced cost of hedged securities. Moreover, in the event the Fund was unable to close an option it had written, it might be unable to sell the securities used as cover.

J. PUT OPTIONS -- The Fund may purchase and write put options including securities index options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security, securities index, or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying securities to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.

K. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays a base management fee calculated at the annual rate of 1.50% of the Fund's average daily net assets. The base management fee will be adjusted, on a monthly basis, (i) upward at the rate of 0.20%, on a pro rata basis, for each percentage point the 12-month rolling investment performance of the Class A shares exceeds the sum of 2.00% and the 12-month rolling investment record of the S&P 500 Index, or (ii) downward at the rate of 0.20%, on a pro rata basis, for each percentage point the 12-month rolling investment record of the S&P 500 Index less 2.00% exceeds the 12-month rolling investment performance of the Class A shares. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended October 31, 2004, AIM waived fees of $1,139.

For the year ended October 31, 2004, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to assume $33,387 of expenses incurred by the Fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM Funds, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2004, AIM was paid $50,000 for such services.

The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the year ended October 31, 2004, the Fund paid AISI $414,934. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services.

The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B or Class C shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended October 31, 2004, the Class A, Class B and Class C shares paid $245,760, $669,217 and $218,651, respectively.

Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2004, AIM Distributors advised the Fund that it retained $5,510 in front-end sales commissions from the sale of Class A shares and $0, $1,017 and $336 from Class A, Class B shares and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC") and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated money market funds for the year ended October 31, 2004.


INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                         UNREALIZED
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE     DIVIDEND      REALIZED
FUND               10/31/03          AT COST          FROM SALES       (DEPRECIATION)      10/31/04        INCOME      GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $4,191,881       $ 50,891,600      $(49,359,432)         $   --         $ 5,724,049      $39,255       $   --
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class            4,191,881         50,891,600       (49,359,432)             --           5,724,049       38,901           --
==================================================================================================================================
  Total           $8,383,762       $101,783,200      $(98,718,864)         $   --         $11,448,098      $78,156       $   --
__________________________________________________________________________________________________________________________________
==================================================================================================================================

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures each transaction is effected at the current market price. Pursuant to these procedures, during the year ended October 31, 2004, the Fund engaged in purchases and sales of securities of $1,367,800 and $4,812,546, respectively.

NOTE 5--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2004, the Fund received credits in transfer agency fees of $2,435 under an expense offset arrangement, which resulted in a reduction of the Fund's total expenses of $2,435.

NOTE 6--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

During the year ended October 31, 2004, the Fund paid legal fees of $4,858 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by JP Morgan Chase Bank. The Fund may borrow up to the lessor of (i) $240,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. The funds which are party to the line of credit are charged a commitment fee of 0.10% on the unused balance of the committed line. During the year ended October 31, 2004, the fund had average borrowings for the number of days the borrowings were outstanding in the amount of $19,698,795 with a weighted average interest rate of 1.82% and interest expense of $243,781.

Effective November 1, 2004, the Fund entered into a new agreement whereby the Fund may borrow up to the lesser of (i) $225,000,000, or (ii) the limits set by its prospectus for borrowings and the funds that are parties to the line of credit will be charged a commitment fee of 0.09% on the unused balance of the committed line.

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan. The Fund did not borrow or lend under the facility during the year ended October 31, 2004.

Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 8--OPTION CONTRACTS WRITTEN

                                         TRANSACTIONS DURING THE PERIOD
----------------------------------------------------------------------------------------------------------------
                                                               CALL OPTION CONTRACTS       PUT OPTION CONTRACTS
                                                              ------------------------    ----------------------
                                                              NUMBER OF     PREMIUMS      NUMBER OF    PREMIUMS
                                                              CONTRACTS     RECEIVED      CONTRACTS    RECEIVED
----------------------------------------------------------------------------------------------------------------
Beginning of year                                               2,463      $  300,549          --      $      --
----------------------------------------------------------------------------------------------------------------
Written                                                        15,066       1,650,667       4,005        220,512
----------------------------------------------------------------------------------------------------------------
Closed                                                         (8,731)     (1,282,034)     (2,975)      (148,105)
----------------------------------------------------------------------------------------------------------------
Exercised                                                      (3,044)       (309,723)     (1,030)       (72,407)
----------------------------------------------------------------------------------------------------------------
Expired                                                        (5,508)       (332,810)         --             --
================================================================================================================
End of year                                                       246      $   26,649          --      $      --
________________________________________________________________________________________________________________
================================================================================================================

                                    OPEN CALL OPTIONS WRITTEN AT PERIOD END
----------------------------------------------------------------------------------------------------------------
                                                                                     OCTOBER 1,
                                                                                        2004
                                      CONTRACT    STRIKE    NUMBER OF    PREMIUMS      MARKET        UNREALIZED
                                       MONTH      PRICE     CONTRACTS    RECEIVED       VALUE       APPRECIATION
----------------------------------------------------------------------------------------------------------------
Clorox Co. (The)                       Nov-04     $55.0        220       $24,426       $17,050         $7,376
----------------------------------------------------------------------------------------------------------------
Freddie Mac                            Nov-04      70.0         26         2,223           520          1,703
================================================================================================================
Total outstanding options written                              246       $26,649       $17,570         $9,079
________________________________________________________________________________________________________________
================================================================================================================

NOTE 9--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

There were no ordinary income or long-term capital gain distributions paid during the years ended October 31, 2004 and 2003.

TAX COMPONENTS OF NET ASSETS:

As of October 31, 2004, the components of net assets on a tax basis were as follows:

                                                                    2004
-----------------------------------------------------------------------------
Unrealized appreciation -- investments                          $  10,164,065
-----------------------------------------------------------------------------
Temporary book/tax differences                                        (31,909)
-----------------------------------------------------------------------------
Capital loss carryforward                                        (284,689,761)
-----------------------------------------------------------------------------
Shares of beneficial interest                                     401,263,167
=============================================================================
Total net assets                                                $ 126,705,562
_____________________________________________________________________________
=============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales and the deferral of losses on straddles. The tax-basis unrealized appreciation on investments amount includes appreciation on foreign currencies of $675 and appreciation on option contracts of $9,079.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited as of October 31, 2004 to utilizing $279,652,604 of capital loss carryforward in the fiscal year ended October 31, 2005.

    The Fund utilized $8,567,548 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of October 31, 2004 which expires as follows:

                                                                CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
-----------------------------------------------------------------------------
October 31, 2009                                                $179,286,150
-----------------------------------------------------------------------------
October 31, 2010                                                  91,348,699
-----------------------------------------------------------------------------
October 31, 2011                                                  14,054,912
=============================================================================
Total capital loss carryforward                                 $284,689,761
_____________________________________________________________________________
=============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of November 3, 2003, the date of the reorganization of INVESCO Advantage Fund into the Fund, are realized on securities held in each fund at such date, the capital loss carryforward may be further limited for up to five years from the reorganization.

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended October 31, 2004 was $140,234,303 and $215,512,881, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of:
  Investment securities                                            $14,668,954
-------------------------------------------------------------------------------
  Securities sold short                                                 17,902
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of:
  Investment securities                                             (4,216,315)
-------------------------------------------------------------------------------
  Securities sold short                                               (316,230)
===============================================================================
Net unrealized appreciation of investment securities               $10,154,311
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $113,245,779.
Securities sold short have the same costs for tax and financial statement purposes.

NOTE 11--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of a net operating losses and foreign currency transactions, on October 31, 2004, undistributed net investment income (loss) was increased by $1,060,630, undistributed net realized gain (loss) was increased by certain payments received on securities sold short and capital loss limitations $37,103,817 and shares of beneficial interest decreased by $38,164,447. Further, as result of tax deferrals acquired in the reorganization of INVESCO Advantage Fund into the Fund, undistributed net income was decreased by $2,050, undistributed net realized gain (loss) was decreased by $43,304,976 and shares of beneficial interest increased by $43,307,026. These reclassifications had no effect on the net assets of the Fund.

NOTE 12--SHARE INFORMATION

The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Under certain circumstances, Class A shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                           CHANGES IN SHARES OUTSTANDING(a)
----------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED OCTOBER 31,
                                                              --------------------------------------------------------
                                                                         2004                          2003
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                        501,197    $  4,153,216     1,071,035    $  7,833,471
----------------------------------------------------------------------------------------------------------------------
  Class B                                                        186,041       1,484,901       693,006       4,950,673
----------------------------------------------------------------------------------------------------------------------
  Class C                                                        110,586         883,122       151,992       1,085,912
======================================================================================================================
Issued in connection with acquisitions:(b)
  Class A                                                        530,892       4,270,935            --              --
----------------------------------------------------------------------------------------------------------------------
  Class B                                                        740,509       5,801,027            --              --
----------------------------------------------------------------------------------------------------------------------
  Class C                                                        311,873       2,444,143            --              --
======================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                        163,800       1,352,401       125,000         919,786
----------------------------------------------------------------------------------------------------------------------
  Class B                                                       (168,500)     (1,352,401)     (127,822)       (919,786)
======================================================================================================================
Reacquired:
  Class A                                                     (4,145,780)    (33,849,938)   (4,084,004)    (29,964,863)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                     (2,775,151)    (21,992,351)   (2,773,275)    (19,775,139)
----------------------------------------------------------------------------------------------------------------------
  Class C                                                     (1,295,910)    (10,286,897)   (1,477,213)    (10,482,695)
======================================================================================================================
                                                              (5,840,443)   $(47,091,842)   (6,421,281)   $(46,352,641)
______________________________________________________________________________________________________________________
======================================================================================================================

(a) There is one entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 13% of the outstanding shares of the Fund. AIM Distributors has an agreement with this entity to sell Fund shares. The Fund, AIM and or AIM affiliates may make payments to this entity, which is considered to be related, for providing services to the Fund, AIM and or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.
(b) As of the opening of business on November 3, 2003, the Fund acquired all of the net assets of INVESCO Advantage Fund, pursuant to a plan of reorganization approved by the Trustees of the Fund on June 11, 2003 and INVESCO Advantage Fund shareholders on October 21, 2003. The acquisition was accomplished by a tax-free exchange of 1,583,274 shares of the Fund for 2,180,862 shares of INVESCO Advantage Fund outstanding as of the close of business on October 31, 2003. INVESCO Advantage Fund's net assets at that date of $12,516,105, including $2,028,124 of unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $173,469,765.

NOTE 13--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                               CLASS A
                                    ---------------------------------------------------------------------------------------------
                                                                                                                DECEMBER 30, 1999
                                                                                             THREE MONTHS       (DATE OPERATIONS
                                                  YEAR ENDED OCTOBER 31,                        ENDED             COMMENCED) TO
                                    --------------------------------------------------       OCTOBER 31,            JULY 31,
                                     2004          2003          2002           2001             2000                 2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
  period                            $  8.04       $  7.06       $  8.83       $  13.60         $  13.12             $  10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)        (0.03)(a)     (0.06)(a)     (0.02)(a)(b)    (0.03)(a)        0.00(a)             (0.01)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities
    (both realized and unrealized)     0.05          1.04         (1.75)         (4.37)            0.48                 3.13
=================================================================================================================================
    Total from investment
      operations                       0.02          0.98         (1.77)         (4.40)            0.48                 3.12
=================================================================================================================================
Less distributions from net
  realized gains                         --            --            --          (0.37)              --                   --
=================================================================================================================================
Net asset value, end of period      $  8.06       $  8.04       $  7.06       $   8.83         $  13.60             $  13.12
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                        0.25%        13.88%       (20.05)%       (33.10)%           3.66%               31.20%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                          $54,788       $78,440       $89,218       $171,324         $373,614             $138,205
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net
  assets (including interest
  expense and dividends on short
  sales expense):
  With fee waivers and/or expense
    reimbursements                     1.52%(d)      2.21%         1.26%          2.16%            2.07%(e)             2.41%(e)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or
    expense reimbursements             1.54%(d)      2.21%         1.36%          2.26%            2.10%(e)             2.49%(e)
=================================================================================================================================
Ratio of expenses to average net
  assets (excluding interest
  expense and dividends on short
  sales expense):
  With fee waivers and/or expense
    reimbursements                     1.29%(d)      1.95%         1.11%          2.12%            2.03%(e)             2.34%(e)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or
    expense reimbursements             1.31%(d)      1.95%         1.21%          2.22%            2.06%(e)             2.42%(e)
=================================================================================================================================
Ratio of net investment income
  (loss) to average net assets        (0.31)%(d)    (0.87)%       (0.19)%(b)     (0.30)%           0.04%(e)            (0.20)%(e)
=================================================================================================================================
Ratio of interest expense and
  dividends on short sales expense
  to average net assets(f)             0.23%(d)      0.26%         0.15%          0.04%            0.04%(e)             0.07%(e)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(g)               87%          215%          195%           269%              38%                 125%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income (loss) per share would have been $(0.01) and the ratio of net investment income (loss) to average net assets would have been (0.17)%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $70,217,065.
(e)  Annualized.
(f) Ratio includes interest expense and fees on the committed line of credit.
(g)  Not annualized for periods less than one year.

                                                                                CLASS B
                                        ----------------------------------------------------------------------------------------
                                                                                                                  MARCH 31, 2000
                                                                                                 THREE MONTHS      (DATE SALES
                                                      YEAR ENDED OCTOBER 31,                        ENDED         COMMENCED) TO
                                        ---------------------------------------------------      OCTOBER 31,         JULY 31,
                                         2004           2003          2002           2001            2000              2000
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period    $  7.84        $  6.93       $  8.74       $  13.55        $  13.10          $  12.81
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)            (0.08)(a)      (0.11)(a)     (0.08)(a)(b)    (0.12)(a)      (0.02)(a)         (0.02)
--------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities
    (both realized and unrealized)         0.04           1.02         (1.73)         (4.32)           0.47              0.31
================================================================================================================================
    Total from investment operations      (0.04)          0.91         (1.81)         (4.44)           0.45              0.29
================================================================================================================================
Less distributions from net realized
  gains                                      --             --            --          (0.37)             --                --
================================================================================================================================
Net asset value, end of period          $  7.80        $  7.84       $  6.93       $   8.74        $  13.55          $  13.10
________________________________________________________________________________________________________________________________
================================================================================================================================
Total return(c)                           (0.51)%        13.13%       (20.71)%       (33.53)%          3.44%             2.26%
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                              $54,797        $70,905       $77,920       $143,331        $282,120          $102,795
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratio of expenses to average net
  assets (including interest expense
  and dividends on short sales
  expense)                                 2.17%(d)(e)    2.86%         2.01%          2.92%           2.77%(f)          3.10%(e)(f)
================================================================================================================================
Ratio of expenses to average net
  assets (excluding interest expense
  and dividends on short sales
  expense)                                 1.94%(d)(g)    2.60%         1.86%          2.88%           2.73%(f)          3.03%(f)(g)
================================================================================================================================
Ratio of net investment income (loss)
  to average net assets                   (0.96)%(d)     (1.52)%       (0.94)%(b)     (1.06)%         (0.66)%(f)        (0.89)%(f)
================================================================================================================================
Ratio of interest expense and
  dividends on short sales expense to
  average net assets(h)                    0.23%(d)       0.26%         0.15%          0.04%           0.04%(f)          0.07%(f)
________________________________________________________________________________________________________________________________
================================================================================================================================
Portfolio turnover rate(i)                   87%           215%          195%           269%             38%              125%
________________________________________________________________________________________________________________________________
================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have remained the same and the ratio of net investment income (loss) to average net assets would have been (0.92)%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $66,921,710.
(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements including interest expense and dividends on short sales expense. was 2.19% and 3.18% (annualized), for the year ended October 31, 2004 and the four months ended July 31, 2000, respectively.
(f)  Annualized.
(g) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements and excluding interest expense and dividends on short sales expense was 1.96% and 3.11% (annualized), for the year ended October 31, 2004 and the four months ended July 31, 2000, respectively.
(h) Ratio includes interest expense and fees on the committed line of credit.
(i)  Not annualized for periods less than one year.

                                                                             CLASS C
                                 ------------------------------------------------------------------------------------------------
                                                                                                                   MARCH 31, 2000
                                                                                              THREE MONTHS          (DATE SALES
                                               YEAR ENDED OCTOBER 31,                            ENDED             COMMENCED) TO
                                 --------------------------------------------------           OCTOBER 31,             JULY 31,
                                  2004            2003       2002            2001                 2000                  2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
  period                         $  7.84         $  6.93    $  8.73         $ 13.55             $  13.09              $ 12.81
---------------------------------------------------------------------------------------------------------------------------------
Income from investment
  operations:
  Net investment income (loss)     (0.08)(a)       (0.11)(a)   (0.08)(a)(b)   (0.12)(a)            (0.02)(a)            (0.02)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on
    securities (both realized
    and unrealized)                 0.04            1.02      (1.72)          (4.33)                0.48                 0.30
=================================================================================================================================
    Total from investment
      operations                   (0.04)           0.91      (1.80)          (4.45)                0.46                 0.28
=================================================================================================================================
Less distributions from net
  realized gains                      --              --         --           (0.37)                  --                   --
=================================================================================================================================
Net asset value, end of period   $  7.80         $  7.84    $  6.93         $  8.73             $  13.55              $ 13.09
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                    (0.51)%         13.13%    (20.62)%        (33.60)%               3.51%                2.19%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                       $17,121         $24,060    $30,430         $59,675             $111,084              $34,972
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average
  net assets (including
  interest expense and
  dividends on short sales
  expense)                          2.17%(d)(e)     2.86%      2.01%           2.92%                2.77%(f)             3.10%(e)(f)
=================================================================================================================================
Ratio of expenses to average
  net assets (excluding
  interest expense and
  dividends on short sales
  expense)                          1.94%(d)(g)     2.60%      1.86%           2.88%                2.73%(f)             3.03%(f)(g)
=================================================================================================================================
Ratio of net investment income
  (loss) to average net assets     (0.96)%(d)      (1.52)%    (0.94)%(b)      (1.06)%              (0.66)%(f)           (0.89)%(f)
=================================================================================================================================
Ratio of interest expense and
  dividends on short sales
  expense to average net
  assets(h)                         0.23%(d)        0.26%      0.15%           0.04%                0.04%(f)             0.07%(f)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(i)            87%            215%       195%            269%                  38%                 125%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have remained the same and the ratio of net investment income (loss) to average net assets would have been (0.92)%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $21,865,137.
(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements including interest expense and dividends on short sales expense was 2.19% and 3.18% (annualized), for the year ended October 31, 2004 and the four months ended July 31, 2000, respectively.
(f)  Annualized.
(g) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements and excluding interest expense and dividends on short sales expense. was 1.96% and 3.11% (annualized), for the year ended October 31, 2004 and the four months ended July 31, 2000, respectively.
(h) Ratio includes interest expense and fees on the committed line of credit.
(i)  Not annualized for periods less than one year.

NOTE 14--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders.

    As described more fully below, INVESCO Funds Group, Inc. ("IFG"), the former investment advisor to certain AIM Funds, A I M Advisors, Inc. ("AIM"), the Fund's investment advisor, and A I M Distributors, Inc. ("ADI"), the distributor of the retail AIM Funds and a wholly owned subsidiary of AIM, reached final settlements with the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), the Colorado Division of Securities ("CODS") and the Secretary of State of the State of Georgia to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG.

    In addition, as described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

    As a result of the matters discussed below, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

Settled Enforcement Actions and Investigations Related to Market Timing

    On October 8, 2004, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, announced that final settlements had been reached with the SEC, the NYAG, the COAG and the Secretary of State of Georgia to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. A final settlement also has been reached with the Colorado Division of Securities ("CODS") with respect to this matter. In their enforcement actions and investigations, these regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that IFG and AIM had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG, AIM and ADI breached various Federal and state securities, business and consumer protection laws. Under the terms of the settlements, IFG, AIM and ADI consent to the entry of settlement orders or assurances of discontinuance, as applicable, by the regulators containing certain terms, some of which are described below, without admitting or denying any wrongdoing.

    Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of the $325 million total payment, half will be paid on or before December 31, 2004 and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties. The entire $50 million payment by AIM and ADI has been paid.

    The entire $325 million IFG settlement payment will be available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant to be appointed under the settlements. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC.

    Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on the AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees. IFG will also pay $1.5 million to the COAG to be used for investor education purposes and to reimburse the COAG for actual costs. Finally, IFG and AIM will pay $175,000 to the Secretary of State of Georgia to be used for investor education purposes and to reimburse the Secretary of State for actual costs.

    None of the costs of the settlements will be borne by the AIM Funds or by Fund shareholders.

    Under the terms of the settlements, AIM will make certain governance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant, a corporate ombudsman and, as stated above, an independent distribution consultant. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party.

    In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

    On October 8, 2004, the SEC announced that it had settled a market timing enforcement action against Raymond R. Cunningham, the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by IFG. As part of the settlement, the SEC ordered Mr. Cunningham to pay $1 in restitution and civil penalties in the amount of $500,000. In addition, the SEC prohibited Mr. Cunningham from associating with an investment advisor, broker, dealer or investment company for a period of two years and further prohibited him from serving as an officer or director of an investment advisor, broker, dealer or investment company for a period of five years.

    On August 31, 2004, the SEC announced that it had settled market timing enforcement actions against Timothy J. Miller, the former chief investment officer and a former portfolio manager for IFG, Thomas A. Kolbe, the former national sales manager of IFG, and Michael D. Legoski, a former assistant vice president in IFG's sales department. As part of the settlements, the SEC ordered Messrs. Miller, Kolbe and Legoski to pay $1 in restitution each and civil penalties in the amounts of $150,000, $150,000 and $40,000, respectively. In addition, the SEC prohibited each of them from associating with an investment advisor or investment company for a period of one year, prohibited Messrs. Miller and Kolbe from serving as an officer or director of an investment advisor or investment company for three years and two years, respectively, and prohibited Mr. Legoski from associating with a broker or dealer for a period of one year.

    As referenced by the SEC in the SEC's settlement order, one former officer of ADI and one current officer of AIM (who has taken a voluntary leave of absence) have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to market timing activity in the AIM Funds.

    At the request of the trustees of the AIM Funds, AMVESCAP has agreed to pay all of the expenses incurred by such Funds related to the market timing investigations, including expenses incurred in connection with the regulatory complaints against IFG alleging market timing and the market timing investigations with respect to IFG and AIM.

    The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on the AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant to be appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement amounts may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the ongoing matters described below may have on AIM, ADI or the Fund.

Ongoing Regulatory Inquiries Concerning IFG and AIM

    IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.

    AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the New York Stock Exchange, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division and the U.S. Postal Inspection Service, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.


Private Civil Actions Alleging Market Timing

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, A I M Management Group Inc. ("AIM Management"), AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.

    All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. Plaintiffs in one of the underlying lawsuits transferred to the MDL Court continue to seek remand of their action to state court.

Private Civil Actions Alleging Improper Use of Fair Value Pricing

    Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc., ADI and/or INVESCO Distributors, Inc.) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees.


Private Civil Actions Alleging Improper Charging of Distribution Fees on Closed Funds or Share Classes

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.